As filed with the Securities Exchange Commission on May 4, 1998

                                           Registration No. 333-__________

==========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     ______________________________________
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                     --------------------------------------

                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)

            Missouri                                43-1681393
(State or other jurisdiction                     (I.R.S. Employer  of
incorporation or organization)                Identification Number)

                      Commercial Mortgage Acceptance Corp.
                         210 West 10th Street, 6th Floor
                           Kansas City, Missouri 64105
                                 ---------------

               (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Alan L. Atterbury
                      Commercial Mortgage Acceptance Corp.
                         210 West 10th Street, 6th Floor
                           Kansas City, Missouri 64105
                                 (816) 435-5000

                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                     --------------------------------------

                                    Copy to:

                                William A. Hirsch
                              Patrick J. Respeliers
                            Morrison & Hecker L.L.P.
                                2600 Grand Avenue
                           Kansas City, Missouri 64108


==========================================================================

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please
check the following box.     |_|
      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|
      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If delivery  of the  prospectus  is expected to be made  pursuant to
Rule 434 under the  Securities  Act of 1933,  please  check the  following
box.      |_|


                         CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------
    Title of         Amount to         Proposed          Proposed             Amount
 securities to     be registered    maximum offering  maximum aggregate  of registration
 be registered                           price       offering price<F1>       fee
                                    persecurity<F1>
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
    Mortgage
  Pass-Through     $3,000,000,000        100%         $3,000,000,000     $885,000<F2>
  Certificates,
issued in series
----------------------------------------------------------------------------------------

<F1>Estimated   solely  for  the   purpose  of   calculating   the  registration
fee.
<F2>$8,464,768 aggregate principal amount of Mortgage Pass-Through  Certificates registered by the Registrant under Registration Statement No. 333-13725 and Registration Statement No. 333-42835 and not previously sold are consolidated in this Registration Statement pursuant to Rule 429. $2,497.11 has been previously paid by the Registrant under the foregoing Registration Statements in connection with such unsold amount of Mortgage Pass-Through Certificates.


The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                         EXPLANATORY NOTE

      This Registration Statement contains (i) a base prospectus to be used for transactions involving mortgage loans secured by multifamily and commercial properties containing concentrations of general commercial properties (which consist of office, retail, including shopping centers, industrial, warehouse, mini-warehouse and similar types of commercial properties, including commercial properties that mix the foregoing property types) and multifamily properties (which consist of apartments, congregate care facilities and mobile home parks) and (ii) alternate pages to the base prospectus for transactions involving mortgage loans secured by commercial and multifamily properties containing concentrations of (a) general commercial properties, multifamily properties and hotels, (b) general commercial properties, multifamily properties and nursing homes and (c) general commercial properties, multifamily properties, hotels and nursing homes.

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the prospectus to which it relates shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


              PRELIMINARY PROSPECTUS SUPPLEMENT, DATED May 4, 1998
                             SUBJECT TO COMPLETION
PROSPECTUS SUPPLEMENT
(To Prospectus dated May ___, 1998)
                                 $ (Approximate)

                      Commercial Mortgage Acceptance Corp.
                                   (Depositor)
       Midland Loan Services, Inc. (Master Servicer and Special Servicer)
         Commercial Mortgage Pass-Through Certificates, Series 1998-____

                            -------------------------

     The Commercial Mortgage Pass-Through Certificates, Series 1998-____ (the "Certificates") will consist of 16 Classes of Certificates, designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class X Certificates,
the Class B Certificates,  the Class C  Certificates,  the Class D Certificates,
the Class E Certificates,  the Class F  Certificates,  the Class G Certificates,
the Class H Certificates, the Class J Certificates, the Class K Certificates, the Class L-PO Certificates and the Class L-IO Certificates (collectively, the "Regular Certificates") and the Class R-I Certificates and the Class R-II Certificates (together, the "Residual Certificates"). Only the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Offered Certificates") are offered hereby. (cover page continued on following pages)
                           -------------------------

THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MORTGAGE LOAN SELLER, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
                           -------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Prospective Investors should review fully this Prospectus Supplement and the Prospectus, including, without limitation, the material risks discussed under "RISK FACTORS" at page S-19 in this Prospectus Supplement and Page 6 of the Prospectus before purchasing any of the Offered Certificates.


------------------------- ------------------ ----------------- --------------------- ---------------------
         Class                 Initial         Pass-Through        Rated Final         Scheduled Final
                             Certificate         Rate <F2>      Distribution Date     Distribution Date
                             Balance <F1>                              <F3>                  <F4>
------------------------- ------------------ ----------------- --------------------- ---------------------
  Class A-1...........    $                  ___%
------------------------- ------------------ ----------------- --------------------- ---------------------
  Class A-2...........    $                  ___%
------------------------- ------------------ ----------------- --------------------- ---------------------
  Class B ............    $                  ___%
------------------------- ------------------ ----------------- --------------------- ---------------------
  Class C ............    $                  ___%
------------------------- ------------------ ----------------- --------------------- ---------------------
  Class D ............    $                  ___%
------------------------- ------------------ ----------------- --------------------- =====================
  Class E ............    $                  ___%
------------------------- ------------------ ----------------- --------------------- =====================

<F1>Approximate,  subject to an upward or downward  variance  of up to 5%.
<F2>In addition to distributions  of principal and interest,  holders of certain
Classes of Certificates will be entitled to receive a portion of the Prepayment Premiums received from the borrowers as described herein. See "DESCRIPTION OF THE CERTIFICATES--Distributions--Prepayment Premiums" herein.
<F3>The Rated Final Distribution Date (the "Rated Final Distribution  Date") for
each Class of Offered Certificates is the Distribution Date occurring two years after the latest Assumed Maturity Date of any of the Mortgage Loans. The "Assumed Maturity Date" of (a) any Mortgage Loan that is not a Balloon Loan is the maturity date of such Mortgage Loan and (b) any Balloon Loan is the date on which such Mortgage Loan would be deemed to mature in accordance with its original amortization schedule absent its Balloon Payment.
<F4>The "Scheduled  Final  Distribution  Date"  with  respect  to any  Class  of
Certificates is the Distribution Date on which the final distribution would occur for such Class of Certificates based on the assumptions described in "DESCRIPTION OF THE CERTIFICATES-Distributions" herein.

      The Offered Certificates will be purchased by ___________________________ (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be approximately $ , before deducting certain expenses expected to be approximately $ payable by the Depositor. The Offered Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to its right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company ("DTC"), on or about _____________, 1998 (the "Delivery Date"), against payment therefor in immediately available funds.

                         -------------------------------
                                __________, 1998

(continued from cover)

[IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY EFFECT TRANSACTIONS WHICH STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE OFFERED CERTIFICATES, INCLUDING [LIST TYPES OF
TRANSACTIONS].  FOR A DESCRIPTION  OF THESE  ACTIVITIES,  SEE "PLAN
OF DISTRIBUTION."]

      This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

      Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters with respect to their unsold allotments or subscriptions.

      There is currently no secondary market for the Offered Certificates. The Underwriter has advised the Depositor that it currently intends to make a secondary market in the Offered Certificates, but it is under no obligation to do so. There can be no assurance that such a market will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity of investment. See "RISK FACTORS--Limited Liquidity" herein.

                              AVAILABLE INFORMATION

      The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the Offered Certificates. This Prospectus Supplement and the accompanying Prospectus, which form a part of the Registration Statement, omit certain information contained in such Registration Statement pursuant to the rules and regulations of the Commission. The Registration Statement can be inspected and copied at the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W, Washington D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Web site is http://www.sec.gov. See "ADDITIONAL INFORMATION" AND "REPORTS" in the Prospectus.

                        SUMMARY OF PROSPECTUS SUPPLEMENT

      Prospective investors are advised to read carefully, and should rely solely on, the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus relating to the Offered Certificates in making their investment decision. The following Summary does not include all relevant information relating to the Offered Certificates or the Mortgage Loans, particularly with respect to the risks and special considerations involved with an investment in the Offered Certificates and is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus. Prior to making any investment decision, a prospective investor should review fully this Prospectus Supplement and the Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in the Prospectus. See "INDEX OF DEFINITIONS" herein and in the Prospectus.

----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- ==============
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
Class       Rating by       Initial         % of      Approximate   Description  Pass-Through   Weighted   Principal
            ____________    Aggregate       Total     Credit                     Rate           Average    Window
                            Certificate               Support                                   Life       (years) <F1>
                            Principal                                                           (years)
                            Amount                                                              <F1>

=========================================================================================================================
Senior Certificates
=========================================================================================================================
A-1                         $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
A-2                         $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
X                           N/A <F2>        N/A                     Excess       % <F3>         N/A        N/A
                                                                    Interest
=========================================================================================================================
Subordinate Certificates
=========================================================================================================================
B                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
C                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
D                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
E                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
F                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
G                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
H                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
J                           $               %                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
K           $               %                                       Fixed Rate   %
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
L-PO        Unrated         $               %                       Principal    N/A
                                                                    Only
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
L-IO        Unrated         $N/A            N/A                     Interest     %              N/A        N/A
                                                                    Only
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------
----------- --------------- --------------- --------- ------------- ------------ -------------- ---------- --------------

<F1>Based respectively on Scenario 2, which assumes a 0% CPR, no defaults and an auction in ____________ and Scenario 1, which assumes a 0% CPR and no defaults. See "YIELD AND MATURITY CONSIDERATIONS-Weighted Average Life" herein.
<F2>The Class X Notional Balance is equal to the aggregate  Certificate  Balance
of  the   Regular   Certificates   (other  than  the  Class  X  and  Class  L-IO
Certificates).
<F3>Initial Pass-Through Rate. The Pass-Through Rate will be equal to the excess of the Weighted Average Net Mortgage Rate over the Weighted Average Pass-Through Rate.

Title of
 Certificates.......Commercial  Mortgage  Acceptance Corp.  Commercial  Mortgage
                    Pass-Through    Certificates,    Series    1998-____    (the
                    "Certificates").

                    The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of ________________, 1998 (the "Pooling and Servicing Agreement") among the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent.

                    Only the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates are offered hereby.

                    The Class X, Class F, Class G, Class H, Class J, Class K, Class L-PO, Class L-IO, Class R-I and Class R-II Certificates (collectively, the "Private Certificates") have not been registered under the 1933 Act and are not offered hereby. Accordingly, to the extent this Prospectus Supplement contains information regarding the terms of the Private Certificates, such information is provided solely because of its relevance to a prospective purchaser of an Offered Certificate.

Depositor...........Commercial   Mortgage   Acceptance  Corp.,  a  wholly  owned
                    subsidiary of Midland Loan Services, Inc. (the Master Servicer and the Special Servicer). See "THE DEPOSITOR" in the Prospectus.

Master Servicer.....Midland  Loan  Services,  Inc.  (the "Master  Servicer"),  a
                    wholly owned subsidiary of PNC Bank, National Association. See "MIDLAND LOAN SERVICES, INC." herein.

Special Servicer....Midland Loan  Services,  Inc.  (the "Special  Servicer"),  a
                    wholly owned subsidiary of PNC Bank, National Association. See "MIDLAND LOAN SERVICES, INC." herein.

Trustee.............___________________________,   a  ____________________  (the
                    "Trustee". See "THE POOLING AND SERVICING AGREEMENT--The Trustee" herein.

Fiscal Agent........________________________________,  a  ______________________
                    (the  "Fiscal  Agent").   See  "THE  POOLING  AND  SERVICING
                    AGREEMENT--The Fiscal Agent" herein.

Cut-off Date........__________________,  1998, [except with respect to the Newly
                    Originated Loans for which the Cut-off Date will be the date each such Mortgage Loan was funded.]

Closing Date........On or about ___________________, 1998.

Distribution Date...The [25th] day of each month, or if such [25th] day is not a
                    Business Day, the Business Day immediately following such day, commencing in ________________ 1998. As used herein, a "Business Day" is any day other than a Saturday, Sunday or a day in which banking institutions in the States of New York, Missouri or __________ are authorized or obligated by law, executive order or governmental decree to close.

Scheduled Final
Distribution Date..                                         Scheduled
                                                              Final
                          Class Designation              Distribution Date

                          Class A-1 .....................
                          Class A-2 .....................
                          Class X    ....................
                          Class B    ....................
                          Class C    ....................
                          Class D    ....................
                          Class E    ....................
                          Class F  ......................
                          Class G    ....................
                          Class H    ....................
                          Class J    ....................
                          Class K  ......................
                          Class L-PO.....................
                          Class L-IO ....................

                          The Scheduled Final Distribution Dates set forth above have been determined on the basis of the assumptions
                          described      in       "DESCRIPTION       OF      THE
                          CERTIFICATES--Scheduled   Final   Distribution   Date"
                          herein.

Rated Final
Distribution Date...As to each Class of Certificates, ____________.

Record Date.........With  respect  to  each  Distribution  Date,  the  close  of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

Interest Accrual
 Period.............With respect to any  Distribution  Date,  the calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period is calculated based on a 360-day year consisting of twelve 30- day months.

Collection Period...With  respect  to each  Distribution  Date and any  Mortgage
                    Loan, the period beginning on the day following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in ______________, 1998 on the day after the Cut-off Date) and ending on the Determina-tion Date in the month in which such Distribution Date occurs.

Determination Date..The [17th] day of any month,  or if such [17th] day is not a
                    Business Day, the Business Day immediately preceding such [17th] day, commencing in _______________, 1998.

Due Date............With respect to any Collection Period and Mortgage Loan, the date on which scheduled payments are due on such Mortgage Loan (without regard to grace periods), which date, for the Mortgage Loans, is the first day of the month (the "Due Date"").

Denominations.......The Class  A-1,  Class  A-2,  Class B,  Class C, Class D and
                    Class E Certificates will be issued in minimum denominations of Certificate Balance or Notional Balance, as applicable, of $100,000 and integral multiples of $1,000 in excess thereof and will be registered in the name of a nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Depositor, the "Depository") and beneficial interests therein will be held by investors through the book-entry facilities of the Depository. The Depositor has been informed by DTC that its nominee will be Cede & Co. Beneficial Owners will hold and transfer their respective ownership interests in and to such Book-Entry Certificates through the book- entry facilities of DTC and will not be entitled to definitive, fully registered Certificates except in the limited circumstances set forth herein. See "DESCRIPTION OF THE CERTIFICATES--Delivery, Form and Denomination" herein.

Distributions.......Distributions  on the  Certificates  will  be  made  on each
                    Distribution Date, commencing in ____________ 1998, to the holders of record at the close of business on the related Record Date.

                    The aggregate amount available for distribution with respect to the Certificates on any Distribution Date, other than Distributions of Prepayment Premiums, is the Available Funds. See "DESCRIPTION OF THE CERTIFICATES-- Distributions-Method, Timing, and Amount" for a detailed description of what constitutes Available Funds for any Distribution Date.

                    On each Distribution Date, the Available Funds will be applied to make distributions to the holders of the Class A-1, Class A-2 and Class X Certificates, concurrently, and then to the holders of each other Class of Regular Certificates, in the order of their alphabetic designation, as follows: first, in payment of interest accrued on such Class during the preceding month and any interest accrued on such Class in prior months but not previously paid, second, if such Class has a Certificate Balance and the Certificate Balance of each Class with an earlier alphabetic designation has been reduced to zero, in distribution of principal, up to an amount equal to the lesser of (x) the Certificate Balance of such Class and (y) the Pooled Principal Distribution Amount for such Distribution Date (less any portion thereof distributed on such Distribution Date to any Class with an earlier alphabetic designation) and third, in reimbursement of any Realized Loss allocated to such Class on a prior Distribution Date, together with interest thereon at the Pass-Through Rate for such Class.

                    [In the event that, on any Distribution Date, any portion of Available Funds has not been distributed to Certificateholders after applying Available Funds in the manner and in the amounts described in the preceding paragraph, the remaining amount will be applied to make principal distributions to the Regular Certificates (other than the Class X and Class L-IO Certificates), in reverse order of their alphabetic designations, in each case until the Certificate Balance of such Class has been reduced to zero, and any remaining amount will be distributed to the holder of the applicable Class of Residual Certificates. No such additional distributions are anticipated.]

                    Additional Master Servicer or Special Servicer compensation, interest on Advances, extraordinary expenses of the Trust Fund and other similar items will create a shortfall in Available Funds, which generally will result in a Class Interest Shortfall for the most subordinate Class then outstanding.

                    See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein.

Distribution of
 Prepayment
 Premiums...........Any  Prepayment  Premium  (whether  described in the related
                    Mortgage Loan documents as a fixed payment premium or a yield maintenance amount) actually collected with respect to a Mortgage Loan during any particular Collection Period will be distributed on the related Distribution Date to the holders of the Certificates as set forth in "DESCRIPTION OF THE CERTIFICATES--Distributions- -Prepayment Premiums".

Yield
 Considerations.....The yield to an  investor in the  Certificates  ("Investor")
                    will depend on, among other things, the price paid by the Certificateholder, the rate and timing of principal payments (including prepayments) on the Mortgage Loans, the magnitude and timing of losses on the Mortgage Loans due to liquida-tions of defaulted Mortgage Loans and modifications, waivers and amendments (including forbearance of scheduled payments of interest and principal, debt forgiveness and extensions of Balloon Payments) with respect to the Specially Serviced Mortgage Loans. Each Mortgage Loan is either fully amortizing or provides for payments only of interest or payments of principal and interest based on an amortization schedule that extends beyond its maturity date with all unpaid principal and interest due at maturity (i.e., a Balloon Payment). The yield to an Investor in the Certificates also will be affected by, among other things, Pass-Through Rates in effect from time to time, additional Trust Fund expenses, Anticipated Losses and Realized Losses, which may adversely affect the amounts distributable to one or more Classes of Regular Certificates. See DESCRIPTION OF THE CERTIFICATES--Distributions". Prepayments and liquidations of defaulted Mortgage Loans are likely to reduce the amount of interest and/or principal payable to the holders of the Regular Certificates. See "DESCRIPTION OF THE CERTIFICATES" and "YIELD AND MATURITY CONSIDERATIONS".

Advances............Subject  to the  limitations  described  herein,  the Master
                    Servicer is required to make advances (each such amount, a "P&I Advance") in respect of delinquent Monthly Payments on the Mortgage Loans. The Master Servicer will not be required to advance the full amount of any Balloon Payment not made by the related borrower on its due date, but will advance an amount equal to the monthly payment (or portion thereof not received) deemed to be due on the Mortgage Loan after such default, calculated on the original amortization schedule of such Mortgage Loan with interest as described herein. Upon determination of the Anticipated Loss with respect to any Seriously Delinquent Loan, the amount of any P&I Advance required to be made with respect to such Seriously Delinquent Loan on any Distribution Date will be an amount equal to the product of (A) the amount of the P&I Advance that would be required to be made in respect of such Seriously Delinquent Loan without regard to the application of this sentence, multiplied by (B) a fraction, the numerator of which is equal to the Scheduled Principal Balance of such Seriously Delinquent Loan as of the immediately preceding Determination Date less the Anticipated Loss and the denominator of which is such Scheduled Principal Balance. See "THE POOLING AND SERVICING AGREEMENT-- Advances" herein. Subject to a determination of non-recoverability, if the Master Servicer fails to make a required P&I Advance, the Trustee, acting in accordance with the servicing standard, will be required to make such P&I Advance, and if the Trustee fails to make a required P&I Advance, the Fiscal Agent will be required to make such P&I Advance. See "THE POOLING AND SERVICING AGREEMENT--The Fiscal Agent" herein.

Subordination;
 Allocation of
 Realized Losses....The  rights of the Class B, Class C, Class D, Class E, Class
                    F, Class G, Class H, Class J, Class K, Class L-IO and Class L-PO Certificates (the "Subordinate Certificates") to receive payments of principal and interest will be subordinated to the rights of the Class A-1, Class A-2 and Class X Certificates (the "Senior Certificates"), to the extent described herein and, further, in the case of any particular Class of Subordinate Certificates to the rights of the holders of each other Class of Subordinate Certificates, if any, with an earlier alphabetical Class designation, as described herein. Such subordination will be accomplished by (i) the application of Available Funds in the order described above under "--Distributions" and (ii) the allocation of Realized Losses to the Regular Certificates (other than the Class X and Class L-IO Certificates, which may nonetheless incur reductions of their Notional Balances) in reverse order of their alphabetical Class designations; provided that Realized Losses are allocated pro rata to the Class A-1 and Class A-2 Certificates in accordance with their respective Certificate Balances. In addition, the rights of the holders of the Residual Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the Regular Certificates, to the extent described herein. No other form of credit enhancement is offered for the benefit of the holders of the Certificates.

Early Termination...Any holder of the Class R-I Certificates  representing  more than a 50% Percentage Interest of the Class R-I Certificates, the Master Servicer and the Depositor will each have the option to purchase, at the purchase price specified herein, all of the Mortgage Loans, and all property acquired through exercise of remedies in respect of any Mortgage Loans, remaining in the Trust Fund, and thereby effect a termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than 10% of the Initial Pool Balance. See "DESCRIPTION OF THE CERTIFICATES--Early Termination" herein.

Auction Call Date...If the  Trust  Fund  has  not  been  terminated  earlier  as described under "DESCRIPTION OF THE CERTIFICATES--Early Termination" herein, the Trustee will on the Distribution Date occurring in September of each year from and including and on any date after the Distribution Date occurring in on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans (each, an "Auction Valuation Date"), request that four independent financial advisory or investment banking or investment brokerage firms nationally recognized in the field of real estate analysis and reasonably acceptable to the Master Servicer provide the Trustee with an estimated value at which the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the Trust Fund could be sold pursuant to an auction. If the aggregate value of the Mortgage Loans and all other property acquired in respect of any Mortgage Loan, as determined by the average of the three highest such estimates, equals or exceeds the aggregate amount of the Certificate Balances of all Certificates outstanding on the Auction Valuation Date, plus unpaid interest thereon, the anticipated Auction Fees, unpaid servicing compensation, unreimbursed Advances (together with interest thereon at the Advance Rate) and unpaid Trust Fund expenses, the Trustee will auction the Mortgage Loans and such property and thereby effect a termination of the Trust Fund and early retirement of the then outstanding Certificates on or after the Distribution Date in . The Trustee will accept no bid lower than the Minimum Auction Price. See "DESCRIPTION OF THE CERTIFICATES--Auction" herein.

Certain Federal
 Income Tax
 Consequences.......Elections  will be made to treat the Trust  REMICs,  and the
                    Trust REMICs will qualify, as two separate real estate mortgage investment conduits (each, "REMIC I" and "REMIC -------- ----- II") for federal income tax purposes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L-PO and Class L-IO Certificates (collectively, the "Regular ------- Certificates") will represent "regular interests" in REMIC II and the Class R-II Certificates will be designated as the sole Class of "residual interest" in REMIC II. Certain uncertificated classes of interests will represent "regular interests" in REMIC I and the Class R-I Certificates will be designated as the sole Class of "residual interest" in REMIC I.

                    Because they represent regular interests, the Regular Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Holders of the Regular Certificates will be required to include in income all interest on such Certificates in accordance with the accrual method of accounting, regardless of a Certificateholder's usual method of accounting. The [Identify Classes, if any] Certificates will not, and the [Identify Classes, if any] Certificates, will be treated as having been issued with original issue discount for federal income tax reporting purposes. For the purposes of determining the rate of accrual of market discount, original issue discount and premium for federal income tax purposes, it has been assumed that the Mortgage Loans will not be voluntarily prepaid prior to their respective maturity dates and that the Trust Fund will be terminated on the Distribution Date occurring in __________ pursuant to the auction termination procedure described herein. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate or whether the Trust Fund will be terminated on such date. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests-Interest and Acquisition Discount" in the Prospectus.

                    The amount of income reported by a holder of a Subordinate Certificate may exceed cash distributions as a result of the preferential right of other Classes of Regular Certificates to receive cash distributions in the event of losses or delinquencies on the Mortgage Loans.

                    Certain Classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price. Holders of such Classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize any such premium. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests" in the Prospectus.

                    Offered Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of
                    Section 856(c)(6)(B) of the Internal Revenue Code of 1986 (the "Code"), and interest (including original issue discount) with respect to Offered Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in property" within the meaning of Section 856(c)(3)(B) of the Code. Offered Certificates held by a domestic building and loan association will generally constitute "a regular or a residual interest in a REMIC" within the meaning of Section 7701(a)(19)(C)(xi) of the Code only in the proportion that the underlying assets of the REMIC are secured by residential property or otherwise are assets described in
                    Section 7701(a)(19)(C) of the Code and, accordingly, an investment in the Certificates may not be suitable for some thrift institutions. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC and its Holders" in the Prospectus.

                    For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC" in the Prospectus and "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" herein.

ERISA
 Considerations.....The  United  States   Department  of  Labor  has  issued  to
                    ______________________ an individual prohibited transaction exemption, Prohibited Transaction Exemption ______, which generally exempts from the application of certain of the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and ----- the excise taxes imposed by Sections 4975(a) and (b) of the Code and the civil penalties imposed by 502(i) of ERISA, transactions relating to the purchase, sale and holding of pass-through Senior Certificates, such as the Class A-1, Class A-2 and Class X Certificates, by (a) employee benefit plans and certain other retirement arrangements, including individual retirement accounts and Keogh plans, which are subject to ERISA, the Code or a governmental plan subject to any Similar Law (all of which are hereinafter referred to as "Plans"), (b) ----- collective investment funds in which such Plans are invested, (c) other persons acting on behalf of any such Plan or using the assets of any such Plan or any entity whose underlying assets include Plan assets by reason of a Plan's investment in the entity (within the meaning of Department of Labor Regulations Section 2510.3-101) and (d) insurance companies that are using assets of any insurance company separate account or general account in which the assets of such Plans are invested (or which are deemed pursuant to ERISA or any Similar Law to include assets of such Plans) and the servicing and operation of mortgage pools such as the Mortgage Pool, provided that certain conditions are satisfied. See "ERISA CONSIDERATIONS" herein.

                    THE SUBORDINATE CERTIFICATES AND THE RESIDUAL CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE FOREGOING EXEMPTION AND, ACCORDINGLY, THE SUBORDINATE CERTIFICATES AND THE RESIDUAL CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN OR PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN TO AN INSURANCE COMPANY USING ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES IN WHICH SUCH PURCHASE OR TRANSFER AND SUBSEQUENT HOLDING OF SUCH CERTIFICATES WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION. THE RESIDUAL CERTIFICATES MAY ALSO NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN.

Ratings.............It is  anticipated  that  the  Certificates  will  have  the following ratings from _______________________________, (the
                    "Rating Agencies"):

                    Class           ______
                    -------
                    A-1
                    A-2
                    X
                    B
                    C
                    D
                    E
                    F
                    G
                    H
                    J
                    K
                    L-PO
                    L-IO
                    R-I
                    R-II


                    A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

                    The Rating Agencies' ratings on mortgage pass-through certificates address the likelihood of the receipt by holders of payments to which they are entitled by the Rated Final Distribution Date. The Rating Agencies' ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. Ratings on mortgage pass-through certificates do not, however, represent an assessment of the likelihood, timing or frequency of principal prepayments by borrowers or the degree to which such prepayments (both voluntary and involuntary) might differ from those originally anticipated. The security ratings do not address the possibility that Certificateholders might suffer a lower than anticipated yield. In addition, ratings on mortgage pass-through certificates do not address the likelihood of receipt of Prepayment Premiums or the timing of the receipt thereof or the likelihood of collection by the Master Servicer of Default Interest. In general, the ratings thus address credit risk and not prepayment risk. As described herein, the amounts payable with respect to the Class X Certificates consist only of interest. If the entire pool of Mortgage Loans were to prepay in the initial month, with the result that the holders of the Class X Certificates receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such holders will nevertheless have been paid, and such result is consistent with the " " and " " ratings received on the Class X Certificates. The Class X Notional Balance upon which interest is calculated is reduced by the allocation of Realized Losses, scheduled payments on the Mortgage Loans and prepayments, whether voluntary or involuntary. The rating does not address the timing or magnitude of reductions of the Class X Notional Balance, but only the obligation to pay interest timely on the Class X Notional Balance as so reduced from time to time. Accordingly, the ratings of the Class X Certificates should be evaluated independently from similar ratings on other types of securities. See "RISK FACTORS" and "RATINGS" herein.

Legal Investment....The  Certificates  will  not  constitute  "mortgage  related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984. The appropriate characterization of the Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Certificates, may be subject to significant interpretative uncertainties. Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Certificates constitute legal investments for them. See "LEGAL INVESTMENT" herein and in the Prospectus.

Collateral Overview:
 Loan Details.......The  Certificates   will  represent   beneficial   ownership
                    interests in a trust fund (the "Trust Fund") to be created by ------------- Commercial Mortgage Acceptance Corp. (the "Depositor"). The Trust Fund will --------- consist primarily of a pool (the "Mortgage Pool") of ___ fixed-rate ---------------- mortgage loans (the "Mortgage Loans") --------------- secured by first liens on commercial and multifamily residential properties (each, a "Mortgaged Property"). ---------------------- of the Mortgage Loans were originated by Midland Loan Services, Inc. ("Midland") or its predecessor in interest. of the Mortgage Loans were originated by ----------------- ("-------------"). Midland and _______________ are sometimes collectively referred to herein as the "Mortgage Loan Seller"). The Mortgage Loans will be sold to the Depositor by the applicable Mortgage Loan Seller on or prior to the date of initial issuance of the Certificates. The characteristics of the Mortgage Loans and the related Mortgaged Properties are described under "RISK FACTORS" and "DESCRIPTION OF THE MORTGAGE POOL" herein.

                    See Annex A hereto for certain characteristics of Mortgage Loans on a loan-by-loan basis. All numerical information provided herein with respect to the Mortgage Loans is provided on an approximate basis. All weighted average information regarding the Mortgage Loans reflects weighing of the Mortgage Loans by their Cut-off Date Principal Balances. The "Cut-off Date Principal Balance" of each
                    Mortgage Loan is equal to the unpaid principal balance thereof as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received. See also "DESCRIPTION OF THE MORTGAGE POOL" for additional statistical information regarding the Mortgage Loans.

Characteristics

Aggregate Cut-off Date Principal Balance . . . . . . . . . .     $
Number of Mortgage Loans . . . . . . . . . . . . . . . . . .
Weighted Average Mortgage Rate . . . . . . . . . . . . . . .          %
Weighted Average Remaining Term to Maturity  . . . . . . . .
Weighted Average DSCR (1)  . . . . . . . . . . . . . . . . .
Average Mortgage Loan Balance  . . . . . . . . . . . . . . .     $
Balloon Mortgage Loans . . . . . . . . . . . . . . . . . . .          %

-------------
(1) Debt Service Coverage Ratio ("DSCR") is calculated based on the ratio of Underwritten Cash Flow to the Annual Debt Service. For more information on the Debt Service Coverage Ratios, see "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" herein.

                         Cut-off Date Principal Balances

                                          % by Cut-off                Number
                                          Date Principal                of
Cut-off Date Principal Balance                Balance             Mortgage Loans
------------------------------            --------------          --------------

      $   500,000-.............$   999,999
      $ 1,000,000-.............$ 1,999,999
      $ 2,000,000-.............$ 2,999,999
      $ 3,000,000-.............$ 3,999,999
      $ 4,000,000-.............$ 4,999,999
      $ 5,000,000-.............$ 5,999,999
      $ 6,500,000-.............$ 6,999,999
      $ 7,000,000-.............$ 7,999,999
      $ 8,000,000-.............$ 8,999,999
      $ 9,000,000-.............$ 9,999,999
      $10,000,000-.............$10,999,999
      $11,000,000-.............$11,999,999
      $12,000,000-.............$12,999,999
      $16,000,000-.............$16,999,999
      $17,000,000-.............$17,999,999
      $27,000,000-.............$27,999,999

      Total       .......................


                            Geographical Distribution

                                          % by Cut-off                Number
                                          Date Principal                of
Jurisdiction                                  Balance             Mortgage Loans
------------                              --------------          --------------
      .................................
      .................................
      .................................
      .................................
      .................................
      .................................
      .................................

Other (1) .............................

      Total............................
---------------
(1) No other jurisdiction has Mortgage Loans aggregating more than ___% of the Initial Pool Balance.

                        Debt Service Coverage Ratios (1)

                                          % by Cut-off                Number
                                          Date Principal                of
Range of Debt Service Coverage Ratios         Balance             Mortgage Loans
-------------------------------------     --------------          --------------

1.15-1.19 ..........................
1.20-1.24 ..........................
1.25-1.29 ..........................
1.30-1.34 ..........................
1.35-1.39 ..........................
1.40-1.44 ..........................
1.45-1.49 ..........................
1.50-1.54 ..........................
1.55-1.59 ..........................
1.60-1.64 ..........................
2.45-2.49 ..........................
2.70-2.74 ..........................

     Total..........................
------------
      Weighted Average DSCR
------------
(1) Calculated based on the ratio of Underwritten Cash Flow to Annual Debt Service. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" herein for more information relating to the calculation of debt service coverage ratios.

                              Loan-to-Value Ratios

                                          % by Cut-off                Number
                                          Date Principal                of
Range of Loan-to-Value Ratios                Balance              Mortgage Loans
-----------------------------             --------------          --------------

30.0% to less than 35.0% ..........
35.0% to less than 40.0% ..........
40.0% to less than 45.0% ..........
50.0% to less than 55.0% ..........
55.0% to less than 60.0% ..........
60.0% to less than 65.0% ..........
65.0% to less than 70.0% ..........
70.0% to less than 75.0% ..........
75.0% to less than 80.0% ..........
80.0% to less than 85.0% ..........
85.0% to less than 90.0%...........

    Total         .................
------------
Weighted Average LTV

                                 Property Types

                                          % by Cut-off                Number
                                          Date Principal                of
Property Types                              Balance               Mortgage Loans
--------------                            --------------          --------------

Congregate Care.....................
Hotel        .......................
Industrial   .......................
Industrial/Warehouse................
Mini Warehouse......................
Mixed Use    .......................
Mobile Home Park....................
Multifamily  .......................
Office       .......................
Office/R&D   .......................
Office/Retail.......................
Office/Warehouse....................
Retail, Anchored....................
Retail, Factory Outlet..............
Retail, Single Tenant...............
Retail, Unanchored.................
Other

         Total......................


                                 Maturity Years

                                          % by Cut-off                Number
                                          Date Principal                of
Year                                         Balance              Mortgage Loans
----                                      --------------          --------------

  2001 .............................
  2002 .............................
  2003 .............................
  2004 .............................
  2005 .............................
  2006 .............................
  2007 .............................
  2008 .............................
  2010 .............................
  2011 .............................
  2016 .............................
  2021 .............................

         Total......................

                     Delinquency Status as of [___________]

                                          % by Cut-off                Number
                                          Date Principal                of
Status                                        Balance             Mortgage Loans
------                                    --------------          --------------


No Delinquencies ...................


                                  Prepayment Lockout/Premium Analysis <F1>

                                 Percentage of Mortgage Pool by Prepayment
                                    Restriction Assuming No Prepayments

                     1998  1999  2000 2001  2002  2003  2004 2005  2006  2007  2008  2009 2010  2011  2012  2013
                     ----  ----  ---- ----  ----  ----  ---- ----  ----  ----  ----  ---- ----  ----  ----  ----
Prepayment
Restrictions
Lockout...........
Greater of Yield
 Maintenance or
 Percentage Premium
 of:
 5.00% or greater.
 4.00% to 3.99%...
 3.00% to 2.99%...
 2.00% to 1.99%...
 0.00% to 0.99%...

Total    of    Yield
Maintenance.......

Total    of    Yield
Maintenance
 and Lockout......
Percentage Premium:
 5.00% or greater.
 4.00% to 3.99%...
 3.00% to 2.99%...
 2.00% to 1.99%...
 0.00% to 0.99%...

Total           with
Percentage
 Premium.........
Open.............

Total............
% of Initial Pool
 Balance <F2>

------------------
<F1>  This table sets  forth an  analysis  of the  percentage  of the  declining balance of the Mortgage Pool that, on , in each of the years indicated, will be within a Lockout Period or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium or yield maintenance charge. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions of the Mortgage Loans-Prepayment Provisions" for the assumptions used in preparing this table.

<F2>  Represents  the  approximate  percentage  of the Initial Pool Balance that will remain outstanding at the indicated date based upon the assumptions used in preparing this table.

                                        RISK FACTORS

      Prospective holders of Certificates should consider, among other things, the factors listed below and in the Prospectus under "RISK FACTORS" in connection with the purchase of the Certificates.

Investment in Commercial and Multifamily Mortgage Loans

      Commercial and Multifamily Lending Generally. Commercial and multifamily lending generally is viewed as exposing a lender to risks which are different from many of the risks faced in connection with other types of lending such as residential mortgage lending secured by single family residences or projects consisting of four or fewer single family units. Commercial and multifamily lending generally involves larger loans, thereby providing lenders with less diversification of risk and the potential for greater losses resulting from the delinquency and/or default of individual loans. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property, rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net income derived from such property. If the net operating income of the property is reduced, borrower's ability to repay its loan may be impaired. This may occur for a variety of reasons, including an increase in vacancy rates, a decline in rental rates, an increase in operating expenses and/or an increase in necessary capital expenditures. The income from and market value of a Mortgaged Property may also be adversely affected by such factors as changes in the general economic climate, the existence of an oversupply of comparable space or a reduction in demand for real estate in the area, the attractiveness of the property to tenants and guests and perceptions regarding such property's safety, convenience and services. Real estate values and income are also affected by such factors as government regulations and changes in real estate, zoning or tax laws, the willingness and ability of a property owner to provide capable management, changes in interest rate levels, the availability of financing and potential liability under environmental and other laws. Accordingly, commercial and multifamily property values and net operating income are subject to volatility.

      In addition, as described in more detail below with respect to the various types of properties constituting the Mortgaged Properties, additional risk may be presented by the type and use of a particular Mortgaged Property. For example, a Mortgaged Property may not readily be converted to an alternative use in the event that the operation of such Mortgaged Property for its original purpose becomes unprofitable for any reason. In such cases, the conversion of the Mortgaged Property to an alternative use would generally require substantial capital expenditures. Thus, if the borrower becomes unable to meet its obligations under the related Mortgage Loan, the liquidation value of any such Mortgaged Property may be substantially less, relative to the amount outstanding on the related Mortgage Loan, than would be the case if such Mortgaged Property were readily adaptable to other uses.

      Many of the Mortgage Loans are nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those Mortgage Loans, recourse in the event of a borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that the enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property. None of the Mortgage Loans is insured or guaranteed by any governmental agency or instrumentality or by any other person.

           a. Property Location and Condition. In general, the location, age, construction quality and design of a particular Mortgaged Property may affect the occupancy level as well as the rents that may be charged for individual leases or, in the case of any Hotel Property, the amount that the customer may be charged for the occupancy thereof. The characteristics of an area or neighborhood in which a Mortgaged Property is located may change over time or in relation to competing facilities. The effects of poor construction quality are likely to require the borrower to spend increasing amounts of money over time for maintenance and capital improvements. Even Mortgaged Properties that were well constructed will deteriorate over time if adequate maintenance is not scheduled and performed in a timely manner.

           b. Leases. In general, except in the case of any Hotel Property, borrowers rely upon periodic lease or rental payments from tenants to pay for maintenance and other operating expenses of their related Mortgaged Property, to fund capital improvements and to service the related Mortgage Loan and any other outstanding debt or other obligations. There can be no guarantee that tenants will renew leases upon expiration or, in the case of a commercial tenant, that it will continue operations throughout the term of its lease. Income from and the market value of the Mortgaged Properties would be adversely affected if vacant space in the Mortgaged Properties could not be leased for a significant period of time, if tenants were unable to meet their lease obligations or if, for any other reason, rental payments could not be collected. Accordingly, repayment of the Mortgage Loans may be affected by the expiration or termination of occupancy leases and the ability of the related borrowers to renew such leases with the existing occupants or to relet the space on economically favorable terms to new occupants, or the existence of a market which requires a reduced rental rate, substantial tenant improvements or expenditures or other concessions to a tenant in connection with a lease renewal. No assurance can be given that leases that expire can be renewed, that the space covered by leases that expire or are terminated can be leased in a timely manner at comparable rents or on comparable terms or that the borrower will have the cash or be able to obtain the financing to fund any required tenant improvements. In addition, upon the occurrence of an event of default by a tenant, delays and costs in enforcing the lessor's rights could occur and a recovery with respect thereto, if any, may be significantly less than if no default had occurred. If a significant portion of a Mortgaged Property is leased to a single tenant, the consequences of the failure of the borrower to relet such portion of such Mortgaged Property in the event that such tenant vacates the space leased to it (either as a result of the expiration of the term of the lease or a default by the tenant) or a failure of such tenant to perform its obligations under the related lease, will be more pronounced than if such Mortgaged Property were leased to a greater number of tenants. See "--Tenant Matters" herein. Certain tenants at the Mortgaged Properties may be entitled to terminate their leases or reduce their rents based upon negotiated lease provisions, e.g., if an anchor tenant ceases operations at the related Mortgaged Property. In such cases, there can be no assurance that the operation of such provisions will not allow such a termination or rent reduction. A tenant's lease may also be terminated or otherwise affected if such tenant becomes the subject of a bankruptcy proceeding.

      In the case of retail, office and industrial properties, the performance and liquidation value of such properties may be dependent upon the business operated by tenants, the creditworthiness of such tenants and/or the number of tenants. In some cases, a single tenant or a relatively small number of tenants may account for all or a disproportionately large share of the rentable space or rental income of such property. Accordingly, a decline in the financial condition of a significant or the sole tenant, as the case may be, or other adverse circumstances of such a tenant (such as a bankruptcy or insolvency), may have a disproportionately greater effect on the net operating income derived from such property than would be the case if rentable space or rental income were more evenly distributed among a greater number of tenants at such property.

           c. Competition. Other multifamily and commercial properties located in the areas of the Mortgaged Properties compete with the Mortgaged Properties of similar types to attract customers, tenants and other occupants. Such properties generally compete on the basis of rental rates, location, condition and features of the property. If competing properties in the applicable market have lower rents, lower operating costs, more favorable locations or better facilities, the rental rates for a Mortgaged Property may be adversely affected. While a borrower may renovate, refurbish or expand a Mortgaged Property to maintain the Mortgaged Property and remain competitive, such renovation, refurbishment or expansion may itself entail significant risks. In addition, if any oversupply of competing properties exists in a particular market (either as a result of the building of new construction or a decrease in the number of customers, tenants or other occupants due to a decline in economic activity in the area), the rental rates for a Mortgaged Property may be adversely affected. Commercial or multifamily properties may also face competition from other types of property as such properties are converted to competitive uses in the future. Such conversions may occur based upon future trends in the use of property by tenants and occupants, e.g., the establishment of more home based offices and businesses and the conversion of warehouse space for multifamily use. Increased competition could adversely affect income from and the market value of the Mortgaged Properties.

           d. Quality of Management. The successful operation of a Mortgaged Property may also be dependent on the performance and viability of the respective property managers of the Mortgaged Properties. Such property managers are responsible for responding to changes in the local market, planning and implementing the rental rate structure (including establishing levels of rent payments) and advising the related borrower so that maintenance and capital improvements can be carried out in a timely fashion. Management errors may adversely affect the long-term viability of a Mortgaged Property. In addition, property managers are generally operating companies which are not restricted from incurring debt and other liabilities in the ordinary course of business or otherwise. There can be no assurance regarding the performance of any present or future property manager, or that any such property manager will at all times be in a financial condition to continue to fulfill its management responsibilities under the related management agreement throughout the term thereof.

      Risks Particular to Multifamily Properties. Adverse economic conditions, either local, regional or national, may limit the amount of rent which can be charged and may result in a reduction in timely rent payments or a reduction in occupancy levels. Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a Multifamily Property may be subject to rapid declines for various reasons, e.g., the relocation of tenants to new projects with better amenities or the adverse impact on tenants as a result of adverse economic conditions in the locale. Mortgage lenders whose loans are secured by mortgages encumbering Multifamily Properties may be subject to additional risks not faced by lenders whose loans are secured by other types of income producing properties. Mortgages encumbering mortgaged properties that are owned under a condominium or cooperative form of ownership are subject to the documentation creating and regulating such form of ownership, e.g., the organizational documents creating the cooperative and other rules and regulations of such cooperative or the declaration, by-laws and other rules and regulations of the condominium association, as applicable. In addition, Mortgaged Properties that are Multifamily Properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties. The market for multifamily projects is generally characterized by low barriers to entry. As a result, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time.

      Risks Particular to Office Properties. Office Properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, Office Properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive. Office Properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      Risks Particular to Retail Properties. Retail Properties are affected by the overall health of the applicable economy. The retail industry is currently undergoing a consolidation and is experiencing changes due to the growing market share of direct mail retailing and "off-price" or "factory outlet" retailing and the growth of other alternative forms of retailing. Further, a Retail Property may be adversely affected by the bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes (for example, population decreases or changes in average age or income) and/or changes in consumer preference and spending patterns.

      Significant tenants at a Retail Property play an important part in generating customer traffic and making a Retail Property a desirable location for other tenants at such property. Accordingly, a Retail Property may also be adversely affected if a significant tenant ceases operations at such location (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). Certain tenants at Retail Properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related Retail Property.

      Risks Particular to Mini Warehouse Facilities. Tenant privacy, anonymity and unsupervised access may heighten environmental risks to a lender making a loan secured by a Mini Warehouse Property. The environmental site assessments discussed herein did not include an inspection of the contents of the self-storage units included in the Mini Warehouse Properties and there is no assurance that all of the units included in the Mini Warehouse Properties are free from hazardous substances or other pollutants or contaminants or will remain so in the future. See "--Environmental Risks" below. Due to the short term nature of Mini Warehouse Leases, Mini Warehouse Properties also may be subject to more volatility in terms of supply and demand than loans secured by other types of properties. Additionally, because of the construction utilized in connection with certain mini warehouse facilities, it might be difficult or costly to convert such a facility to an alternative use. Thus, the liquidation value of such Mini Warehouse Properties may be substantially less than would be the case if the same were readily adaptable to other uses.

      Risks Particular to Hotel Properties. Hotel Properties are subject to operating risks common to the lodging industry. These risks include, among other things, a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily in the future be offset by increased room rates), dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel and adverse effects of general and local economic conditions. These factors could adversely affect the related borrower's ability to make payments on the related Mortgage Loans. Since limited service hotels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of such hotels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Additionally, the revenues of certain hotels, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

      A Hotel Property may present additional risks as compared to the other property types in that: (i) hotels are typically operated pursuant to franchise, management and operating agreements that may be terminable by the franchisor, the manager or the operator; (ii) the transferability of any operating, liquor and other licenses to the entity acquiring such hotel either through purchase or foreclosure is subject to the vagaries of local law requirements; (iii) it may be difficult to terminate an ineffective operator of a Hotel Property subsequent to a foreclosure of such Hotel Property; and (iv) future occupancy rates may be adversely affected by, among other factors, any negative perception of such Hotel Property based upon its historical reputation.

      Hotel Properties may be operated pursuant to franchise agreements. The continuation of franchises is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the Hotel Property to maintain such standards or adhere to such other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of certain capital expenditures that the related borrower determines are too expensive or are otherwise unwarranted in light of general economic conditions or the operating results or prospects of the affected hotels. In that event, the related borrower may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the related borrower may seek to obtain a suitable replacement franchise or to operate such Hotel Property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or the underlying value of the hotel covered by the franchise because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

      Risks Particular to Congregate Care Facilities. Congregate care facilities provide housing and limited services such as meal programs to the "well elderly." While congregate care facilities are not typically subject to extensive licensing requirements, it is possible that such facilities may be subject to increased governmental regulation and supervision given the growing number of senior citizens in the general population. Additionally, the operator of a congregate care facility may face increased operational expenses in providing tenants with the varied array of personal services required for such facility to compete with other similar facilities. Some of such competing facilities may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. Further, congregate care retirement residences are required to be licensed by a state or municipal authority to provide food service. The failure of a borrower under a Congregate Care Loan to maintain or renew any required license could impair its ability to generate operating income.

      [Risks Particular to Nursing Home Facilities. Nursing homes provide long term around-the-clock residential health care services to residents who require a lower level of care than that provided by an acute care hospital, but a higher level of care than that provided in a non-institutional home-like setting. Providers of long-term nursing care and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent they are dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of a borrower under a Nursing Home Loan to maintain or renew any required license or regulatory approval could prevent it from continuing operations at the related Nursing Home Property or, if applicable, bar it from participation in government reimbursement programs.

      Nursing home facilities may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and from time to time Congress has considered various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to reimburse fully the cost of caring for program beneficiaries. If not, net operating income of the Nursing Home Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Additionally, the continued operation of a nursing home facility subsequent to a foreclosure is dependent upon the proposed operator satisfying all applicable legal requirements, such as processing the required license to operate such facility and/or dispense required pharmaceuticals.

      The operators of such nursing homes are likely to compete on a local and regional basis with others that operate similar facilities. Some of their competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Nursing Home Property will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care.]

      Risks Particular to Mobile Home Parks. Mortgage lenders whose loans are secured by mortgages encumbering Mobile Home Park Properties may be subject to additional risks not faced by lenders whose loans are secured by other types of income producing properties. Since the borrower often does not own the mobile homes located upon the related Mortgaged Property, the borrower (and the lender subsequent to any foreclosure) may face additional costs and delays in obtaining evictions of tenants and the removal of mobile homes upon a default or abandonment by a tenant.

      Risks Particular to Industrial Properties. Mortgage Loans secured by an Industrial Property may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment. Furthermore, such a property that suited the particular needs of a tenant may be difficult to lease to a future tenant or may become functionally obsolete relative to newer properties. Given the inherent nature of the operations which are typically conducted upon Industrial Properties, a lender secured by a lien over such properties may be subject to increased environmental risks. See "Environmental Risks" herein.

      No Guaranty. No Mortgage Loan is insured or guarantied by the United States of America, any governmental agency or instrumentality, any private mortgage insurer or by the Depositor, the applicable Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Underwriter or any of their respective affiliates. However, as more fully described under "DESCRIPTION OF THE MORTGAGE POOL--General" and "--Representations and Warranties; Repurchase" herein, the applicable Mortgage Loan Seller will be obligated to repurchase a Mortgage Loan if (i) there is a defect with respect to the documents relating to such Mortgage Loan or (ii) certain of their respective representations or warranties concerning such Mortgage Loan are breached and such defect or breach materially and adversely affects the interests of the Certificateholders and such defect or breach is not cured as required. There can be no assurance that the applicable Mortgage Loan Seller will be in a financial position to effect such repurchase. See "MIDLAND LOAN SERVICES, INC." herein.

      Limited Recourse. Many of the Mortgage Loans are non-recourse loans or loans under which the lender's recourse is restricted or limited. With respect to Mortgage Loans where recourse to the borrower or a guarantor is permitted, no current evaluation has been undertaken of the financial condition of the borrower or such guarantor and their respective assets generally. Accordingly, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property. Prospective Investors should consider each of the Mortgage Loans to be a non-recourse loan, the payment of which is primarily dependent upon the sufficiency of the net operating income from the related Mortgaged Property and, at maturity, upon the market value of such Mortgaged Property or the ability of the related borrower to refinance such Mortgaged Property. See "DESCRIPTION OF THE MORTGAGE POOL--General" herein. In those cases where recourse to a borrower or guarantor is permitted by the loan documents, the Depositor has not undertaken any evaluation of the financial condition of any such person (in many cases, the borrower is a special purpose entity having no assets other than those pledged to secure the related Mortgage Loan). Accordingly, prospective Investors should consider all of the Mortgage Loans to be nonrecourse loans as to which recourse in the case of default will be limited to the related Mortgaged Property or Properties securing the defaulted Mortgage Loans.

      Concentration of Mortgage Loans and Borrowers. In general, a mortgage pool with a smaller number of loans that have larger average balances may be subject to losses that are more severe than other pools having the same or similar aggregate principal balance and composed of smaller average loan balances and a greater number of loans. Additionally, a mortgage pool with a high concentration of Mortgage Loans to the same borrower or affiliated borrowers is subject to the potential risk that a borrower undergoing financial difficulties might divert its resources or undertake remedial actions (such as a bankruptcy) in order to alleviate such difficulties, to the detriment of one or more of the Mortgaged Properties. In all cases, each Investor should carefully consider all aspects of any loans representing a significant percentage of the outstanding principal balance of a mortgage pool in order to ensure that such loans are not subject to risks unacceptable to such Investor. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Concentration of Mortgage Loans and Borrowers" herein.

      [Inability to Verify Underwriting Standards; No Reunderwriting of Mortgage Loans. [Some][All] of the Mortgage Loans included in the Trust Fund were originated by entities unaffiliated with the Depositor. The Depositor has not been able to verify the underwriting standards used to originate [some][all] of these Mortgage Loans because [they were purchased from sellers that had originally acquired the Mortgage Loans in the open market][they were originated over a long period of time pursuant to varying underwriting standards which cannot now be confirmed].

      The underwriting standards used to originate the aforesaid Mortgage Loans may be different and/or less stringent than the underwriting standards used by affiliates of the Depositor. These Mortgage Loans, therefore, may have a higher rate of delinquency than mortgage loans originated by affiliates of the Depositor.

      The Depositor has not  reunderwritten  the Mortgage  Loans.  Instead,  the
Depositor has relied on the representations and warranties made by the applicable Mortgage Loan Seller, and the applicable Mortgage Loan Seller's obligation to repurchase a Mortgage Loan in the event that a representation or warranty was not true when made. See "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" herein. These representations and warranties do not cover all of the matters that the Depositor would review in underwriting a mortgage loan and should not be viewed as a substitute for reunderwriting the Mortgage Loans. If the Depositor had reunderwritten the Mortgage Loans, it is possible that the reunderwriting process may have revealed problems with a Mortgage Loan not covered by a representation or warranty. In addition, no assurance can be given that the applicable Mortgage Loan

Seller  will  be able to  repurchase  a  Mortgage  Loan if a  representation  or
warranty   has   been    breached.    See    "DESCRIPTION    OF   THE   MORTGAGE
POOL--Representations and Warranties; Repurchase" herein.]

      Tax Considerations Related to Foreclosure. REMIC I might become subject to federal (and possibly state or local) tax on certain of its net income from the operation and management of a Mortgaged Property subsequent to the Trust Fund's acquisition of a Mortgaged Property pursuant to a foreclosure or deed-in-lieu of foreclosure, including in some circumstances a 100% prohibited transaction tax, thereby reducing net proceeds available for distribution to Certificateholders. Such taxable net income does not include qualifying "rents from real property," or any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is customary in the area and for the type of property involved. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests," "--Taxation of the REMIC" and "--Taxation of Holders of Residual Certificates" in the Prospectus.

      Future Changes in the Composition of the Mortgage Pool. As principal payments are made on the Mortgage Loans at different rates based upon the varied amortization schedules and maturities of the Mortgage Loans, or if prepayments are made with respect to one or more of the Mortgage Loans, the Mortgage Pool may be subject to more concentrated risk with respect to the reduction in both the diversity of types of Mortgaged Properties and the number of borrowers. Because principal of the Certificates is generally payable in sequential order, and no Class receives principal until the Certificate Balance of the preceding sequential Class or Classes has been reduced to zero, Classes that have a later sequential designation are more likely to be exposed to such risk of concentration than Classes with an earlier sequential priority.

      Geographic Concentration. In general, a mortgage pool with a significant portion of its loans secured by properties located in a smaller number of states or geographic regions may be subject to losses that are more severe than other pools having a more diverse geographic distribution of its loans. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" and "Annex A" herein for a more detailed discussion of the location of the Mortgaged Properties on a state-by-state basis. Repayments by borrowers and the market values of the Mortgaged Properties could be affected by economic conditions generally or in the regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate markets where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, natural disasters (which may result in uninsured losses) and other factors that are beyond the control of the borrowers. The economy of any state or region in which a Mortgaged Property is located may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such state or region. Moreover, in recent periods, certain regions of the United States have experienced significant downturns in the market value of real estate. To the extent that general economic or other relevant conditions in states or regions in which Mortgaged Properties securing significant portions of the aggregate principal balance of the Mortgage Loans are located decline and result in a decrease in commercial property, housing or consumer demand in the region, the income from and market value of the Mortgaged Properties may be adversely affected. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" herein.

      Environmental Risks. If an adverse environmental condition exists with respect to a Mortgaged Property, the Trust Fund may be subject to the following risks: (i) a diminution in the value of such Mortgaged Property or the inability to foreclose against such Mortgaged Property; (ii) the potential that the related borrower may default on the related Mortgage Loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws; (iii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such Mortgaged Property or the unpaid balance of the related Mortgage Loan; or (iv) the inability to sell the related Mortgage Loan in the secondary market or to lease such Mortgaged Property to potential tenants.

      Under certain federal and state laws, the reimbursement of remedial costs incurred by state and federal regulatory agencies to correct environmental conditions are secured by a statutory lien over the subject property, which lien, in some instances, may be prior to the lien of an existing mortgage. Any such lien arising with respect to a Mortgaged Property would adversely affect the value of such Mortgaged Property and could make impracticable the foreclosure by the Special Servicer on such Mortgaged Property in the event of a default by the related borrower. Additionally, in some instances, the reimbursement of remedial costs incurred by state and federal regulatory agencies to correct environmental conditions is secured by a statutory lien over the subject property, which lien, in some instances, may be prior to the lien of an existing mortgage. Any such lien arising with respect to a Mortgaged Property would adversely affect the value of such Mortgaged Property and could make impracticable the foreclosure by the Special Servicer on such Mortgaged Property in the event of a default by the related borrower.

      Under various federal, state and local laws, ordinances and regulations, a current or previous owner or operator of real property, as well as certain other categories of parties, may be liable for the costs of removal or remediation of hazardous or toxic substances on, under, adjacent to or in such property. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under applicable federal, state or local laws, and could exceed the value of the property and/or the aggregate assets of the owner. Under some environmental laws, a secured lender (such as the Trust Fund) may be found to be an "owner" or "operator" of the related Mortgaged Property if it is determined that the lender participated in the management of the borrower, regardless of whether the borrower actually caused the environmental damage. In such cases, a secured lender may be liable for the costs of any required removal or remediation of hazardous substances. The Trust Fund's potential exposure to liability for cleanup costs will increase if the Trust Fund actually takes possession of a Mortgaged Property or control of its day-to-day operations; such potential exposure to environmental liability may also increase if a court grants a petition to appoint a receiver to operate the Mortgaged Property in order to protect the Trust Fund's collateral. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks" in the Prospectus, and "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Environmental Risks" herein.

      The Pooling and Servicing Agreement will provide that the Special Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless the Special Servicer has previously determined, based upon an environmental site assessment prepared by a person who regularly conducts environmental audits, that: (i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances, which may include obtaining an environmental insurance policy. Such requirement may effectively preclude enforcement of the security for the related Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for any damages or for remediation costs under any environmental law. However, there can be no assurance that such environmental site assessment will reveal the existence of conditions or circumstances that would result in the Trust Fund becoming liable under any environmental law, or that the requirements of the Pooling and Servicing

Agreement will effectively insulate the Trust Fund from potential liability under environmental laws. See "THE POOLING AND SERVICING AGREEMENT--Realization Upon Mortgage Loans--Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks" in the Prospectus.

      Special Hazards Losses. The Master Servicer and/or Special Servicer will generally be required to cause the borrower on each Mortgage Loan serviced by it to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that each of the Master Servicer and the Special Servicer may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through its acquisition of a blanket or master single interest insurance policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the related Mortgaged Property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties are underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore do not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), wet or dry rot, vermin, domestic animals and other kinds of risks not specified in the preceding sentence. Any losses incurred with respect to Mortgage Loans due to uninsured risks or insufficient hazard insurance proceeds could affect distributions to the Certificateholders.

      Other Financing. In general, the borrowers are prohibited from encumbering the related Mortgaged Property with additional secured debt or the lender's approval is required for such an encumbrance. However, a violation of such prohibition may not become evident until the related Mortgage Loan otherwise defaults. In cases in which one or more subordinate liens are imposed on a Mortgaged Property or the borrower incurs other indebtedness, the Trust Fund is subject to additional risks, including, without limitation, the risks that the necessary maintenance of the Mortgaged Property could be deferred to allow the borrower to pay the required debt service on the subordinate financing and that the value of the Mortgaged Property may fall as a result, and that the borrower may have a greater incentive to repay the subordinate or unsecured indebtedness first and that it may be more difficult for the borrower to refinance the Mortgage Loan or to sell the Mortgaged Property for purposes of making any Balloon Payment upon the maturity of the Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Secondary Financing; Due-on-Encumbrance Provisions" in the Prospectus, and "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Other Financing" herein.

      Risks Related to the Borrower's Form of Entity and Sophistication. The borrowers may be either individuals or legal entities. Mortgage loans made to legal entities may entail risks of loss greater than those of mortgage loans made to individuals. For example, a legal entity, as opposed to an individual, may be more inclined to seek legal protection from its creditors under the bankruptcy laws. Unlike individuals involved in bankruptcies, various types of entities generally do not have personal assets and creditworthiness at stake. The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage. Most of the borrowers are not bankruptcy-remote entities, and therefore may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be (a) operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business and (b) individuals who may have personal liabilities unrelated to the property. However, any borrower, even a bankruptcy-remote entity, as owner of real estate will be subject to certain potential liabilities and risks. No assurance can be given that a borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure-Bankruptcy Laws" in the Prospectus. The borrower's sophistication may increase the likelihood of protracted litigation or bankruptcy in default situations. The more sophisticated a borrower is, the more likely it will be aware of, and have the resources to make effective use of, all of the rights, remedies and defenses available to it.

      Limitations of Appraisals and Engineering Reports. In general, appraisals represent only the analysis and opinion of qualified experts and are not guaranties of present or future value, and may determine a value of a property that is significantly higher than the amount that can be obtained from the sale of a Mortgaged Property under a distress or liquidation sale. Information regarding the values of the Mortgaged Properties as of the Cut-off Date is presented under "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" herein for illustrative purposes only. Any architectural and engineering reports obtained in connection with this offering represent only the analysis of the individual engineers or site inspectors preparing such reports, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items.

      Zoning Compliance. The Mortgaged Properties are typically subject to applicable building and zoning ordinances and codes ("Zoning Laws") affecting the construction and use of real property. Since the Zoning Laws applicable to a Mortgaged Property (including, without limitation, density, use, parking and set back requirements) are generally subject to change by the applicable regulatory authority at any time, certain of the improvements upon the Mortgaged Properties may not comply fully with all applicable current and future Zoning Laws. Such changes may limit the ability of the related borrower to rehabilitate, renovate and update the premises, and to rebuild or utilize the premises "as is" in the event of a substantial casualty loss with respect thereto.

      Costs of Compliance with Applicable Laws and Regulations. A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related Mortgaged
Property, e.g., Zoning Laws, and the Americans with Disabilities Act of 1990. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Americans With Disabilities Act" in the Prospectus. The expenditure of such costs, or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow, and consequently, its ability to pay its Mortgage Loan.

      Limitations on Enforceability of Due-on-Sale Clauses and Assignments of Leases and Rents. A Mortgage may contain a due-on-sale clause, which permits the acceleration of the maturity of the related Mortgage Loan if the borrower sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. There may be limitations on the enforceability of such clauses. A Mortgage may also include a debt-acceleration clause, which permits the acceleration of the related Mortgage Loan upon a monetary or non-monetary default by the borrower. The courts of all states will generally enforce clauses providing for acceleration in the event of a material payment default, but may refuse the foreclosure of a Mortgage when acceleration of the indebtedness would be inequitable or unjust or the circumstances would render acceleration unconscionable. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

      The Mortgage Loans may also be secured by an assignment of leases and rents pursuant to which the borrower typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect the rents. Such assignments are typically not perfected as security interests prior to the lender's taking possession of the related

Mortgaged Property and/or appointment of a receiver. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Leases and Rents" in the Prospectus.

      Limitations on Enforceability of Cross-Collateralization. Certain of the Mortgage Loans (the "Cross-Collateralized Loans") are cross-collateralized and cross-defaulted with one or more related Cross-Collateralized Loans. Such arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any such borrower if one or more of such borrowers were to become a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, the incurrence of an obligation or the transfer of property (including the granting of a mortgage lien) by a person will be subject to avoidance under certain circumstances if the person did not receive "fair consideration" or "reasonably equivalent value" in exchange for such obligation or transfer and
(i) was insolvent or was rendered insolvent by such obligation or transfer, (ii) was engaged in a business or a transaction, or was about to engage in a business or a transaction, for which assets remaining with the person would constitute an unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts that would be beyond the person's ability to pay as such debts matured. Accordingly, a lien granted by any such borrower could be avoided if a court were to determine that (x) such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured and (y) the borrower did not, when it allowed its Mortgaged Property to be encumbered by the liens securing the indebtedness represented by the other
Cross-Collateralized Loans, receive "fair consideration" or "reasonably equivalent value" for pledging such Mortgaged Property for the equal benefit of the other related borrowers. No assurance can be given that a lien granted by a borrower on a Cross-Collateralized Loan to secure the Mortgage Loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool-Limitations on Enforceability of Cross-Collateralization" herein for more information regarding the Cross-Collateralized Loans.

      Tenant Matters. Certain of the Mortgaged Properties may be leased wholly or in large part to a single tenant or are wholly or in large part owner-occupied (each such tenant or owner-occupier, a "Major Tenant"). Any default by a Major Tenant could adversely affect the related borrower's ability to make payments on the related Mortgage Loan. There can be no assurance that any Major Tenant will continue to perform its obligations under its lease (or, in the case of an owner-occupied Mortgaged Property, under the related Mortgage Loan documents). See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Tenant Matters" and "Annex A" herein.

      Ground Leases. Mortgage Loans secured by a Mortgage encumbering a leasehold interest are subject to certain risks not applicable to a Mortgage encumbering a fee interest. The most serious of such risks is the potential for the total loss of the security for the related Mortgage Loan upon the termination or expiration of the ground lease creating the mortgaged leasehold interest. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure-Leasehold Risks" in the Prospectus and "DESCRIPTION OF THE MORTGAGE POOL--Security for the Mortgage Loans--Ground Leases" herein.

      [Contracts for Deed and Purchase Options. Certain of the Mortgage Loans are secured, wholly or in part, by [first] mortgage liens: (i) on the related borrower's interest in an Installment Contract with respect to all or part of the related Mortgaged Property; and/or (ii) subject to an existing option to purchase all or part of the related Mortgaged Property. Mortgage Loans secured, wholly or in part, by a Mortgage encumbering the related borrower's interest in an Installment Contract may expose a lender to a greater risk of loss than a Mortgage Loan secured by a Mortgage encumbering a fee interest, including, without limitation, the potential that upon a default by the borrower under the Installment Contract, the vendor under such contract may be entitled to enforce a forfeiture of the borrower's interest in the Mortgaged Property, thereby depriving the lender of its security. Examples of protections that may be obtained by a lender in order to minimize this risk include obtaining the agreement of the vendor under the Installment Contract to provide the lender with: (i) notice of any defaults by the borrower; (ii) the right to cure such defaults, with adequate cure periods; (iii) if a default is not susceptible of cure by the lender, the right to acquire the interest of the borrower through foreclosure or otherwise prior to any termination of the Installment Contract; (iv) the ability to assign the Installment Contract to a purchaser at a foreclosure sale and for a release of its liabilities thereunder;
(v) the right to enter into an Installment Contract with the vendor on the same terms and conditions as the old Installment Contract in the event of a termination thereof; and (vi) provisions for disposition of any insurance proceeds or condemnation awards payable upon a casualty to, or condemnation of, the Mortgaged Property. In addition to the foregoing protections, the Mortgage may prohibit the vendor from treating the Installment Contract as terminated in the event of the vendor's bankruptcy and rejection of the ground lease by the trustee for the debtor-vendor, and may assign to the lender the debtor-borrower's right to reject the Installment Contract pursuant to Section 365 of the Bankruptcy Code (the "Bankruptcy Code"), although the enforceability of such assignment has not been established. An additional manner in which to obtain protection against the termination of the Installment Contract is to have the vendor enter into a mortgage encumbering the fee estate in addition to the mortgage encumbering the borrower's interest under the Installment Contract. Additional protection is afforded to the lender, because if the Installment Contract is terminated, the lender may nonetheless possess rights contained in the fee mortgage. Without the protections described in this paragraph, a lender holding a mortgage encumbering a borrower's interest under an Installment Contract may be more likely to lose the collateral. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan. See "RISK FACTORS--Contracts for Deed and Purchase Options" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Installment Contracts" in the Prospectus.

      Mortgage Loans secured, wholly or in part, by a Mortgage which is subject to an existing option to purchase all or part of the related Mortgaged Property may expose a lender to the risk that its mortgage lien may be eliminated upon the effective exercise of such option. This risk may be minimized if the agreement of the holder of the purchase option to subordinate its option to the lien of the related Mortgage can be obtained, or if the purchase price to be obtained by the borrower upon an exercise of such option is appropriately assigned to the lender, is adequate to fully satisfy the indebtedness remaining under the Mortgage Loan or is at least equivalent to the fair market value of the Mortgaged Property. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan. See "RISK FACTORS--Contracts for Deed and Purchase Options" herein.]

      [Risks Associated with Low Income Housing Tax Credits. Certain of the Mortgaged Properties may be eligible to receive low income housing tax credits ("Tax Credits") pursuant to the requirements of Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). The rent limitations imposed on such Mortgaged Properties pursuant to the Code may adversely affect the ability of the applicable borrowers to increase rents to maintain such Mortgaged Properties in proper condition during periods of rapid inflation or declining market value of such Mortgaged Properties. In addition, the income restrictions on tenants imposed by Section 42 of the Code may reduce the number of eligible tenants in such Mortgaged Properties and result in a reduction in occupancy rates applicable thereto. In the event a Mortgaged Property eligible for Tax Credits (a "Tax Credit Project") does not maintain compliance with the Tax Credit restrictions on tenant income or rental rates, the owners of the Tax
Credit Project may lose the Tax Credits related to the period of the noncompliance and face the recapture of the "accelerated portions" of any Tax Credit previously taken, plus interest. Recapture does not occur if noncompliance is corrected within a "reasonable period," as determined under the Code. In the event of a foreclosure upon a

Tax Credit Project during the period when tax credits are applicable (the "Tax Credit Period"), the subsequent owner will be required to ensure continued compliance with the requirements of Section 42 of the Code, or the remaining Tax Credits will be no longer be available. See "DESCRIPTION OF THE MORTGAGE POOL--The Tax Credit Loans."]

      Litigation. From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. There can be no assurance that any such litigation will not have a material adverse effect on any borrower's ability to meet its obligations under the related Mortgage Loan and, thus, on the distributions to Certificateholders.

      Condemnations. From time to time, there may be Condemnations pending or threatened against one or more of the Mortgaged Properties. There can be no assurance that the proceeds payable in connection with a total Condemnation will be sufficient to restore the related Mortgaged Property or to satisfy the remaining indebtedness of the related Mortgage Loan. The occurrence of a partial Condemnation may have a material adverse effect on the continued use of the affected Mortgaged Property, or on any borrower's ability to meet its obligations under the related Mortgage Loan. Therefore, no assurance can be made that the occurrence of any Condemnation will not have a negative impact upon the distributions to Certificateholders.

Repurchase of Mortgage Loans

      As more fully described under "DESCRIPTION OF THE MORTGAGE POOL--General" and "--Representations and Warranties; Repurchase" herein, the applicable Mortgage Loan Seller will be obligated to substitute a Qualified Substitute Mortgage Loan or to repurchase a Mortgage Loan if (i) there is a defect with respect to the documents relating to such Mortgage Loan or (ii) one or more of its representations or warranties concerning such Mortgage Loan in the related Mortgage Loan Purchase Agreement are breached, if such defect or breach materially and adversely affects the interests of the Certificateholders and such defect or breach is not cured as required. However, there can be no assurance that the applicable Mortgage Loan Seller will be in a financial position to effect such substitution or repurchase. [The applicable Mortgage Loan Seller generally will have the right to require the entity from which it acquired a Mortgage Loan to repurchase such Mortgage Loan if a representation or warranty in the agreement pursuant to which the applicable Mortgage Loan Seller acquired such Mortgage Loan is also breached.] The ability of Midland to perform its obligations as Master Servicer and Special Servicer under the Pooling and Servicing Agreement may be jeopardized if it incurs significant liabilities for the repurchase of Mortgage Loans as to which there has been a breach of a representation or warranty.

      [A "Qualified Substitute Mortgage Loan" is a mortgage loan which must, on the date of substitution: (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Scheduled Principal Balance of the deleted mortgage loan as of the Due Date in the calendar month during which the substitution occurs; (ii)(a) in the case of a Qualified Substitute Mortgage Loan as to which the related note permits periodic adjustments following the Cut-off Date to the related mortgage rate: (1) have the same index as the index on the deleted mortgage loan; (2) have a gross margin not less than the gross margin on the deleted mortgage loan; (3) if applicable, have a maximum mortgage rate and minimum mortgage rate not less than the maximum mortgage rate and minimum mortgage rate, respectively, on the deleted mortgage loan; (4) provide for adjustments to the applicable monthly payment to occur not less frequently than on the deleted mortgage loan and (5) not permit negative amortization unless the deleted mortgage loan permits negative amortization; and (b) in the case of a Qualified Substitute Mortgage Loan as to which the related note does not permit periodic adjustments following the Cut-off Date to the related mortgage rate, have a mortgage rate not less than the Mortgage Rate of the deleted mortgage loan; (iii) have a remaining term to maturity not later than the earlier of the remaining term to maturity of the deleted mortgage loan and the latest maturity permitted if such Qualified Substitute Mortgage Loan were subject to the modifications standards set forth in the Pooling and Servicing Agreement; (iv) have an original loan-to-value ratio not higher than that of the deleted mortgage loan and a current loan-to-value ratio (equal to the principal balance on the date of substitution divided by its current appraised value determined by an Updated Appraisal) not higher than 80%; (v) comply as of the date of substitution with all of the representations and warranties set forth in the Mortgage Loan Agreement; (vi) at the Trustee's request, be determined by Opinion of Counsel to be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code; (vii) not have a maturity date after the date three years prior to the Rated Final Distribution Date; and (viii) not be substituted for a deleted mortgage loan unless the Trustee has received prior confirmation in writing by each Rating Agency that such substitution will not result in the withdrawal, downgrade, or qualification of the rating assigned by the Rating Agency to any Class of Certificates then rated by the Rating Agency. In the event that one or more mortgage loans are substituted for one or more deleted mortgage loans, then the amounts described in clause (i) shall be determined on the basis of aggregate principal balances.]

Prepayments and Yield Considerations

      Effect of Prepayments and Other Unscheduled Payments. The investment performance of the Certificates may vary materially and adversely from the investment expectations of investors due to the rate of prepayments on the Mortgage Loans being higher or lower than anticipated by investors. In addition, in the event of any repurchase of a Mortgage Loan by a Mortgage Loan Seller from the Trust Fund under the circumstances described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" herein, the Repurchase Price paid will be passed through to the holders of the Certificates with the same effect as if such Mortgage Loan had been prepaid in full (except that no Prepayment Premium will be payable with respect to any such repurchase). No representation is made as to the anticipated rate of prepayments (voluntary or involuntary) on the Mortgage Loans or as to the anticipated yield to maturity of any Certificate. Furthermore, the distribution of Liquidation Proceeds to the Class or Classes of Certificates then entitled to distributions in respect of principal will reduce the weighted average lives of such Classes and may reduce or increase the weighted average life of other Classes of Certificates. See "YIELD AND MATURITY CONSIDERATIONS" herein.

      In general, the yield on Certificates purchased at a premium or at a discount and the yield on the Class X and Class L-IO Certificates, which have no Certificate Balances, will be sensitive to the amount and timing of principal distributions thereon (or of reductions of the respective Notional Balances). The occurrence of principal distributions at a rate faster than that anticipated by an investor at the time of purchase will cause the actual yield to maturity of a Certificate purchased at a premium to be lower than anticipated. The yield to maturity of the Class X and Class L-IO Certificates will be especially sensitive to the occurrence of high rates of principal distributions which could result in the failure of the holders of such Classes to recover fully their initial investments. Conversely, if a Certificate is purchased at a discount (especially the Class L-PO Certificates) and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

      Effect of Prepayment Premiums. The rate and timing of principal payments made on a Mortgage Loan will be affected by restrictions on voluntary prepayments contained in the related Note (e.g., lockout periods and Prepayment Premiums). All of the Mortgage Loans generally provide that a permitted prepayment must be accompanied by a Prepayment Premium; provided, however, that the Prepayment Premium requirement generally expires prior to the maturity date of a Mortgage Loan. The existence of Prepayment Premiums generally will result in the Mortgage Loans prepaying at a lower rate. However, the requirement that a prepayment be accompanied by a Prepayment Premium may not provide a sufficient economic disincentive to a borrower seeking to refinance at a more favorable interest rate. In addition, since holders of the Class X Certificates are anticipated to receive most, if not all, Prepayment Premiums, potential purchasers of this Class should especially consider that provisions requiring Prepayment Premiums may not be enforceable in some states and under federal bankruptcy law and may constitute interest for usury purposes. Accordingly, no assurance can be given that the obligation to pay a Prepayment Premium will be enforceable under applicable state or federal law or, if enforceable, that the foreclosure proceeds received with respect to a defaulted Mortgage Loan will be sufficient to make such payment. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" herein.

      Effect of Interest on Advances, Special Servicing Fees and other Servicing Expenses. As and to the extent described herein, the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to receive interest on unreimbursed Advances at the Advance Rate from the date on which the related Advance is made to the date on which such amounts are reimbursed (which in no event will be later than the Determination Date following the date on which funds are available to reimburse such Advance with interest thereon at the Advance Rate). The Master Servicer's, the Trustee's or the Fiscal Agent's right, as applicable, to receive such payments of interest is prior to the rights of Certificateholders to receive distributions on the Regular Certificates and, consequently, may result in decreased distributions to the Regular Certificates that would not otherwise have resulted, absent the accrual of such interest. See "THE POOLING AND SERVICING AGREEMENT--Advances" herein. In addition, certain circumstances, including delinquencies in the payment of principal and interest, will result in a Mortgage Loan being specially serviced. The Special Servicer is entitled to additional compensation for special servicing activities, including Special Servicing Fees, Disposition Fees and Workout Fees, which may result in decreased distributions to the Regular Certificates that would not otherwise have resulted absent such compensation. See "THE POOLING AND SERVICING AGREEMENT--Special Servicing" herein.

      Effect of Borrower Defaults and Delinquencies. The aggregate amount of distributions on the Regular Certificates, the yield to maturity of the Regular Certificates, the rate of principal payments on the Regular Certificates and the weighted average life of the Regular Certificates will be affected by the rate and the timing of delinquencies, defaults, losses or other shortfalls experienced on the Mortgage Loans. If a purchaser of a Regular Certificate of any Class calculates its anticipated yield based on an assumed default rate and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such Class of Certificates or, with respect to the Class X or Class L-IO Certificates, such losses result in a reduction of the Class X Notional Balance or the Class L-IO Notional Balance, respectively, such purchaser's actual yield to maturity will be lower than the anticipated yield calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Regular Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater will be the effect on such investor's yield to maturity.

      Most of the Mortgage Loans are Balloon Loans, which involve a greater risk of default than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the related Mortgaged Property or to sell such Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment. The ability of a borrower to accomplish either of these goals will be affected by a number of factors at the time of attempted sale or refinancing, including the level of available mortgage rates, the fair market value of the related Mortgaged Property, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and the operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for multifamily or commercial properties (as the case may
be) generally. See "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations--Balloon Payments" herein.

      In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement will enable the Special Servicer to extend, modify or otherwise deal with Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is reasonably foreseeable; subject, however, to the limitations described under "THE POOLING AND SERVICING AGREEMENT--Amendments, Modifications and Waivers" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan by the Special Servicer, will likely extend the weighted average life of such Class of Offered Certificates. See "YIELD AND MATURITY CONSIDERATIONS" herein and in the Prospectus.

      Regardless of whether losses ultimately result, prior to the liquidation of any defaulted Mortgage Loan, delinquencies on the Mortgage Loans may significantly delay the receipt of payments by the holder of a Regular Certificate to the extent that Advances or the subordination of another Class of Certificates does not fully offset the effects of any delinquency or default. The Available Funds generally consist of, as more fully described herein, principal and interest on the Mortgage Loans actually collected or advanced. The Master Servicer's, the Trustee's or the Fiscal Agent's obligation, as applicable, to make Advances is limited to the extent described under "THE POOLING AND SERVICING AGREEMENT--Advances" herein. In particular, upon determination of the Anticipated Loss with respect to any Seriously Delinquent Loan, the amount of any P&I Advance required to be made with respect to such Seriously Delinquent Loan on any Distribution Date will be an amount equal to the product of (A) the amount of the P&I Advance that would be required to be made in respect of such Seriously Delinquent Loan without regard to the application of this sentence, multiplied by (B) a fraction, the numerator of which is equal to the Scheduled Principal Balance of such Seriously Delinquent Loan as of the immediately preceding Determination Date less the Anticipated Loss and the denominator of which is such Scheduled Principal Balance. In addition, no Advances are required to be made to the extent that, in the good faith judgment of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, any such Advance, if made, would be nonrecoverable from proceeds of the Mortgage Loan to which such Advance relates. See "THE POOLING AND SERVICING AGREEMENT--Advances" herein.

Limited Liquidity

      There is currently no secondary market for the Offered Certificates. The Underwriter has advised the Depositor that it currently intends to make a secondary market in the Offered Certificates, but it is under no obligation to do so. Accordingly, there can be no assurance that a secondary market for the Offered Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. The Offered Certificates will not be listed on any securities exchange.

Limited Information.

      The information set forth in this Prospectus Supplement with respect to the Mortgage Loans is derived principally from (i) a review of the available credit and legal files relating to the Mortgage Loans, (ii) inspections of the Mortgaged Properties undertaken by or on behalf of the applicable Mortgage Loan Seller, (iii) unaudited operating statements for the Mortgaged Properties supplied by the borrowers, (iv) appraisals for the Mortgaged Properties that generally were performed at origination (which appraisals were used in presenting information regarding the values of the Mortgaged Properties as of the Cut-off Date under "DESCRIPTION OF THE MORTGAGE POOL" and under "Annex A" herein for illustrative purposes only) and/or (v) information supplied by entities from which Midland acquired, or which currently service, certain of the Mortgage Loans. Also, certain Mortgage Loans constitute acquisition financing; and accordingly, limited or no operating information is available with respect to the related Mortgaged Property.

                              DESCRIPTION OF THE MORTGAGE POOL

General

      The Mortgage Pool will consist of multifamily and commercial "whole" mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an aggregate Cut-off Date Principal Balance of approximately $ (the "Initial Pool Balance"), subject to a variance of plus or minus 5%. The "Cut-off Date Principal Balance" of each Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received. Any description of the terms and provisions of the Mortgage Loans herein is a generalized description of the terms and provisions of the Mortgage Loans in the aggregate. Many of the individual Mortgage Loans have special terms and provisions that deviate from the generalized, aggregated description.

      Generally, each Mortgage Loan is evidenced by a separate promissory note (collectively the "Notes" and individually a "Note"). Each Mortgage Loan is secured by a mortgage, deed of trust, deed to secure debt or other similar security instrument (all of the foregoing are individually a "Mortgage" and collectively the "Mortgages") that creates a first lien on one or more of a fee simple estate or a leasehold estate in a real property (a "Mortgaged Property") improved for multifamily or commercial use. The Mortgaged Properties consist of properties improved by (a) a congregate care facility (a "Congregate Care Property," and any Mortgage Loan secured thereby, a "Congregate Care Loan"); (b) a factory outlet retail facility (a "Factory Outlet Property," and any Mortgage Loan secured thereby, a "Factory Outlet Loan" or a "Retail, Factory Outlet Loan"); (c) a hotel (a "Hotel Property," and any Mortgage Loan secured thereby, a "Hotel Loan"); (d) an industrial property (an "Industrial Property," and any Mortgage Loan secured thereby, an "Industrial Loan"); (e) an industrial/warehouse property (an "Industrial/Warehouse Property," and any Mortgage Loan secured thereby, an "Industrial/Warehouse Loan"); (f) a mini warehouse facility (a "Mini Warehouse Property," and any Mortgage Loan secured thereby, a "Mini Warehouse Loan"); (g) a multifamily, office and retail property (a "Mixed Use Property," and any Mortgage Loan secured thereby, a "Mixed Use Loan"); (h) a mobile home park (a "Mobile Home Park Property," and any Mortgage Loan secured thereby, a "Mobile Home Park Loan"); (i) an apartment building or complex consisting of five or more rental units or a complex of duplex units (a "Multifamily Property," and any Mortgage Loan secured thereby, a "Multifamily Loan"); (j) an office building (an "Office Property," and any Mortgage Loan secured thereby, an "Office Loan"); (k) an office/research facility (an "Office/R&D Property," and any Mortgage Loan secured thereby, an "Office/R&D Loan"); (l) an office/retail property (an "Office/Retail Property," and any Mortgage Loan secured thereby, an "Office/Retail Loan"); (m) an office/warehouse property (an "Office/Warehouse Property," and any Mortgage Loan secured thereby, an "Office/Warehouse Loan"); (n) an anchored retail property (a "Retail, Anchored Property," and any Mortgage Loan secured thereby, a "Retail, Anchored Loan"); (o) a single tenant retail property (a "Retail, Single Tenant Property," and any Mortgage Loan secured thereby, a "Retail, Single Tenant Loan"); or (p) an unanchored retail property (a "Retail, Unanchored Property," and any Mortgage Loan secured thereby, a "Retail, Unanchored Loan"). The percentage of the Initial Pool Balance represented by each type of Mortgaged Property is as follows:

                        Percentage of Initial
Property Type           Pool Balance                        Number of Loans

Congregate Care
Hotel
Industrial
Industrial/Warehouse
Mini Warehouse
Mixed Use
Mobile Home Park
Multifamily
Office
Office/R&D
Office/Retail
Office/Warehouse
Retail, Anchored
Retail, Factory Outlet
Retail, Single Tenant
Retail, Unanchored

 Total

     None of the Mortgage Loans is insured or guaranteed by the United States of America, any governmental agency or instrumentality, any private mortgage insurer or by the Depositor, Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Underwriter or any of their respective affiliates. of the Mortgage Loans, representing approximately % of the Initial Pool Balance, provide for full recourse against the related borrower and of the Mortgage Loans, representing % of the Initial Pool Balance, have a limited guaranty against the related borrower, while the remainder of the Mortgage Loans are non-recourse loans. In the event of a borrower default under a non-recourse Mortgage Loan, recourse generally may be had only against the specific Mortgaged Property or Mortgaged Properties securing such Mortgage Loan and such limited other assets as have been pledged to secure such Mortgage Loan, and not against the borrower's other assets. However, generally, upon the occurrence of certain circumstances as set forth in the Mortgage Loan documents, typically including, without limitation, fraud, intentional misrepresentation, waste, misappropriation of tenant security deposits or rent, and in some cases failure to maintain any required insurance or misappropriation of any insurance proceeds or condemnation awards, recourse generally may be had against the borrower for damages sustained by the mortgagee. In connection with at least of the Mortgage Loans, representing approximately % of the Initial Pool Balance, a guaranty of all or a portion of each such Mortgage Loan was obtained by the separate originators of such Mortgage Loans (herein collectively, the "Originators" and individually an "Originator"). Such guaranties are intended to encourage the performance by the related borrower or the guarantor of the obligations to which the guaranty relates. However, the guarantors may have limited assets and there can be no assurance that such guarantors will have sufficient assets to support their respective obligations under such guaranties. In addition, any action to enforce such guaranties will likely involve significant expense and delays to the Trust Fund and may not be enforceable if the related guarantor should become the subject of a bankruptcy, insolvency, reorganization, moratorium or other similar proceedings. Furthermore, in some states, actions against guarantors may be limited by anti-deficiency legislation. The Master Servicer or the

Special   Servicer,   as   applicable,   on  behalf  of  the   Trustee  and  the
Certificateholders, will be entitled to enforce the terms of such guaranties.

      ______________ of the Mortgage Loans (the "Midland Mortgage Loans"), representing approximately __% of the Initial Pool Balance, were originated either by (a) Midland or its predecessor generally in accordance with Midland's customary underwriting criteria and practices, with such exceptions thereto as are customarily acceptable to commercial mortgage lenders, or (b) unaffiliated entities and subsequently acquired by Midland after evaluating such Mortgage Loans according to Midland's customary underwriting criteria and practices, with such exceptions thereto as are customarily acceptable to commercial mortgage lenders. Midland's underwriting criteria and practices are described under "--The Midland Mortgage Loan Program--General," "--Midland's Underwriting Standards" and "--Midland Underwriting and Closing Procedures" herein.

      The Depositor will purchase (a) the Midland Mortgage Loans on or before the Closing Date from Midland pursuant to a Mortgage Loan Purchase and Sale Agreement (the "Midland Mortgage Loan Purchase Agreement") to be dated as of
____, 1998 (the "Loan Purchase Closing Date"), between Midland and the Depositor, and (b) the ________________ Mortgage Loans on or before the Closing Date from _______________ pursuant to a Mortgage Loan Purchase and Sale Agreement (the "_______________ Mortgage Loan Purchase Agreement") to be dated as of
     , 1998 between ________________ and the Depositor. The Midland Mortgage Loan Purchase Agreement and the ______________ Mortgage Loan Purchase Agreement are sometimes collectively referred to in this Prospectus Supplement and the Prospectus as the "Mortgage Loan Purchase Agreement." As described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" herein, the applicable Mortgage Loan Seller will be obligated to repurchase a Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the event of a breach of a representation or warranty made by the Mortgage Loan Seller in the applicable Mortgage Loan Purchase Agreement with respect to such Mortgage Loan, if such breach materially and adversely affects the interests of the Certificateholders and such breach is not cured. The Mortgage Loan Seller has only limited assets, and there can be no assurance that the Mortgage Loan Seller has or will have sufficient assets with which to fulfill any repurchase or substitution obligations that may arise. The Depositor will not have any obligation to fulfill any repurchase obligation upon the failure of the Mortgage Loan Seller to do so. The Depositor will assign the Mortgage Loans in the Mortgage Pool, together with the Depositor's rights and remedies against the Mortgage Loan Seller in respect of breaches of representations or warranties regarding the Mortgage Loans, to the Trustee pursuant to the Pooling and
Servicing Agreement. The Master Servicer and the Special Servicer will each service the Mortgage Loans pursuant to the Pooling and Servicing Agreement. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments."

Security for the Mortgage Loans

      Each Mortgage Loan is secured by a Mortgage encumbering the related borrower's interest in the related Mortgaged Property. Except with respect to those Mortgage Loans described in "--Ground Leases" below; all of the Mortgage Loans are secured by a first lien encumbering a fee simple interest in the related Mortgaged Property, subject generally only to (a) liens for real estate and other taxes and special assessments, (b) covenants, conditions, restrictions, rights of way, easements and other encumbrances whether or not of public record as of the date of recording of such Mortgage, and (c) such other exceptions and encumbrances on the Mortgaged Property as are reflected in the related title insurance policies. Each Mortgage Loan is also secured by an assignment of the related borrower's interest in the leases, rents, issues and profits of the related Mortgaged Property.

      __________ of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance, provide for full recourse against the related borrower and __________ of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance, have a limited guaranty against the related borrower, while the remainder of the Mortgage Loans are non-recourse loans. However, borrowers generally have limited assets and there can be no assurance that any borrower will have sufficient assets to support any such recourse obligations that may arise. In certain instances, additional collateral may exist in the nature of letters of credit, the establishment of one or more Reserve Accounts (for one or more of necessary repairs and replacements, tenant improvements and leasing commissions, real estate taxes and assessments, insurance premiums, deferred maintenance and/or scheduled capital improvements or as reserves for the payment of Monthly Payments and other payments due under the related Mortgage Loan), grants of security interests in equipment, inventory, accounts receivable and other personal property, assignments of licenses, trademarks and/or trade names, one or more guaranties of all or part of the related Mortgage Loan, the establishment of one or more lockbox collection accounts for the direct collection of rentals and other income from the related Mortgaged Property, one or more guaranties with respect to a tenant's performance of the terms and conditions of such tenant's lease or the assignment of the proceeds of purchase options. The documents for each Mortgage Loan typically also provide for the indemnification of the mortgagee by the related borrower for the presence of any hazardous substances affecting the Mortgaged Property. However, borrowers generally have limited assets and there can be no assurance that any borrower will have sufficient assets to support any such indemnification obligations that may arise. See "RISK FACTORS--Investment in Commercial and Multifamily Mortgage Loans--Environmental Risks" herein.

     Ground Leases. Mortgage Loans, representing approximately % of the Initial Pool Balance, are each secured by a first lien encumbering only the related borrower's leasehold interest in the related Mortgaged Property. The related ground leases expire on _______ and ________, respectively. With respect to each such ground lease, the related ground lessors have agreed to afford the mortgagee certain notices and rights, including without limitation, cure rights with respect to breaches of the related ground lease by the related borrower. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure-Leasehold Risks" in the Prospectus.

      Purchase Options; Rights of First Refusal; Installment Contracts. With respect to Loan #___, which represents approximately __% of the Initial Pool Balance, the property developer from whom the borrower acquired the Mortgaged Property retained both (a) an option to purchase such Mortgaged Property, at market value on the date of the exercise of such option, conditional upon the borrower ceasing operations at such Mortgaged Property; and (b) a right of first refusal with respect to any bona fide offers to purchase the Mortgaged Property received by the borrower. The terms of the purchase option indicate that unless the property developer elects to assume the related Mortgage Loan and takes title subject to the lien of the related Mortgage, such Mortgage Loan must be satisfied and the Mortgage must be released when such option is exercised. With respect to Loan # __, which represents approximately __% of the Initial Pool Balance, the tenant/operator of the Mortgaged Property possesses an option to purchase such Mortgaged Property upon certain specified terms and conditions, which option has been specifically subordinated to the lien of the related Mortgage. With respect to Loan #__, which represents approximately __% of the Initial Pool Balance, the Housing Department of the ____________________ possesses a right of first refusal with respect to any future sale of the related Mortgaged Property. No assurance can be made that such rights of first refusal would not apply in the context of a foreclosure of the related Mortgage, and consequently, there may be additional risks, delays and costs associated with any such foreclosure. See "RISK FACTORS--Prepayment and Yield Considerations" and "YIELD AND MATURITY CONSIDERATIONS" herein.

     With respect to of the Mortgage Loans, representing approximately __% of the Initial Pool Balance, the related Mortgaged Property is the subject of an executory installment contract. The related

Mortgage was executed by both the vendor (the borrower) and vendee under such contract, and encumbers all of their respective interests in the related Mortgaged Property. Such vendee's execution of such Mortgage as security for the indebtedness of such borrower may be subject to challenge as a fraudulent conveyance. See "--Certain Characteristics of the Mortgage Pool--Limitations on Enforceability of Cross-Collateralization" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Installment Contracts" in the Prospectus.

The Midland Mortgage Loan Program-General

      The mortgage loan program under which Midland originated its Mortgage Loans targeted the origination of multi-family and commercial real estate loans (generally with principal balances ranging from $750,000 to $15,000,000). To generate a sufficient volume of loan submissions of this size from a variety of geographic areas, Midland has developed a network of mortgage bankers, mortgage brokers and commercial bankers who are paid a fee, at closing, for referrals and any other services they may provide in connection with the underwriting and closing of such mortgage loans. See "MIDLAND LOAN SERVICES, INC." herein.

Midland's Underwriting Standards

      Midland's customary underwriting policies and procedures require an evaluation of both the prospective borrower and the proposed real estate collateral. Factors typically analyzed in connection with a prospective borrower include its credit history, capitalization and overall financial resources and management skill and experience in the applicable property type. Factors typically analyzed in connection with a Mortgaged Property include its historical and anticipated future cash flow; age and condition; appraised value; gross square footage; net rentable area; gross land area; number of units, rooms or beds; current tenants' size, identity and any termination or purchase option rights; property interest to be mortgaged (fee or leasehold); term, expiration and rental rates under current leases; projected future leasing commissions and retaining costs; applicable market rentals for similar properties; historical vacancy rate and credit loss rate; debt service coverage ratio; and loan to value ratio.

      Midland generally analyzed historical and current financial information regarding a Mortgaged Property provided by a prospective borrower to determine the initial maximum amount of a proposed Midland Mortgage Loan. This analysis allowed Midland to calculate the initial debt service coverage ratio and loan-to-value ratio for a proposed Midland Mortgage Loan, based upon the revenues generally available from the related Mortgaged Property minus the expenses incurred in operating and maintaining the related Mortgaged Property, all as adjusted by the actual, historical and market factors applicable to the property type and location of the related Mortgaged Property. Except as approved by Midland's credit review committee in connection with a specific Mortgage Loan, Midland applied its customary underwriting policies with respect to these ratios and maximum amortization periods in connection with the Mortgage Loans in the Mortgage Pool originated by it. Midland's customary underwriting policies for these ratios and maximum amortization periods are as follows:

                                                       Amortization
Property Type        Minimum DSCR     Maximum LTLV     Period

Congregate Care      1.35             70%              25 years
Hotel                1.40             70%              20 years
Industrial           1.25             75%              25 years
Industrial/Warehouse 1.25             75%              25 years
Mini Warehouse       1.35             70%              20 years
Mobile Home Park     1.25             75%              20 years
Multifamily          1.20             75%              25 years
Office               1.25             75%              25 years
Office/R&D           1.25             75%              25 years
Office/Retail        1.25             75%              25 years
Office/Warehouse     1.25             75%              25 years
Retail, Anchored     1.25             75%              25 years
Retail, Factory
Outlet               1.30             75%              25 years
Retail, Single
Tenant               1.25             75%              25 years
Retail, Unanchored   1.30             75%              25 years

      With respect to Mortgage Loans secured by a Mixed Use Property, Midland's customary underwriting policies require an analysis of the percentage of the net operating income from each of the varied uses of the related Mixed Use Property in order to determine the appropriate debt service coverage ratio, loan-to-value ratio and amortization period.

      Actual debt service coverage ratios, loan-to-value ratios and amortization periods for the Mortgage Loans originated by Midland may and do vary from the guidelines described above. See "--Certain Characteristics of the Mortgage Pool" and "Annex A" herein.

Midland Underwriting and Closing Procedures

      General. Based on information obtained from Midland, which has not been independently verified for accuracy or completeness by any of the Depositor, the Underwriter, the Trustee, the Master Servicer, the Special Servicer or Midland, the following is a general summary of the customary underwriting policies and procedures typically utilized by Midland in connection with its underwriting of the Midland Mortgage Loans.

      Financial Review. The information utilized by Midland to determine whether to issue a binding loan commitment typically included two or more years of financial history for the related Mortgaged Property, a site plan, a rent roll, recent photographs, a fact sheet completed by the prospective borrower detailing requested loan terms, ownership information, existing debt, zoning and property improvement information, copies of specified leases, copies of rent deposits and utility bills for the most recent 12 months, copies of the most recent property tax bills and insurance premium statements and a listing of all other income property owned by the principals of the prospective borrower detailing revenue, expense, debt service, valuation and current encumbrances. Midland's analysis of the foregoing included any adjustments deemed advisable by Midland to take into account projected increases or decreases in terms of revenue and/or expense. Midland also generally performed a site inspection of the subject Mortgaged Property, investigated (when possible) four lease comparables and four sales comparables, met the principals of the prospective borrower (when practicable), and gathered market information through interviews with property managers, leasing agents, real estate brokers and appraisers familiar with the subject Mortgaged Property's market area. The prospective borrower also was typically required to make a cash deposit equal to 1% of the requested loan balance with Midland concurrently with the prospective borrower's submission of a formal loan application.

      To complete the underwriting of a proposed Mortgage Loan to be originated by it, Midland derived an estimate of stabilized net cash flow available to pay debt service. On the revenue side, Midland evaluated the proposed Mortgaged Property's rental rates in relation to rental rates for similar properties in the same market. If the proposed Mortgaged Property is leased to relatively few tenants (e.g., retail, office, light industrial/industrial), Midland analyzed the terms of each of the major leases. On the expense side, Midland collected documentation for major operating expense items, such as taxes, insurance and utilities (and, in the case of Hotel Properties, franchise and management fees), to ensure that Midland's assumptions regarding property expenses were realistic and in line with historical experience. Midland also substantiated the financial performance of the proposed Mortgaged Property by reference to industry standards and to the more specialized expertise of local real estate brokers and appraisers. If the proposed Mortgaged Property was an office building, retail center or industrial property, Midland analyzed potential roll-over risk for the purpose of making appropriate assumptions regarding the average annual investment in tenant improvements and leasing commissions likely to be required to keep occupancy of the proposed Mortgaged Property at or above the occupancy level assumed by Midland.

      Midland evaluated underwriting information received with respect to a proposed Mortgage Loan to be originated by it through the use of Midland's mortgage loan analysis model, and a final underwriting memorandum with respect to such proposed Mortgage Loan was prepared which summarized proposed loan terms, described the prospective borrower, and discussed the major underwriting assumptions, competitive status of the subject Mortgaged Property, market conditions in the locale of the subject Mortgaged Property and the strengths, weaknesses and mitigating factors with respect to such proposed Mortgage Loan. This information was then presented to Midland's credit review committee for a determination as to whether a binding commitment for the proposed Mortgage Loan should be issued.

      Appraisal, Architectural, Engineering and Environmental Assessments. Generally, following acceptance of the commitment by the prospective borrower, Midland ordered an appraisal, an architectural and engineering report and a Phase I environmental site assessment. In certain instances, Midland may have utilized a report prepared by a third party not selected by Midland but only if the qualifications of such third party were approved by Midland and the report met Midland's specifications for such a report.

      It was a condition of closing in each of Midland's commitments to make a proposed Mortgage Loan originated by it that Midland receive third-party reports satisfactory to it. If the appraisal of a proposed Mortgaged Property did not confirm the minimum debt service coverage ratio and the maximum loan-to-value ratio specified in Midland's loan commitment, the loan commitment gave Midland the flexibility to reduce the loan amount in order to maintain those ratios. If the architectural and engineering report indicated that critical repairs (equal to or exceeding $10,000 in the aggregate) needed to be made to the proposed Mortgaged Property, the prospective borrower was required to make those repairs prior to the closing or Midland held back an amount sufficient to complete those repairs from the Mortgage Loan proceeds. All Phase I environmental site assessments were reviewed by McRoberts & Associates, P.C.

(the "Environmental Consultant"), an independent third party environmental attorney retained by Midland. If the Phase I environmental site assessment indicated the existence of a potentially material and significant environmentally hazardous condition and recommended further investigation, the Environmental Consultant prepared a scope of work for a Phase II assessment and Midland engaged a consultant to perform the additional work. If either the Phase I or Phase II environmental site assessment indicated the presence of hazardous material or a significant environmentally hazardous condition at the proposed Mortgaged Property, the prospective borrower was required to remediate such condition, provide environmental insurance in an amount acceptable to Midland, escrow an amount sufficient to pay the costs of such remediation, provide an indemnity for such costs from a potentially culpable party, or, if appropriate, implement an operations and maintenance plan for the management of such condition.

      Underwriting File. Generally, each completed underwriting file for a Midland Mortgage Loan contains the following documents:

      A Midland Loan Fact Sheet;

      Financial statements for the preceding two or more years and the most recent year-to-date interim statement for the proposed Mortgaged Property, the prospective borrower, and any proposed guarantor, co-borrower, general partner of the borrowing entity and/or limited partner owning 10% or more of the borrowing entity;

      Tax returns for the preceding three years for the prospective borrower and any proposed guarantor, co-borrower, general partner of the borrowing entity and/or limited partner owning 10% or more of the borrowing entity;

      A current rent roll, certified by the prospective borrower;

      For a proposed Mortgaged Property leased to relatively few tenants (e.g., retail, office, light industrial/industrial), copies of all leases;

      A copy  of any  ground  lease  that  may  affect  the  proposed  Mortgaged
Property;

      A site plan of the proposed Mortgaged Property;

      A map of the area in which the proposed Mortgaged Property is located; and

      Pictures of the proposed Mortgaged Property and the surrounding area.

      Midland's closing of the Midland Mortgage Loans was generally managed by one staff attorney supervising a team of closing coordinators with responsibility for processing mortgage loans through closing. Each Midland Mortgage Loan was documented on Midland's form of mortgage loan documents, which were conformed by legal counsel to the requirements and customary loan documentation of the state where the related Mortgaged Property is located.

Certain Terms and Conditions of the Mortgage Loans

     Due Dates. The Mortgage Loans provide for Monthly Payments to be due on the first day of each month.

     Mortgage Rates; Calculations of Interest. The Mortgage Loans accrue interest on the basis of a 360-day year and the actual number of days the principal is outstanding. Except as set forth below, each

Mortgage Loan generally accrues interest at an annualized rate (a "Mortgage Rate") that is fixed for the entire term of such Mortgage Loan and does not permit any negative amortization or the deferral of interest.

     Amortization of Principal. of the Mortgage Loans (the "Balloon Loans"), which represent approximately ___% of the Initial Pool Balance, provide for monthly payments of principal based on amortization schedules longer than their remaining terms, thereby leaving substantial principal amounts due and payable on their respective maturity dates (each such payment, together with interest on the related Balloon Loan for the one-month period ending on the day preceding such Balloon Loan's maturity date, a "Balloon Payment"), unless previously prepaid. of the Mortgage Loans (Loan #__, Loan #__ and Loan #__), which represent approximately __% of the Initial Pool Balance, have remaining amortization terms that are the same as their respective remaining terms to maturity. The weighted average Balloon LTV applicable to the Mortgage Pool is __%. With respect to of the Mortgage Loans, which represent approximately _____% of the Initial Pool Balance, the Monthly Payments due on ______________, 1998 include an amount allocable to the amortization of the principal amounts of such Mortgage Loans. With respect to of the Mortgage Loans, which represent approximately % of the Initial Pool Balance (the "Newly Originated Loans"), the Monthly Payments due on ___, 1998 are allocable to interest only on such Mortgage Loans, with the principal amounts thereof scheduled to commence amortizing effective with the 1, 1998 Monthly Payments. The Newly Originated Loans were originated after _____________ 1, 1998. Accordingly, the Monthly Payment due on , 1998 with respect to each Newly Originated Loan will represent less than one full month of accrued interest thereon. To offset any resulting interest shortfall to the Certificateholders, the Depositor will deposit into the Trust Fund on or before the Closing Date an amount that, when added to the aggregate amount of Monthly Payments due on the Newly Originated Mortgage Loans on , 1998, will constitute an amount equal to one full month of interest on all such Newly Originated Loans.

     Prepayment Provisions. The imposition of a premium or fee (a "Prepayment Premium") payable in connection with a voluntary prepayment of each of the Mortgage Loans is designed primarily to deter a borrower from voluntarily prepaying the principal amount of its Mortgage Loan. Although certain of the Mortgage Loans are subject to specified periods following the origination of such Mortgage Loans wherein no voluntary prepayments are allowed (any such period, a "Lockout Period"), the Mortgage Loans generally permit each borrower to voluntarily prepay the entire principal balance of its Mortgage Loan provided that any applicable Prepayment Premium is paid in connection therewith; provided, however, that the applicable Prepayment Premium requirement expires prior to the maturity date of all of the Mortgage Loans. Voluntary prepayments of less than the full outstanding principal balance of a Mortgage Loan are generally prohibited. With respect to each of Loan #__ and Loan #__, representing approximately __% of the Initial Pool Balance, the related borrower is permitted to make partial voluntary prepayments of its Mortgage Loan subject to certain specified conditions and limitations, including payment of the required Prepayment Premium. Additionally, with respect to Loan #__, representing approximately ___% of the Initial Pool Balance, the related borrower is permitted to make voluntary prepayments over either a or ____ year amortization period without the payment of Prepayment Premiums.

      The Prepayment Premium applicable with respect to the majority of the Mortgage Loans is generally calculated (a) for a certain period (any such period, a "Yield Maintenance Period") after the origination of such Mortgage Loan or the expiration of the applicable Lockout Period, if any, on the basis of a yield maintenance formula and/or a specified percentage of the amount prepaid, and (b) after the expiration of the applicable Yield Maintenance Period, a specified percentage (which percentage may either remain constant or decline over time) of the amount prepaid. "Annex A" attached hereto contains more specific information regarding the Prepayment Premiums applicable to each of the Mortgage Loans.

      The Mortgage Loans generally provide that so long as no event of default then exists, no Prepayment Premium is payable in connection with any involuntary prepayment resulting from a Casualty or Condemnation. Certain of the Mortgage Loans may also permit prepayment after an event of default (but prior to the sale by the mortgagee thereunder of the Mortgaged Property through foreclosure or otherwise) provided that the related borrower pays the applicable Prepayment Premium. Certain of the Mortgage Loans may permit the related borrower to transfer the related Mortgaged Property to a third party without prepaying the related Mortgage Loan, provided that certain conditions are satisfied, including, without limitation, an assumption by the transferee of all of such borrower's obligations in respect of such Mortgage Loan. See "--'Due-on-Encumbrance' and 'Due-on-Sale' Provisions" herein.

      The Depositor makes no representation as to the enforceability of the provisions of any Mortgage Loan requiring the payment of a Prepayment Premium or as to the collectability of any Prepayment Premium. See "RISK FACTORS--Prepayment and Yield Considerations" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

      The following "Prepayment Lockout/Premium Analysis" table sets forth an analysis of the percentage of the declining balance of the Mortgage Pool that, on __________, in each of the years indicated, will be within a Lockout Period or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium or yield maintenance charge.


                                                           Prepayment Lock-out/Premium Analysis <F1>
                                                           Percentage of Mortgage Pool by Prepayment
                                                              Restriction Assuming No Prepayments
                    -------- --------- -------- -------- --------- -------- --------- -------- --------- -------- ------
                    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----  ----  ----  ----  ----  ----
                    1998   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008  2009  2010  2011  2012  2013
                    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----  ----  ----  ----  ----  ----

Prepayment Restrictions
-----------------------
Lock-Out
Yield Maintenance
Greater of Yield
  Maintenance or
  Percentage Premium of:
  5.00% and greater
  4.00% to 4.99%
  3.00% to 3.99%
  2.00% to 2.99%
  1.00% to 1.99%
Total of Yield Maintenance
Total of Yield Maintenance
and Lockout

Percentage Premium:
  5.00% and greater
  4.00% to 4.99%
  3.00% to 3.99%
  2.00% to 2.99%
  1.00% to 1.99%
Total with Percentage Premium
Open
---------------     ------- ------- ------- ------- ------- ------  ------- ------- ------- -------
TOTALS              100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00%         100.00%
Mortgage  Pool Balance
 (in millions)
% of Initial Pool
Balance <F2>
------------------

<F1>This table sets forth an analysis of the percentage of the declining balance of the Mortgage Pool that, on __________ ___, in each of the years indicated, will be within a Lock-out Period or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium or yield maintenance charge. The table was prepared generally on the basis of Scenario 1 described herein, except that it was assumed in preparing the table that no Mortgage Loan will be prepaid, voluntarily or involuntarily. See Annex B for more detailed information regarding prepayment provisions of the Mortgage Loans.

<F2> Represents  the  percentage  of the Initial  Pool  Balance that will remain outstanding at the indicated date based upon the assumptions used in preparing this table.

      "Due-on-Encumbrance" and "Due-on-Sale" Provisions. The Mortgages generally contain "due-on-encumbrance" clauses that permit the holder of the Mortgage to accelerate the maturity of the related Mortgage Loan if the borrower encumbers the related Mortgaged Property without the consent of the mortgagee. However, in certain of the Mortgage Loans, the related borrower is allowed, under certain circumstances, to encumber the related Mortgaged Property with additional liens. See "RISK FACTORS--Investment in Commercial and Multifamily Mortgage Loans--Other Financing" herein. The Master Servicer or the Special Servicer, as applicable, will determine, in a manner consistent with the servicing standard described herein under "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" whether to exercise any right the mortgagee may have under any such clause to accelerate payment of a Mortgage Loan upon, or to withhold its consent to, any additional encumbrance of the related Mortgaged Property.

      The Mortgages for the Mortgage Loans generally prohibit, without the mortgagee's prior consent, the borrower from transferring the Mortgaged Property or allowing a change in ownership, generally defined as, among other things, (a) a specified percentage (generally ranging from 10% to 50%) change in the ownership of the borrower, a guarantor or, with respect to certain of such Mortgage Loans, in the ownership of a general partner of the borrower or a guarantor, (b) the removal, resignation or change in ownership of any general partner or managing partner of a borrower, a guarantor or, with respect to certain of such Mortgage Loans, any general partner of a borrower or a guarantor, (c) with respect to certain of such Mortgage Loans, the removal, resignation or change in ownership of the managing agent of the related Mortgaged Property, or (d) the voluntary or involuntary transfer or dilution of the controlling interest in the related borrower held by a specified person; provided, however, that with respect to certain of such Mortgage Loans, the borrower may be entitled to transfer the Mortgaged Property or allow a change in ownership if certain conditions are satisfied, typically including one or more of the following, (i) no event of default has occurred, (ii) the proposed transferee meets the mortgagee's customary underwriting criteria, (iii) the Mortgaged Property continues to meet the mortgagee's customary underwriting criteria, (iv) an acceptable assumption agreement is executed, and (v) a specified assumption fee (generally 1% to 1.5% of the then outstanding principal balance of the applicable Note) has been received by the mortgagee. Certain of the Mortgages may also allow transfers of interests in the related Mortgaged Property in the nature of residential leases and easements and changes in ownership between partners, family members, for estate planning purposes, affiliated companies and certain specified individuals. In the event of any transfer or change in ownership of the Mortgaged Property in violation of the applicable provisions of the related Mortgage Loan documents, the related Mortgage Loan documents generally provide that the mortgagee is permitted to accelerate the maturity of the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Enforceability of Certain Provisions--Due-on-Sale Provisions" in the Prospectus. The Depositor makes no representation as to the enforceability of any due-on-sale or due-on-encumbrance provision in any Mortgage Loan which is the subject of a proceeding under the Bankruptcy Code.

      Default Provisions. Except as described below, the related Mortgage Loan documents generally provide that an event of default will exist if (a) any regular installment of principal and/or interest is not paid when specified (generally either (i) upon the date the same is due, or (ii) within a specified period (generally ranging from 5 days to 30 days) after the date upon which the same was due or following written notice from the mortgagee of such failure), or
(b) any violation of the conditions described in "--'Due-on-Encumbrance' and 'Due-on-Sale' Provisions" above occurs. Additionally, the related Mortgage Loan documents may contain other specified events of default, including one or more of the following: the borrower's failure to pay taxes or other charges when due, to keep all required insurance policies in full force and effect, to cure any material violations of laws or ordinances affecting the Mortgaged Property or to operate the related Mortgaged Property according to certain criteria; the imposition of a mechanic's, materialman's or other lien against the Mortgaged Property; the institution of a bankruptcy, receivership or similar actions against the borrower or the Mortgaged Property; unapproved conversion of the related Mortgaged Property to a condominium or cooperative; defaults under certain other agreements; defaults under or unapproved modifications to any related franchise agreement; or material changes to or defaults under any related management agreement.

      Upon the occurrence of an event of default with respect to any Mortgage Loan, the Master Servicer or the Special Servicer, as applicable, may take such action as the Master Servicer or the Special Servicer deems advisable to protect and enforce the rights of the Trustee, on behalf of the Certificateholders, against the related borrower and in and to the related Mortgaged Property, subject to the terms of the related Mortgage Loan, including, without limitation, declaring the entire debt to be immediately due and payable and/or instituting a proceeding, judicial or non-judicial, for the complete or partial foreclosure of the Mortgage Loan.

      Default Interest. All of the Mortgage Loans provide for imposition of a rate of interest higher than the stated interest rate upon the occurrence of an event of default by the related borrower ("Default Interest"). The Default Interest applicable to the Mortgage Loans is generally calculated as either (a) a specified rate, (b) a specified rate above the stated interest rate of such Mortgage Loan, or (c) a rate equal to the greater of (i) a specified rate above the stated interest rate of such Mortgage Loan, or (ii) a specified rate above a specified base rate (typically the prime rate reported in The Wall Street Journal). No assurance can be given as to the enforceability of any provision of any Mortgage Loan requiring the payment of any Default Interest or as to the collectability of any Default Interest. See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

      Hazard, Liability and other Insurance. Generally, each Mortgage Loan requires that the related Mortgaged Property be insured (in an amount not less than the lesser of (a) the full replacement cost of the Mortgaged Property or
(b) the outstanding principal balance of the related Note, but in any event in an amount sufficient to ensure that the insurer would not deem the borrower a co-insurer) against loss or damage by fire or other risks and hazards covered by a standard extended coverage insurance policy. Generally, each Mortgage Loan also requires that the related borrower obtain and maintain during the entire term of the Mortgage Loan (a) comprehensive public liability insurance, typically with a minimum limit of $1,000,000 per occurrence, (b) if any part of the Mortgaged Property upon which a material improvement is located lies in a special flood hazard area and for which flood insurance has been made available, a flood insurance policy in an amount equal to the lesser of the outstanding principal balance of the related Note or the maximum limit of coverage available from governmental sources, (c) if deemed advisable by the Originator, rent loss and/or business interruption insurance in an amount equal to all rents or estimated gross revenues from the operation of the Mortgaged Property for a period as required by the Mortgage, (d) if applicable, insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus, and (e) such other insurance as may from time to time reasonably be required by the mortgagee. With respect to many of the Mortgage Loans, the related borrower has satisfied the applicable insurance requirements by obtaining blanket insurance policies, subject to the review and approval of the same by the mortgagee, including the amount of insurance and the number of properties covered by such policies.

      Casualty and Condemnation. The related Mortgage Loan documents typically provide that in the event of damage to the related Mortgaged Property by reason of fire or other casualty (a "Casualty"), all insurance proceeds will be paid to the mortgagee and then it is such mortgagee's option as to whether to apply such proceeds to the outstanding indebtedness of the related Mortgage Loan, or to allow such proceeds to be applied to the restoration of the related Mortgaged Property; provided, however, that if certain conditions are satisfied, the mortgagee may be required to disburse such proceeds in connection with a restoration of the related Mortgaged Property. These required conditions typically include one or more of the following: (a) if the insurance proceeds payable are less than a specified amount, (b) if less than a specified percentage of the related Mortgaged Property is destroyed or if the value of the related Mortgaged Property following such Casualty remains greater than either a specified amount or a specified percentage of the value of the related Mortgaged Property immediately preceding such Casualty, (c) if the Casualty affects less than a specified percentage of the net rentable area of the Mortgaged Property or interrupts less than a specified percentage of the rentals from the Mortgaged Property, (d) if such restoration will cost less than a specified amount and if sufficient funds are available to complete such restoration, (e) if such restoration can be accomplished within a specified time period, (f) if the restored Mortgaged Property will adequately secure the related Mortgage Loan, (g) if adequate income (including rentals and insurance) will be available during the restoration period and (h) if no event of default then exists. In certain of the Mortgage Loans, the lease between the related borrower and a tenant of all or part of the related Mortgaged Property may require the borrower or the tenant to rebuild the buildings located upon the related Mortgaged Property in the event of a Casualty, and the related Mortgage Loan documents may permit the application of insurance proceeds to satisfy such requirement, regardless of the value of such Mortgaged Property following such Casualty.

      Generally, the Mortgage Loans provide that all awards payable to the borrower in connection with any taking or exercise of the power of eminent domain with respect to the related Mortgaged Property (a "Condemnation") will be paid directly to the mortgagee, and then it is such mortgagee's option as to whether to apply such proceeds to the outstanding indebtedness of the related Mortgage Loan, or to allow such proceeds to be applied to the restoration of the related Mortgaged Property; provided, however, that if certain conditions are satisfied, the mortgagee may be required to disburse such awards in connection with a restoration of the related Mortgaged Property. These required conditions typically include one or more of the following: (a) if the award is less than a specified amount, (b) if less than a specified percentage of the related Mortgaged Property is taken, (c) if the Condemnation affects less than a specified percentage of the net rentable area of the Mortgaged Property or interrupts less than a specified percentage of the rentals from the Mortgaged Property, (d) if such restoration will cost less than a specified amount and if sufficient funds are available to complete such restoration, (e) if such restoration can be accomplished within a specified time period, (f) if adequate income (including the Condemnation award, rentals and insurance) will be available during the restoration period, (g) if no event of default then exists, and (h) if such restoration and repair is feasible and the related Mortgaged Property will be commercially viable after such restoration. In certain of the Mortgage Loans, the lease between the related borrower and a tenant of all or part of the related Mortgaged Property may require the borrower or the tenant to restore the related Mortgaged Property in the event of a Condemnation and the related Mortgage Loan documents may permit the application of condemnation proceeds to satisfy such requirement.

      Financial Reporting. The Mortgages generally contain covenants which require the related borrower to provide the mortgagee with certain financial reports regarding such borrower's operations at the related Mortgaged Property at least upon an annual basis, and generally also require such reporting upon an interim basis (generally monthly or quarterly) throughout the fiscal year of the borrower. Such reports typically include information about one or more of the following regarding such Mortgaged Property; (a) income and expenses for the period covered by such reports, (b) current tenancy information, and (c) the financial condition of the borrower and/or certain specified principals of the borrower. However, in the case of owner-occupied properties, the borrower typically provides financial information with respect to itself instead of the Mortgaged Property.

      Delinquencies and Modifications. As of the Cut-off Date for each Mortgage Loan, no Mortgage Loan was more than 30 days delinquent in respect of any Monthly Payment, and no Mortgage Loan has been modified in any material manner since its origination in connection with any default or threatened default on the part of the related borrower. Any future modifications would be subject to the conditions and requirements contained in the Pooling and Servicing Agreement.

      Borrower Escrows and Reserve Accounts. In a number of the Mortgage Loans, the related borrower was required, or may under certain circumstances in the future be required, to establish one or more reserve or escrow accounts (such accounts, "Reserve Accounts") for necessary repairs and replacements, tenant improvements and leasing commissions, real estate taxes and assessments, water and sewer charges, insurance premiums, environmental remediation, improvements mandated under the Americans with Disabilities Act of 1990, deferred maintenance and/or scheduled capital improvements or, under certain specified circumstances, reserves for the payment of regularly scheduled payments of principal and/or interest ("Monthly Payments") and other payments due under the related Mortgage Loan. The following table sets forth more detailed information as of ____________, 1998, regarding Mortgage Loans for which a Reserve Account existed on such date.


---------------------------------------------------------------------
             Property    Reserve     Orig.       Curr.     Monthly
 Loan No.      Name     Description Reserve     Reserve    Reserve
---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

The Tax Credit Loans

             Mortgage Loans Loan # , Loan # and Loan # ) representing approximately % of the Initial Pool Balance (the "Section 42 Mortgage Loans"), are secured by Mortgaged Properties believed eligible to receive Tax Credits. The Section 42 Mortgage Loans were originated by ______________. All of the
Section 42 Mortgage Loans were underwritten to a Debt Service Coverage Ratio of not less than [1.15x] and a Loan-to-Value Ratio of not greater than [85%].

      Background. The Tax Reform Act of 1986 eliminated or restricted most of the existing federal tax incentives for the production of rental housing (such as tax-exempt bond financing, accelerated depreciation and deduction of construction period interest) and replaced them with a federal tax credit for qualifying property that was acquired, constructed or rehabilitated after December 31, 1986. The Low Income Housing Tax Credit provisions are set forth in
Section 42 of the Code. The Tax Credit program is administered by the U.S. Treasury Department. The intent of the Tax Credit program is to facilitate, through the tax credit mechanism, the construction or substantial rehabilitation of affordable multifamily housing with the benefits of this indirect subsidy flowing to a targeted tenant profile. All of the Mortgaged Properties relating to the Section 42 Mortgage Loans have been allocated Tax Credits.

      General Rules. Under the Tax Credit provisions, a property owner must comply with the tenant income restrictions and rental restrictions over a minimum 15-year compliance period. In addition, agreements governing the property will normally require an "extended use period" which has the effect of extending the income and rental restrictions for an additional 15 years. However, at any time during the last year of the compliance period or at any time during the extended use period, the property owner may demand that the related state housing finance agency find a buyer for the property who will purchase the property subject to the income and rental restrictions and who will pay enough to both retire any debt on the property and return the owner's equity investment plus cost-of-living adjustments. If the related state housing finance agency cannot find such a purchaser within one year of such demand, the income and rental restrictions cease to apply and rents may be increased to market rates over a three-year period. In return for agreeing to these restrictions, the property owner is entitled to receive a Tax Credit (e.g., a dollar-for-dollar reduction of federal taxes) in each taxable year over a period of 10 years for a qualified low-income project commencing with occupancy by qualified tenants.

      Income Targeting Test. At the time the project is placed in service, the property owner must make an irrevocable election of one of two set-aside rules, either (i) at least 20% of the units must be rented to tenants with incomes of 50% or less of median income, as adjusted for family size (the "20-50" set-aside), or (ii) at least 40% of the units must be rented to tenants with incomes of 60% or less of median income, as adjusted for family size (the "40-60" set-aside). The aggregate number of Tax Credits the owner is entitled to is based upon the percentage of total units made available to qualified tenants. See "--Value of Tax Credits" below.

      The applicable set-aside requirement must be met on an annual basis over the 15-year compliance periods with tenant income each year measured against the income limit applicable for that year. Most owners have elected the 40-60 set-aside rule and designated 100% of the units for tenants that qualify under the income requirements.

      Once qualified, tenant income can rise to 140% of the applicable income limitation for that year without disqualification of the tenant. The provisions allow the income of an existing tenant to exceed the 140% limit without disqualification if the next available rental unit of comparable size is rented (or made available) to a tenant qualifying at 60% of the median income (or 50% for the 20-50 set-aside projects). In practice, there is no income limit for existing tenants who initially met the applicable income requirements in a housing project eligible for Tax Credits (a "Tax Credit Project") for which the owner has elected to rent 100% of the units thereof to qualified tenants. A majority of the Section 42 Mortgage Loans are secured by Mortgaged Properties where the related borrower had elected to rent 100% of the units to qualified tenants.

      Rental Requirements. The Tax Credit provisions require that gross rent for each low-income unit not exceed 30% of the annual HUD median income, adjusted for the household size expected to occupy the particular unit. The gross rental charged for a unit must take into account an allowance for utilities. If utilities are paid by the tenant, then the maximum allowable Tax Credit rent is reduced according to utility allowances, as provided in regulations of the Internal Revenue Service (the "IRS").

      Value of Tax Credits. The number of Tax Credits received by the owner of a qualified project will depend largely on the "qualified basis," which is the portion of the project's "eligible basis" attributable to low-income units. In general, qualified basis is the eligible basis times the percentage of total rental units (up to a maximum of 100%) rented to or made available to qualifying tenants. Eligible basis is essentially project cost (exclusive of land). Qualified basis can change from year to year during the relevant period when tax credits are applicable (the "Tax Credit Period") if owners elect to make more (or fewer) rental units available to qualifying tenants. Accordingly, the number of Tax Credits received from year to year could vary.

      The number of Tax Credits available to the owner of the property each year is equal to the "annual tax credit percentage" times the qualified basis. The annual tax credit percentage available to a particular property is generally determined when the property is placed in service and will not change thereafter. In 1987, the "annual tax credit percentage" for new construction was 9% and the annual tax credit percentage for acquisition of existing buildings was 4%. In subsequent years, the IRS has published monthly factors to compute the annual tax credit percentage for projects placed in service that month. These annual percentages approximate 9% and 4%.

      For example, for a newly-constructed Tax Credit Project, Tax Credits equal to approximately 9% of the project's qualified basis would be available for each year of the Tax Credit Period. Thus, the aggregate number of Tax Credits available over the Tax Credit Period would equal approximately 90% of the project's qualified basis, which for projects which are (and remain) 100% Tax Credit qualified, may approximate almost 90% of the project cost (excluding the cost of land). However, when investors consider the amount of funds they are willing to contribute as limited partners to a partnership which owns a Tax Credit Project, they generally consider (among other factors) the timing of the receipt of Tax Credits (future Tax Credits have lower present values). Accordingly, investor capital contributions for 9% projects generally approximate 45-50% of the aggregate number of Tax Credits allocated to a property.

      Compliance and Recapture of Tax Credits. Tax Credit compliance over the 15-year compliance period is based on whether tenants qualify. This is determined by reviewing tenant income (adjusted for family size) in relation to the HUD median income for the area as described above under "--Income Targeting Test."

      In the event a Tax Credit Project does not maintain compliance with the Tax Credit restrictions on tenant income or rental rates, the owners of the Tax Credit Project may lose the Tax Credits related to the period of the noncompliance and face the partial recapture of previously taken Tax Credits. The loss of Tax Credits, and the possibility of recapture of Tax Credits already taken, may provide significant incentive for project owners to keep the Tax
Credit Project in compliance. Additionally, in many cases, it may be economically prudent for project owners to subsidize poorly performing projects as opposed to permitting a default on a Section 42 Mortgage Loan secured by the Tax Credit Project. As the Tax Credits flow to the owner of the Tax Credit Project, a default on a Section 42 Mortgage Loan that leads to a foreclosure would result in the prior owners losing any future Tax Credits and the potential recapture of a portion of any Tax Credits already taken as discussed in the following paragraph. Additionally, in the event of a foreclosure upon a Tax Credit Project during the Tax Credit Period, the subsequent owner will be entitled to the remaining Tax Credits in the same manner as the original owner of the Tax Credit Project, subject to continued compliance with Section 42 of the Code. Accordingly, the resale value of the Tax Credit Project during such Tax Credit Period may be enhanced by the existence of the Tax Credits. In the event of a foreclosure sale during such period, prospective purchasers may assign a value to the remaining Tax Credits and reflect such value in the price they are willing to pay to acquire the Tax Credit Project. Conventional valuation analysis, such as that based upon net operating income, does not recognize this value. Thus, the true value may be understated. However, the actual value assigned by prospective purchasers to the Tax Credits will depend on the remaining term of the Tax Credit Period, the prevailing market for Tax Credit properties and other economic factors, and no assurance can be given that the existence of Tax Credits will generate any increase in the value of the related Mortgaged Properties. All the Section 42 Mortgage Loans are secured by liens on related Mortgaged Properties which have been allocated Tax Credits.

      Under certain circumstances, a property owner is subject to the recapture of the "accelerated portions" of any Tax Credit previously taken, plus interest. Because the Tax Credits are taken over a 10-year period while the Section 42 compliance period is 15 years, one-third of the Tax Credit taken in years 1 through 10 is considered "accelerated" and is subject to recapture. If the non-compliance events occur in years 11 through 15, the total accelerated portion (which equals one-third of the total Tax Credits taken) is reduced pro rata each subsequent year. Additionally, if a project as a whole fails to meet the minimum requirements (e.g., the 20-50 or 40-60 set-aside, whichever is elected), there is recapture of 100% of the accelerated portion of the Tax Credits taken in each preceding year. Recapture does not occur if noncompliance is corrected within a "reasonable period," as determined under the Code.

      In substantially all cases, the Tax Credits were allocated to the Mortgaged Properties securing the Section 42 Mortgage Loans based upon most of the units therein being held available or occupied by individuals whose income is 60% or less of the area median gross income for the area in which the related Mortgaged Properties is located. Under Section 42 of the Code, the rent that can be charged for the qualified units must be restricted on the basis of unit size (or number of occupants in pre-1990 properties) and area median income. In addition, to avoid a recapture of a portion of the Tax Credits previously taken by a borrower, the Mortgaged Properties securing the Section 42 Mortgage Loans must meet the income and rental requirements for at least 15 years.

      __________ received,  with respect to each Mortgaged Property securing the
Section 42 Mortgage Loans, evidence as to (i) the number of Tax Credits, (ii) the "eligible basis," (iii) the "qualified basis," (iv) the "date placed in service," and (v) compliance with the Tax Credit regulations to date. As part of the documents related to the origination of each Mortgage Loan, the Originator also received a copy of the Tax Credit agreement with the applicable state or local housing finance agency.

Certain Characteristics of the Mortgage Pool

      Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Principal Balances that are substantially higher than the average Cut-off Date Principal Balance. The largest single Mortgage Loan (Loan #___) has a Cut-off Date Principal Balance that represents approximately % of the Initial Pool Balance. The five largest individual Mortgage Loans have Cut-off Date Principal Balances that represent in the aggregate approximately % of the Initial Pool Balance.

     The Mortgage Pool consists of ___ Mortgage Loans to ___ separate borrowers. ________ of the Mortgage Loans were made to a borrower which was also the borrower in one or more of the other Mortgage Loans. ____ of the Mortgage Loans were made to borrowers that are affiliated with the borrower of another Mortgage Loan. However, no set of Mortgage Loans made to a single borrower or to a single group of affiliated borrowers constitutes more than approximately __% of the Initial Pool Balance. _____ Mortgage Loans (representing approximately __% of the Initial Pool Balance) are cross-collateralized and cross-defaulted with one or more other Mortgage Loans to the related borrower or to a related affiliated borrower. See "--Limitations on Enforceability of Cross-Collateralization" herein. The following table sets forth more detailed information regarding Mortgage Loans made to a single borrower or to a single group of affiliated borrowers. The column entitled "%" in such table sets forth the approximate percentage of the Initial Pool Balance represented by each identified group of Mortgage Loans.

                                     Relationship      Cross-Collateralized
Loan Numbers             %           of Borrowers      and Cross-Defaulted
------------             -           ------------      --------------------





      Environmental Risks. Except as discussed below, (a) environmental site assessments with respect to the Mortgaged Properties generally were obtained either by (i) the Originator within 12 months of the respective origination dates of the Mortgage Loans or (ii) the applicable Mortgage Loan Seller within 12 months of the respective dates such Mortgage Loans were acquired by such Mortgage Loan Seller and (b) the Mortgaged Properties have been subject to environmental site assessments within 24 months preceding the Cut-off Date.

      Other than as described below, the environmental site assessments did not reveal the existence of conditions or circumstances respecting the Mortgaged Properties securing any Mortgage Loan that would constitute or result in a material violation of applicable environmental law, impose a material constraint on the operation of such Mortgaged Properties, require any material change in the use thereof, require any material clean-up, remedial action or other response with respect to hazardous materials on or affecting such Mortgaged Properties under any applicable environmental law, with the exception of conditions or circumstances (a) that such assessments indicated could be cleaned up, remediated or brought into compliance with applicable environmental law by the taking of certain actions and (b) either for which (i) a hold-back or other escrow of funds in an amount not less than the cost of taking such clean-up, remediation or compliance actions as estimated in such assessments has been created, (ii) an environmental insurance policy in an amount satisfactory to the Originator has been obtained by the related borrower or an indemnity for such costs has been obtained from a potentially culpable party or (iii) such clean up, remediation or compliance actions have been completed in compliance with applicable environmental law prior to the closing of such Mortgage Loan. [Describe any known environmental issues.]

      Investors should understand that the results of the environmental site assessments do not constitute an assurance or guaranty by the Underwriter, the Depositor, the Originators, the Mortgage Loan Seller, the borrowers, any environmental consultants or any other person as to the absence or extent of the existence of any environmental condition on the Mortgaged Properties that could result in environmental liability. Given the scope of the environmental site assessments, an environmental condition that affects a Mortgaged Property may not be discovered or its severity revealed during the course of the assessment. Further, no assurance can be given that future changes in applicable environmental laws, the development or discovery of presently unknown environmental conditions at the Mortgaged Properties or the deterioration of existing conditions will not require material expenses for remediation or other material liabilities.

      Other Financing. The related Mortgage Loan documents generally prohibit subordinate financing without the mortgagee's prior consent. With respect to __ of the Mortgage Loans, representing approximately ____% of the Initial Pool Balance, the related Mortgage Loan documents allow the borrower, under certain specified circumstances, to either maintain an existing subordinate mortgage encumbering the related Mortgaged Properties, or to grant such a subordinate mortgage in the future. Generally, prior to any such subordinate mortgage being allowed, certain conditions specified in the related Mortgage Loan documents must be satisfied. Such conditions may include one or more of the following: (a) the purpose, amount, term and amortization period of the proposed subordinate debt, together with the identity of the subordinate lender and the terms of the subordinate loan documents, must be acceptable to the senior mortgagee; (b) pursuant to either the specific terms of the subordinate mortgage or a separate recorded agreement obtained from such subordinate lender, the subordinate mortgage must be unconditionally subordinated to the related Mortgage Loan documents, and the subordinate lender is also typically prohibited from exercising any remedies against the borrower without the senior mortgagee's consent and from receiving any payments on such subordinate debt if, for the immediately prior 12 months, either (i) the aggregate debt service coverage ratio for such Mortgage Loan and such subordinate debt is less than a specified ratio, or (ii) the aggregate loan to value ratio for such Mortgage Loan and such subordinate debt is greater than a specified ratio; (c) the subordinate debt must be non-recourse; and (d) acceptable economic conditions regarding the related Mortgaged Property must exist as of the effective date of such subordinate financing, typically including (i) an aggregate debt service coverage ratio for such Mortgage Loan and such subordinate debt equal to or exceeding a specified ratio, and/or (ii) an aggregate loan to value ratio for such Mortgage Loan and such subordinate debt of less than a specified ratio.

      Zoning Compliance. The Originator generally received assurances that all of the improvements located upon each respective Mortgaged Property complied with all Zoning Laws in all respects material to the continued use of the related Mortgaged Property, or that such improvements qualified as permitted non-conforming uses.

      [Property Tax Abatement. Mortgaged Properties (representing approximately % of the Initial Pool Balance) are currently exempt from real property taxes in an amount equal to the percentage portion of the related Mortgaged Property which is rented to lower income households; provided, however, that in order for such exemption to continue, the related Mortgaged Property must be: (a) owned and operated by a religious, hospital, scientific or charitable fund, foundation or corporation (including a limited partnership in which the managing general partner is an eligible nonprofit organization) which is eligible for and receives Tax Credits pursuant to Section 42 of the Code; (b) used exclusively for rental housing and related facilities; and (c) 20% or more occupied by tenants which qualify as "low income households" and whose rent does not exceed a statutorily prescribed rate.]

      Limitations on Enforceability of Cross-Collateralization. of the Mortgage Loans (the "Cross-Collateralized Loans"), each of which was made to a borrower that is affiliated with the borrower under another Mortgage Loan or is the borrower under another Mortgage Loan, are cross-collateralized and cross-defaulted with one or more related Cross-Collateralized Loans. This arrangement is designed to reduce the risk that the inability of an individual Mortgaged Property securing a Cross-Collateralized Loan to generate net operating income sufficient to pay debt service thereon will result in defaults (and ultimately losses). The arrangement is based on the belief that the risk of default is reduced by making the collateral pledged to secure each related Cross-Collateralized Loan available to support debt service on, and principal repayment of, the aggregate indebtedness evidenced by the related Cross-Collateralized Loans. See "--Concentration of the Mortgage Loans and Borrowers" herein for more information regarding the Cross-Collateralized Loans.

      Tenant Matters. Certain additional information regarding Major Tenants is set forth in "Annex A" herein. Generally, Major Tenants do not have investment-grade credit ratings. Many Major Tenants occupy their respective leased premises pursuant to leases which require them to pay all applicable real property taxes, maintain insurance over the improvements thereon and maintain the physical condition of such improvements.

      Other Information. The following tables and "Annex A" set forth certain information with respect to the Mortgage Loans and the Mortgaged Properties, which was primarily derived from financial statements supplied by each borrower for its related Mortgaged Property. The financial statements supplied by the borrowers in most cases are unaudited and were not prepared in accordance with generally accepted accounting principles. "Net Operating Income" and "Cash Flow" do not represent the net operating income and cash flow reflected on the borrowers' financial statements. The differences between "Net Operating Income" and "Cash Flow" determined by the Mortgage Loan Seller and net operating income and cash flow reflected on the borrowers' financial statements represent the adjustments made by the Mortgage Loan Seller described below, which adjustments generally were intended to increase the level of consistency between the financial statements provided by the borrowers. However, such adjustments were subjective in nature and were not made in a uniform manner nor in accordance with generally accepted accounting principles. "Underwritten NOI" and "Underwritten Cash Flow" are pro forma numbers prepared by the Mortgage Loan Seller to reflect their assessment of the market based performance of the related Mortgaged Property. Neither the Depositor nor the Underwriter have made any attempt to verify the accuracy of the financial statements supplied by the borrowers or the accuracy or appropriateness of the adjustments discussed below that were made by the Mortgage Loan Seller to determine "Net Operating Income," "Cash Flow," "Underwritten NOI" and "Underwritten Cash Flow."

      The numbers representing "Net Operating Income," "Cash Flow," "Underwritten NOI" and "Underwritten Cash Flow" are not a substitute for or an improvement upon, net income as determined in accordance with generally accepted accounting principles as a measure of the results of a Mortgaged Property's operations or a substitute for cash flows from operating activities determined in accordance with generally accepted accounting principles as a measure of liquidity.

No representation is made as to the future net cash flow of the properties,  nor
are  the  "Net   Operating   Income,"  "Cash  Flow,"   "Underwritten   NOI"  and
"Underwritten Cash Flow" set
forth herein intended to represent such future net cash flow.

      All of the Mortgaged Properties were appraised at the request of the Originator of the related Mortgage Loan by a state certified appraiser or an appraiser belonging to the Appraisal Institute. The purpose of each appraisal was to provide an opinion of the fair market value of the related Mortgaged Property. None of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, the Underwriter, the Trustee or the Fiscal Agent or any other entity has prepared or obtained a separate independent appraisal or reappraisal, unless such person was the Originator of the related Mortgage Loan. There can be no assurance that another appraiser would have arrived at the same opinion of value. No representation is made that any Appraised Value would approximate either the value that would be determined in a current appraisal of the related Mortgage Property or the amount that would be realized upon a sale. Accordingly, investors should not place undue reliance on the Loan-to-Value Ratios set forth herein.

      Debt service coverage ratios are used by lenders of loans secured by income producing property to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after payment of operating expenses) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property is not expected to have a stable operating cash flow (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents, may be difficult to replace, or both) a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. In addition, a debt service coverage ratio may not adequately reflect the significant amounts of cash that a property owner may be required to expend to pay for capital improvements, and for tenant improvements and leasing commissions when expiring leases are replaced. For the reasons discussed above, the Debt Service Coverage Ratios presented herein are limited in their usefulness in predicting the future ability of a Mortgaged Property to generate sufficient cash flow to repay the related Mortgage Loan. Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage Ratios accurately reflect that ability.

      For purposes of the tables and "Annex A":

      (1) "Net Operating Income" or "NOI" is revenue derived from the use and operation of the Mortgaged Property (consisting primarily of rental income) less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance) and less fixed expenses (such as insurance and real estate taxes). NOI generally does not reflect capital expenditures, replacement reserves, interest expense, income taxes and non-cash items such as depreciation or amortization. The Mortgage Loan Seller adjusted items of revenue and expense shown on the borrower financial statements in order to reflect the historical operating results for a Mortgaged Property on a normalized basis (e.g., adjusting for the payment of two years of real estate taxes in a single year). Revenue was generally adjusted to eliminate items not related to the operation of the Mortgaged Property, to eliminate security deposits and to eliminate non-recurring items. Expense was generally adjusted to eliminate distributions to owners, items of expense not related to the operation of the Mortgaged Property, non-recurring items, such as capital expenditures, and refunds of security deposits. The Mortgage Loan Seller made the adjustments based upon their review of the borrowers' financial statements, their experience in originating loans and, in some cases, conversations with borrowers. The adjustments were subjective in nature and were not uniform for each Mortgaged Property.

      (2) "Cash Flow" means, with respect to any Mortgage Loan, the NOI for the related Mortgaged Property decreased by tenant improvements, leasing commissions and other non-recurring expenditures, as appropriate.

      (3) "Underwritten NOI" means, with respect to any Mortgage Loan, the NOI for the related Mortgage Property as determined by the applicable Mortgage Loan Seller in accordance with its underwriting guidelines for similar properties. Although there are differences in the underwriting guidelines of the Mortgage Loan Seller, the nature and types of adjustments made by each of them were generally the same. Revenue generally is calculated as follows. Rental revenue is calculated using the lower of actual or market rental rates, with a vacancy rate equal to the higher of the Mortgaged Property's historical rate, the market rate or an assumed vacancy rate. Other revenues, such as parking fees, are included only if sustainable. Certain revenues, such as application fees and lease termination fees, are not included. Operating and fixed expenses generally are adjusted to reflect the higher of the Mortgaged Property's average expenses or a midrange industry norm for expenses on similar properties in similar locations (generally adjusted upward to account for inflation), a market rate management fee and an annual reserve for replacement of capital items.

      (4) "Underwritten Cash Flow" means, with respect to any Mortgage Loan, the Underwritten NOI for such Mortgage Loan decreased by an amount that the applicable Mortgage Loan Seller has determined to be an appropriate allowance for average annual tenant improvements and leasing commissions based upon their respective underwriting guidelines.

      (5) "Appraised Value" means, for each of the Mortgaged Properties, the appraised value of such property as determined by an appraisal thereof made not more than nine months prior to the origination date of the related Mortgage Loan and reviewed by the Originator of such Mortgage Loan.

      (6) "Annual Debt Service" means, for any Mortgage Loan, the current annual debt service (including interest allocable to payment of the Servicing Fee and principal) payable with respect to such Mortgage Loan during the 12-month period commencing on the Cut-off Date (assuming no principal prepayments occur).

      (7) "Debt Service Coverage Ratio," "Underwritten DSCR" or "DSCR" means, with respect to any Mortgage Loan, (a) the Underwritten Cash Flow for the related Mortgaged Property divided by (b) the Annual Debt Service for such Mortgage Loan.

      (8) "Loan-to-Value Ratio," "Appraised LTV" or "LTV" means, with respect to any Mortgage Loan, the principal balance of such Mortgage Loan as of the Cut-off Date divided by the Appraised Value of the Mortgaged Property securing such Mortgage Loan.

      (9) "Balloon LTV" for any Mortgage Loan is calculated in the same manner as LTV, except that the Balloon Amount is used instead of the Cut-off Date principal balance.

      (10) "Balloon Amount" or "Balloon Balance" for each Mortgage Loan is equal to the principal amount, if any, due at maturity, taking into account scheduled amortization, assuming no prepayments or defaults.

      (11) "Occupancy Rate" means the percentage of gross leasable area, rooms, units, beds, pads or sites of a Mortgaged Property that are leased or occupied. Occupancy Rates are calculated based upon the most recent rent information received by the applicable Mortgage Loan Seller.

      (12) "Property Age" means, with respect to the related Mortgaged Property (or Mortgaged Properties), the difference between the Cut-off Date year (1998) and the year in which the oldest Mortgaged Property securing a Mortgage Loan was initially constructed.

      (13) "Effective Age" means, with respect to the related Mortgaged Property (or Mortgaged Properties), the difference between the Cut-off Date year (1998) and the more recent of the year in which the oldest Mortgaged Property securing a Mortgage Loan was either initially constructed or renovated.

      (14) "Remaining Term to Maturity" generally means the number of months remaining from the Cut-off Date until the maturity of a mortgage loan. The method for calculating the "Remaining Term to Maturity" for any Mortgage Loan is determined by subtracting (a) the number of Due Dates from and including the first payment date to and including the Cut-off Date from (b) the number of Due Dates from and including the first payment date to and including the original scheduled maturity date for such Mortgage Loan.

      (15) "Remaining Amortization Term" for any Mortgage Loan is calculated as the original amortization term of the related Mortgaged Loan (based upon such Mortgage Loan's original balance, interest rate and monthly payment) less the number of Due Dates from and including the first payment date to and including the Cut-off Date.

      (16) The "Year Renovated" is based upon information contained in an appraisal or engineering report of the related Mortgaged Property or other written evidence provided by the borrower.

      (17) The "Occupancy Percentage" and "Occupancy Date" for each Mortgage Loan are based upon rent information received by the applicable Mortgage Loan Seller from the related borrower.

      (18) All calculations of any applicable Lockout Period, Yield Maintenance Period or Prepayment Premium for a Mortgage Loan are determined based upon such Mortgage Loan's first scheduled payment date.

      (19) "Weighted Average Maturity" means the weighted average of the Remaining Terms to Maturity of the Mortgage Loans.

      (20) Due to rounding, percentages may not add to 100% and amounts may not add to the indicated total.

      [(21) Mortgage Loans with an "*" under Original Note Date were not closed as of _______________, 1998. Accordingly, certain terms of such Mortgage Loans set forth on Annex A may be subject to change.]


                                                           Range of Cut-off Date Principal Balances


 Range of Cut-     Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
  Off Balances    Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
                   Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate










                                                        Geographic Distribution of Mortgaged Properties


    Property       Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
    Location      Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
                   Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate








                                                                        Range of DSCRs


     Range         Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
       of         Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
    DSCR(x)        Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate





                                                                         Range of LTVs


    Range of       Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
      LTV         Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
                   Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate






                                                                 Types of Mortgaged Properties




    Property       Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
      Type        Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
                   Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate







                                                                    Range of Maturity Years


Year of Maturity   Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
                  Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
                   Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate






                                                                   Range of Mortgage Rates


    Range of       Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
 Mortgage Rates   Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
                   Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate






                                                      Range of Remaining Term of Amortization (in Months)



    Range of       Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
   Remaining      Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
     Amount        Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
  (in Months)       Balance       Principal                                     Rate





                                                               Range of Property Age (in Years)


    Range of       Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
  Property Age    Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
   (in Years)      Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate





                                                          Range of Effective Property Age (in Years)


    Range of       Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
   Effective      Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
  Property Age     Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
   (in Years)       Balance       Principal                                     Rate







                                                                Range of Loan Origination Years


    Year of        Aggregate       Pct by        Number of      Percent       Weighted       Weighted      Weighted
  Origination     Cut-off Date    Aggregate      Mortgage          by          Average       Average        Average
                   Principal    Cut-off Date       Loans         Number       Mortgage         DSCR        Maturity
                    Balance       Principal                                     Rate





Changes in Mortgage Pool Characteristics

      The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the close of business on the Cut-off Date, as adjusted for scheduled principal payments due on the Mortgage Loans on or before the Cut-off Date. Prior to the issuance of the Certificates, one or more Mortgage Loans may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Certificates, unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. Accordingly, the range of Mortgage Rates and maturities, as well as the other characteristics of the Mortgage Loans constituting the Mortgage Pool at the time the Certificates are issued may vary from those described herein.

      A Current Report on Form 8-K (the "Form 8-K") will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within 15 days after the initial issuance of the Certificates. The Form 8-K will be available to the Certificateholders promptly after its filing. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

Representations and Warranties; Repurchase

      In the Pooling and Servicing Agreement, the Depositor will assign to the Trustee for the benefit of Certificateholders certain representations and warranties made by the Mortgage Loan Seller in the applicable Mortgage Loan Purchase Agreement. In the applicable Mortgage Loan Purchase Agreement, the Mortgage Loan Seller will represent and warrant (with respect only to the Mortgage Loan Seller Mortgage Loans and subject to certain specified exceptions, including, without limitation, those exceptions described below), in favor of the Depositor as of the Loan Purchase Closing Date or such other date specified in the related representation or warranty, among other things, substantially as set forth below:

      (1) The information set forth in the Mortgage Loan Schedule attached thereto is true, complete and correct in all material respects.

      (2) All payments required to be made under the terms of the Mortgage Loan (inclusive of any applicable grace or cure period) have been made, and no delinquency in excess of 30 days beyond the applicable Due Date has occurred within the last twelve months.

      (3) As of the date of its origination, each Mortgage Loan either complied with, or was exempt from, applicable state or federal laws, regulations and requirements pertaining to usury, and to the best of the Mortgage Loan Seller's knowledge, the related Originator complied in all material respects with all other federal, state or local laws applicable to its origination.

      (4) The proceeds of such Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder.

      (5) Each related Mortgage Loan document is the legal, valid and binding obligation of the related borrower or other party executing such Mortgage Loan document, enforceable in accordance with its terms, there is no valid offset, defense or counterclaim to any Mortgage Loan, and to the Mortgage Loan Seller's knowledge, no default, breach, violation or event of acceleration exists under the related Mortgage or the related Note.

      (6) The Mortgage Loan Seller is the sole owner and holder of such Mortgage Loan, has full right and authority to sell and assign such Mortgage Loan, and the Mortgage Loan Seller's execution and delivery of an assignment of the related Mortgage and endorsement and delivery of the related Note validly conveys all of its right, title and interest in such Mortgage Loan free and clear of encumbrances of any nature.

      (7) The related Mortgage Loan documents create a valid first lien on the related Mortgaged Property (not including personal property) and a valid first priority assignment of all leases of the related Mortgaged Property, subject only to (A) the lien of current real estate taxes and special assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) senior leases and subleases pertaining to such Mortgaged Property, and (D) other matters (excepting any mechanics' and materialmen's liens or liens in the nature thereof) to which like properties are commonly subject (all of the foregoing collectively the "Permitted Encumbrances"). Uniform Commercial Code financing statements have been filed or recorded (or sent for filing or recording) as necessary to perfect the Mortgage Loan Seller's security interest in personal property constituting a part of the Mortgaged Property and in which a security interest can be perfected by the filing of such financing statements.

      (8) To the Mortgage Loan Seller's knowledge, the related Mortgage and the related Note have not been materially impaired, waived, modified, satisfied, canceled or subordinated, and neither the related Mortgaged Property nor the related borrower has been released from such Mortgage in any manner which would materially impair the security provided by such Mortgage.

      (9) The Mortgage Loan Seller has not, directly or indirectly, advanced funds to, or, to the Mortgage Loan Seller's knowledge, received any payment of any amount required under the related Note or the related Mortgage from a person other than the related borrower.

      (10) To the Mortgage Loan Seller's knowledge, there are no condemnation proceedings pending or threatened with respect to any Mortgaged Property which would materially and adversely affect the value of such Mortgaged Property, and no Mortgaged Property has been materially damaged.

      (11) The related Mortgage is insured by a title insurance policy or will be insured pursuant to a pro forma or specimen policy or a "marked-up" title insurance commitment issued in connection with the closing of such Mortgage Loan (a "Title Policy") in an amount not less than the stated principal amount of such Mortgage Loan to be a valid first lien on the related Mortgaged Property (not including personal property or fixtures), subject only to Permitted Encumbrances. Such Title Policy contains only those exceptions for encroachments, boundary and other survey matters and for easements not shown by the public records as are customarily accepted by prudent commercial mortgage lenders in the related jurisdiction. No material encroachments exist with respect to the related Mortgaged Property. No claims have been made by the Mortgage Loan Seller under such Title Policy, and to the Mortgage Loan Seller's knowledge, the coverage of such Title Policy has not been materially impaired.

      (12) Each Mortgaged Property is insured by a fire and extended perils insurance policy, a business interruption or rental continuation insurance policy, a comprehensive general liability policy and, if any material improvement on such Mortgaged Property is located in a designated special flood hazard area, a flood insurance policy.

      (13) Based upon a survey, the Title Policy and other documents contained in the related Mortgage File, at the time of origination of each Mortgage Loan, the related borrower had sufficient rights with respect to amenities and ingress and egress identified in an appraisal of the related Mortgaged Property as being critical to the appraised value thereof, and adequate utility services were available at such

Mortgaged Property, none of which is subject to revocation as a result of a foreclosure or a change in ownership of an adjacent property.

      (14) With respect to each Mortgage Loan secured in whole or in part by a leasehold interest in the related Mortgaged Property, other than a mortgage loan also secured by a fee interest in the same Mortgaged Property:

      (A) to the Mortgage Loan Seller's knowledge, the lease creating such leasehold interest is in full force and effect, without any existing defaults and unmodified in any material manner except pursuant to written instruments contained in the Mortgage File, such lease or a memorandum thereof has been recorded, and the effective term of such lease extends not less than 10 years beyond the expiration of the amortization period of the related Mortgage Loan;

      (B) the related borrower is permitted to mortgage and sublease its leasehold interest, and except as may be indicated in the related Title Policy, the related Mortgage is a first priority lien over such leasehold interest;

      (C) the mortgaged leasehold interest may be transferred in a foreclosure of the related Mortgage or a conveyance in lieu thereof, and thereafter may be transferred, upon notice to, but without the consent of, the related lessor (or, if any such consent is required, either (1) it has been previously obtained or
(2) it is not to be unreasonably withheld) provided that such lease has not been terminated and all amounts owed thereunder have been paid;

      (D) the related lessor has agreed, in writing: (1) to provide the mortgagee with a notice of any default by the related borrower under such lease, and a cure period equal to the time provided to such lessee under such lease; and (2) that such Ground Lease may not be modified or terminated without the mortgagee's consent; and

      (E) The related Mortgage Loan documents and such lease provide that any insurance or condemnation proceeds with respect to a partial loss or taking of the related Mortgaged Property will be applied to the restoration of such Mortgaged Property or to the related Mortgage Loan.

      (15) With respect to each Mortgage Loan secured by both a leasehold and a fee interest in all or a portion of the related Mortgaged Property, such related fee interest is subordinate to the lien of the related Mortgage and, except as approved by the related Originator or the Mortgage Loan Seller, any right of the related fee owner to cure a default by the borrower under the related Mortgage is limited to no more than a (A) 30 day period, after notice is given to such fee owner, to cure monetary defaults, and (B) 60 day period, after such notice, to cure other defaults or, alternatively, to commence proceedings to recover possession of such Mortgaged Property plus a reasonable cure period after recovery of possession if such proceedings are pursued in good faith and with due diligence.

      (16) The related Mortgaged Property is not collateral or security for the payment or performance of any obligations owed to the Mortgage Loan Seller other than one or more of the Mortgage Loans, and to the Mortgage Loan Seller's knowledge, any obligations owed to any other person except for (a) security interests in personal property and fixtures, (b) Loan # , Loan # , Loan # , Loan # and Loan # (each of which permits subordinate financing under the limited circumstances set forth in the related Mortgage Loan documents),and (c) Loan # and Loan # (in which each related Mortgaged Property is subject to an installment contract which is subject and subordinate to the related Mortgage
Loan).

      (17) Each Mortgage Loan is a "qualified mortgage" for purposes of Section 860G of the Code.

      (18) A Phase I Environmental Report and, if recommended by the Phase I Environmental Report, a Phase II Environmental Report were obtained with respect to the related Mortgaged Property, and, such Environmental Report(s) did not indicate the existence of conditions which would constitute a material violation of applicable environmental law or require clean-up or other remedial action with respect to hazardous materials with the exception of conditions which could be brought into compliance with applicable environmental law or remediated by the taking of certain actions for which a sufficient escrow of funds has been established, an environmental insurance policy or an indemnity for costs has been obtained or such compliance actions or remediation was completed prior to origination of such Mortgage Loan. Other than with respect to any conditions identified in such Environmental Report(s), the Mortgage Loan Seller is without knowledge of any significant failure of the related Mortgaged Property to comply with applicable environmental law or any actual or threatened significant release of hazardous materials in respect of such Mortgaged Property in violation of applicable environmental law.

      (19) To the best of the Mortgage Loan Seller's knowledge, the related Mortgaged Property complies, in all material respects, with all laws and regulations pertaining to the zoning, use and occupancy thereof (excluding applicable environmental laws which are addressed in (18) above) and all applicable insurance requirements, except such non-compliance (A) which does not materially and adversely affect the value or intended use of such Mortgaged Property, (B) which was specifically included in the determination of such Mortgaged Property's Appraised Value, or (C) for which a Reserve Account has been established to pay the estimated costs to correct such non-compliance.

      (20) The related Mortgage Loan documents provide for recourse against the related borrower for damages sustained in connection with fraud, intentional misrepresentations or misappropriation of tenant security deposits or rent. The related Mortgage Loan documents contain an indemnity from the related borrower for damages resulting from violations of applicable environmental laws.

      (21) The Reserve Account, if any, with respect to each Mortgage Loan contains all amounts required by the terms of the Mortgage Loan documents (inclusive of any applicable grace or cure period) to be on deposit therein as of such date, and all such amounts are being transferred to the Depositor as of such date.

      (22) For each Mortgage that is a deed of trust or trust deed, a duly qualified trustee either (A) has been designated or (B) may be substituted for the currently designated trustee in accordance with applicable law.

      (23) Such Mortgage Loan is a whole loan, and the related Mortgage Loan documents do not provide for any (A) equity participation by the Mortgage Loan Seller, (B) negative amortization or (C) contingent interest based upon the cash flow of the related Mortgaged Property. The Mortgage Loan Seller has no ownership interest in such Mortgaged Property or the related borrower.

      (24) Based upon applicable laws, rules and regulations, no tax, governmental assessment or any installment thereof affecting such Mortgaged Property (excluding any related personal property) due and owing and which might give rise to a lien superior to the related Mortgage, has become delinquent such that (A) such taxing authority may commence proceedings to collect such tax, assessment or installment or (B) any interest or penalties have commenced to accrue thereon.

      (25) The related Note and Mortgage contain customary and enforceable provisions adequate for the practical realization by the holder thereof of its remedies against the related Mortgaged Property, including, as applicable, judicial or non-judicial foreclosure.

      (26) A tenant estoppel was obtained from all tenants whose leases covered more than 10% (20% for any such Mortgage Loan with an original principal balance less than or equal to $2,500,000) of the net leasable area of the related Mortgaged Property, and based upon such estoppel, no defaults with respect to any such lease existed as of the date of such estoppel. To the Mortgage Loan Seller's knowledge, no default or condition which, but for the passage of time or the giving of notice, or both, would result in such a default, exists with respect to such leases.

      (27) The related Mortgage Loan documents contain: (A) a representation, warranty or covenant that the related borrower will not use, cause, or permit any hazardous materials to exist on, the related Mortgaged Property in violation of Environmental Law or (B) an indemnity with respect to any such violation in favor of the mortgagee.

      (28) The related Mortgaged Property has been inspected on behalf of the related Originator or Mortgage Loan Seller within the last 12 months.

      (29) The related Mortgage contains a provision for acceleration of the Mortgage Loan if the related borrower encumbers the related Mortgaged Property without the prior written consent of the mortgagee thereunder.

      (30) No Mortgage Loan or group of Mortgage Loans made to a borrower or to affiliated borrowers accounted for more than 5% of the Initial Pool Balance.

      Each of such representations and warranties, to the extent related to the enforceability of any document or as to offsets, defenses, counterclaims or rights of rescission, is qualified to the extent that: (1) enforcement may be limited (A) by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, (B) by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (C) by any applicable anti-deficiency law or statute; and (2) such document may contain certain provisions which may be unenforceable in accordance with their terms, in whole or in part.

      The Pooling and Servicing Agreement will require that the custodian, the Master Servicer, the Special Servicer or the Trustee notify the Mortgage Loan Seller upon its becoming aware (i) of any breach of certain representations or warranties made by the Mortgage Loan Seller in the applicable Mortgage Loan Purchase Agreement, or (ii) that any document required to be included in the Mortgage File does not conform to the requirements of the Pooling and Servicing Agreement, which in the case of any such defect or breach materially and adversely affects the interests of the Certificateholders. The applicable Mortgage Loan Purchase Agreement provides that, if such breach is not cured within 85 days after notice of such breach from the custodian, the Master Servicer, the Special Servicer or the Trustee, the Mortgage Loan Seller will either (1) repurchase such Mortgage Loan at its outstanding principal balance, plus unpaid accrued interest at the applicable rate (in absence of a default) to, but not including, the date of repurchase, the amount of any unreimbursed Property Advances relating to such Mortgage Loan, accrued interest on Advances (including P&I Advances) at the Advance Rate, the amount of any unpaid servicing compensation (other than Servicing Fees) and Trust Fund expenses allocable to such Mortgage Loan and the amount of any expenses reasonably incurred by the Master Servicer, the Special Servicer or the Trustee in respect of such repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation (such price, the "Repurchase Price") or (2) substitute a Qualified Substitute Mortgage Loan (as defined in the Pooling and Servicing Agreement) for such Mortgage Loan, provided, however, if such defect or breach cannot be cured within such 85-day period, so long as the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such breach, such 85-day period will be extended for an additional 90 days; provided, further, that no such extension will be applicable unless the Mortgage Loan Seller delivers to the Depositor (or its successor in interest) an officer's certificate (i) describing the measures being taken to cure such breach and (ii) stating that the Mortgage Loan Seller believes such breach will be cured within such 90 days. Without limiting the generality of the provisions described above, if a Mortgage Loan fails to constitute a "qualified mortgage" within the meaning of the REMIC provisions of the Code by reason of the breach of a representation, warranty or covenant or by reason of missing or defective documentation, then no extension of the 85-day period in the preceding sentence will apply.

      Any Qualified Substitute Mortgage Loan substituted for a defective Mortgage Loan, among other things, is required to comply as of the date of substitution with all of the representations and warranties set forth in the third preceding paragraph, and shall not result in the withdrawal, downgrade or qualification of the rating assigned by the Rating Agencies to any Class of Certificates.

      The obligations of the Mortgage Loan Seller to substitute, repurchase or cure constitute the sole remedies available to the Trustee for the benefit of the holders of Certificates for a breach of a representation or warranty with regard to a Mortgage Loan by the Mortgage Loan Seller. Other than as specifically described in the preceding paragraph, neither the Mortgage Loan Seller, the Special Servicer, the Master Servicer (unless the Mortgage Loan Seller is the Master Servicer and is otherwise obligated as described herein) nor the Depositor will be obligated to purchase a Mortgage Loan if the Mortgage Loan Seller defaults on its respective obligation to substitute, repurchase or cure, and no assurance can be given that the Mortgage Loan Seller will fulfill its obligations. If such obligations are not met, as to a Mortgage Loan that is not a "qualified mortgage," REMIC I and REMIC II may be disqualified.

                                 MIDLAND LOAN SERVICES, INC.

      Midland Loan Services, L.P., was organized under the laws of the State of Missouri in 1992 as a limited partnership. On April 3, 1998, substantially all of the assets of Midland Loan Services, L.P., were acquired by Midland Loan Services, Inc. ("Midland"), a newly formed, wholly owned subsidiary of PNC Bank, National Association. Midland is a real estate financial services company that provides loan servicing and asset management for large pools of commercial and multifamily real estate assets and that originates commercial real estate loans. Midland's address is 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105. Midland will serve as the Master Servicer and the Special Servicer for the Trust Fund under the Pooling and Servicing Agreement. In addition, Midland (or its predecessor in interest, Midland Loan Services, L.P.) is the Originator and Mortgage Loan Seller with respect to ___ of the Mortgage Loans.

      As of _____________, 1998, Midland was responsible for the servicing of approximately _________ commercial and multifamily loans with an aggregate principal balance of approximately $________ billion, the collateral for which is located in all 50 states, Puerto Rico and the District of Columbia. With respect to such loans, approximately __________ loans with an aggregate principal balance of approximately $____ billion pertain to commercial and multifamily mortgage-backed securities. Property type concentrations within the portfolio include multifamily, office, retail, hotel/motel and other types of income producing properties. Midland also provides commercial loan servicing for newly-originated loans and loans acquired in the secondary market on behalf of issuers of commercial and multifamily mortgage-backed securities, financial institutions and private investors.

      Midland provides asset management and disposition services for commercial and multifamily mortgage-backed securities transactions, private investors and the Resolution Trust Corporation. As of ____________, 1998, Midland or its predecessor in interest, Midland Loan Services, L.P. have provided such services for a portfolio of approximately _____ assets with book values of $_____ billion. Midland and its affiliates have liquidated, disposed of or otherwise resolved approximately _____ assets with book values of approximately $_____ billion.

      Since 1998, Midland has been originating commercial and multifamily mortgage loans for the purpose of disposing of such mortgage loans in securitization transactions such as this offering. As of __________, 1998, Midland has originated or issued commitments for _____ commercial and multifamily mortgage loans, with an aggregate original principal balance of approximately $_____ million, including _____ of the Mortgage Loans, with an aggregate original principal balance of approximately $_____ million, included in the Mortgage Pool. See "DESCRIPTION OF THE MORTGAGE POOL--The Midland Mortgage Loan Program-General" herein.

      The following delinquency tables set forth information concerning the delinquency experience on commercial and multi-family mortgage loans serviced by the Master Servicer for commercial mortgage-backed securities transactions (the "CMBS Portfolio"). The CMBS Portfolio does not include mortgage loans included in distressed RTC portfolios.

                                                                    As of December 31,
                                     -----------------------------------------------------------------------------------
                                                1995                         1996                       1997
                                                ----                         ----                       ----
                                             By      By Dollar         By       By Dollar            By      By Dollar
                                         No. of         Amount     No. of          Amount        No. of         Amount
                                          Loans       of Loans      Loans        of Loans         Loans       of Loans
                                                               (Dollar amount in thousands)
Total Portfolio................             651     $1,899,207      2,782      $6,557,024
                                            ===     ==========      =====      ==========

Period of delinquency<F1>
   30-59 days..................              16     $   80,888        198      $   89,419
   60 to 89 days...............               3          1,372         17          10.479
   90 days or more<F2>.........               6         49,607         18          33,898
                                            ---     ----------      -----          ------

Total delinquent loans.........              25     $  131,866        233      $  133,795
                                            ===     ==========      =====      ==========

Percent of portfolio...........              4%             7%         8%              2%

<F1>  The indicated  periods of delinquency are based on the number of days past due on a contractual basis, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until the monthly anniversary of its contractual due date (e.g., a mortgage loan with a payment due on January 1 would first be considered delinquent on February 1). The delinquencies reported above were determined as of the dates indicated.
<F2>  Includes pending foreclosures.

                                                                       As of March 31,
                                     ------------------------------------------------------------------------------------
                                                       1997                                         1998
                                     -----------------------------------------      -------------------------------------
                                                      By            By Dollar                    By            By Dollar
                                                  No. of               Amount                No. of               Amount
                                                   Loans             of Loans                 Loans             of Loans
                                                                (Dollar amounts in thousands)
Total Portfolio................                                    $                                            $
                                                    ====           ==========               =======             =====

Period of delinquency<F1>
   30-59 days..................                                    $                                            $
   60 to 89 days...............
   90 days or more<F2>.........

Total delinquent loans.........                                    $                                            $
                                                    ====           ==========                ======             =====

Percent of portfolio...........                        %                    *                     %                 %
 ......
*Less than 1%.

<F1>  The indicated  periods of delinquency are based on the number of days past due on a contractual basis, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until the monthly anniversary of its contractual due date (e.g., a mortgage loan with a payment due on January 1 would first be considered delinquent on February 1). The delinquencies reported above were determined as of the dates indicated.
<F2>  Includes pending foreclosures.

      The following delinquency tables set forth information concerning the delinquency experience on commercial and multi-family mortgage loans serviced by the Master Servicer for commercial mortgage-backed securities transactions sponsored by the RTC (the "RTC Portfolio").

                                                                    As of December 31,
                                 ------------------------------------------------------------------------------------------
                                              1995                           1996                            1997
                                 -------------------------------    ------------------------        ------------------------
                                             By      By Dollar             By     By Dollar            By     By Dollar
                                         No. of         Amount         No. of        Amount        No. of        Amount
                                          Loans       of Loans          Loans      of Loans         Loans      of Loans
                                                              (Dollar amount in thousands)
Total Portfolio................           9,408     $4,290,220          7,870    $3,544,352
                                          =====      =========          =====    ==========

Period of delinquency<F1>
   30-59 days..................             314      $ 130,974             91    $   42,771
   60 to 89 days...............             128         69,046             54        29,658
   90 days or more<F2>.........             486        311,873            328       175,568
                                            ---      ---------            ---    ----------

Total delinquent loans.........             928      $ 511,894            473    $  248,024
                                            ===      =========            ===    ==========

Percent of portfolio...........             10%            12%             6%            7%

<F1>  The indicated  periods of delinquency are based on the number of days past due on a contractual basis, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until the monthly anniversary of its contractual due date (e.g., a mortgage loan with a payment

                                      S-70


      due on January 1 would first be considered delinquent on February 1). The delinquencies reported above were determined as of the dates indicated.
<F2>  Includes pending foreclosures.

                                                                      As of March 31,
                                     -----------------------------------------------------------------------------------
                                                         1997                                         1998
                                     ----------------------------------------------      -------------------------------
                                                      By                 By Dollar              By            By Dollar
                                                  No. of                    Amount          No. of               Amount
                                                   Loans                  of Loans           Loans             of Loans
                                                               (Dollar amounts in thousands)
Total Portfolio................                                         $                                      $
                                                    ====                ==========         =======             ======

Period of delinquency<F1>
   30-59 days..................                                         $                                      $
   60 to 89 days...............
   90 days or more<F2>.........

Total delinquent loans.........                                         $                                      $
                                                     ===                ==========         =======             ======

Percent of portfolio...........                        %                         %               %                  %

 ......

<F1>  The indicated  periods of delinquency are based on the number of days past due on a contractual basis, based on a 30-day month. No mortgage loan is considered delinquent for these purposes until the monthly anniversary of its contractual due date (e.g., a mortgage loan with a payment due on January 1 would first be considered delinquent on February 1). The delinquencies reported above were determined as of the dates indicated.
<F2>  Includes pending foreclosures.

      Based on information published by the FDIC, the percentage of mortgage loans delinquent 30 to 59 days, 60 to 89 days, and 90 days or more was ___%, ___% and ___% as of March 31, 1998 for all RTC commercial and multi-family mortgage-backed securities transactions. The Depositor is not aware of any similar industry wide statistics regarding delinquency experience for non-RTC commercial and multi-family mortgage-backed certificates.

      The delinquency experience set forth above is historical and is based on the servicing of mortgage loans that may not be representative of the Mortgage Loans in the Mortgage Pool. Consequently, there can be no assurance that the delinquency experience on the Mortgage Loans in the Mortgage Pool will be consistent with the data set forth above. The CMBS Portfolio, for example, includes mortgage loans having a wide variety of characteristics (including geographic location and property type) that may not be representative of the characteristics of the Mortgage Loans in the Mortgage Pool. In addition, most of the mortgage loans included in the CMBS Portfolio were originated by persons that are not affiliated with the Master Servicer and were not reunderwritten by the Master Servicer. These mortgage loans were originated by numerous entities over a long period of time in accordance with a variety of underwriting policies and standards, which underwriting standards may be materially different from those used to underwrite the Mortgage Loans included in the Mortgage Pool. Furthermore, some of the mortgage loans included in the CMBS Portfolio are being primary serviced or sub-serviced by third parties.

      The CMBS Portfolio includes many mortgage loans which have not been outstanding long enough to have seasoned to a point where delinquencies would be fully reflected. In the absence of substantial continuous additions of servicing for recently originated mortgage loans to the CMBS Portfolio, it is possible that the delinquency percentages experienced in the future could be significantly higher than those indicated in the tables above.

      It should be noted that if the commercial and/or multi-family real estate market should experience an overall decline in property values, the actual rates of delinquencies could be higher than those previously experienced by the Master Servicer. In addition, adverse economic conditions may affect the timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies with respect to the Mortgage Pool.

      Midland has been approved as a master and special servicer for investment grade commercial and multifamily mortgage-backed securities by Fitch IBCA, Inc. ("Fitch") and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). Midland is ranked "Strong" as a commercial loan servicer and asset manager and "Above Average" as a master servicer by S&P, and "Acceptable" as a master servicer and "Above Average" as a special servicer by Fitch. S&P ranks commercial loan servicers, asset managers and master servicers in one of five rating categories: Strong, Above Average, Average, Below Average and Weak. Fitch ranks special servicers in one of five categories: Superior, Above Average, Average, Below Average and Unacceptable. Fitch ranks master servicers as Acceptable or Unacceptable.

      The information concerning Midland set forth above has been provided by Midland and none of the Trustee or the Underwriter makes any representation or warranty as to the accuracy thereof.

                         DESCRIPTION OF THE CERTIFICATES

General

      The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will consist of 16 Classes to be designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class X Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E
Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates, the Class K Certificates, the Class L-PO Certificates, the Class L-IO Certificates, the Class R-I Certificates and the Class R-II Certificates. Only the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates are offered hereby. The Pooling and Servicing Agreement will be included as part of the Form 8-K to be filed with the Commission within 15 days after the Closing Date. See "THE POOLING AND SERVICING AGREEMENT" herein and "DESCRIPTION OF THE CERTIFICATES" and "SERVICING OF THE MORTGAGE LOANS" in the Prospectus for more important additional information regarding the terms of the Pooling and Servicing Agreement and the Certificates.

      The  Certificates   represent  in  the  aggregate  the  entire  beneficial
ownership interest in a Trust Fund consisting primarily of: (i) the Mortgage Loans, all scheduled payments of interest and principal due after the Cut-off Date (whether or not received) and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Collection Account, the Distribution Account and any account established in connection with REO Properties (an "REO Account"); (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; (v) the Depositor's rights and remedies under the applicable

Mortgage Loan Purchase Agreement; and (vi) all of the mortgagee's right, title and interest in the Reserve Accounts.

      The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The respective Certificate Balance of each Class of Certificates will in each case be reduced by amounts actually distributed on such Class that are allocable to principal and by any Realized Losses allocated to such Class. The Class X and Class L-IO Certificates are interest only Certificates, have no Certificate Balances and are not entitled to distributions in respect of principal. The Class L-PO Certificates are principal only certificates and are not entitled to distributions in respect of interest.

Distributions

      Method, Timing and Amount. Distributions on the Regular Certificates will be made on the [25th] day of each month or, if such day is not a Business Day, then on the next succeeding Business Day, commencing in ________, 1998 (each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) will be made by the Trustee to the persons in whose names the Certificates are registered at the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs (the
"Record Date"). Such distributions will be made (i) by wire transfer of immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder (a) is DTC or its nominee or (b) provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date and is the registered owner of Certificates the aggregate Certificate Balance or Notional Balance of which is at least $5,000,000 or (ii) by check mailed to such Certificateholder. The "Class X Notional Balance" as of any date is equal to the aggregate Certificate Balance of the Regular Certificates (other than the Class X Certificates and the Class L-IO Certificates). The "Class L-IO Notional Balance" as of any date is equal to the Certificate Balance of the Class L-PO Certificates. The Class X and Class L-IO Notional Balances are referred to herein generally as "Notional Balances." The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a Class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Regular Certificate is equal to the initial denomination thereof as of the Closing Date divided by the initial Certificate Balance (or, with respect to the Class X and Class L-IO Certificates, the initial Class X Notional Balance or initial Class L-IO Notional Balance) of the related Class.

      The aggregate distribution to be made on the Regular Certificates on any Distribution Date will equal the Available Funds. The "Available Funds" for a Distribution Date will be the sum of all previously undistributed Monthly Payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including Unscheduled Payments and Net REO Proceeds, if any) received by the Master Servicer in the related Collection Period, including all P&I Advances made by the Master Servicer, the Trustee or the Fiscal Agent, as applicable, in respect of such Distribution Date, plus all other amounts required to be placed in the Collection Account by the Master Servicer pursuant to the Pooling and Servicing Agreement allocable to the Mortgage Loans, but excluding the following:

      (a) amounts permitted to be used to reimburse the Master Servicer, the Trustee or the Fiscal Agent, as applicable, for previously unreimbursed Advances and interest thereon as described herein under "THE POOLING AND SERVICING AGREEMENT--Advances";

      (b) those portions of each payment of interest which represent the applicable servicing compensation;

      (c) all amounts in the nature of late fees, late charges and similar fees, NSF check charges, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, assumption fees and similar fees, which the Master Servicer or the Special Servicer, as applicable, is entitled to retain as additional servicing compensation;

      (d) all amounts representing scheduled Monthly Payments due after the Due Date in the related Collection Period (such amounts to be treated as received on the Due Date when due);

      (e) that portion of (i) amounts received in connection with the liquidation of Specially Serviced Mortgage Loans, by foreclosure, trustee's sale or otherwise, (ii) amounts received in connection with a sale of a Specially Serviced Mortgage Loan or REO Property in accordance with the terms of the Pooling and Servicing Agreement, (iii) amounts (other than Insurance Proceeds) received in connection with the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation ("Condemnation Proceeds"; clauses
(i), (ii) and (iii) are collectively  referred to as "Liquidation  Proceeds") or
(iv) proceeds of the insurance policies (to the extent such proceeds are not to be applied to the restoration of the property or released to the borrower in accordance with the normal servicing procedures of the Master Servicer or the related sub-servicer, subject to the terms and conditions of the related Mortgage and Note) ("Insurance Proceeds") with respect to a Mortgage Loan that represents any unpaid servicing compensation to which the Master Servicer or Special Servicer is entitled;

      (f) all amounts representing certain expenses reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent and other amounts permitted to be retained by the Master Servicer or the Special Servicer or withdrawn by the Master Servicer from the Collection Account pursuant to the terms of the Pooling and Servicing Agreement;

      (g) Prepayment Premiums received in the related Collection Period;

      (h) any interest or investment income on funds on deposit in the Collection Account or in Permitted Investments in which such funds may be invested; and

      (i) Default Interest received in the related Collection Period with respect to a Mortgage Loan that is in default with respect to its Balloon Payment.

      The "Monthly Payment" with respect to any Mortgage Loan for any Distribution Date (other than any REO Mortgage Loan) is the scheduled monthly payment of principal and interest, excluding any Balloon Payment, which is payable by the related borrower on the related Due Date. The Monthly Payment with respect to an REO Mortgage Loan for any Distribution Date is the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged (after giving effect to any extension or other modification), determined as set forth in the Pooling and Servicing Agreement.

      "Unscheduled Payments" are all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds payable under the Mortgage Loans, the Repurchase Price of any Mortgage Loans that are repurchased or purchased pursuant to the Pooling and Servicing Agreement and any other payments under or with respect to the Mortgage Loans not scheduled to be made, including Principal Prepayments, but excluding Prepayment Premiums.

      "Prepayment Premiums" are payments received on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which are intended to be a disincentive to prepayment.

      "Net REO Proceeds" with respect to any REO Property and any related Mortgage Loan are all revenues received by the Special Servicer with respect to such REO Property or REO Mortgage Loan that do not constitute Liquidation Proceeds, net of any insurance premiums, taxes, assessments and other costs and expenses permitted to be paid from the related REO Account pursuant to the Pooling and Servicing Agreement.

      "Principal Prepayments" are payments of principal made by a borrower on a Mortgage Loan which are received in advance of the scheduled Due Date for such payments and which are not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      The "Collection Period" with respect to a Distribution Date is the period beginning on the day following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in ___________________, 1998 on the day after the Cut-off Date) and ending on the Determination Date in the month in which such Distribution Date occurs.

      "Determination Date" means the [17th] day of any month, or if such [17]th day is not a Business Day, the Business Day immediately preceding such [17th] day, commencing in ______________, 1998.

      "Default Interest" with respect to any Mortgage Loan is interest accrued on such Mortgage Loan at the excess of the Default Rate over the Mortgage Rate.

      The "Default Rate" with respect to any Mortgage Loan is the annual rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan including a default in the payment of a Monthly Payment or a Balloon Payment.

      Priorities. As used below in describing the priorities of distribution of Available Funds for each Distribution Date, the terms set forth below will have the following meanings.

      "Class Interest Distribution Amount" with respect to any Distribution Date and any of the P&I Certificates will equal interest for the related Interest Accrual Period at the applicable Pass-Through Rate for such Class of Certificates for such Interest Accrual Period on the Certificate Balance of such Class. With respect to any Distribution Date and the Class X Certificates, the "Class Interest Distribution Amount" will equal the product of the Class X Pass-Through Rate and the Class X Notional Balance. The Class L-PO Certificates are principal only Certificates and have no Class Interest Distribution Amount. With respect to any Distribution Date and the Class L-IO Certificates, the "Class Interest Distribution Amount" will equal the product of the Class L-IO Pass-Through Rate and the Class L-IO Notional Balance. For purposes of determining any Class Interest Distribution Amount, any distributions in reduction of Certificate Balance (and any resulting reductions in Notional Balance) as a result of allocations of Realized Losses on the Distribution Date occurring in such Interest Accrual Period will be deemed to have been made as of the first day of such Interest Accrual Period. Notwithstanding the foregoing, the Class Interest Distribution Amount for each Class of Certificates otherwise calculated as described above will be reduced by such Class's pro rata (excluding the portion representing the Trustee Fees) share of any Prepayment Interest Shortfall not offset by Prepayment Interest Surplus, the Servicing Fee and, if the Master Servicer and the Special Servicer are the same person, the Special Servicing Fee with respect to such Distribution Date (pro rata according to each respective Class's Class Interest Distribution Amount determined without regard to this sentence).

      "Class X Pass-Through Rate" with respect to any Interest Accrual Period is a per annum rate equal to the excess of the Weighted Average Net Mortgage Rate over the Weighted Average Pass-Through Rate.

      "Prepayment Interest Shortfall" with respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related borrower during the related Collection Period is the amount by which (i) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment exceeds (ii) the amount of interest received from the related borrower in respect of such Mortgage Loan during such Collection Period. Such shortfall may result because interest on a Principal Prepayment is paid by the related borrower only to the date of prepayment or because no interest is paid on a Principal Prepayment, to the extent that such Principal Prepayment is applied to reduce the principal balance of the related Mortgage Loan as of the Due Date preceding the date of prepayment. Prepayment Interest Shortfalls with respect to each Distribution Date (to the extent not offset as provided in the following two sentences) will be allocated to each Class of Certificates pro rata based on such Class's Class Interest Distribution Amount (without taking into account the amount of Prepayment Interest Shortfalls to such Class on such Distribution Date) for such Distribution Date. The amount of any Prepayment Interest Shortfall with respect to any Distribution Date will be offset by the Master Servicer first by the amount of any Prepayment Interest Surplus and then up to an amount equal to the aggregate Servicing Fees to which the Master Servicer would otherwise be entitled on such Distribution Date (excluding the portion representing the Trustee Fees). If the Master Servicer and the Special Servicer are the same person, any remaining Prepayment Interest Shortfall after the application of the prior sentence will be offset by the aggregate Special Servicing Fees to which the Special Servicer would otherwise be entitled to on such Distribution Date.

      "Prepayment Interest Surplus" with respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related borrower during the related Collection Period is the amount by which (i) the amount of interest received from the related borrower in respect of such Mortgage Loan during such Collection Period exceeds (ii) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment. The Master Servicer will be entitled to retain any Prepayment Interest Surplus as additional servicing compensation to the extent not required to offset Prepayment Interest Shortfalls as described in the preceding paragraph.

      The "Pass-Through Rate" for any Class of Regular Certificates is the per annum rate at which interest accrues on the Certificates of such Class during any Interest Accrual Period. The Pass-Through Rate on the Class A-1 and A-2 Certificates during the Interest Accrual Period will be: % and % respectively. The Pass-Through Rate on the Class X Certificates during any Interest Accrual Period will be the Class X Pass-Through Rate. The Pass-Through Rate on the Class B Certificates during any Interest Accrual Period will be equal to the Weighted Average Net Mortgage Rate less the Class B Strip. The Pass-Through Rate on the Class C Certificates during any Interest Accrual Period will be equal to the Weighted Average Net Mortgage Rate less the Class C Strip. The Pass-Through Rate on the Class D Certificates during any Interest Accrual Period will be equal to the Weighted Average Net Mortgage Rate less the Class D Strip. The Pass-Through Rate on the Class E Certificates during any Interest Accrual Period will be equal to the Weighted Average Net Mortgage Rate less the Class E Strip. The Pass-Through Rate on the Class F, Class G, Class H, Class J and Class L-IO Certificates during any Interest

Accrual Period will be equal to the Weighted Average Net Mortgage Rate. The Class L-PO Certificates are principal only certificates and are not entitled to distributions in respect of interest.

      The "Class B Strip" is a rate per annum equal to      %.

      The "Class C Strip" is a rate per annum equal to      %.

      The "Class D Strip" is a rate per annum equal to      %.

      The "Class E Strip" is a rate per annum equal to      %.

      The "Weighted Average Net Mortgage Rate" for any Interest Accrual Period is a per annum rate equal to the weighted average of the Net Mortgage Rates as of the first day of such Interest Accrual Period. The "Net Mortgage Rate" for each Mortgage Loan, is the Mortgage Rate for such Mortgage Loan (in the absence of a default) minus the Servicing Fee Rate.

      The "Weighted Average Pass-Through Rate" for any Interest Accrual Period is a per annum rate equal to the weighted average of the Pass-Through Rates for the Regular Certificates (other than the Class X Certificates) as of the first day of such Interest Accrual Period. For purposes of computing the "Weighted Average Pass-Through Rate" the Class L-PO and Class L-IO Certificates shall be deemed to be a single Class that has both a principal component and an interest component.

      The "Interest Accrual Period" with respect to any Distribution Date is the calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period is calculated based on a 360-day year consisting of twelve 30-day months.

      "Class Interest Shortfall" means on any Distribution Date for any Class of Certificates, the excess, if any, of the amount of interest required to be distributed to the holders of such Class of Certificates on such Distribution
Date over the amount of interest actually distributed to such holders. No interest will accrue on unpaid Class Interest Shortfalls.

      The "Pooled Principal Distribution Amount" for any Distribution Date will be equal to the sum of (without duplication):

      (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) that become due (regardless of whether received) on the Mortgage Loans during the related Collection Period;

      (ii) the principal component of all Assumed Scheduled Payments, as applicable, deemed to become due (regardless of whether received) during the related Collection Period with respect to any Balloon Loan that is delinquent in respect of its Balloon Payment;

      (iii) the  Scheduled  Principal  Balance of each  Mortgage  Loan that was, during the related Collection Period, repurchased from the Trust Fund in connection with the breach of a representation or warranty as described herein under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" or purchased from the Trust Fund as described herein under "DESCRIPTION OF THE MORTGAGE POOL--Early Termination" and "--Auction";

      (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan that was liquidated during the related Collection Period;

     (v) the principal component of all Balloon Payments received during the related Collection Period;

     (vi) all other Principal Prepayments received in the related Collection Period; and

     (vii) any other full or partial recoveries in respect of principal, including Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and Net REO Proceeds.

      The "Assumed Scheduled Payment" is an amount deemed due in respect of (i) any Mortgage Loan that is delinquent in respect of its Balloon Payment and (ii) any REO Mortgage Loan, which will be equal to the Monthly Payment that would have been due on the Mortgage Loan in accordance with the terms of the related
Note if (a) the maturity date for such Mortgage Loan had not occurred, (b) the related Mortgaged Property had not become an REO Property, such Mortgage Loan was still outstanding and no acceleration of the Mortgage Loan had occurred, and
(c) in the case of any Mortgage Loan that provided for amortization of principal prior to its maturity date, principal continued to amortize on the same amortization schedule.

      An "REO Mortgage Loan" is any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

      On each Distribution Date, Available Funds will be distributed to the holders of the Class A-1, Class A-2 and Class X Certificates, concurrently, and then to the holders of each other Class of Regular Certificates, in the order of their alphabetic designation, as follows: first, in payment of interest accrued on such Class during the preceding month and any interest accrued on such Class in prior months but not previously paid, second, if such Class has a Certificate Balance and the Certificate Balance of each Class with an earlier alphabetic designation has been reduced to zero, in distribution of principal, up to an amount equal to the lesser of (x) the Certificate Balance of such Class and (y) the Pooled Principal Distribution Amount for such Distribution Date (less any portion thereof distributed on such Distribution Date to any Class with an earlier alphabetic designation) and third, in reimbursement of any Realized Loss allocated to such Class on a prior Distribution Date, together with interest thereon at the Pass-Through Rate for such Class.

      [In the event that, on any Distribution Date, any portion of Available Funds has not been distributed to Certificateholders after applying Available Funds in the manner and in the amounts described in the preceding paragraph, the remaining amount will be applied to make principal distributions to the Regular Certificates (other than the Class X and Class L-IO Certificates), in reverse order of their alphabetic designations, in each case until the Certificate Balance of such Class has been reduced to zero, and any remaining amount will be distributed to the holder of the applicable Class of Residual Certificates. No such additional distributions are anticipated.]

      Additional Master Servicer or Special Servicer compensation, interest on Advances, extraordinary expenses of the Trust Fund and other similar items will create a shortfall in Available Funds, which generally will result in a Class Interest Shortfall for the most subordinate Class then outstanding.

      Distributions of Principal on the Class A-1 and Class A-2 Certificates. Notwithstanding anything to the contrary herein or in the Pooling and Servicing Agreement, on each Distribution Date prior to the earlier of (i) the Senior Principal Distribution Cross-Over Date and (ii) the final Distribution Date in connection with the termination of the Trust Fund, all distributions of principal to the Class A-1 Certificates and the Class A-2 Certificates will be paid, first, to holders of the Class A-1 Certificates until the Certificate Balance of such Certificates is reduced to zero, and thereafter, to holders of the Class A-2

Certificates, until the Certificate Balance of such Certificates is reduced to zero. On each Distribution Date on and after the Senior Principal Distribution Cross-Over Date, and in any event on the final Distribution Date in connection with the termination of the Trust Fund, distributions of principal on the Class A-1 Certificates and the Class A-2 Certificates will be paid to holders of such two Classes of Certificates, pro rata in accordance with their respective Certificate Balances outstanding immediately prior to such Distribution Date, until the Certificate Balance of each such Class of Certificates is reduced to zero.

      The "Senior Principal Distribution Cross-Over Date" will be the first Distribution Date as of which the aggregate Certificate Balance of the Class A-1 Certificates and Class A-2 Certificates outstanding immediately prior thereto exceeds the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans that will be outstanding immediately following such Distribution Date and
(ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distribution of interest to be made on the Class A-1 and Class A-2 Certificates on such Distribution Date has been made.

      Prepayment Premiums. All of the Mortgage Loans generally provide that a prepayment be accompanied by the payment of a Prepayment Premium for all or a portion of the period during which such prepayments are permitted.

      Any Prepayment Premiums calculated with reference to a yield maintenance formula ("Yield Maintenance Charges") received in the related Collection Period will be distributed to the holders of the Certificates outstanding on such Distribution Date, in the following amounts and order of priority:

      (i) to each of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, an amount equal to the product of (A) a fraction, the numerator of which is the amount distributed as principal to such Class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all Classes of Certificates on such Distribution Date, (B) the Base Interest Fraction for the related principal payment and such Class of Offered Certificates and (C) the aggregate amount of Yield Maintenance Charges collected on such principal prepayment during the related Collection Period; and

      (ii) any remaining Prepayment Premiums following the distribution in clause (i) immediately above, to the Class X Certificates.

      Any Prepayment Premiums that are not Yield Maintenance Charges received in the related Collection Period will be distributed to the holders of the Class X Certificates.

      The "Base Interest Fraction" with respect to any principal prepayment on any Mortgage Loan and with respect to any Class of Offered Certificates is a fraction (A) the numerator of which is the greater of (x) zero and (y) the difference between the Pass-Through Rate on such Class of Offered Certificates and the discount rate used in calculating the Yield Maintenance Charge with respect to such Principal Prepayment and (B) the denominator of which is the difference between the Mortgage Rate on the related Mortgage Loan and the discount rate used in calculating the Yield Maintenance Charge with respect to such Principal Prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If the discount rate used in calculating the Yield Maintenance Charge with respect to any Principal Prepayment is greater than the Mortgage Rate on the related Mortgage Loan, then the Base Interest Fraction shall equal zero.

      Notwithstanding the foregoing, Prepayment Premiums will be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related Collection Period.

      Default Interest with Respect to Balloon Payments. Default Interest received with respect to a Mortgage Loan that is in default with respect to its Balloon Payment will be distributed on such Distribution Date to the holders of the Class of Certificates that is entitled to distributions in respect of principal on such Distribution Date; provided that if more than one Class of Certificates is entitled to distributions in respect of principal on such Distribution Date, the amount of such Default Interest will be allocated among such Classes pro rata in accordance with their respective Certificate Balances immediately prior to said Distribution Date.

      Realized Losses. The Certificate Balance of the Regular Certificates (other than the Class X and Class L-IO Certificates) will be reduced without distribution on any Distribution Date as a write-off to the extent of any Realized Loss with respect to such Distribution Date. As referred to herein, the "Realized Loss" with respect to any Distribution Date will mean the amount, if any, by which (i) the aggregate Certificate Balance after giving effect to distributions made on such Distribution Date exceeds (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the month in which such Distribution Date occurs. Any such Realized Losses will be applied to the Classes of Certificates in reverse alphabetical order until each is reduced to zero; provided that Realized Losses will be applied to the Class A-1 and Class A-2 Certificates pro rata in accordance with their respective Certificate Balances immediately prior to said Distribution Date. Any amounts recovered in respect of any amounts previously written off as Realized Losses will be distributed to the Classes of Certificates in reverse order of allocation of Realized Losses thereto. Realized Losses allocated to the Class L-PO Certificates will reduce the Class L-IO Notional Balance. Realized Losses allocated to the Regular Certificates (other than the Class X and Class L-IO Certificates) will reduce the Class X Notional Balance.

      Notwithstanding anything to the contrary contained herein or in the Pooling and Servicing Agreement, the aggregate amount distributable to each Class will be reduced by the aggregate amount paid of any indemnification payments made to any person under the Pooling and Servicing Agreement, such reduction to be allocated among such Classes pro rata, based upon the respective amounts so distributable without taking into account the provision of this paragraph. Such reduction amounts otherwise distributable to a Class shall be allocated first in respect of interest and second in respect of principal. For purposes of determining Class Interest Shortfalls and Certificate Balances, the amount of any such reduction so allocated to a Class shall be deemed to have been distributed to such Class. See "SERVICING OF THE MORTGAGE LOANS--Certain Matters With Respect to the Master Servicer, the Special Servicer, the Trustee and the Depositor" in the Prospectus.

      The "Scheduled Principal Balance" of any Mortgage Loan as of any Due Date will be the principal balance of such Mortgage Loan as of such Due Date, after giving effect to (i) any Principal Prepayments, non-premium prepayments or other unscheduled recoveries of principal and any Balloon Payments received during the related Collection Period and (ii) all payments in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment, but including the principal portion of any Assumed Scheduled Payment, if applicable), irrespective of any delinquency in payment by the borrower. The Scheduled Principal Balance of any REO Mortgage Loan is equal to the principal balance thereof outstanding on the date that the related Mortgaged Property became an REO Property minus any Net REO Proceeds allocated to principal on such REO Mortgage Loan and reduced by the principal component of Monthly Payments due thereon on or before such Due Date. With respect to any Mortgage Loan, from and after the date on which the Master Servicer makes a determination that it has recovered all amounts that it reasonably expects to be finally recoverable (a "Final Recovery Determination"), the Scheduled Principal Balance thereof will be zero.

Scheduled Final Distribution Date

      The "Scheduled Final Distribution Date" with respect to any Class of Certificates is the Distribution Date on which the aggregate Certificate Balance or aggregate Notional Balance, as the case may be, of such Class of Certificates would be reduced to zero based on the assumptions set forth below. Such Distribution Date shall in each case be as follows:

Class Designation                  Scheduled Final Distribution Date

Class  A-1
Class  A-2
Class  X
Class B
Class C
Class D
Class E
Class F
Class G
Class H
Class J
Class K
Class L-PO
Class L-IO

      The Scheduled Final Distribution Dates set forth above were calculated without regard to any delays in the collection of Balloon Payments and without regard to a reasonable liquidation time with respect to any Mortgage Loans that may be delinquent. Accordingly, in the event of defaults on the Mortgage Loans, the actual final Distribution Date for one or more Classes of the Certificates may be later, and could be substantially later, than the related Scheduled Final Distribution Date(s).

      In addition, the Scheduled Final Distribution Dates set forth above were calculated assuming no prepayments (involuntary or voluntary), no auction, no Early Termination, no defaults, no modifications and no extensions. Since the rate of payment (including prepayments) of the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed such scheduled rate by a substantial amount, the actual final Distribution Date for one or more Classes of the Certificates may be earlier, and could be substantially earlier, than the related scheduled Final Distribution Date(s). The rate of payments (including prepayments) on the Mortgage Loans will depend on the characteristics of the Mortgage Loans, as well as on the prevailing level of interest rates and other economic factors, and no assurance can be given as to actual payment experience.

Subordination

      As a means of providing a certain amount of protection to the holders of the Senior Certificates against losses associated with delinquent and defaulted Mortgage Loans, the rights of the holders of the Subordinate Certificates to receive distributions of interest and principal, as applicable, will be subordinated to such rights of the holders of the Senior Certificates to the extent described herein, and, further, in the case of any particular Class of
Subordinate  Certificate  to the  rights  of  holders  of each  other  Class  of
Subordinate Certificates, if any, with an earlier alphabetical class designation, as described herein. Such subordination will be accomplished by (i) the application of Available Funds in the order described above "--Distributions" herein and (ii) the allocation of Realized Losses to the Regular Certificates (other than the Class X and Class L-IO Certificates, which may nonetheless incur reductions of their Notional Balances) in reverse order of their alphabetical Class designations; provided that Realized Losses are allocated pro rata to the Class A-1 and Class A-2 Certificate in accordance with their respective Certificate Balances. In addition, the rights of holders of Regular Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of holders of the Regular Certificates, to the extent described herein. No other form of credit enhancement will be available for the benefit of the holders of the Certificates.

Additional Rights of the Residual Certificates

      The Residual Certificates will remain outstanding for as long as the Trust Fund exists. Holders of the Residual Certificates are not entitled to distributions in respect of principal, interest or Prepayment Premiums. Holders of the Residual Certificates are not expected to receive any distributions until after the Certificate Balances of all other Classes of Certificates have been reduced to zero and only to the extent of any Available Funds remaining on any Distribution Date and remaining assets of the REMICs, if any, on the final Distribution Date for the Certificates, after distributions in respect of any accrued but unpaid interest on the Certificates and after distributions in reduction of principal balance have reduced the principal balances of the Certificates to zero.

      A holder of a greater than 50% Percentage Interest of the Class R-I Certificates may, under certain circumstances, purchase the remaining assets of the Trust Fund, thereby effecting the termination of the Trust REMICs. See "--Early Termination" herein.

Early Termination

      The holder of the Class R-I Certificates representing greater than a 50% Percentage Interest of the Class R-I Certificates, and, if such holder does not exercise its option, the Master Servicer and the Depositor, will have the option to purchase all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, and thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than 10% of the aggregate principal balance of such Mortgage Loans as of the Cut-off Date. The purchase price payable upon the exercise of such option on such a Distribution Date will be an amount equal to not less than the greater of (i) the sum of (A) 100% of the outstanding principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date (less any Advances previously made on account of principal); (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date; (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate to the last day of the month preceding such Distribution Date (less any Advances previously made on account of interest); and (D) unreimbursed Advances with interest thereon at the Advance Rate, unpaid servicing compensation and unpaid Trust Fund expenses; or (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rate plus disposition expenses. See "--Additional Rights of the Residual Certificates" herein.

Auction

      On each of (i) the Distribution Date occurring in of each year from and including and (ii) any date after the Distribution Date occurring in on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans (each, an "Auction Valuation Date"), the Trustee will request that four independent financial advisory or investment banking or investment brokerage firms nationally recognized in the field of real estate analysis and reasonably acceptable to the Master Servicer provide the Trustee with an estimated value at which the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the Trust Fund could be sold pursuant to an auction. If the average of the three highest such estimates received equals or exceeds the aggregate amount of the Certificate Balances of all Certificates outstanding on the Auction Valuation Date, plus unpaid interest thereon, the anticipated Auction Fees, unpaid servicing compensation, unreimbursed Advances (together with interest thereon at the Advance Rate) and unpaid Trust Fund expenses, the Trustee will conduct an auction of the Mortgage Loans. The Trustee will, in such case, appoint an auction agent (the "Auction Agent") to solicit offers from prospective purchasers, that the Auction Agent determines possess to the financial ability and are otherwise qualified to purchase all of the Mortgage Loans to purchase all (but not less than all) of the Mortgage Loans and such property, for a price not less than an amount equal to the aggregate amount of the Certificate Balances of all Certificates outstanding as of the close of business on the closing date (the "Auction Closing Date"), plus unpaid interest thereon, the Auction Fees, unpaid servicing compensation, unreimbursed Advances (together with interest thereon at the Advance Rate) and unpaid Trust Fund expenses (the "Minimum Auction Price"). The Auction Closing Date shall be no earlier than the Distribution Date in . In determining the aggregate Certificate Balances of all Certificates, all Certificates owned by or on behalf of the Depositor, a property manager, the Master Servicer, the Special Servicer, the Trustee, a borrower or any affiliate thereof will be included.

      If the Trustee receives no bids that are qualified pursuant to the terms of the Pooling and Servicing Agreement, the Trust Fund will not be terminated pursuant to these auction procedures. If the Trustee receives qualified bids, the Trustee will accept the highest of such bids, will notify the Certificateholders of the anticipated termination of the Trust and will sell the Mortgage Loans and such property to the successful bidder on or before the Remittance Date immediately preceding the third Distribution Date following the Auction Valuation Date (or such later Distribution Date determined by the Auction Agent appointed in accordance with the immediately preceding paragraph). Such sale will effect a termination of the Trust Fund and an early retirement of the then outstanding Certificates. The Trustee will be entitled to be reimbursed from the Collection Account for expenses that it or any Auction Agent incurs in connection with an auction, including all fees and reasonable expenses of legal counsel and other professionals ("Auction Fees"). Certificateholders will not receive notice of the auction until the Trustee accepts the highest qualified bid and will not have a vote in the auction process.

      Any auction will be conducted in accordance with auction procedures to be developed by the Auction Agent in connection with such auction, provided that such procedures will include at a minimum provisions substantially to the effect that: (i) no due diligence of the Master Servicer's, the Special Servicer's or the Trustee's records with respect to the Mortgage Loans may be conducted by any bidder prior to being notified that it has submitted the highest bid; (ii) the Auction Agent is entitled to require that the highest bidder provide a non-refundable good faith deposit sufficient to reimburse the Trustee and the Auction Agent for all expenses in connection with the evaluation of such bid and in connection with such highest bidder's due diligence; (iii) each bidder may be required to enter into a confidentiality agreement with the Master Servicer, the Special Servicer, the Auction Agent and the Trustee prior to being permitted to conduct due diligence; (iv) borrowers on any of the Mortgage Loans will be prohibited from submitted bids; and (v) in the event that the highest bidder withdraws, the next highest bidder will be permitted to conduct due diligence of the Master Servicer's, the Special Servicer's or the Trustee's records with respect to the Mortgage Loans as if it were the highest bidder.

      If an auction is completed it will decrease the weighted average life of, and affect a holder's yield on, any Certificates for such Series outstanding on the date of the closing of the auction. In addition, the holders of any such outstanding Certificates will bear the reinvestment risk associated with such Certificates. See "YIELD AND MATURITY CONSIDERATIONS."

Delivery, Form and Denomination

      Book-Entry Certificates. No Person acquiring a Class A-1, Class A-2, Class B, Class C, Class D or Class E Certificate (each such Certificate, a "Book-Entry Certificate") will be entitled to receive a physical certificate representing such Certificate, except under the limited circumstances described below. Absent such circumstances, the Book-Entry Certificates will be registered in the name of a nominee of DTC and beneficial interests therein will be held by investors ("Beneficial Owners") through the book-entry facilities of DTC, as described herein, in denominations of $100,000 initial Certificate Balance or Notional
Balance and integral multiples of $1,000 in excess thereof, except one certificate of each such Class may be issued that represents a different initial Certificate Balance or Notional Balance to accommodate the remainder of the initial Certificate Balance or Notional Balance of such Class. The Depositor has been informed by DTC that its nominee will be Cede & Co. Accordingly, Cede & Co. is expected to be the holder of record of the Book-Entry Certificates.

      No Beneficial Owner of a Book-Entry Certificate will be entitled to receive a definitive Certificate (a "Definitive Certificate") representing such person's interest in the Book-Entry Certificates, except as set forth below. Unless and until Definitive Certificates are issued to Beneficial Owners in respect of the Book-Entry Certificates under the limited circumstances described herein, all references to actions taken by Certificateholders or holders will, in the case of the Book-Entry Certificates, refer to actions taken by DTC upon instructions from its participants, and all references herein to distributions, notices, reports and statements to Certificateholders or holders will, in the case of the Book-Entry Certificates, refer to distributions, notices, reports and statements to DTC or Cede & Co., as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures. DTC may discontinue providing its services as securities depository with respect to the Book-Entry Certificates at any time by giving reasonable notice to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. The Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with DTC as the authorized representative of the Beneficial Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders under the Pooling and Servicing Agreement.

      The Depository Trust Company. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions among Participants through electronic computerized book-entry charges in Participants' accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including the Underwriter), banks, trust companies and clearing corporations and certain other organizations. The Rules applicable to DTC and its participants are on file with the Commission. Indirect access to the DTC system also is available to banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"). DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

      Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each Beneficial Owner is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Certificates except in the event that use of the book-entry system for the Book-Entry Certificates is discontinued. Neither the Certificate Registrar nor the Trustee will have any responsibility to monitor or restrict the transfer of ownership interests in Book-Entry Certificates through the book-entry facilities of DTC.

      To facilitate subsequent transfers, all Book-Entry Certificates deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Book-Entry Certificates with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Book-Entry Certificates are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers. Beneficial Owners will not be recognized as Certificateholders, as such term is used in the Pooling and Servicing Agreement, by the Trustee or any paying agent (each, a "Paying Agent") appointed by the Trustee. Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

      Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Certificates, may be limited due to lack of a definitive Certificate for such Book-Entry Certificates. In addition, under a book-entry format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Trustee or a Paying Agent on behalf of the Trustee to Cede & Co., as nominee for DTC.

      Neither DTC nor Cede & Co. will consent or vote with respect to the Book-Entry Certificates. Under its usual procedures, DTC mails an Omnibus Proxy to the Trustee as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on that record date (identified in a listing attached to the Omnibus Proxy). DTC may take conflicting actions with respect to Percentage Interests or Voting Rights to the extent that Participants whose holdings of Book-Entry Certificates evidence such Percentage Interests or Voting Rights authorize divergent action.

      Neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent, nor any Paying Agent will have any responsibility for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of the Book-Entry Certificates registered in the name of Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC, a Participant or an Indirect Participant in whose name Book-Entry Certificates are registered, the ability of the Beneficial Owners of such Book-Entry Certificates to obtain timely payment may be impaired. In addition, in such event, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment of amounts distributable with respect to such Book-Entry Certificates may be impaired.

      The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Depositor believes to be reliable, but the Depositor takes no responsibility for the accuracy thereof.

      Physical Certificates. The Class X, Class F, Class G, Class H, Class J, Class K, Class L-PO, Class L-IO, Class R-I and Class R-II Certificates will be issued in fully registered certificated form only. The Class X, Class F, Class G, Class H, Class J, Class K, Class L-PO and Class L-IO Certificates will be issued in denominations of $100,000 initial Certificate Balance or Notional Balance, as applicable, and integral multiples of $1 in excess thereof, except one Certificate of each such Class may be issued that represents a different initial Certificate Balance or Notional Balance to accommodate the remainder of the initial Certificate Balance or Notional Balance. The Residual Certificates will be issued in definitive, physical, registered form in Percentage Interests of 5% and integral multiples of a 1% Percentage Interest in excess thereof.

      Book-Entry Certificates will be converted to Definitive Certificates and reissued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i)(A) the Depositor advises the Certificate Registrar in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to any Class of the Book-Entry Certificates and (B) the Depositor is unable to locate a qualified successor or
(ii) the Depositor, at its option, advises the Trustee and Certificate Registrar that it elects to terminate the book-entry system through DTC with respect to any Class of the Book-Entry Certificates.

      Upon the occurrence of any event described in the immediately preceding paragraph, the Certificate Registrar will be required to notify all affected Beneficial Owners through DTC of the availability of Definitive Certificates. Upon surrender by DTC of the physical certificates representing the affected Book-Entry Certificates and receipt of instructions for re-registration, the Certificate Registrar will reissue the Book-Entry Certificates as Definitive Certificates to the Beneficial Owners. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of the Class A-1, Class A-2, Class B, Class C, Class D or Class E Certificates, the registered holders of such Definitive Certificates will be recognized as Certificateholders under the Pooling and Servicing Agreement and, accordingly, will be entitled directly to receive payments on, and exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

      Definitive Certificates will be transferable and exchangeable at the offices of the Trustee or the Certificate Registrar in accordance with the terms of the Pooling and Servicing Agreement.

Registration and Transfer

      Subject to the restrictions on transfer and exchange set forth in the Pooling and Servicing Agreement, the holder of any Definitive Certificate may transfer or exchange the same in whole or part (in a principal amount equal to the minimum authorized denomination or any integral multiple thereof) by surrendering such Definitive Certificate at the corporate trust office of the certificate registrar appointed pursuant to the Pooling and Servicing Agreement (the "Certificate Registrar") or at the office of any transfer agent, together with an executed instrument of assignment and transfer in the case of transfer and a written request for exchange in the case of exchange. In exchange for any Definitive Certificate properly presented for transfer or exchange with all necessary accompanying documentation, the Certificate Registrar will, within five Business Days of such request if made at the corporate trust office of the Certificate Registrar, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at such corporate trust office or the office of the transfer agent, as the case may be, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, a Definitive Certificate or Definitive Certificates, as the case may require, for a like aggregate Certificate Balance or Notional Balance, as applicable, and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Definitive Certificate will not be valid unless made at the corporate trust office of the Certificate Registrar or at the office of a transfer agent by the registered holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Definitive Certificate during the period of 15 days preceding any Distribution Date.

      No fee or service charge will be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to herein; provided, however, that in connection with the transfer of Private Certificates to certain institutional accredited investors, the Certificate Registrar will be entitled to be reimbursed by the transferor for any costs incurred in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to pay any tax, expense or other governmental charge payable in connection with any such transfer.

      For  a   discussion   of  certain   transfer   restrictions,   see  "ERISA
CONSIDERATIONS" herein.

                              YIELD AND MATURITY CONSIDERATIONS

Yield Considerations

      General. The yield on any Regular Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Regular Certificate will in turn depend on, among other things, (i) the rate and timing of principal payments (including voluntary prepayments, involuntary prepayments resulting from defaults and liquidations or other dispositions of the Mortgage Loans and Mortgaged Properties or the application of insurance or condemnation proceeds and/or the purchase of the Mortgage Loans as described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" and "DESCRIPTION OF THE CERTIFICATES--Early Termination" and "--Auction") and the extent to which such amounts are to be applied in reduction of the Certificate Balance (or Notional Balance) of the Class of Certificates to which such Certificate belongs, (ii) the rate, timing and severity of Realized Losses on the Mortgage Loans and the extent to which such losses are allocable in reduction of the Certificate Balance (or Notional Balance) of the Class of Certificates to which such Certificate belongs and (iii) with respect to the Class X Certificates, the Pass-Through Rate as in effect from time to time.

      Rate and Timing of Principal Payments. The yield to holders of the Regular Certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the Certificate Balance of such Certificates. As described herein, the Pooled Principal Distribution Amount for each Distribution Date generally will be distributable in its entirety in respect of the Class A-1 Certificates until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable in its entirety to each remaining Class of Regular Certificates, sequentially in order of Class designation, in each case until the Certificate Balance of each such Class of Certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments made in reduction of the Certificate Balance of the Regular Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans, which will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of Principal Prepayments and other unscheduled collections thereon (including, for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, Casualties or Condemnations affecting the Mortgaged Properties or purchases of Mortgage Loans out of the Trust Fund in the manner described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" and "DESCRIPTION OF THE CERTIFICATES--Early Termination" and "--Auction" herein). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans will result in distributions on the Regular Certificates (other than the Class X and Class L-IO Certificates) of amounts that would otherwise have been distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans and, accordingly, on the Regular Certificates while work-outs are negotiated, foreclosures are completed or bankruptcy proceedings are resolved. The yield to investors in the Subordinate Certificates will be very sensitive to the timing and magnitude of losses on the Mortgage Loans due to liquidations following a default, and will also be very sensitive to delinquencies in payment. In addition, the Special Servicer has the option, subject to certain limitations, to extend the maturity of Mortgage Loans following a default in the payment of a Balloon Payment. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" and "--Realization Upon Mortgage Loans" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure" in the Prospectus.

      The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, the terms of the Mortgage Loans (for example, the provisions requiring the payment of Prepayment Premiums and amortization terms that require Balloon Payments), prevailing interest rates, the market value of the Mortgaged Properties, the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located, the general supply and demand for such facilities (and their uses) in such areas, the quality of management of Mortgaged Properties, the servicing of the Mortgage Loans, federal and state tax laws (which are subject to change) and other opportunities for investment.

      The rate of prepayment on the Mortgage Pool is likely to be affected by the amount of any required Prepayment Premiums and the borrowers' ability to refinance their related Mortgaged Loans. If prevailing market interest rates for mortgage loans of a comparable type, term and risk level have decreased enough to offset any required Prepayment Premium, a borrower may have an increased incentive to refinance its Mortgage Loan for purposes of either (i) converting to another fixed rate loan with a lower interest rate and thereby "locking in" such rate or (ii) taking advantage of an initial "teaser rate" on an adjustable rate mortgage loan (that is, a mortgage interest rate below that which would otherwise apply if the applicable index and gross margin were applied). However, the ability of a borrower to refinance its Mortgage Loan will be affected not only by prevailing market rates, but also by the current market value of the Mortgage Property. See "RISK FACTORS--Prepayment and Yield

Considerations"   herein   and   "CERTAIN   LEGAL   ASPECTS   OF  THE   MORTGAGE
LOANS--Enforceability of Certain Provisions" in the Prospectus.

      In addition, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. Some borrowers may also be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

      If  the  markets  for  commercial  and  multifamily   real  estate  should
experience an overall decline in property values such that the outstanding balances of the Mortgage Loans exceed the value of the respective Mortgaged Properties, a borrower under a non-recourse loan may have a decreased incentive to fund operating cash flow deficits and, as a result, actual losses may be higher than those originally anticipated by investors.

      Neither the Depositor nor the Mortgage Loan Seller makes any representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment, default or principal payment on the Mortgage Loans.

      The extent to which the yield to maturity of any Class of Regular Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed in reduction of the Certificate Balance of such Certificates. An investor should consider, in the case of any Regular Certificate purchased at a discount, especially the Class L-PO Certificates, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Regular Certificate purchased at a premium (or the Class X and Class L-IO Certificates, which have no Certificate Balances), the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed in reduction of the Certificate Balance of any Regular Certificate purchased at a discount or premium (or, in the case of the Class X and Class L-IO Certificates, applied in reduction of the Notional Balance), the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of commercial and/or multifamily loans comparable to the Mortgage Loans. See "RISK FACTORS--Prepayment and Yield Considerations" herein.

      The amounts payable with respect to the Class L-PO Certificates derive only from principal payments on the Mortgage Loans. As a result, the yield on the Class L-PO Certificates will be adversely affected by slower than expected payments of principal (including prepayments, defaults and liquidations) on the Mortgage Loans.

      Balloon Payments. Most of the Mortgage Loans are Balloon Loans that will have substantial payments (that is, Balloon Payments) due at their stated maturities, unless previously prepaid. The ability of the borrowers to pay the Balloon Payment at the maturity of the Balloon Loans will depend on their ability to sell or refinance the Mortgaged Properties, which, in turn, depends on a number of factors, many of which are beyond the control of such borrowers. Such factors include the level of interest rates and general economic conditions at the time of sale or refinancing and changes in federal, state or local laws, including tax laws, environmental laws and safety standards. The Certificates are subject to the risk of default by the borrowers in making the required Balloon Payments. If any borrower with respect to any of such Balloon Loans is unable to make the applicable Balloon Payment when due, the average life of the Certificates will be longer than expected. See the Range of Maturity Years Table in "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Other Information" herein for additional information regarding maturity dates of the Mortgage Loans.

      Losses and Shortfalls. The yield to holders of the Regular Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Shortfalls in Available Funds resulting from shortfalls in collections of amounts payable on the Mortgage Loans (to the extent not advanced) or additional Master Servicer or Special Servicer compensation, interest on Advances, extraordinary Trust Fund expenses or other similar items will generally be borne by holders of each Class of Certificate in reverse alphabetical order of class designation to the extent of amounts otherwise distributable to such holder; provided that any such shortfalls will be allocated to the holders of the Class A-1 and Class A-2 Certificates on a pro-rata basis. The amount of any such shortfall generally will be distributable to holders of such Class on subsequent Distribution Dates, to the extent of Available Funds on such Distribution Dates. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

      Realized Losses will be allocated, as and to the extent described herein, to the Classes of Certificates (in reduction of the Certificate Balance of each such Class) in reverse order of their Class designation. As a result, a loss on any one of the Mortgage Loans could result in a significant loss, or in some cases a complete loss, of an investors' investment in any Class of the Subordinate Certificates. Consequently prospective investors should perform their own analysis of the expected timing and severity of Realized Losses prior to investing in any Subordinate Certificate. Even if losses on the Mortgage Loans are not borne by an investor in any Class, such losses may affect the weighted average life and yield to maturity of such investor's Certificates. The allocation of Realized Losses to the Regular Certificates (other than the Class X and Class L-IO Certificates) will reduce the Notional Balance of the Class X Certificates.

      Pass-Through Rate. Because the Class X Pass-Through Rate is equal to the excess, if any of the Weighted Average Net Mortgage Rate over the Weighted Average Pass-Through Rate, the Class X Pass-Through Rate will be sensitive to changes in both the Weighted Average Net Mortgage Rate and the Weighted Average Pass-Through Rate. The Weighted Average Pass-Through Rate will fluctuate based on the relative sizes of the Certificate Balances of the Regular Certificates (other than the Class X and Class L-IO Certificates, which do not have Certificate Balances).

      The Weighted Average Net Mortgage Rate will fluctuate over the life of the Class X Certificates as a result of scheduled amortization, voluntary prepayments and liquidations of Mortgage Loans. If principal payments, including voluntary and involuntary Principal Prepayments, are made on a Mortgage Loan with a relatively high Net Mortgage Rate at a rate faster than the rate of principal payments on the Mortgage Pool as a whole, the Pass-Through Rates applicable to the Certificates Class X Certificates will be adversely affected. Accordingly, the yield on each such Class of Certificates will be sensitive to changes in the outstanding principal balances of the Mortgage Loans as a result of scheduled amortization, voluntary prepayments and liquidations of Mortgage Loans.

     Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until, at the earliest, the [25th] day of the month following the month in which interest accrued on the Certificates, the effective yield to the holders of the Regular Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rate and purchase prices (assuming such prices did not account for such delay).

Weighted Average Life

      Weighted average life refers to the average amount of time that will elapse from the date of determination to the date of distribution to the investor of each dollar distributed in reduction of principal balance or notional balance of such security. The weighted average life of the Regular Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, Balloon Payments, prepayments or liquidations.

      Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant rate of prepayment each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR of "0%" assumes that no Mortgage Loan is prepaid by a borrower before maturity, while CPRs "2%" and "4%" assume that prepayments on the Mortgage Loans are made by borrowers at those CPRs. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Trust Fund. Consequently no assurance can be given and no representation is made that (i) prepayments of the Mortgage Loans (whether or not in a Lock-out Period or a yield maintenance period) will conform to any particular CPR, (ii) all the Mortgage Loans will prepay in accordance with the assumptions at the same rate, or (iii) Mortgage Loans that are in a Lock-out Period or yield maintenance period will not prepay as a result of involuntary liquidations upon default or otherwise. A "yield maintenance period" is any period during which a Mortgage Loan provides that voluntary prepayments be accompanied by a Prepayment Premium calculated on the basis of a yield maintenance formula.

      The tables set forth below have been prepared on the basis of certain assumptions as described below regarding the characteristics of the Mortgage Loans that are expected to be included in the Mortgage Pool as described under "DESCRIPTION OF THE MORTGAGE POOL" herein and the performance thereof. The tables assume, among other things, that: (i) as of the date of issuance of the Regular Certificates, the Mortgage Loans (except as set forth herein) provide for a Monthly Payment of principal and interest that would fully amortize the remaining principal balance of such Mortgage Loan using the Monthly Payments in the amounts set forth in Annex A hereto, commencing on the first day of the month immediately following the month in which such issuance occurs, with, if such Mortgage Loan is a Balloon Loan, the Monthly Payments in the amounts set forth in Annex A hereto and a principal payment in the amount that would reduce the principal balance of such Balloon Loan to zero on the maturity date set forth in Annex A; (ii) the Mortgage Loan Seller will not repurchase any Mortgage Loan and none of the Master Servicer, the Depositor or the holders of the Class R-I Certificates exercises its option to purchase Mortgage Loans and thereby cause a termination of the Trust Fund; (iii) there are no delinquencies or Realized Losses on the Mortgage Loans; (iv) no Prepayment Premiums are paid with respect to any Mortgage Loan; (v) payments on the Certificates will be made on the 25th day of each month, commencing in _________________________ (notwithstanding that any such day is not a Business Day); (vi) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund other than the Servicing Fee; (vii) the Regular Certificates will be purchased on the Closing Date; (viii) that no defaults occur with respect to any of the Mortgage Loans; (ix) that all of the Mortgage Loans accrue interest based upon a 360-day year composed of twelve 30-day months; [(x) that all Mortgage Loans that have a maturity date other than the first day of a month make their final payment on the first day of the month following the month of maturity; (xi) that the number of scheduled payments for each

Newly Originated Mortgage Loan is equal to the actual number of payments plus one, with the first such payment consisting of interest only and the remaining payments consisting of principal and interest; and (xii) that with respect to Loan #__, the stated interest rate does not adjust at any time during the term of such Mortgage Loan.]

      The  actual  performance  of the  Mortgage  Loans  will  differ  from  the assumptions used in calculating the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. Any difference between such assumptions and the actual performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Balance outstanding over time and the weighted average lives of the Classes of Regular Certificates.

      Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average life of each Class of Regular Certificates, and set forth the percentages of the initial Certificate Balance or Notional Balance of each such Class of Regular Certificates that would be outstanding after each of the Distribution Dates shown based on the assumptions described above and the following additional assumptions for each of the designated scenarios (the "Scenarios"). In the case of Scenario 1, it was assumed that none of the Mortgage Loans prepay prior to their maturity date and that there are no defaults. In the case of Scenario 2, the prepayment assumptions set forth in Scenario 1 were assumed and it was further assumed that the Trust Fund will be terminated pursuant to an auction on the Distribution Date occurring in ______________. In the case of Scenario 3 and Scenario 4, it was assumed that the Mortgage Loans prepay prior to their maturity date at a rate equal to 2% CPR and 4% CPR, respectively, and that there are no defaults and that it was further assumed that the Trust Fund will be terminated pursuant to an auction on the Distribution Date occurring in . See "DESCRIPTION OF THE CERTIFICATES--Auction" herein.

                                 Percentage of Initial Certificate Balance
                                           (or Notional Balance)
                                              Outstanding for
                                          Each Designated Scenario


                     Class A-1          Class A-2           Class B
                     Scenario            Scenario             Scenario

Distribution Date    1    2    3   4    1    2    3    4    1    2    3    4
-----------------    -    -    -   -    -    -    -    -    -    -    -    -

Initial Balance
             1998
             1999
             2000
             2001
             2002
             2003
             2004
             2005
             2006
             2007
             2008
             2009
             2010
             2011
             2012
Weighted Average
Life (1)

      (1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                                 Percentage of Initial Certificate Balance
                                           (or Notional Balance)
                                              Outstanding for
                                          Each Designated Scenario


                     Class C            Class D             Class E
                     Scenario           Scenario            Scenario

Distribution Date    1    2    3   4    1    2    3    4    1    2    3    4
-----------------    -    -    -   -    -    -    -    -    -    -    -    -

Initial Balance
             1998
             1999
             2000
             2001
             2002
             2003
             2004
             2005
             2006
             2007
             2008
             2009
             2010
             2011
             2012
Weighted Average Life (1)

      (1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                                 Percentage of Initial Certificate Balance
                                           (or Notional Balance)
                                              Outstanding for
                                          Each Designated Scenario


                     Class F            Class G             Class H
                     Scenario           Scenario            Scenario

Distribution Date    1    2    3   4    1    2    3    4    1    2    3    4
-----------------    -    -    -   -    -    -    -    -    -    -    -    -

Initial Balance
             1998
             1999
             2000
             2001
             2002
             2003
             2004
             2005
             2006
             2007
             2008
             2009
             2010
             2011
             2012
Weighted Average Life (1)

      (1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                                 Percentage of Initial Certificate Balance
                                           (or Notional Balance)
                                              Outstanding for
                                          Each Designated Scenario



                     Class J            Class K             Class L-PO and
                     Scenario           Scenario            Class L-IO
                                                            Scenario

Distribution Date    1    2    3   4    1    2    3    4    1    2    3    4
-----------------    -    -    -   -    -    -    -    -    -    -    -    -

Initial Balance
             1998
             1999
             2000
             2001
             2002
             2003
             2004
             2005
             2006
             2007
             2008
             2009
             2010
             2011
             2012
Weighted Average Life (1)

      (1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                             THE POOLING AND SERVICING AGREEMENT

General

      The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of ________________, 1998 (the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent.

      The Depositor will provide to a prospective or actual holder of a Certificate without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to Commercial Mortgage Acceptance Corp., 210 West 10th Street, 6th Floor, Kansas City,
Missouri  64105,   attention:   Clarence   Krantz  at  telephone   number  (816)
___________.

Assignment of the Mortgage Loans

      On or before the Closing Date, the Depositor will assign or cause the assignment of the Mortgage Loans without recourse, to the Trustee for the benefit of the holders of Certificates. On or prior to the Closing Date, the Depositor will deliver to the Trustee, with a copy to the Master Servicer, with respect to each Mortgage Loan the following set of documents (the "Trustee Mortgage File"):

      (i) the original of the related Note, endorsed by the applicable Mortgage Loan Seller in blank in the following form: "Pay to the order of , without recourse" which the Trustee or its designee is authorized to complete and which Note and all endorsements thereof shall show a complete chain of endorsement from the Originator to the applicable Mortgage Loan Seller;

      (ii) the related original recorded Mortgage or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording, each related original recorded Assignment of Mortgage which, together with other such Assignments of Mortgage, shows a complete chain of assignment of the related Mortgage from the applicable Originator to the applicable Mortgage Loan Seller or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording and the related original Assignment of Mortgage executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located);

      (iii) if the related security agreement is separate from the Mortgage, the original security agreement or a counterpart thereof, and if the security agreement is not assigned under the Assignments of Mortgage described in clause
(ii) above, the related original assignment of such security agreement to the applicable Mortgage Loan Seller or a counterpart thereof and the related original assignment of such security agreement executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

      (iv) the acknowledgment copy of each Form UCC-1 financing statement (file stamped to show the filing or recording thereof in the applicable public filing or recording office), if any, filed or recorded with respect to personal property or fixtures constituting a part of the related Mortgaged Property, or a copy thereof in the form submitted for filing or recording, together with a copy of each Form UCC-2 or UCC-3 assignment (file stamped to show the filing or recording thereof in the applicable public filing or recording office), if any, of such financing statement which, together with other such assignments, shows a complete chain of assignment of such financing statement from the applicable Originator to the applicable Mortgage Loan Seller, or a copy thereof in the form submitted for filing or recording, and a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing or recording information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for filing or recording in the filing or recording office in which such financing statement was filed);

      (v) the related original of the Loan Agreement, if any, relating to such Mortgage Loan or a counterpart thereof;

      (vi) the related original lender's title insurance policy (or the original pro forma or specimen title insurance policy or a marked, redated and recertified commitment for lender's title insurance policy), together with any endorsements thereto;

      (vii) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original recorded Assignment of Leases, Rents and Profits or a copy thereof certified by the related title insurance company, public recording office, or closing agent to be in the form in which executed or submitted for recording, each related original recorded reassignment of such instrument, if any, which, together with other such reassignments, shows a complete chain of assignment of such instrument from the applicable Originator to the applicable Mortgage Loan Seller or a copy thereof certified by the related title insurance company or closing agent to be in the form in which executed or submitted for recording and the related original reassignment of such instrument, if any, executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located) (any of which reassignments, however, may be included in a related Assignment of Mortgage and need not be a separate instrument);

      (viii) the original or a counterpart of each environmental warranty or indemnity agreement, if any, with respect to such Mortgage Loan;

      (ix) if any related assignment of contracts is separate from the Mortgage, the original assignment of contracts or a counterpart thereof, and if the assignment of contracts is not assigned under the Assignments of Mortgage described in clause (ii) above, the related original reassignment of such instrument to the applicable Mortgage Loan Seller or a counterpart thereof and the related original reassignment of such instrument executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

      (x) with respect to the related Reserve Accounts, if any, a copy of the original of any separate agreement with respect thereto between the related borrower and the Originator;

      (xi) the original of any other written agreement, instrument or document securing such Mortgage Loan, including, without limitation, originals of any guaranties with respect to such Mortgage Loan or the original letter of credit, if any, with respect thereto, together with any and all amendments thereto, including, without limitation, any amendment which entitles the Master Servicer to draw upon such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, and the original of each instrument or other item of personal property given as security for a Mortgage Loan possession of which by a secured party is necessary to a secured party's valid, perfected, first priority security interest therein, together with all assignments or endorsements thereof necessary to entitle the Master Servicer to enforce a valid, perfected, first priority security interest therein on behalf of the Trustee for the benefit of the Certificateholders;

      (xii) with respect to the related Reserve Accounts, if any, the acknowledgment copy of each UCC-1 financing statement (file stamped to show the filing thereof in the applicable public filing office), if any, filed with respect to the applicable Originator's security interest in such Reserve Accounts and all funds contained therein, or a copy thereof in the form submitted for filing, together with a copy of each Form UCC-2 or UCC-3 assignment (file stamped to show the filing thereof in the applicable public filing office), if any, of such financing statement which assignment, together will all other such assignments, shows a complete chain of assignment of such financing statement from the applicable Originator to the applicable Mortgage Loan Seller, or a copy thereof in the form submitted for filing, and a copy of each Form UCC-2 or UCC-3 assignment, if any, (file stamped to show the filing thereof in the applicable public filing office) of such financing statement executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for filing in the filing office in which such financing statement was filed);

      (xiii) the original of each assumption, consolidation or substitution agreement, if any, with evidence of recording thereon, where appropriate (or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording);

      (xiv) if any document or instrument described above is signed by an attorney in fact or similar agent on behalf of the related borrower or another party, the original of the applicable power of attorney or a counterpart thereof; and

      (xv) originals or copies of any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing.

If the Depositor cannot deliver any original or certified recorded document described above on the Closing Date, the Depositor will use its best efforts to deliver (or cause to be delivered) such original or certified recorded documents within 45 days from the Closing Date (subject to delays attributable to the failure of the appropriate recording office to return such documents, in which case the Depositor will deliver such documents promptly upon receipt thereof). The Trustee is obligated to review the Trustee Mortgage File for each Mortgage Loan within 45 days after the later of delivery or the Closing Date and report any missing documents or certain types of defects therein to the Depositor.

      The Master Servicer will hold all remaining Mortgage Loan Documents and all other documents related to each Mortgage Loan, including copies of any management agreements, ground leases, appraisals, surveys, environmental reports and similar documents and any other written agreements relating to each Mortgage Loan (collectively, the "Master Servicer Mortgage File" and together with the Trustee Mortgage File, the "Mortgage File") in trust for the benefit of the Trustee on behalf of Certificateholders. The legal ownership of all records and documents with respect to each Mortgage Loan prepared by or that come into the possession of the Master Servicer will immediately vest in the Trustee, in trust for the benefit of Certificateholders.

Servicing of the Mortgage Loans; Collection of Payments

      The Pooling and Servicing Agreement will require the Master Servicer and the Special Servicer to service and administer the Mortgage Loans (or in the case of the Special Servicer, the Specially Serviced Mortgage Loans and REO Mortgage Loans) on behalf of the Trust Fund solely in the best interests of and for the benefit of all of the Certificateholders and the Trustee in accordance with the terms of the Pooling and Servicing Agreement and the Mortgage Loans. In furtherance of and to the extent consistent with the foregoing, except to the extent that the Pooling and Servicing Agreement provides for a contrary specific course of action, each of the Master Servicer and the Special Servicer will be required to service and administer the Mortgage Loans (x) in the same manner in which, and with the same care, skill, prudence and diligence with which it services and administers similar mortgage loans for other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers used with respect to loans comparable to the Mortgage Loans or (y) in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans which it owns, whichever standard of care is higher, and taking into account its other obligations under the Pooling and Servicing Agreement, but without regard to (i) any other relationship that the Master Servicer, the Special Servicer, any sub-servicer or any affiliate of the Master Servicer, the Special Servicer or any sub-servicer may have with the borrowers or any affiliate of such borrowers; (ii) the ownership of any Certificate by the Master Servicer, the Special Servicer or any affiliate of either; (iii) the Master Servicer's, the Trustee's or the Fiscal Agent's obligations, as applicable, to make Advances or to incur servicing expenses with respect to the Mortgage Loans; (iv) the Master Servicer's, the Special Servicer's or any sub-servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction; or (v) the ownership, servicing or management for others by the Master Servicer, the Special Servicer or any sub-servicer of any other mortgage loans or property. Each of the Master Servicer and the Special Servicer will be permitted, at its own expense, to employ sub-servicers, agents or attorneys in performing any of its obligations under the Pooling and Servicing Agreement, but will not thereby be relieved of any such obligation, and will be responsible for the acts and omissions of any such sub-servicers, agents or attorneys. The Pooling and Servicing Agreement will provide, however, that neither the Master Servicer nor the Special Servicer, nor any of their directors, officers, employees or agents, will have any liability to the Trust Fund or the Certificateholders for taking any action or refraining from taking an action in good faith or for errors in judgment. The foregoing provision would not protect the Master Servicer, the Special Servicer or such person for the breach of any of the Master Servicer's or Special Servicer's respective representations or warranties in the Pooling and Servicing Agreement, or against any specific liability imposed on the Master Servicer or the Special Servicer for a breach of the servicing standards set forth in the Pooling and Servicing Agreement, any liability by reason of willful misfeasance, misrepresentation, bad faith, fraud or negligence in the performance of its duties or by reason of its negligent disregard of obligations or duties under the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement will require the Master Servicer and the Special Servicer to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and to follow collection procedures as are consistent with the servicing standard under the Pooling and Servicing Agreement. Consistent with the above, the Master Servicer or the Special Servicer, as applicable, may, in its discretion, waive any late payment charge or penalty fee in connection with any delinquent Monthly Payment or Balloon Payment with respect to any Mortgage Loan.

Collection Activities

      The Master Servicer proactively seeks to identify and cure potential delinquencies. The Master Servicer monitors the performance of all loans, including tracking of the status of outstanding payments due, grace periods and due dates, and the calculation and assessment of late fees. All collection activity is fully automated. The Master Servicer has created a customized collection system that downloads all current loan information from the servicing system on a daily basis. A variety of delinquency reports are regularly prepared, and a series of delinquency notice letters is system-generated and mailed. Payment reminder letters are automatically generated and mailed to borrowers at 10 days past due; more strongly worded collection letters are sent at 30 and 60 days past due. Higher-risk mortgage loans, such as those with a large principal balance or chronic delinquency are flagged on the system and the borrower receives a telephone call rather than a letter. A delinquent Mortgage Loan will be transferred to the Special

Servicer upon such Mortgage Loan becoming a Specially Serviced Mortgage Loan. See "--Special Servicing" herein.

Advances

      Subject to the limitations described below, the Master Servicer will be obligated to advance (each such amount, a "P&I Advance"), on the Business Day preceding each Distribution Date (the "Remittance Date"), an amount equal to the total or any portion of the Monthly Payment on a Mortgage Loan that was delinquent  as of the close of  business  on the  Business  Day  preceding  such
Remittance Date or, in the event of a default in the payment of a Balloon Payment, the Assumed Scheduled Payment with respect to the related Balloon Loan, unless the Master Servicer determines that any such advance would be a nonrecoverable Advance and delivers to the Trustee an officer's certificate and accompanying documentation related to a determination of nonrecoverability as required by the Pooling and Servicing Agreement. In the event any Mortgage Loan becomes a Seriously Delinquent Loan, the Special Servicer will order an Updated Appraisal of the related Mortgaged Property and upon receipt of such Updated Appraisal the Master Servicer will determine the amount (the "Anticipated Loss") equal to the excess, if any, of (i) the sum of (w) the Scheduled Principal Balance of such Mortgage Loan as of the immediately preceding Determination Date, (x) to the extent not previously advanced by the Master Servicer, the Trustee or the Fiscal Agent, all accrued and unpaid interest on such Mortgage Loan at a per annum rate equal to the related Mortgage Rate, (y) all unreimbursed Advances with respect to such Mortgage Loan with interest thereon at the Advance Rate, and (z) to the extent not previously advanced by the Master Servicer, the Trustee or the Fiscal Agent, all currently due but unpaid real estate taxes and assessments, insurance premiums, and, if applicable, ground rents and a good faith estimate of any expenses relating to uncontested foreclosure, realization and liquidation of such Mortgaged Property, over (ii) an amount equal to 90% of the appraised value of the related Mortgaged Property as reflected in the Updated Appraisal thereof; provided, however, that in the event the Updated Appraisal has not been received within 60 days after the Special Servicer has ordered such appraisal, the Anticipated Loss will be equal to 40% of the Scheduled Principal Balance of the Seriously Delinquent Loan; provided, further that promptly upon its receipt of such appraisal, the Master Servicer will recalculate the Anticipated Loss. Upon determination of the Anticipated Loss with respect to any Seriously Delinquent Loan, the amount of any P&I Advance required to be made with respect to such Seriously Delinquent Loan on any Distribution Date will be an amount equal to the product of (A) the amount of the P&I Advance that would be required to be made in respect of such Seriously Delinquent Loan without regard to the application of this sentence, multiplied by (B) a fraction, the numerator of which is equal to the Scheduled Principal Balance of such Mortgage Loan as of the immediately preceding Determination Date less the Anticipated Loss and the denominator of which is such Scheduled Principal Balance. A "Seriously Delinquent Loan" is any Mortgage Loan as to which an Updated Appraisal has been ordered with respect to the related Mortgaged Property. See "--Realization Upon Mortgage Loans--Appraisals for Specially Serviced Mortgage Loans" herein. A Mortgage Loan will cease to be a Seriously Delinquent Loan in the event such Mortgage Loan is no longer a Specially Serviced Mortgage Loan pursuant to the terms of the Pooling and
Servicing Agreement and as to which the related Mortgagor has made 12 consecutive timely Monthly Payments by their respective Due Dates since the date on which such Mortgage Loan became a Seriously Delinquent Loan.

      In addition to P&I Advances, the Master Servicer will also be obligated (subject to the limitations described herein) to make cash advances ("Property Advances," and together with P&I Advances, "Advances") to pay (i) certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title to, or management of, REO Property or the sale of defaulted Mortgage Loans or REO Properties, (ii) delinquent real estate taxes, assessments and hazard insurance premiums and (iii) to cover other similar costs and expenses necessary to protect and preserve the security of the related Mortgage.

      If the Master Servicer fails to fulfill its obligation to make any required Advance, the Trustee, acting in accordance with the servicing standard, will be required to make the Advance subject to its determination of recoverability. If the Trustee fails to make any such required Advance, the Fiscal Agent will be required to make the Advance, subject to its determination of recoverability. Both the Trustee and the Fiscal Agent will be entitled to rely conclusively on any non-recoverability determination of the Master Servicer. See "--The Trustee" and "--The Fiscal Agent" below.

      The obligation of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, to make Advances with respect to any Mortgage Loan pursuant to the Pooling and Servicing Agreement will continue through the foreclosure of such Mortgage Loan and until the liquidation of the Mortgage Loan or related Mortgaged Properties. Advances are intended to provide a limited amount of liquidity, not to guarantee or insure against losses. None of the Master Servicer, the Trustee or the Fiscal Agent will be required to make any Advance that it determines (based on, among other things, an Updated Appraisal) in its good faith business judgment will not be recoverable by the Master Servicer, the Trustee or the Fiscal Agent, as applicable, out of related late payments, Insurance Proceeds, Liquidation Proceeds and certain other collections with respect to the Mortgage Loan as to which such Advances were made. To the extent that any borrower is not obligated under its Mortgage Loan documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Special Servicer that forgives loan payments or other amounts that the Master Servicer, the Trustee or the Fiscal Agent previously advanced, and the Master Servicer, the Trustee or the Fiscal Agent determines that no other source of payment or reimbursement for such Advances is available to it, such Advances will be deemed to be nonrecoverable; provided, however, in connection with the foregoing, the Master Servicer, the Trustee or the Fiscal Agent will provide an officer's certificate as described below. In addition, if the Master Servicer, the Trustee or the Fiscal Agent, as applicable, determines that any Advance previously made will not be recoverable from the foregoing sources, then the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimburse itself for such Advance, plus interest thereon, out of amounts on deposit in the Collection Account prior to distributions on the Certificates. Any such judgment or determination must be evidenced by an officer's certificate delivered to the Trustee (or, in the case of the Trustee or the Fiscal Agent, the Depositor) setting forth such judgment or determination of nonrecoverability and the procedure and considerations of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, forming the basis of such determination, which will include a copy of the Updated Appraisal and any other information or reports obtained by the Master Servicer, the Trustee or the Fiscal Agent, such as property operating statements, rent rolls, property inspection reports, engineering reports and other documentation which may support such determinations.

      The Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimbursement for any Advance equal to the amount of such Advance from (i) any collections on or in respect of the particular Mortgage Loan or REO Property with respect to which each such Advance was made or (ii) upon determining that such Advance is not recoverable in the manner described in the preceding paragraph, from any other amounts from time to time on deposit in the Collection Account.

      The Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to receive interest at a rate equal to the Prime Rate (as published in The Wall Street Journal, or if The Wall Street Journal is no longer published, The New York Times, from time to time), (the "Advance Rate") on its outstanding Advances and will be authorized to pay itself such interest from general collections with respect to all of the Mortgage Loans prior to any payment to holders of Certificates. If the interest on such Advance is not offset by Default Interest a shortfall will result which generally will result in a Class Interest Shortfall for the most subordinate Class then outstanding.

Accounts

      Collection Account. The Master Servicer will, pursuant to the Pooling and Servicing Agreement, establish and maintain a segregated account or accounts (the "Collection Account") into which it will be required to deposit, within one Business Day of receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans: (i) all payments on account of principal on the Mortgage Loans, including the principal component of Unscheduled Payments on the Mortgage Loans; (ii) all payments on account of interest and Default Interest on the Mortgage Loans and the interest portion of all Unscheduled Payments and all Prepayment Premiums; (iii) any amounts required to be deposited by the Master Servicer in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account and in connection with Prepayment Interest Shortfalls; (iv) (x) all Net REO Proceeds transferred from an REO Account and (y) all Condemnation Proceeds, Insurance Proceeds and Net Liquidation Proceeds not required to be applied to the restoration or repair of the related Mortgaged Property; (v) any amounts received from borrowers that represent recoveries of Property Advances; and (vi) any other amounts required by the provisions of the Pooling and Servicing Agreement to be deposited into the Collection Account by the Master Servicer or the Special Servicer, including, without limitation, proceeds of any purchase or repurchase of a Mortgage Loan as described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase," "THE POOLING AND SERVICING AGREEMENT--Realization Upon Mortgage Loans" and "DESCRIPTION OF THE CERTIFICATES--Early Termination" and "--Auction" herein.

      The foregoing requirements for deposits in the Collection Account will be exclusive, and any payments in the nature of late payment charges, late fees, NSF check charges, assumption fees, loan modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Master Servicer and, to the extent permitted by applicable law, the Master Servicer or the Special Servicer, as applicable, will be entitled to retain any such charges and fees received with respect to the Mortgage Loans. In the event that the Master Servicer deposits into the Collection Account any amount not required to be deposited therein, the Master Servicer may at any time withdraw such amount from the Collection Account.

      Distribution Account. The Trustee will, pursuant to the Pooling and Servicing Agreement, establish and maintain a segregated account or accounts (the "Distribution Account") in the name of the Trustee for the benefit of the holders of Certificates. With respect to each Distribution Date, the Master Servicer will deposit in the Distribution Account, to the extent of funds on deposit in the Collection Account, on or before the Remittance Date an aggregate amount of immediately available funds equal to the Available Funds plus (i) any Prepayment Premiums received by the Master Servicer during the related Collection Period and (ii) Default Interest received with respect to a Mortgage Loan that is in default with respect to its Balloon Payment. To the extent not included in Available Funds, the Master Servicer will remit to the Trustee all P&I Advances for deposit into the Distribution Account on the related Remittance Date. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein.

      The Collection Account and the Distribution Account will be held in the name of the Trustee (or, in the case of the Collection Account, the Master Servicer on behalf of the Trustee) on behalf of the holders of Certificates and the Trustee (and, in the case of the Collection Account, the Master Servicer) will be authorized to make withdrawals therefrom. Each of the Collection Account and the Distribution Account will be either (i) a segregated account or accounts maintained with either a federally or state-chartered depository institution or trust company (a) the short term unsecured debt obligations of which are rated at least "______" by _______ or the long term unsecured debt obligations of which (or of such institution's parent holding company) are rated at least "___" by _____ and (b) the short term unsecured debt obligations of which are rated at least "___" by _______ and the long term unsecured debt obligations of which (or of such institution's parent holding company) are rated at least "___" by
_______
or (ii) a segregated trust account or accounts maintained with a federally or state chartered depository institution or trust company acting in its fiduciary capacity, having, in either case, a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and subject to regulations regarding fiduciary funds or deposit substantially similar to 12 CFR 9.10(b), or otherwise confirmed in writing by each of the Rating Agencies that the maintenance of such account and subject to regulations regarding fiduciary funds on deposit substantially similar to 12 CFR 9.10(b), will not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates (an "Eligible Bank"). Amounts on deposit in such accounts may be invested in certain United States government securities and other investments specified in the Pooling and Servicing Agreement ("Permitted Investments"). See "DESCRIPTION OF THE CERTIFICATES--Accounts" in the Prospectus for a listing of Permitted Investments.

Withdrawals from the Collection Account

      The Master Servicer may make withdrawals from the Collection Account for the following purposes: (i) to remit on or before each Remittance Date to the Distribution Account an amount equal to Available Funds and any Prepayment Premiums for such Distribution Date; (ii) to pay or reimburse the Master Servicer, the Trustee or the Fiscal Agent, as applicable, for Advances made by it and interest on Advances; provided, however, that the Master Servicer's right to reimburse itself for items described in this clause (ii) is limited as described herein under "--Advances"; (iii) to pay to the Master Servicer, the Trustee or the Fiscal Agent any unpaid interest with respect to any Advance;
(iv) to pay (a) on or before each Remittance Date, to the Master Servicer and Special Servicer the unpaid fee portion of the servicing compensation to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loan, (b) from time to time, to the Master Servicer any interest or investment income earned on funds deposited in the Collection Account, (c) to the Master Servicer as additional servicing compensation any Prepayment Interest Surplus received in the preceding Collection Period and (d) to the Master Servicer or the Special Servicer, as applicable, any other amounts constituting additional servicing compensation; (v) to pay on or before each Distribution Date to the Depositor, the applicable Mortgage Loan Seller or other purchaser with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to the Pooling and Servicing Agreement, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined; (vi) to the extent not reimbursed or paid pursuant to any of the above clauses, to reimburse or pay the Master Servicer, the Special Servicer, the Trustee, the Depositor and/or the Fiscal Agent, as applicable, for certain other unreimbursed expenses incurred by or on behalf of such person pursuant to and to the extent reimbursable under the Pooling and Servicing Agreement and to satisfy any indemnification obligations of the Trust Fund under the Pooling and Servicing Agreement; (vii) to pay to the Trustee amounts requested by it to pay taxes on certain net income with respect to REO Properties; (viii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and (ix) to clear and terminate the Collection Account pursuant to a plan for termination and liquidation of the Trust Fund.

Enforcement of "Due-on-Sale" and "Due-on-Encumbrance" Clauses

      The Master Servicer or the Special Servicer, as applicable, will be obligated to enforce the Trustee's rights under the "due-on-sale" clause in the related Mortgage Loan documents to accelerate the maturity of the related Mortgage Loan, unless such provision is not enforceable under applicable law or such enforcement is reasonably likely to result in meritorious legal action by the related borrower or to the extent the Master Servicer or the Special Servicer, as applicable, acting in accordance with the servicing standard described herein, determines that such enforcement is not in the best interests of the Trust Fund. A "due-on-sale" or "due-on-encumbrance" clause may, under certain circumstances, be unenforceable against a borrower that is a debtor in a case under the Bankruptcy Code.

      If applicable law prohibits the enforcement of a "due-on-sale" clause or the Master Servicer or Special Servicer is (i) otherwise prohibited from taking such action as described in the preceding paragraph or (ii) determines that such enforcement is not in the best interests of the Trust Fund and, as a consequence, a Mortgage Loan is assumed, (x) the original borrower may be released from liability for the unpaid principal balance of the related Mortgage Loan and interest thereon at the applicable Mortgage Rate during the remaining term of such Mortgage Loan, (y) the Master Servicer may accept payments in respect of the Mortgage Loan from the new owner of the Mortgaged Property and
(z) the Master Servicer or the Special Servicer, as applicable, may enter into an assumption agreement with a new purchaser whereby the new owner of the Mortgaged Property will be substituted as the borrower and the original borrower released, so long as (to the extent permitted by law) the new owner satisfies the underwriting requirements customarily imposed by the Master Servicer or the Special Servicer, as applicable, as a condition to its approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan. In the event a Mortgage Loan is assumed as described in the preceding sentences, the Trustee, the Master Servicer and the Special Servicer, will not permit any modification of such Mortgage Loan other than as described below under "--Amendments, Modifications and Waivers." The Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any assumption fees paid by the original borrower or the new owner in connection with such assumption. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions--Due-on-Sale Provisions" in the Prospectus. A new owner of the Mortgaged Property may be substituted or a junior or senior lien allowed on the Mortgaged Property, without the consent of the Master Servicer, the Special Servicer or the Trustee in a bankruptcy proceeding involving the Mortgaged Property.

      If any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms (i) provides that such Mortgage Loan will (or may at the related mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on such Mortgaged Property or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on such Mortgaged Property, then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or the Special Servicer, as applicable, on behalf of the Trust Fund, will enforce such provision and in connection therewith will (x) accelerate the payments due on such Mortgage Loan or (y) withhold its consent to the creation of any such lien or other encumbrance, as applicable, except, in each case, to the extent that the Master Servicer or the Special Servicer, as applicable, acting in accordance with the applicable servicing standard, determines that such enforcement would not be in the best interests of the Trust Fund. Notwithstanding the foregoing, the Master Servicer or the Special Servicer, as applicable, may forbear from enforcing any "due-on-encumbrance" provision in connection with any junior or senior lien on the Mortgaged Property imposed in connection with any bankruptcy proceeding involving the Mortgaged Property.

Inspections

      The Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans or REO Property) will be required (at its own expense) to inspect each Mortgaged Property at least once every two years (or, if the related Mortgage Loan has a then current principal balance greater than $2,000,000, then at least once every year). The Master Servicer and the Special Servicer will each prepare or cause to be prepared as soon as reasonable possible a written report of each such inspection and will deliver a copy of such report to the Trustee with 10 days after the preparation thereof.

Realization Upon Mortgage Loans

      Appraisals for Specially Serviced Mortgage Loans. Contemporaneously with the earliest to occur of (i) the effective date of any modification of the stated maturity, Mortgage Rate, principal balance or amortization terms of any Specially Serviced Mortgage Loan or other "significant" modification (as defined in Section 1001 of the Code) of any Mortgage Loan, as to which a default has occurred or is reasonably foreseeable, (ii) the date 90 days after the occurrence of any uncured payment delinquency, (iii) the appointment of a receiver in respect of a Mortgaged Property or (iv) the date a Mortgaged Property becomes an REO Property, the Special Servicer will promptly order an Updated Appraisal of the Mortgaged Property or REO Property, as the case may be, except to the extent such appraisal had been previously obtained within the prior twelve months. In addition, the Special Servicer will promptly order a new Updated Appraisal or an update from the prior Updated Appraisal in the event any Mortgage Loan is a Seriously Delinquent Loan and such prior Updated Appraisal is more than twelve months old. An "Updated Appraisal" is (i) with respect to any Mortgage Loan with an outstanding principal balance in excess of $1,500,000, an appraisal of the related Mortgaged Property conducted in accordance with MAI standards from an independent appraiser who is a member of the Appraisal Institute with 5 years of experience reviewing similar property and (ii) an internal property valuation performed by the Special Servicer in accordance with the servicing standard set forth in the Pooling and Servicing Agreement or an appraisal performed by an independent appraiser with respect to any Mortgage Loan with an outstanding principal balance equal to or less than $1,500,000.

      Following a default in the payment of a Balloon Payment, the Special Servicer may grant any number of successive extensions, provided, however, that the Special Servicer may not grant any extension that extends the maturity date of any Mortgage Loan beyond the Rated Final Distribution Date.

      Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans. In connection with any foreclosure or other acquisition, any costs and expenses incurred in any such proceedings will be advanced by the Master Servicer as a Property Advance, unless the Master Servicer determines that such Advance would constitute a nonrecoverable Advance.

      If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state in which the Mortgaged Property is located, the Special Servicer will not be required to pursue a deficiency judgment against the related borrower, or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an officer's certificate delivered to the Trustee.

      Notwithstanding any provision to the contrary, the Special Servicer will not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and will not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the holders of Certificates, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of, such Mortgaged Property within the meaning of CERCLA or any comparable law, unless the Special Servicer has previously determined, based on an updated environmental assessment report prepared by an independent person who regularly conducts environmental audits, that: (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith and (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such hazardous materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed-in-lieu of foreclosure, the deed or certificate of sale will be issued to the Trustee, or to its nominee (which shall not include the Master Servicer or the Special Servicer) or a separate trustee or co-trustee on behalf of the Trustee as the holder of the REMIC I Certificates and the holders of Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan will be considered to be a Mortgage Loan held in the Trust Fund until such time as the related REO Property is sold by the Trust Fund and will be reduced by Net REO Proceeds allocated to principal.

      If the Trust Fund acquires a Mortgaged Property by foreclosure or deed-in-lieu of foreclosure upon a default of a Mortgage Loan, the Pooling and Servicing Agreement will provide that the Special Servicer must administer such Mortgaged Property so that it qualifies at all times as "foreclosure property" within the meaning of Code Section 860G(a)(8). The Pooling and Servicing Agreement will also require that any such Mortgaged Property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such Mortgaged Property, unless the Special Servicer provides the Trustee with an opinion of counsel that the operation and management of the Mortgaged Property other than through an independent contractor will not cause such Mortgaged Property to fail to qualify as "foreclosure property" (which opinion will be an expense of the Trust Fund). Generally, REMIC I will not be taxable on income received with respect to the Mortgaged Property to the extent that it constitutes "rents from real property," within the meaning of Code Section 856(c)(3)(A) and Treasury regulations thereunder. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the Mortgaged Properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings that are of a similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the Mortgaged Properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a Mortgaged Property owned by the Trust Fund, presumably allocated based on the value of any non-qualifying services, would not constitute "rents from real property." In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a Mortgaged Property owned by REMIC I, including but not limited to a skilled nursing care business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to REMIC I at the highest marginal federal corporate rate (currently 35%; however, phase out rates of 39% for taxable income between $100,000 and $335,000 and 38% for taxable income between $15,000,000 and $18,333,333 apply) and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the Net REO Proceeds available for distribution to holders of Certificates. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC and its Holders," "--Taxation of Regular Interests," "--Taxation of the REMIC" and "--Taxation of Holders of Residual Certificates" in the Prospectus.

      The Special Servicer may offer to sell to any person any Specially Serviced Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with the servicing standards set forth in the Pooling and Servicing Agreement, that no satisfactory arrangements can be made for collection of delinquent payments thereon and such a sale would be in the best economic interests of the Trust Fund, but will, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in the Pooling and Servicing Agreement, including extensions thereof. The Special Servicer will give the Trustee not less than 10 Business Days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer will accept any offer received from any person that is determined by the Special Servicer to be a fair price for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is not an Interested Person, or is determined to be such a price by the Trustee (which may be based upon updated independent appraisals received by the Trustee or the Special Servicer, as applicable), if the highest offeror is an Interested Person; provided, however, that any offer by an Interested Person in the amount of the Repurchase Price shall be deemed to be a fair price. "Interested Person" means the Depositor, the Master Servicer, the Special Servicer, the Trustee, any borrower or property manager of a Mortgaged Property, an independent contractor engaged by the Special Servicer to manage or operate an REO Property or any affiliate of any of the foregoing. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its affiliates may offer for or purchase any Specially Serviced Mortgage Loan or any REO Property. In addition, the Special Servicer may accept an offer that is not the highest offer if it determines, in accordance with the servicing standard stated in the Pooling and Servicing Agreement, that acceptance of such offer would be in the best interests of the holders of Certificates (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable).

Amendments, Modifications and Waivers

      Neither the Master Servicer nor the Special Servicer may modify, amend, waive or otherwise consent to the change of the stated maturity date of any Mortgage Loan, the payment of principal of, or interest or Default Interest on, any Mortgage Loan, or any other term of a Mortgage Loan, unless (i) such modification, amendment, waiver or consent is not a "significant modification" under Section 1001 of the Code, (ii) to the extent such modification, amendment, waiver or consent would constitute a "significant modification" under Section 1001 of the Code, such Mortgage Loan is in default or a default with respect thereto is reasonably foreseeable or (iii) such modification, amendment, waiver or consent is permitted under "--Realization Upon Mortgage Loans--Appraisals for Specially Serviced Mortgage Loans" herein. Neither Master Servicer nor the Special Servicer may agree to any retroactive modification, amendment, waiver or consent.

The Trustee

     ________________________,  a  ________________________  with its  principal offices in ____________, ________________, will act as Trustee pursuant to the Pooling and Servicing Agreement. The Trustee's corporate trust office is located at ------------------------------------.

      The Trustee may resign at any time by giving written notice to the Depositor, the Master Servicer, the Special Servicer and the Rating Agencies. Upon such notice of the Trustee's resignation, the Fiscal Agent will also be deemed removed and, accordingly, the Master Servicer will appoint a successor trustee, which appointment of successor trustee will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by the Rating Agencies to any Class of the Certificates as confirmed in writing by each of the Rating Agencies, and a successor fiscal agent, which, if the successor trustee is not rated by each Rating Agency in one of its two highest long-term unsecured debt rating categories, will be confirmed in writing by each of the Rating Agencies that such appointment of such successor fiscal agent will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. If no successor trustee and successor fiscal agent is appointed within 30 days after the giving of such notice of resignation, the resigning Trustee and departing Fiscal Agent may petition any court of competent jurisdiction for appointment of a successor trustee and successor fiscal agent.

      The Depositor or the Master Servicer may remove the Trustee and the Fiscal Agent if, among other things, the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if at any time the Trustee or the Fiscal Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or the Fiscal Agent or its property is appointed or any public officer takes charge or control of the Trustee or the Fiscal Agent or of its property. The holders of Certificates evidencing a majority of the aggregate Voting Rights may remove the Trustee and the Fiscal Agent upon written notice to the Master Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent. Any resignation or removal of the Trustee and the Fiscal Agent and appointment of a successor trustee and, if such trustee is not rated by each Rating Agency in one of its two highest long-term unsecured debt rating categories, fiscal agent will not become effective until acceptance of the appointment by the successor trustee and, if necessary, fiscal agent.

      The "Voting Rights" assigned to each Class shall be (i) 0% in the case of the Residual Certificates, (ii) in the case of any Class of P&I Certificates, a percentage equal to the product of (x) [96%] so long as the Class X Notional Balance is greater than zero and [97%] thereafter and (y) a fraction, the numerator of which is equal to the aggregate outstanding Certificate Balance of such Class and the denominator of which is equal to the aggregate outstanding Certificate Balances of all such Classes of Certificates; (iii) in the case of the Class X Certificates, [1%] so long as the Class X Notional Balance is greater than zero, and 0% thereafter; (iv) [0.1%] in the Case of Class L-PO Certificates; and (v) [2.9%] in the case of Class L-IO Certificates. The Voting Rights of any Class of Certificates shall be allocated among holders of Certificates of such Class in proportion to their respective Percentage Interests.

      Pursuant to the Pooling and Servicing Agreement, the Trustee will be entitled to receive a monthly fee from the Master Servicer.

      The Trust Fund will indemnify the Trustee, the Fiscal Agent and their respective directors, officers, employees, agents and affiliates against any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) arising in respect of the Pooling and Servicing Agreement or the Certificates (but only to the extent that they are expressly reimbursable under the Pooling and Servicing Agreement or are unanticipated expenses incurred by the REMIC) other than those resulting from the negligence, misrepresentation, fraud, bad faith or willful misconduct of the Trustee and those for which such indemnified persons are indemnified pursuant to the last sentence of this paragraph. The Trustee will not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under the Pooling and Servicing Agreement, or in the exercise of any of its rights or powers, if in the Trustee's opinion the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Each of the Master Servicer and the Special Servicer will indemnify the Trustee, the Fiscal Agent and their respective directors, officers, employees, agents and affiliates for similar losses incurred related to the willful misconduct, fraud, misrepresentation, bad faith and/or negligence in the performance of the Master Servicer's or the Special Servicer's respective duties under the Pooling and Servicing Agreement or by reason of negligent disregard of the Master Servicer's or the Special Servicer's respective obligations and duties under the Pooling and Servicing Agreement.

Duties of the Trustee

      The Trustee, the Fiscal Agent, the Special Servicer and Master Servicer will make no representation as to the validity or sufficiency of the Pooling and Servicing Agreement, the Certificates, this Prospectus Supplement or the validity, enforceability or sufficiency of the Mortgage Loans or related documents. The Trustee and the Fiscal Agent will not be accountable for the use or application by the Depositor of any Certificates or of the proceeds of such Certificates, or for the use of or application of any funds paid to the Depositor, the Master Servicer or the Special Servicer in respect of the Mortgage Loans, or any funds deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer or the Special Servicer, other than with respect to any funds held by the Trustee.

      If no Event of Default has occurred of which the Trustee has actual knowledge and after the curing of all Events of Default that may have occurred, the Trustee will be required to perform only those duties specifically required under the Pooling and Servicing Agreement. Upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee will be required to examine such documents and to determine whether they conform on their face to the requirements of the Pooling and Servicing Agreement.

      If the Master Servicer fails to make any required Advance, the Trustee, as acting or successor Master Servicer, will be required to make such Advance to the extent that such Advance is not deemed to be nonrecoverable. The Trustee will be entitled to rely conclusively on any determination by the Master Servicer that an Advance, if made, would be nonrecoverable. The Trustee will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as the Master Servicer. See "--Advances" herein.

The Fiscal Agent

     _________________________,  a  ___________________________________________,
will act as Fiscal Agent for the Trustee and will be obligated to make any Advance required to be made, and not made, by the Trustee under the Pooling and Servicing Agreement, provided that the Fiscal Agent will not be obligated to make any Advance that it deems to be nonrecoverable. The Fiscal Agent will be entitled to rely conclusively on any determination by the Master Servicer that an Advance, if made, would not be recoverable. The Fiscal Agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as the Trustee and the Master Servicer. See "--Advances" herein.

      In the event of the resignation or removal of the Trustee, the Fiscal Agent will be entitled to resign. The initial Fiscal Agent is not obligated to act in such capacity at any time that ____________________ is not the Trustee. No resignation or removal of the Fiscal Agent will become effective until a successor fiscal agent has assumed the Fiscal Agent's obligations and duties under the Pooling and Servicing Agreement and it is confirmed in writing by each of the Rating Agencies that the appointment of such successor fiscal agent will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates.

Servicing Compensation and Payment of Expenses

      Pursuant to the Pooling and Servicing Agreement, the Master Servicer will be entitled to receive a monthly servicing fee (the "Servicing Fee") for each Mortgage Loan equal the per annum rate set forth on Annex A (the "Servicing Fee Rate") on the then outstanding principal balance of such Mortgage Loan calculated on the basis of a 360-day year consisting of twelve 30-day months. The Servicing Fee relating to each Mortgage Loan will be retained by the Master Servicer from payments and collections (including Insurance Proceeds and Liquidation Proceeds) in respect of such Mortgage Loan. The Master Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in the Reserve Accounts (to the extent consistent with applicable law and the related Mortgage Loan documents), the Collection Account and the Distribution Account, (ii) all amounts collected with respect to the Mortgage Loans (that are not Specially Serviced Mortgage Loans) in the nature of late payment charges, late fees, NSF check charges (including with respect to Specially Serviced Mortgage Loans), loan service transaction fees, extension fees, demand fees, modification fees, assumption fees, beneficiary statement charges and similar fees and charges (but not including any Prepayment Premiums so long as the Class X Notional Balance is greater than zero or Default Interest), and (iii) any Prepayment Interest Surplus (to the extent not offset against any Prepayment Interest Shortfall in accordance with the provisions of the Pooling and Servicing Agreement).

      The Master Servicer will pay all expenses incurred in connection with its responsibilities under the Pooling and Servicing Agreement (subject to reimbursement as described herein), including all fees of any sub-servicers retained by it, all fees payable to the Trustee and the various expenses of the Master Servicer specifically described herein.

Special Servicing

      Midland will be the initial Special Servicer. The Special Servicer may be removed without cause and a successor Special Servicer appointed (i) first, by the holders of the majority of the aggregate Voting Rights of the Class L-IO, Class L-PO, Class J and Class K Certificates (but only with the written consent of the Special Servicer), but only until such time as Realized Losses allocated to the Class L-PO Certificates equal or exceed 75% of the initial Certificate Balance of such Class, and (ii) thereafter, by the holders of the majority of the aggregate Voting Rights of the most subordinate Class of Certificates then outstanding which has not had Realized Losses allocated to it in excess of 50% of the initial Certificate Balance of such Class.

      Notwithstanding the foregoing, the removal of the Special Servicer and the appointment of a successor Special Servicer will not be effective until (i) the successor Special Servicer has assumed in writing all of the responsibilities, duties and liabilities of the Special Servicer under the Pooling and Servicing Agreement pursuant to an agreement satisfactory to the Trustee, and (ii) each of the Rating Agencies confirms to the Trustee in writing that such appointment and assumption will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.

      The duties of the Special Servicer relate primarily to Specially Serviced Mortgage Loans and to any REO Property. The Pooling and Servicing Agreement will define a "Specially Serviced Mortgage Loan" to include any Mortgage Loan with respect to which: (i) the related borrower is 60 or more days delinquent in the payment of principal and interest (regardless of whether in respect thereof P&I Advances have been reimbursed); (ii) the borrower under which has expressed to the Master Servicer an inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms; (iii) the Master Servicer has received notice that the borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors; (iv) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing the Mortgage Loan; (v) a default of which the Master Servicer has notice (other than a failure by the borrower to pay principal or interest) and which materially and adversely affects the interests of the Certificateholders has occurred and remained unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided, that a default requiring a Property Advance will be deemed to materially and adversely affect the interests of Certificateholders; (vi) the borrower has failed to make a Balloon Payment (except in the case where the Master Servicer and the Special Servicer agree in writing that such Mortgage Loan is likely to be paid in full within 30 days after such default); or (vii) the Master Servicer proposes to commence foreclosure or other workout arrangements; provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (a) with respect to the circumstances described in clauses (i) and (vi) above, when the borrower thereunder has brought the Mortgage Loan current (with respect to the circumstances described in clause (vi), pursuant to any workout recommended by the Special Servicer) and thereafter made three consecutive full and timely Monthly Payments, (b) with respect to the circumstances described in clauses (ii) and (iv) above, when such circumstances cease to exist in the good faith judgment of the Special Servicer and with respect to the circumstances described in clauses (iii) and (vii), when such circumstances cease to exist or (c) with respect to the circumstances described in clause (v) above, when such default is cured; provided, in any such case, that at that time no circumstance exists (as described above) that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

      Pursuant to the Pooling and Servicing Agreement, the Special Servicer will be entitled to certain fees, including a special servicing fee (the "Special Servicing Fee") equal to 1/12th of ____% on a monthly basis of the Scheduled Principal Balance of each related Specially Serviced Mortgage Loan. The Special Servicer will also receive with respect to any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated (except in connection with the repurchase of a Mortgage Loan as described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase"), in addition to the Special Servicing Fee, a disposition fee (the "Disposition Fee") equal to the product of (A) the excess, if any, of (x) the proceeds of the sale or liquidation of any Specially Serviced Mortgage Loan or REO Property over
(y) any broker's commission and related brokerage referral fees and (B) (x) ____%, if such sale or liquidation occurs prior to 12 months following the date on which the Mortgage Loan initially became a Specially Serviced Mortgage Loan or (y) ___%, if such sale or liquidation occurs upon or after the expiration of such 12-month period. Furthermore, the Special Servicer will be entitled to receive, as additional servicing compensation, a workout fee (the "Workout Fee") equal to the product of ___% and the amount of Net Collections received by the Master Servicer or the Special Servicer with respect to each Corrected Mortgage Loan. If any Corrected Mortgage Loan again becomes a Specially Serviced Mortgage Loan, any right to the Workout Fee with respect to such Mortgage Loan earned in connection with the initial modification, restructuring or workout thereof shall terminate, and the Special Servicer will be entitled to a new Workout Fee for such Mortgage Loan upon resolution or workout of the subsequent event of default under such Mortgage Loan. If the Special Servicer is terminated for any reason it will retain the right to receive any Workout Fees payable in respect of any Mortgage Loans that become Corrected Mortgage Loans during the period that it acted as Special Servicer (and the successor Special Servicer will not be entitled to any portion of such Workout Fees), in each case until the Workout Fees for any Mortgage Loan cease to be payable in accordance with this paragraph. Each of the foregoing fees, along with certain expenses related to special servicing of a Mortgage Loan, will be payable out of funds otherwise available to pay principal and interest on the Certificates. The Special Servicer will also be entitled to retain as additional servicing compensation
(i) all  investment  income  earned on amounts on deposit in any REO Account and
(ii) to the extent permitted under the related Mortgage Loan, all amounts collected with respect to the Specially Serviced Mortgage Loans in the nature of late payment charges, late fees, assumption fees, loan modification fees, extension fees. loan service transaction fees, beneficiary statement charges or similar items (but not including any Default Interest or Prepayment Premiums), in each case to the extent received with respect to any Specially Serviced Mortgage Loan and not required to be deposited or retained in the Collection Account pursuant to the Pooling and Servicing Agreement.

      "Corrected Mortgage Loan" means any Mortgage Loan that is no longer a Specially Serviced Mortgage Loan pursuant to the first proviso to the definition of the term "Specially Serviced Mortgage Loan" as a result of the curing of any event of default under such Specially Serviced Mortgage Loan through a modification, restructuring or workout entered into by the Special Servicer.

      "Net Collections" means, with respect to any Corrected Mortgage Loan, an amount equal to all payments on account of interest and principal on such Mortgage Loan and all Prepayment Premiums.

      The Special Servicer will be required to make its servicing officers available to representatives of a Consulting Certificateholder during normal business hours upon reasonable notice in order to discuss matters relating to any Specially Serviced Mortgage Loan and REO Property, except to the extent doing so is prohibited by applicable law or by any Mortgage Loan Documents. The Special Servicer may, in its sole discretion, require that an agreement governing the availability, use and disclosure of any information derived pursuant to such discussions, and which may provide indemnification to the Special Servicer for any liability or damage that may arise therefrom, be executed by the Consulting Certificateholder.

      The "Consulting Certificateholder" will be any holder of Certificates of the most subordinate Class or the next most subordinate Class then outstanding, which Classes have an aggregate Certificate Balance of at least $__________.

Reports to Certificateholders; Available Information

      Monthly Reports. On each Distribution Date, the Trustee will forward by mail to each Certificateholder, with copies to the Depositor, the Paying Agent, the Underwriter, the Master Servicer and each Rating Agency, a statement as to such distribution setting forth for each class:

      (i) the Pooled Principal Distribution Amount and the amount allocable to principal, included in Available Funds;

      (ii) The Class Interest Distribution Amount distributable to such Class and the amount of Available Funds allocable thereto, together with any Class Interest Shortfall allocable to such Class;

      (iii) The amount of any P&I Advances by the Master  Servicer,  the Trustee
or  the   Fiscal   Agent   included   in   the   amounts   distributed   to  the
Certificateholders;

      (iv) The Certificate Balance of each Class of Certificates after giving effect to the distribution of amounts in respect of the Pooled Principal Distribution Amount on such Distribution Date;

     (v) Realized Losses and their allocation to the Certificate Balance of any Class of Certificates;

     (vi) The Scheduled Principal Balance of the Mortgage Loans as of the Due Date preceding such Distribution Date;

      (vii) The number and aggregate principal balance of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) as to which foreclosure proceedings have been commenced and (E) that otherwise constitute Specially Serviced Mortgage Loans, and, with respect to each Specially Serviced Mortgage Loan, the amount of Property Advances made during the related Collection Period, the amount of the P&I Advances made on such Distribution Date, the aggregate amount of Property Advances theretofore made that remain unreimbursed and the aggregate amount of P&I Advances theretofore made that remain unreimbursed;

      (viii) With respect to any Mortgage Loan that became an REO Mortgage Loan during the preceding calendar month, the principal balance of such Mortgage Loan as of the date it became an REO Mortgage Loan;

      (ix) As of the Due Date preceding such Distribution Date, as to any REO Property sold during the related Collection Period, the date on which the Special Servicer made a Final Recovery Determination and the amount of the proceeds of such sale deposited into the Collection Account, and the aggregate amount of REO Proceeds and Net REO Proceeds (in each case other than Liquidation Proceeds) and other revenues collected by the Special Servicer with respect to each REO Property during the related

Collection Period and credited to the Collection Account, in each case identifying such REO Property by name;

      (x) The outstanding principal balance of each REO Mortgage Loan as of the close of business on the immediately preceding Due Date and the appraised value of the related REO Property per the most recent appraisal obtained;

      (xi) The amount of the servicing compensation paid to the Master Servicer with respect to such Distribution Date, and the amount of the additional servicing compensation that was paid to the Master Servicer with respect to such Distribution Date;

      (xii) The amount of any Special Servicing Fee, Disposition Fee or Workout Fee paid to the Special Servicer with respect to such Distribution Date; and

      (xiii) (A) The amount of Prepayment Premiums, if any, received during the related Collection Period, and (B) the amount of Default Interest received during the related Collection Period.

      In the case of  information  furnished  pursuant to subclauses  (i), (ii),
(iii) and (xiii)(A) above, the amounts will be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and for each Class of Certificates for a denomination of $1,000 initial Certificate Balance or Notional Balance.

      Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a holder of a Certificate (except for a Residual Certificate) a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee will be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

      On each Distribution Date, the Trustee will forward to each holder of a Residual Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates on such Distribution Date.

      Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a holder of a Residual Certificate a statement setting forth the amounts actually distributed with respect to such Certificate aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee will be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

      In addition, the Trustee will forward to each Certificateholder any additional information, if any, regarding the Mortgage Loans that the Master Servicer or the Special Servicer, in its sole discretion, delivers to the Trustee for distribution to the Certificateholders.

      Certain information made available in the Distribution Date statements referred to above may be obtained by calling _______________________ at _______________ and requesting statement number _____ or such other mechanism as the Trustee may have in place from time to time.

      Loan Portfolio Analysis System. The Master Servicer will collect and maintain information regarding the Mortgage Loans in a computerized database, which the Master Servicer currently commonly refers to as the "Loan Portfolio Analysis System" or "LPAS." The Master Servicer currently intends to provide access to LPAS via on-line telephonic communication to Certificateholders, persons identified by a Certificateholder as a prospective transferee and such other persons deemed appropriate by the Master Servicer. Information contained in LPAS regarding the composition of the Mortgage Pool and certain other information about the Mortgage Pool deemed appropriate by the Master Servicer will be updated periodically. Certificateholders should contact Brad Hauger, at telephone number (816) 435-5175, for access to LPAS.

      Other Available Information. The Master Servicer or the Special Servicer, if applicable, will promptly give notice to the Trustee, who will provide a copy to each Certificateholder, each Rating Agency, the Depositor, the Underwriter and the Mortgage Loan Seller of (a) any notice from a borrower or insurance company regarding an upcoming voluntary or involuntary prepayment (including that resulting from a Casualty or Condemnation) of all or part of the related Mortgage Loan (provided that a request by a borrower or other party for a quotation of the amount necessary to satisfy all obligations with respect to a Mortgage Loan will not, in and of itself, be deemed to be such notice); and (b) of any other occurrence known to it with respect to a Mortgage Loan or REO Property that the Master Servicer or the Special Servicer determines would have a material effect on such Mortgage Loan or REO Property, which notice will include an explanation as to the reason for such material effect (provided that any extension of the term of any Mortgage Loan will be deemed to have a material effect).

      In addition to the other reports and information made available and distributed to the Depositor, the Underwriter, the Trustee or the Certificateholders pursuant to other provisions of the Pooling and Servicing Agreement, the Master Servicer and the Special Servicer will, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to the Master Servicer or the Special Servicer, as applicable, for any liability or damage that may arise therefrom, be executed to the extent the Master Servicer or the Special Servicer, as applicable, deems such action to be necessary or appropriate), also make available any information relating to the Mortgage Loans, the Mortgaged Properties or the borrower for review by the Depositor, the Underwriter, the Trustee, the Certificateholders and any other persons to whom the Master Servicer or the Special Servicer, as the case may be, believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any documents related to a Mortgage Loan.

      The Trustee will also make available during normal business hours, for review by the Depositor, the Rating Agencies, any Certificateholder, the Underwriter, any person identified to the Trustee by a Certificateholder as a prospective transferee of a Certificate and any other persons to whom the Trustee believes such disclosure is appropriate, the following items: (i) the Pooling and Servicing Agreement, (ii) all monthly statements to Certificateholders delivered since the closing date, (iii) all annual statements as to compliance delivered to the Trustee and the Depositor and (iv) all annual independent accountants' reports delivered to the Trustee and the Depositor. The Master Servicer or the Special Servicer, as appropriate, will make available at its offices during normal business hours, for review by the Depositor, the Underwriter, the Trustee, the Rating Agencies, any Certificateholder, any person identified to the Master Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate any other persons to whom the Master Servicer or the Special Servicer, as applicable, believes such disclosure is appropriate, the following items: (i) the inspection reports prepared by or on behalf of the Master Servicer or the Special Servicer, as applicable, in connection with the property inspections conducted by the Master Servicer or the Special Servicer, as applicable, (ii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and (iii) any and all officer's certificates and other evidence delivered to the Trustee and the Depositor to support the Master Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance, in each case except to the extent doing so is prohibited by applicable laws or by any documents related to a Mortgage Loan. The Master Servicer, the Special Servicer and the Trustee will be permitted to require payment (other than from any Rating Agency) of a sum sufficient to cover the reasonable costs and expenses incurred by it in providing copies of or access to any of the above information.

      The Master Servicer will, on behalf of the Trust Fund, prepare, sign and file with the Commission any and all reports, statements and information respecting the Trust Fund that the Master Servicer or the Trustee determines are required to be filed with the Commission pursuant to Sections 13(a) or 15(d) of the 1934 Act, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Notwithstanding the foregoing, the Depositor will file with the Commission, within 15 days of the closing date, a Form 8-K together with the Pooling and Servicing Agreement.

      None of the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or other third party for inclusion in any notice or in any other report or information furnished or provided by the Master Servicer, the Special Servicer or the Trustee hereunder, and the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent will be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein, including any liability related to the inclusion of such information in any report filed with the Commission.

                          MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      For federal income tax purposes, two separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund, creating two REMICs (the "Trust REMICs"). Upon the issuance of the Offered Certificates, Morrison & Hecker L.L.P. will deliver its opinion, generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, (i) each pool of assets with respect to which a REMIC election is made will qualify as a REMIC under the Code and (ii) (a) the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L-PO and Class L-IO Certificates will be, or will represent ownership of, REMIC "regular interests" (the "Regular Certificates") and (b) the Class R-I Certificates and the Class R-II Certificates, respectively, will be the sole "residual interest" in the related REMIC.

      Because they represent regular interests, the Regular Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Holders of such Classes of Certificates will be required to include in income all interest on such Certificates in accordance with the accrual method of accounting, regardless of a Certificateholder's usual method of accounting. Except as discussed with respect to the Class X, Class F, Class G, Class H, Class J, Class K, Class L-PO and Class L-IO Certificates, the Certificates are not expected to be treated for federal income tax reporting purposes as having been issued with original issue discount ("OID"). The Class X and Class L-IO Certificates constitute interest only Classes and the Class L-PO Certificates constitute a principal only Class. These Certificates, together with the Class F, Class G, Class H, Class J and Class K Certificates, are expected to be deemed to have been issued with OID. The Trustee intends to treat the Class X and Class L-IO Certificates as having no "qualified stated
interest."  Accordingly,  the  Class  X and  Class  L-IO  Certificates  will  be considered to be issued with OID in an amount equal to the excess of all distributions of interest expected to be received thereon over their respective issue prices (including accrued interest, if any, unless the holder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date). In addition, the Class L-PO Certificates will be issued with OID in an amount equal to the excess of the initial principal balance thereof over their issue price. Any "negative" amounts of OID on the Class X or Class L-IO Certificates attributable to rapid prepayments with respect to the Mortgage Loans will not be deductible currently, but may be offset against future positive accruals of OID, if any. However, certain holders of a Class X or Class L-IO Certificate may be entitled to a loss deduction to the extent it becomes certain that such holder will not recover a portion of its basis in such Certificate. No representation is made as to the timing, amount or character of such loss, if any. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests--Interest and Acquisition Discount" and "--Losses" in the Prospectus.

      For the purposes of determining the rate of accrual of market discount, OID and premium for federal income tax purposes, it has been assumed that the Mortgage Loans will prepay at the rate of % CPR and that the Trust Fund will be terminated on the Distribution Date occurring in pursuant to the auction termination procedure described herein. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate or whether the Trust Fund will be terminated on such date. If it were ultimately determined that market discount, OID and premium should be amortized over the longer term of the Mortgage Loans disregarding the assumed termination of the Trust Fund in , the Class , Class , Class , and Class Certificates would recognize less original issue discount in the years prior to and including and the Class R-I and R-II Certificateholders would realize greater excess inclusion income in such years. Although it is unclear whether the Class , Class , Class , and Class
 Certificates will qualify as "variable rate instruments" under the OID Regulations, it will be assumed for purposes of determining the OID thereon that such Certificates so qualify. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests-Interest and Acquisition Discount" in the Prospectus.

      Certain Classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price. Holders of such Classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize any such premium. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of Regular Interests" in the Prospectus.

      Offered Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and interest (including OID, if any) on the Offered Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in property" within the meaning of Section 856(c)(3)(B) of the Code. Offered Certificates held by a domestic building and loan association will generally constitute "a regular or a residual interest in a REMIC" within the meaning of Section 7701(a)(19)(C)(xi) of the Code only in the proportion that the underlying assets of the REMIC are mortgages secured by residential property or otherwise are described in Section 7701(a)(19)(c) of the Code. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC and its Holders" in the Prospectus.

      For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC" in the Prospectus.

      DUE TO THE COMPLEXITY OF THESE RULES AND THE CURRENT UNCERTAINTY AS TO THE MANNER OF THEIR APPLICATION TO THE TRUST FUND AND CERTIFICATEHOLDERS, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX

TREATMENT OF THEIR ACQUISITION, OWNERSHIP AND DISPOSITION OF THE CERTIFICATES.

                                    ERISA CONSIDERATIONS

General

      The Subordinate Certificates may not be purchased by or transferred to (A) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or a governmental plan subject to any federal, state or local law ("Similar Law") that is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Plans"), (B) a collective investment fund in which such Plans are invested,
(C) other persons acting on behalf of any such Plan or using the assets of any such Plan or any entity whose underlying assets include plan assets by reason of a Plan's investment in the entity (within the meaning of Department of Labor Regulations Section 2510.3-101) or (D) an insurance company that is using assets of any insurance company separate account or general account in which the assets of such Plans are invested (or which are deemed pursuant to ERISA or any Similar Law to include assets of such Plans) other than an insurance company using the assets of its general account under circumstances whereby such purchase and the subsequent holding of such Certificates would not constitute or result in a prohibited transaction within the meaning of Section 406 or 407 of ERISA,
Section 4975 of the Code or a materially similar characterization under any Similar Law. Each prospective transferee of a Subordinate Certificate will be required to deliver to the Depositor, the Certificate Registrar and the Trustee,
(i) a transferee representation letter, substantially in the form of Exhibit D-2 to the Pooling and Servicing Agreement, stating that such prospective transferee is not a person referred to in clause (A), (B), (C) or (D) above, or (ii) an opinion of counsel which establishes to the satisfaction of the Depositor, the Trustee and the Certificate Registrar that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility or prohibited transaction provision of ERISA, the Code or any Similar Law, and will not constitute or result in a prohibited transaction within the meaning of Section 406 or 407 of ERISA, Section 4975 of the Code or any Similar Law, and will not subject the Master Servicer, the Special Servicer, the Depositor, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code), which opinion of counsel will not be an expense of the Trustee, the Trust Fund, the Master Servicer, the Special Servicer, the Certificate Registrar or the Depositor.

      To the extent any Subordinate Certificate is in book-entry form, the holder of the beneficial interest in such Certificate and any transferee thereof shall be deemed to have represented that it is not a person referred to in Clauses (A), (B), (C) or (D) above.

      None of the Residual Certificates may be purchased by or transferred to a Plan. Accordingly, the following discussion does not purport to discuss the considerations under ERISA or Code Section 4975 with respect to the purchase, holding or disposition of the Subordinate Certificates, or Residual Certificates.

      ERISA and the Code impose certain duties and restrictions on Plans and certain persons who perform services for Plans. For example, unless exempted, investment by a Plan in the Certificates may constitute or give rise to a prohibited transaction under ERISA or the Code. There are certain exemptions issued by the United States Department of Labor (the "Department") that may be applicable to an investment by a Plan in the Offered Certificates which are Senior Certificates, including the individual administrative exemption described below.

      Before purchasing any Offered Certificates which are Senior Certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to such purchase under the requirements of ERISA, whether the individual administrative exemption (as described below) applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory, class or other individual prohibited transaction exemption is applicable.

Certain Requirements Under ERISA

      General. In accordance with ERISA's general fiduciary standards, before investing in a Senior Certificate a Plan fiduciary should determine whether to do so is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. A Plan fiduciary should especially consider the ERISA requirement of investment prudence and the sensitivity of the return on the Certificates to the rate of principal repayments (including voluntary prepayments by the borrowers and involuntary liquidations) on the Mortgage Loans, as discussed in "YIELD AND MATURITY CONSIDERATIONS" herein.

      Parties in Interest/Disqualified Persons. Other provisions of ERISA (and corresponding provisions of the Code) prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (so-called "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). The Depositor, the Underwriters, the Master Servicer, the Special Servicer or the Trustee or certain affiliates thereof might be considered or might become "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless the administrative exemption described below or some other exemption is available. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Underwriter, the Master Servicer, the Special Servicer or the Trustee or an affiliate thereof either: (i) has discretionary authority or control with respect to the investment or management of such assets of such Plan, or (ii) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular needs of the Plan.
      The Department has published final regulations (the "Regulations") concerning whether a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as the Trust Fund) for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA, as well as for the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" (such as a Senior Certificate) in such an entity.

      Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be considered merely to include its interest in the Certificates instead of being deemed to include an interest in the underlying assets of a Trust Fund. However, the Depositor cannot predict in advance, nor can there be any continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of any class of equity interests is held by "benefit plan investors," which are defined as Plans, individual retirement accounts and employee benefit plans not subject to ERISA (for example, governmental plans and church plans), but this exception is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

Administrative Exemptions

      Individual Administrative Exemptions. The Department has granted to ____________________ ("________________") an individual administrative exemption
(Prohibited Transaction Exemption ______, _____ Fed. Reg. ______ (______, 19__), referred to herein as the "Exemption," for certain mortgage-backed and asset backed certificates underwritten in whole or in part by _______________. The Exemption might be applicable to the initial purchase, the holding and the subsequent resale by a Plan of certain certificates, such as the Senior Certificates underwritten by the Underwriter, representing interests in pass-through trusts that consist of certain receivables, loans and other obligations, provided that the conditions and requirements of the Exemption are satisfied. The loans described in the Exemption include mortgage loans such as the Mortgage Loans.

      Among the conditions that must be satisfied for the Exemption to apply are the following:

      (1) The acquisition of certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

      (2) The rights and interests evidenced by certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

     (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from any of the following: S&P, Moody's, Duff & Phelps or Fitch;

      (4) The trustee must not be an affiliate of any of the following: the Depositor, the Underwriter, the Master Servicer, the Special Servicer (if any), any obligor with respect to the Mortgage Loans included in the Trust Fund constituting more than 5% of the aggregate unamortized balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group");

      (5) The sum of all payments made to and retained by the Underwriter in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made to and retained by the depositor pursuant to the assignment of the mortgage loans to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the master servicer and any other servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

      (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the 1933 Act.

      The trust fund must also meet the following requirements:

      (a) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

      (b) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or Duff & Phelps for at least one year prior to the Plan's acquisition of the certificates pursuant to the Exemption; and

      (c) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates pursuant to the Exemption.

      If the conditions of the Exemption are met, the acquisition, holding and resale of the Senior Certificates by Plans would be exempt from the prohibited transaction provisions of ERISA and the Code (regardless of whether a Plan's assets would be considered to include an ownership interest in the Mortgage Loans in the Mortgage Pool).

      Moreover, the Exemption can provide relief from certain self-dealing/conflict-of-interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables, loans or obligations held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least 50% of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed 25% of all of the certificates of that class outstanding at the time of the acquisitions; and (iv) immediately after the acquisition no more than 25% of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or served by the same entity.

      The Exemption does not apply to the purchasing or holding of the Senior Certificates by Plans sponsored by the Trustee or any member of the Restricted Group, i.e., the Depositor, the Underwriter, the Master Servicer, the Special Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund or any affiliate of such parties.

      THE CHARACTERISTICS OF THE SUBORDINATE CERTIFICATES AND THE RESIDUAL CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, THE SUBORDINATE CERTIFICATES AND THE RESIDUAL CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN OR PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES IN WHICH SUCH PURCHASE OR TRANSFER WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION.

      Before purchasing a Senior Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided by the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Senior Certificates.

      Any fiduciary of a Plan (including an entity that is deemed to hold Plan assets for purposes of ERISA and the Code) considering whether to purchase Senior Certificates should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment.

      A governmental plan as defined in Section 3(32) of if ERISA or a church plan (if no election has been made under Section 410(d) of the Code) are not subject to ERISA or Code Section 4975. However, a governmental plan or a church plan may be subject to a Similar Law. Additionally, any such plan which is qualified under Section 401(a) of the Code is subject to the prohibited transaction rules set forth in

Section 503 of the Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any Similar Law or Section 503 of the Code.

      The sale of the Senior Certificates to a Plan is in no respect a representation by the Depositor, the Underwriter, the Trustee or any other member of the Restricted Group that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that this investment is appropriate for Plans generally or any particular Plan.

Unrelated Business Taxable Income; Residual Certificates

      The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.

                                      LEGAL INVESTMENT

      The Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). The appropriate characterization of the Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Certificates, may be subject to significant interpretive uncertainties.

      The Depositor makes no representations as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes or other purposes or as to the ability of particular investors to purchase the Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute a legal investment or are subject to investment, capital or other restrictions.

                                    PLAN OF DISTRIBUTION

      _______________________ (the "Underwriter") has agreed, pursuant to an Underwriting Agreement dated ____________________, 1998 (the "Underwriting Agreement") to purchase from the Depositor the Offered Certificates.

      The Offered Certificates will be offered by the Underwriter in negotiated transactions or otherwise, on varying terms (which may include the sale of separate financial instruments by the Underwriter or an affiliate) and at varying prices, in each case to be determined at the time of sale. The Underwriter may effect such transactions by selling such Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter or purchasers of the Offered Certificates for whom they may act as agent. Any dealers that participate with the Underwriter in the distribution of the Offered Certificates purchased by the Underwriter may be deemed to be underwriters, and any discounts or commissions received by them or the Underwriter and any profit on the resale of Offered Certificates by them or the Underwriter may be deemed to be underwriting discounts or commissions under the 1933 Act.

      The   Underwriting   Agreement   provides  that  the  obligations  of  the
Underwriter are subject to certain conditions precedent and the Underwriter generally will be obligated to purchase all of the Offered Certificates if any are purchased. The Depositor has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or contribute to payments that the Underwriters may be required to make in respect thereof.

      The Depositor also has been advised by the Underwriter that it currently expects to make a market in the Offered Certificates, however, it has no obligation to do so. Any market making may be discontinued at any time, and there can be no assurance that an active public market for the Offered Certificates will develop. For further information regarding any offer or sale of the Offered Certificates pursuant to this Prospectus Supplement and the Prospectus, see "PLAN OF DISTRIBUTION" in the Prospectus.

                                       USE OF PROCEEDS

      The net proceeds from the sale of Offered Certificates will be used by the Depositor to pay the purchase price of the Mortgage Loans, to repay indebtedness that has been incurred to obtain funds to acquire the Mortgage Loans and to pay costs of structuring, issuing and underwriting the Offered Certificates.

                                        LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor by Morrison & Hecker L.L.P. and for the Underwriters by ____________________.

                                     RATINGS

      It is a condition to the initial issuance of the Certificates that the Certificates have the following ratings:

           CLASS               ______               _______

           A-1
           A-2
           X
           B
           C
           D
           E
           F
           G
           H
           J
           K
           L-PO
           L-IO
           R-I
           R-II



      The Rating Agencies' ratings on mortgage pass-through certificates address the likelihood of the timely receipt by holders thereof of all payments of interest to which they are entitled and ultimate receipt of all payments of principal by the Rated Final Distribution Date. The Rating Agencies' ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. Ratings on mortgage pass-through certificates do not, however, represent an assessment of the likelihood, timing or frequency of principal prepayments by borrowers or the degree to which such prepayments (both voluntary and involuntary) might differ from those originally anticipated. The security ratings do not address the possibility that Certificateholders might suffer a lower than anticipated yield. In addition, ratings on mortgage pass-through certificates do not address the likelihood of receipt of Prepayment Premiums or the timing of the receipt thereof or the likelihood of collection by the Master Servicer of Default Interest. In general, the ratings thus address credit risk and not prepayment risk. As described herein, the amounts payable with respect to the Class X Certificates consist only of interest. If the entire pool of Mortgage Loans were to prepay in the initial month, with the result that the Class X Certificateholders receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such holders will nevertheless have been paid, and such result is consistent with the "___" and "___" ratings received on the Class X Certificates, scheduled payments on the Mortgage Loan. The Class X Notional Balance upon which interest is calculated is reduced by the allocation of Realized Losses and prepayments, whether voluntary or involuntary. The rating does not address the timing or magnitude of reductions of Class X Notional Balance, but only the obligation to pay interest timely on the Class X Notional Balance as so reduced from time to time. Accordingly, the ratings of the Class X Certificates should be evaluated independently from similar ratings on other types of securities.

      There can be no assurance as to whether any rating agency not requested to rate the Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by the Rating Agencies pursuant to the Depositor's request.

      The rating of the Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                              INDEX OF DEFINITIONS



1933 Act........................................S-iii
Advance Rate....................................S-102
Advances........................................S-101
Annual Debt Service..............................S-57
Anticipated Loss................................S-101
Appraised LTV....................................S-57
Appraised Value..................................S-57
Assumed Maturity Date............................S-ii
Assumed Scheduled Payment........................S-78
Auction Agent....................................S-83
Auction Closing Date.............................S-83
Auction Fees.....................................S-83
Auction Valuation Date......................S-7, S-83
Available Funds..................................S-73
Balloon Amount...................................S-57
Balloon Balance..................................S-57
Balloon Loans....................................S-44
Balloon LTV......................................S-57
Balloon Payment..................................S-44
Bankruptcy Code..................................S-31
Base Interest Fraction...........................S-79
Beneficial Owners................................S-84
Book-Entry Certificate...........................S-84
Business Day......................................S-3
Cash Flow..................................S-55, S-57
Casualty.........................................S-48
Certificate Registrar............................S-87
Certificates.................................S-i, S-2
Class Interest Distribution Amount...............S-75
Class Interest Shortfall.........................S-77
Class L-IO Notional Balance......................S-73
Class X Notional Balance.........................S-73
Class X Pass-Through Rate........................S-76
CMBS Portfolio...................................S-69
Code........................................S-9, S-31
Collection Account..............................S-103
Collection Period................................S-75
Commission......................................S-iii
Condemnation.....................................S-49
Condemnation Proceeds............................S-74
Congregate Care Loan.............................S-36
Congregate Care Property.........................S-36
Constant Prepayment Rate.........................S-91
Consulting Certificateholder....................S-113
Corrected Mortgage Loan.........................S-112
CPR..............................................S-91
Cross-Collateralized Loans.................S-30, S-55
Cut-off Date Principal Balance.............S-13, S-36
Debt Service Coverage Ratio......................S-57
Default Interest...........................S-48, S-75
Default Rate.....................................S-75
Definitive Certificate...........................S-84
Delivery Date....................................S-ii
Department......................................S-118
Depositor........................................S-12
Depository........................................S-4
Determination Date...............................S-75
Disposition Fee.................................S-112
Distribution Account............................S-103
Distribution Date................................S-73
DSCR.......................................S-13, S-57
DTC.........................................S-ii, S-4
Due Date..........................................S-4
Effective Age....................................S-58
Eligible Bank...................................S-104
Environmental Consultant.........................S-43
ERISA.....................................S-10, S-118
Exemption.......................................S-120
Factory Outlet Loan..............................S-36
Factory Outlet Property..........................S-36
Final Recovery Determination.....................S-80
Fiscal Agent......................................S-2
Fitch............................................S-72
Form 8-K.........................................S-63
Hotel Loan.......................................S-36
Hotel Property...................................S-36
Indirect Participants............................S-85
Industrial Loan..................................S-36
Industrial Property..............................S-36
Industrial/Warehouse Loan........................S-36
Industrial/Warehouse Property....................S-36
Initial Pool Balance.............................S-36
Insurance Proceeds...............................S-74
Interest Accrual Period..........................S-77
Interested Person...............................S-108
Investor..........................................S-5
IRS..............................................S-51
Liquidation Proceeds.............................S-74
Loan Portfolio Analysis System..................S-115
Loan Purchase Closing Date.......................S-38
Loan-to-Value Ratio..............................S-57
Lockout Period...................................S-44
LPAS............................................S-115
LTV..............................................S-57
Master Servicer...................................S-2
Master Servicer Mortgage File....................S-99
Midland..........................................S-12
Midland Mortgage Loan Purchase Agreement.........S-38
Midland Mortgage Loans...........................S-38
Mini Warehouse Loan..............................S-36
Mini Warehouse Property..........................S-36
Minimum Auction Price............................S-83
Mixed Use Loan...................................S-36
Mixed Use Property...............................S-36
Mobile Home Park Loan............................S-36
Mobile Home Park Property........................S-36
Monthly Payment..................................S-74
Monthly Payments.................................S-50

Mortgage.........................................S-36
Mortgage File....................................S-99
Mortgage Loan Purchase Agreement.................S-38
Mortgage Loan Seller.............................S-12
Mortgage Loans...................................S-12
Mortgage Pool....................................S-12
Mortgage Rate....................................S-44
Mortgaged Property.........................S-12, S-36
Mortgages........................................S-36
Multifamily Loan.................................S-36
Multifamily Property.............................S-36
Net Collections.................................S-112
Net Mortgage Rate................................S-77
Net Operating Income.......................S-55, S-56
Net REO Proceeds.................................S-75
Newly Originated Loans...........................S-44
NOI..............................................S-56
Note.............................................S-36
Notes............................................S-36
Notional Balances................................S-73
Occupancy Date...................................S-58
Occupancy Percentage.............................S-58
Occupancy Rate...................................S-57
Offered Certificates..............................S-i
Office Loan......................................S-36
Office Property..................................S-36
Office/R&D Loan..................................S-36
Office/R&D Property..............................S-36
Office/Retail Loan...............................S-36
Office/Retail Property...........................S-36
Office/Warehouse Loan............................S-36
Office/Warehouse Property........................S-36
OID.............................................S-116
Originator.......................................S-37
Originators......................................S-37
P&I Advance................................S-6, S-101
Participants.....................................S-84
Pass-Through Rate................................S-76
Paying Agent.....................................S-85
Percentage Interest..............................S-73
Permitted Encumbrances...........................S-64
Permitted Investments...........................S-104
Plans.....................................S-10, S-118
Pooled Principal Distribution Amount.............S-77
Pooling and Servicing Agreement.............S-2, S-97
Prepayment Interest Shortfall....................S-76
Prepayment Interest Surplus......................S-76
Prepayment Premium...............................S-44
Prepayment Premiums..............................S-75
Principal Prepayments............................S-75
Private Certificates..............................S-2
Property Advances...............................S-101
Property Age.....................................S-58
Qualified Substitute Mortgage Loan...............S-32
Rated Final Distribution Date....................S-ii
Rating Agencies..................................S-11
Realized Loss....................................S-80
Record Date......................................S-73
Regular Certificates.........................S-i, S-8
Regulations.....................................S-119
Remaining Amortization Term......................S-58
Remaining Term to Maturity.......................S-58
REMIC...........................................S-116
REMIC I...........................................S-8
REMIC II..........................................S-8
Remittance Date.................................S-101
REO Account......................................S-72
REO Mortgage Loan................................S-78
REO Property.....................................S-72
Repurchase Price.................................S-67
Reserve Accounts.................................S-50
Residual Certificates.............................S-i
Restricted Group................................S-120
Retail, Anchored Loan............................S-36
Retail, Anchored Property........................S-36
Retail, Factory Outlet Loan......................S-36
Retail, Single Tenant Loan.......................S-36
Retail, Single Tenant Property...................S-36
Retail, Unanchored Loan..........................S-36
Retail, Unanchored Property......................S-36
RTC Portfolio....................................S-70
S&P..............................................S-72
Scenarios........................................S-92
Scheduled Final Distribution Date..........S-ii, S-81
Scheduled Principal Balance......................S-80
Section 42 Mortgage Loans........................S-50
Senior Certificates...............................S-7
Senior Principal Distribution Cross-Over Date....S-79
Seriously Delinquent Loan.......................S-101
Servicing Fee...................................S-110
Servicing Fee Rate..............................S-110
Similar Law.....................................S-118
SMMEA...........................................S-122
Special Servicer..................................S-2
Special Servicing Fee...........................S-112
Specially Serviced Mortgage Loan................S-111
Subordinate Certificates..........................S-7
Tax Credit Period..........................S-32, S-51
Tax Credit Project.........................S-31, S-51
Tax Credits......................................S-31
Title Policy.....................................S-64
Trust Fund.......................................S-12
Trust REMICs....................................S-116
Trustee...........................................S-2
Trustee Mortgage File............................S-97
Underwriter...............................S-ii, S-122
Underwriting Agreement..........................S-122
Underwritten Cash Flow...........................S-57
Underwritten DSCR................................S-57
Underwritten NOI.................................S-57
Unscheduled Payments.............................S-74
Updated Appraisal...............................S-106

Voting Rights...................................S-109
Weighted Average Maturity........................S-58
Weighted Average Net Mortgage Rate...............S-77
Weighted Average Pass-Through Rate...............S-77
Workout Fee.....................................S-112
Year Renovated...................................S-58
Yield Maintenance Charges........................S-79
Yield Maintenance Period.........................S-44
Zoning Laws......................................S-29

                                                           Annex A


      Annex A to the Prospectus Supplement will set forth in a table certain information with respect to the Mortgage Loans and the Mortgaged Properties. This information will be primarily derived from financial statements supplied by each borrower for its related Mortgaged Property. The information provided for each Mortgage Loan will generally include the following:

Loan Terms:

o  Original Balance
o  Cut-off Date Balance
o  Interest Rate
o  Original Amortization Term
o  Original Term to Maturity
o  Original Note Date
o  First Payment Date
o  Maturity Date
o  Remaining Amortization Term
o  Remaining Term to Maturity
o  Balloon Balance
o  Mortgage Loan Seller

Collateral Description:

o  Property Type
o  Property Address
o  Number of Units/Square Feet
o  Year Property Built
o  Year Property Renovated
o  Borrower's Ownership Interest in Property
o  Loan Number

Tenant Data:

o  Largest Tenant
o  Square Feet Leased
o  Percentage of Property Leased
o  Lease Expiration Date

Collateral Value:

o  Appraised Value
o  Appraisal Date
o  Appraisal Loan-to-Value Ratio
o  Balloon Loan-to-Value Ratio
o  Current Occupancy of Property as of specific date

Collateral Operating Performance:

o  Underwritten Net Operating Income

o  Underwritten Cash Flow
o  Annual Debt Service
o  Underwritten Debt Service Coverage Ratio
o  1996 Net Operating Income
o  1996 Cash Flow
o  1997 Net Operating Income
o  1997  Cash Flow
o  Yield to Date Net Operating Income
o  Yield to Date Cash Flow
o  Yield to Date as of specific date
o  Yield to Date Period (in months)

     Prepayment Premium Schedule after Prepayment Lockout Period and Prepayment Yield
Maintenance Period:

o  Prepayment Yield Maintenance Period (in months)
o  Prepayment Premium
o  First Period (in months)
o  Prepayment Premium Rate for First Period
o  Second Period (in months)
o  Prepayment Premium Rate for Second Period
o  Third Period (in months)
o  Prepayment Premium Rate for Third Period
o  Fourth Period (in months)
o  Prepayment Premium Rate for Fourth Period
o  Fifth Period (in months)
o  Prepayment Premium Rate for Fifth Period
o  Total Penalty Period (in months)

VERSION 1: GENERAL COMMERCIAL AND MULTIFAMILY

                      Commercial Mortgage Acceptance Corp.
                                    Depositor
                  Commercial Mortgage Pass-Through Certificates
                              (Issuable in Series)

      Commercial Mortgage Acceptance Corp. (the "Depositor") from time to time will offer Commercial Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates." The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes", which may have different interest rates and which may receive principal payments in differing proportions and at different times.
                                                        (continued on next page)

      The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. See "RISK FACTORS."

      Prospective Investors should consider the material risks discussed herein under "RISK FACTORS" at page 6 and such information as may be set forth under the caption "RISK FACTORS" in the related Prospectus Supplement before purchasing any of the Offered Certificates.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

      Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of the Certificates offered hereby unless accompanied by a Prospectus Supplement.

                   The date of this Prospectus is May ___, 1998.

(cover page continued)

     In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes. Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed-use properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--General" herein. The percentage of any mixed-use property used for commercial purposes will be set forth in the Prospectus Supplement. Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks) and general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. See "DESCRIPTION OF THE MORTGAGE POOL" in the Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include installment contracts for the sale of such types of properties. Such mortgage loans and installment contracts are hereinafter referred to as the "Mortgage Loans." The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. The Mortgage Loans may be originated by affiliated entities, including Midland Loan Services, Inc. and/or unaffiliated entities. See "RISK FACTORS." Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be master serviced by Midland Loan Services, Inc.

      The Depositor, as specified in the related Prospectus Supplement, may elect to treat all or a specified portion of the collateral securing any Series of Certificates as a "real estate mortgage investment conduit" (a "REMIC"), or an election may be made to treat the arrangement by which a Series of Certificates is issued as a REMIC. If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement. If no such election is made, the Trust Fund, as specified in the related Prospectus Supplement, will be classified as a grantor trust for federal income tax purposes. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" herein.

      With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will continue. The Depositor does not intend to make an application to list any Series of Certificates on a national securities exchange or quote any Series of Certificates in an automated quotation system of a registered securities association.

                              PROSPECTUS SUPPLEMENT

      The Prospectus Supplement relating to each Series of Certificates will, among other things, set forth with respect to such Series of Certificates: (i) the identity of each Class within such Series; (ii) the initial aggregate principal amount, the interest rate (the "Pass-Through Rate") (or the method for determining it) and the authorized denominations of each Class of Certificates of such Series; (iii) certain information concerning the Mortgage Loans relating to such Series, including the principal amount, type and characteristics of such Mortgage Loans on the date of issue of such Series of Certificates; (iv) the circumstances, if any, under which the Certificates of such Series are subject to redemption prior to maturity; (v) the final scheduled distribution date of each Class of Certificates of such Series; (vi) the method used to calculate the aggregate amount of principal available and required to be applied to the Certificates of such Series on each Distribution Date; (vii) the order of the application of principal and interest payments to each Class of Certificates of such Series and the allocation of principal to be so applied; (viii) the extent of subordination of any Subordinate Certificates; (ix) the principal amount of each Class of Certificates of such Series that would be outstanding on specified Distribution Dates, if the Mortgage Loans relating to such Series were prepaid at various assumed rates; (x) the Distribution Dates for each Class of Certificates of such Series; (xi) relevant financial information with respect to the mortgagor(s) and the Mortgaged Properties underlying the Mortgage Loans relating to such Series, if applicable; (xii) information with respect to the terms of the Subordinate Certificates or Residual Certificates, if any, of such Series; (xiii) additional information with respect to the Credit Enhancement, if any, relating to such Series; (xiv) additional information with respect to the plan of distribution of such Series; and (xv) whether the Certificates of such Series will be registered in the name of the nominee of The Depository Trust Company or another depository.

                             ADDITIONAL INFORMATION

      This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of the material terms of the documents referred to herein and therein, but neither contains nor will contain all of the information set forth in the Registration Statement (the "Registration Statement") of which this Prospectus and the related Prospectus Supplement is a part. For further information, reference is made to such Registration Statement and the exhibits thereto which the Depositor has filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "1933 Act"). Statements contained in this Prospectus and any Prospectus Supplement as to the contents of any contract or other document referred to are summaries and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the Commission, upon payment of the prescribed charges, or may be examined free of charge at the Commission's offices. Reports and other information filed with the Commission can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the Agreement pursuant to which a Series of Certificates is issued will be provided to each person to whom a Prospectus and the related Prospectus Supplement are delivered, upon written or oral request directed to: Commercial Mortgage Acceptance Corp., 201 West 10th Street, 6th Floor, Kansas City, Missouri 64105, Attention: Clarence Krantz, telephone number (816) 435-5000. The Commission maintains an Internet Web site that contains reports, proxy information statements and other information regarding registrants that file electronically with the Commission. The address of such Internet Web site is http://www.sec.gov.

         INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      With respect to the Trust Fund for each Series, there are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to such Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the date of this Prospectus and prior to the termination of the offering of the Offered Certificates evidencing an interest in such Trust Fund. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more Classes of Certificates, upon request, a copy of any or all such documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such Classes of such Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). The Depositor has determined that its financial statements are not material to the offering of any of the Offered Certificates. See "FINANCIAL INFORMATION." Requests to the Depositor should be directed to: Commercial Mortgage Acceptance Corp., 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105, Attention: Clarence Krantz, telephone number
(816) 435-5000.

                                     REPORTS

      In connection with each distribution and annually, Certificateholders will be furnished with statements containing information with respect to principal and interest payments and the related Trust Fund, as described herein and in the applicable Prospectus Supplement for such Series. Any financial information contained in such reports most likely will not have been examined or reported upon by an independent public accountant. See "DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders." The Master Servicer for each
Series will furnish periodic statements setting forth certain specified information relating to the Mortgage Loans to the related Trustee, and, in addition, annually will furnish such Trustee with a statement from a firm of independent public accountants with respect to the examination of certain documents and records relating to the servicing of the Mortgage Loans in the related Trust Fund. See "SERVICING OF THE MORTGAGE LOANS--Evidence of Compliance." Copies of the monthly and annual statements provided by the Master Servicer to the Trustee will be furnished to Certificateholders of each Series upon request addressed to the Trustee for the related Trust Fund.

      The Depositor intends to apply for relief from the reporting requirements of Sections 13, 15(d) and 16(a) of the 1934 Act. In lieu of filing the periodic reports required by those sections, the Master Servicer, on behalf of the related Trust Fund, will file with the Commission on Form 8-K the monthly reports and information set forth in the related Prospectus Supplement. See "THE POOLING AND SERVICING AGREEMENT--Reports to Certificateholders; Available Information" in the related Prospectus Supplement. The Depositor does not intend to file periodic reports under the 1934 Act with respect to the related Trust Fund for any Series of Certificates following the completion of the reporting period required by Rule 15d-1 under the 1934 Act.

                                TABLE OF CONTENTS


PROSPECTUS SUPPLEMENT.......................iii

ADDITIONAL INFORMATION......................iii

INCORPORATION OF CERTAIN
 INFORMATION BY REFERENCE....................iv

REPORTS......................................iv

SUMMARY OF PROSPECTUS.........................1

RISK FACTORS..................................6

   Limited Liquidity; Lack of Market for
      Resale..................................6
   Limited Assets as Security for
      Investment in Certificates; No
      Personal Liability......................6
   Effects of Prepayments on Average Life
      of Certificates and Yields..............6
   Risks Associated with Lending on Income
      Producing Properties....................7
   Potential Conflicts of Interest............8
   Certain Tax Considerations of Variable
      Rate Certificates.......................9
   Limited Nature of Credit Ratings...........9
   Potential Inability to Verify
      Underwriting Standards.................10
   Nonrecourse Mortgage Loans; Limited
      Recovery...............................10
   Inclusion of Delinquent and Non-
      Performing Mortgage Loans
      May Adversely Affect Yields............10
   Junior Mortgage Loans.....................10
   Balloon Payments..........................10
   Extensions and Modifications of
      Defaulted Mortgage Loans;
      Additional Servicing Fees..............11
   Risks Related to the Mortgagor's Form
      of Entity and Sophistication...........11
   Credit Enhancement Limitations............11
   Risks to Subordinated Certificateholders;
      Lower Payment Priority.................12
   Taxable Income in Excess of Distributions
      Received...............................13
   Due-on-Sale Clauses and Assignments of
      Leases and Rents.......................13
   Environmental Risks.......................13

   Certain Federal Tax Considerations
      Regarding Residual Certificates........14
   ERISA Considerations......................14
   Special Hazard Losses.....................15
   Control; Decisions by Certificateholders..15
   Book-Entry Registration...................15

THE DEPOSITOR................................15

THE MASTER SERVICER..........................16

USE OF PROCEEDS..............................16

DESCRIPTION OF THE CERTIFICATES..............16

   General...................................17
   Distributions on Certificates.............18
   Accounts..................................18
   Amendment.................................20
   Termination...............................21
   Reports to Certificateholders.............22
   The Trustee...............................22

THE MORTGAGE POOLS...........................22

   General...................................22
   Assignment of Mortgage Loans..............24
   Mortgage Underwriting Standards and
      Procedures.............................25
   Representations and Warranties............26

SERVICING OF THE MORTGAGE LOANS..............27

   General...................................27
   Collections and Other Servicing
      Procedures.............................27
   Insurance.................................28
   Fidelity Bonds and Errors and Omissions
      Insurance..............................30
   Servicing Compensation and Payment of
      Expenses...............................30
   Advances..................................31
   Modifications, Waivers and Amendments.....31
   Evidence of Compliance....................31

   Certain Matters With Respect to the
      Master Servicer, the Special Servicer,
      the Trustee and the Depositor..........32
   Events of Default.........................33
   Rights Upon Event of Default..............34

CREDIT ENHANCEMENT...........................35

   General...................................35
   Subordinate Certificates..................35
   Reserve Funds.............................36
   Cross-Support Features....................37
   Certificate Guarantee Insurance...........37
   Limited Guarantee.........................37
   Letter of Credit..........................37
   Pool Insurance Policies; Special Hazard
      Insurance Policies.....................37
   Surety Bonds..............................38
   Fraud Coverage............................38
   Mortgagor Bankruptcy Bond.................38

CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS..38

   General...................................39
   Types of Mortgage Instruments.............39
   Personalty................................40
   Installment Contracts.....................40
   Junior Mortgages; Rights of Senior
      Mortgagees or Beneficiaries............40
   Foreclosure...............................42
   Environmental Risks.......................48
   Enforceability of Certain Provisions......51
   Soldiers' and Sailors' Relief Act.........53
   Applicability of Usury Laws...............53
   Alternative Mortgage Instruments..........54
   Leases and Rents..........................54
   Secondary Financing; Due-on-Encumbrance
      Provisions.............................55
   Certain Laws and Regulations..............55
   Type of Mortgaged Property................56
   Criminal Forfeitures......................56
   Americans With Disabilities Act...........56


MATERIAL FEDERAL INCOME TAX CONSEQUENCES.....57

   General...................................57

  Federal Income Tax Consequences For REMIC
      Certificates...........................58

   General...................................58
   Qualification as a REMIC..................58
   Taxation of REMIC Regular Certificates....61
   Taxation of the REMIC.....................68
   Taxation of Holders of Residual
      Certificates...........................70
   Reporting Requirements and Backup
      Withholding............................75
   Tax Treatment of Foreign Investors........76
   Administrative Matters....................77

  Federal Income Tax Consequences For
      Certificates As To Which No REMIC
      Election Is Made.......................78

   Tax Status as a Grantor Trust.............78
   Tax Status of Certificates................79
   Pass-Through Certificates.................79
   Stripped Certificates.....................80
   Sale of Certificates......................82
   Reporting Requirements and Backup
      Withholding............................82
   Treatment of Foreign Investors............83

STATE TAX CONSIDERATIONS.....................83

ERISA CONSIDERATIONS.........................83

   Prohibited Transactions...................84
   Unrelated Business Taxable Income-
     Residual Interests......................85

LEGAL INVESTMENT.............................86

PLAN OF DISTRIBUTION.........................86

LEGAL MATTERS................................87

FINANCIAL INFORMATION........................87

RATING.......................................87

                            SUMMARY OF PROSPECTUS

      The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such Series. An Index of Definitions is included at the end of this Prospectus.

Title of
Certificates........Commercial Mortgage Pass-Through  Certificates,  issuable in
                    Series Certificates (the "Certificates").

Depositor...........Commercial   Mortgage   Acceptance   Corp.,  a  wholly-owned
                    subsidiary   of  Midland  Loan   Services,   Inc.  See  "THE
                    DEPOSITOR."

Master Servicer.....Midland Loan Services,  Inc., a  wholly-owned  subsidiary of
                    PNC Bank, National Association. See "SERVICING OF THE MORTGAGE LOANS--General."

Special Servicer....The special servicer (the "Special  Servicer"),  if any, for each Series of Certificates, which may be an affiliate of the Depositor, will be named, or the circumstances in accordance with which a Special Servicer will be appointed, will be described in the related Prospectus Supplement. See "SERVICING OF THE MORTGAGE LOANS--General."

Trustee.............The trustee (the  "Trustee") for each Series of Certificates will be named in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--The Trustee."

The Trust Fund......Each Series of Certificates  will represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of the following:

  A. Mortgage Pool..The primary assets of each Trust Fund will consist of a pool of mortgage loans (the "Mortgage Pool") secured by first or junior mortgages, deeds of trust or similar security instruments (each, a "Mortgage") on, or installment contracts ("Installment Contracts") for the sale of, fee simple or leasehold interests in commercial real estate property, multifamily residential property and/or mixed-use property, and related property and interests (each such interest or property, as the case may be, a "Mortgaged Property"). Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks) and general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. Each such mortgage loan or Installment Contract is herein referred to as a "Mortgage Loan." The Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will indicate whether the Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality or other person. The Mortgage Loans will have the additional characteristics described under "THE MORTGAGE POOLS" herein and "DESCRIPTION OF THE MORTGAGE POOL" in the related Prospectus Supplement. All Mortgage Loans will have been purchased by the Depositor on or before the date of initial issuance of the related Series of Certificates.

                    All Mortgage Loans will be of one or more of the following types: Mortgage Loans with fixed interest rates; Mortgage Loans with adjustable interest rates; Mortgage Loans whose principal balances fully amortize over their remaining terms to maturity; Mortgage Loans whose principal balances do not fully amortize, but instead provide for a substantial principal payment at the stated maturity of the loan; Mortgage Loans that provide for recourse against only the Mortgaged Properties; and Mortgage Loans that provide for recourse against the other assets of the related mortgagors.

                    Certain Mortgage Loans may provide that scheduled interest and principal payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such payment is received and the balance thereof is applied to principal, and other Mortgage Loans may provide for payment of interest in advance rather than in arrears. Each Mortgage Loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment, in each case as described in the related Prospectus Supplement. The Mortgage Loans may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement. See "DESCRIPTION OF THE MORTGAGE POOL" in the related Prospectus Supplement.

                    The Depositor will not originate any Mortgage Loan, unless provided in the Prospectus Supplement; however, some or all of the Mortgage Loans may be originated by affiliates of the Depositor.

   B. Accounts......The Master Servicer  generally will be required to establish and maintain one or more accounts (the "Collection Account") in the name of the Trustee on behalf of the Certificateholders into which the Master Servicer will, to the extent described herein and in the related Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Loans. The Trustee generally will be required to establish an account (the "Distribution Account") into which the Master Servicer will deposit amounts held in the Collection Account from which distributions of principal and interest will be made. Such distributions will be made to the Certificateholders in the manner described in the related Prospectus Supplement. Funds held in the Collection Account and Distribution Account may be invested in certain short-term, investment grade obligations.

   C. Credit
      Enhancement...If  so  provided  in  the  related  Prospectus   Supplement,
                    protection against certain defaults and losses with respect to one or more Classes of

                    Certificates of a Series or the related Mortgage Loans ("Credit Enhancement"). Credit Enhancement may be in the form of a letter of credit, the subordination of one or more Classes of the Certificates of such Series, the establishment of one or more reserve funds, surety bonds, certificate guarantee insurance, limited guarantees, or another type of credit support, or a combination thereof. It is unlikely that Credit Enhancement will protect against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Enhancement, if any, will be described in the applicable Prospectus Supplement for a Series of Certificates. See "RISK FACTORS--Credit Enhancement Limitations" and "CREDIT ENHANCEMENT--General."

Description of
  Certificates......The Certificates of each Series will be issued pursuant to a
                    Pooling and Servicing Agreement (the "Agreement") and will represent in the aggregate the entire beneficial ownership interest in the related Trust Fund. If so specified in the applicable Prospectus Supplement, Certificates of a given
                    Series may be issued in several Classes, which may pay interest at different rates, may represent different allocations of the right to receive principal and interest payments, and certain of which may be subordinated to other Classes in the event of shortfalls in available cash flow from the underlying Mortgage Loans. Alternatively, or in addition, Classes may be structured to receive principal payments in sequence. Each Class in a group of sequential pay Classes would be entitled to be paid in full before the next Class in the group is entitled to receive any principal payments. A Class of Certificates may also provide for payments of principal only or interest only or for disproportionate payments of principal and interest. Each Series of Certificates (including any Class or Classes of Certificates of such Series not offered hereby) will represent in the aggregate the entire beneficial ownership interest in the Trust Fund. See "PROSPECTUS SUPPLEMENT" for a listing of additional characteristics of the Certificates that will be included in the Prospectus Supplement for each Series.

                    The Certificates will not be guaranteed or insured by the Depositor or any of its affiliates. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity. See "RISK FACTORS--Limited Assets as Security for Investment in Certificates; No Personal Liability" and "DESCRIPTION OF THE CERTIFICATES."
                    Distributions    on    Certificates......Distributions    of
                    principal and interest on the Certificates of each Series will be made to the registered holders thereof on the day (the "Distribution Date") specified in the related Prospectus Supplement, beginning in the period specified in the related Prospectus Supplement following the establishment of the related Trust Fund.

                    With respect to each Series of Certificates on each Distribution Date, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will distribute to the Certificateholders the amounts described in the related Prospectus Supplement that are due to be paid on such Distribution Date. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the Mortgage Loans received by the Master
                    Servicer or the Special Servicer, if any, after a date specified in the related Prospectus Supplement (the "Cut-off Date") and prior to the day preceding each Distribution Date specified in the related Prospectus Supplement.

Advances............With  respect to each  Series of  Certificates,  the related
                    Prospectus Supplement will set forth the obligations of the Master Servicer and the Special Servicer, if any, as part of their servicing responsibilities, to make certain advances with respect to delinquent payments on the Mortgage Loans, payments of taxes, assessments, insurance premiums and other required payments. See "SERVICING OF THE MORTGAGE LOANS--Advances."

Termination.........The  obligations  of  the parties to the  Agreement for each
                    Series will terminate upon: (i) the purchase of all of the assets of the related Trust Fund, as described in the related Prospectus Supplement; (ii) the later of (a) the distribution to Certificateholders of that Series of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement;
                    (iii) the sale of the assets of the related Trust Fund after the principal amounts of all Certificates have been reduced to zero under circumstances set forth in the Agreement; or
                    (iv) mutual consent of the parties and all Certificateholders. With respect to each Series, the Trustee will give or cause to be given written notice of termination of the Agreement to each Certificateholder and, unless otherwise specified in the applicable Prospectus Supplement, the final distribution under the Agreement will be made only upon surrender and cancellation of the related Certificates at an office or agency specified in the notice of
                    termination.       See       "DESCRIPTION       OF       THE
                    CERTIFICATES--Termination."

Risk Factors........There are material  risks  associated  with an investment in the Certificates. See "RISK FACTORS."

Listing of
 Certificates.......The  Depositor   does  not  currently   intend  to  make  an
                    application to list any Series of Certificates on a national securities exchange or quote any Series of Certificates in the automated quotation system of a registered securities association. See "RISK FACTORS--Limited Liquidity; Lack of Market for Resale."

Material Federal
 Income Tax
 Consequences.......The  Certificates of each Series will constitute  either (i)
                    "Regular Interests" ("Regular Certificates") and "Residual Interests" ("Residual Certificates") in a Trust Fund treated as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the "Code"), or (ii) interests in a Trust Fund treated as a grantor trust under applicable provisions of the Code. For the treatment of Regular Certificates, Residual Certificates or grantor trust certificates under the Code, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" herein and in the related Prospectus Supplement. The information contained in these sections is supported by the opinion of Morrison & Hecker L.L.P., counsel to the Depositor. Potential purchasers of Certificates, however, are advised to consult their own tax advisers regarding the purchase of Certificates.

ERISA
 Considerations.....A fiduciary of an employee  benefit  plan and certain  other retirement plans and arrangements that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Senior Certificates may give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or Section 4975 of the Code. Subordinate Certificates may not be purchased by or transferred to a Plan. See "ERISA CONSIDERATIONS" herein and in the related Prospectus Supplement.

Legal Investment....The related Prospectus  Supplement will indicate whether the
                    Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                    Enhancement Act of 1984. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Certificates constitute legal investments for them. See "LEGAL INVESTMENT" herein and in the related Prospectus Supplement.

Rating..............At the date of issuance,  as to each  Series,  each Class of
                    Offered Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each, a "Rating Agency"). See "RATING" herein and "RATINGS" in the related Prospectus Supplement.

                                  RISK FACTORS

     Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may be set forth in "RISK FACTORS" in the related Prospectus Supplement.

Limited Liquidity; Lack of Market for Resale

     There can be no assurance that a secondary market for the Certificates of any Series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such Series remain outstanding. The Depositor does not currently intend to make an application to list any Series of Certificates on a national securities exchange or quote any Series of Certificates on an automated quotation system of a Registered Securities Association. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, any sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the Agreement as described herein under the heading "DESCRIPTION OF THE CERTIFICATES--Reports to Certificateholders" and "SERVICING OF THE MORTGAGE LOANS--Evidence of Compliance" for information concerning the Certificates. Certificateholders will have only those redemption rights and the Certificates will be subject to early retirement only under the circumstances described herein or in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--Termination."

Limited Assets as Security for Investment in Certificates; No Personal Liability

     A Series of Certificates will have a claim against or security interest in the Trust Funds for another Series only if so specified in the related
Prospectus Supplement. If the related Prospectus Supplement does not specify that a Series of Certificates will have a claim against or security interest in the Trust Funds for another Series and the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Distribution Account, the Collection Account and any accounts maintained as Credit Enhancement, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. If so provided in the Prospectus Supplement for a Series of Certificates consisting of one or more Classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgaged Properties have been realized, the amount of such losses or shortfalls will be borne first by one or more Classes of the Subordinate Certificates, and, thereafter, by the remaining Classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

     In general, neither the Depositor, nor any partner, director, officer, employee or agent of the Depositor, will be liable to the related Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action in good faith pursuant to the Agreement. As a result, if the assets of the related Trust Fund are depleted, the Certificateholders will not be able to recover any amounts from such persons, provided the applicable standard of care has been met.

Effects of Prepayments on Average Life of Certificates and Yields

     Prepayments on the Mortgage Loans in any Trust Fund generally will result in a faster rate of principal payments on one or more Classes of the related Certificates than if payments on such Mortgage

Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each Class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors, as well as Acts of God. Accordingly, there can be no assurance as to the rate of prepayment on the Mortgage Loans in any Trust Fund or that the rate of payments will conform to any model described in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by those Mortgage Loans. As a result, the actual maturity of any Class of Certificates could occur significantly earlier than expected. Alternatively, the actual maturity of any Class of Certificates could occur significantly later than expected as a result of prepayment premiums or the existence of defaults on the Mortgage Loans, particularly at or near their maturity dates. In addition, the Master Servicer or the Special Servicer, if any, may have the option under the Agreement for such Series to extend the maturity of the Mortgage Loans following a default in the payment of a balloon payment, which would also have the effect of extending the average life of each Class of related Certificates. A Series of Certificates may include one or more Classes of Certificates with priorities of payment over other Classes of Certificates, including Classes of Offered Certificates, and, as a result, yields on such Series may be more sensitive to prepayments on the Mortgage Loans in the related Trust Fund. A Series of Certificates may include one or more Classes offered at a significant premium or discount. Yields on such Classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Loans. With respect to interest only or disproportionately interest weighted Classes purchased at a premium, such Classes may not return their purchase prices under rapid repayment scenarios. See "YIELD AND MATURITY CONSIDERATIONS" in the related Prospectus Supplement.

     When considering the effects of prepayments on the average life and yield of a Certificate, an investor should also consider provisions of the related Agreement that permit the optional early termination of the Class of Certificates to which such Certificate belongs. If so specified in the related Prospectus Supplement, a Series of Certificates may be subject to optional early termination through the repurchase of the Mortgage Properties in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. See "DESCRIPTION OF THE CERTIFICATES--Termination."

Risks Associated with Lending on Income Producing Properties

     Mortgage loans made with respect to multifamily or commercial properties may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single-family properties. For example, the ability of a mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a mortgagor to repay a single-family loan typically is dependent primarily upon the mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a mortgagor on a single-family property will likely affect the performance of the related loan but may not affect the liquidation value of such property.

     Further, the concentration of default, foreclosure and loss risks for Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Loans in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

     The performance of a mortgage loan secured by an income-producing property leased by the mortgagor to tenants as well as the liquidation value of such property may be dependent upon the businesses operated by such tenants in connection with such property, the creditworthiness of such tenants or both; the risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of businesses operated by such tenants. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; natural disasters; and other factors beyond the control of the Master Servicer or the Special Servicer, if any.

     Additional risk may be presented by the type and use of a particular mortgaged property. For instance, mortgaged properties that operate as hospitals, nursing homes or convalescent homes may present special risks to mortgagees due to the significant governmental regulation of the ownership, operation, maintenance, control and financing of health care institutions. Mortgages encumbering mortgaged properties that are owned by the mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchiser or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. In addition, mortgaged properties that are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties. Any such risks will be more fully described in the related Prospectus Supplement under the captions "RISK FACTORS" and "DESCRIPTION OF THE MORTGAGE POOL."

     If applicable, certain legal aspects of the Mortgage Loans for a Series of Certificates may be described in the related Prospectus Supplement. See also "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS."

Potential Conflicts of Interest

     The Special Servicer, if any, for a Series of Certificates, will have considerable latitude in determining whether to liquidate or modify defaulted Mortgage Loans. See "SERVICING OF THE MORTGAGE LOANS--Modifications, Waivers and Amendments". If the Special Servicer or anyone else who purchases Mortgage Loans and has the power to appoint the Special Servicer, investors in the Offered Certificates should consider that, although the Special Servicer will be obligated to act in accordance with the terms of the related Agreement and will be governed by the servicing standards described herein, it may have interests when dealing with defaulted Mortgage Loans that are in conflict with those of holders of the Offered Certificates.

Certain Tax Considerations of Variable Rate Certificates

     There are certain tax matters as to which counsel to the Depositor is unable to opine at the time of the issuance of the Prospectus due to uncertainty in the law. Specifically, the treatment of Interest Weighted Certificates and variable rate regular Certificates are subject to unsettled law which creates uncertainty as to the exact method of income accrual which should control. The REMIC will accrue income using a method which is consistent with certain regulations; however, there can be no assurance that such method would be controlling if the IRS were to assert a different method for accruing income. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences For REMIC Certificates--Taxation of REMIC Regular Certificates--Interest Weighted Certificates" and "--Taxation of REMIC Regular Certificates--Variable Rate Regular Certificates."

Limited Nature of Credit Ratings

     Any rating assigned by a Rating Agency to a Class of Certificates will reflect only its assessment of the likelihood that holders of such Certificates will receive payments to which such Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Furthermore, such rating will not address the possibility that prepayment of the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases a Certificate at a significant premium, or a Certificate that is entitled to disproportionately low, nominal or no principal distributions, might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related Series are entitled that is not covered by the applicable rating. See "--Credit Enhancement Limitations."

     The amount, type and nature of Credit Enhancement, if any, provided with respect to a Series of Certificates will be determined on the basis of criteria established by each Rating Agency rating Classes of the Certificates of such Series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure of loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to a greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Enhancement, such losses may be borne, at least in part, by the holders of one or more Classes of Certificates of the related Series. See "RATING".

Potential Inability to Verify Underwriting Standards

     The Mortgage Loans included in a Trust Fund may be originated by entities affiliated with the Depositor or by unaffiliated entities. Unaffiliated originators may use underwriting criteria that are different from that used by affiliates of the Depositor. The Prospectus Supplement relating to each Series will, to the extent verifiable, specify the originator or originators relating to the Mortgage Loans, which may include, among others, commercial banks, savings and loan associations, other financial institutions, mortgage banks, credit companies, insurance companies, real estate developers or other HUD approved lenders, and the underwriting criteria to the extent available in connection with originating the Mortgage Loans. In certain cases, the Depositor may not be able to verify the underwriting standards used to originate a Mortgage Loan (e.g., if the Mortgage Loans being purchased from a Seller were acquired by the Seller in the open market or were originated over a long period of time pursuant to varying underwriting standards which cannot now be confirmed). In general, the Depositor will not engage in the reunderwriting of Mortgage Loans that it acquires. Instead, the Depositor will rely on the representations and warranties made by the Seller, and the Seller's obligation to repurchase a Mortgage Loan in the event that a representation or warranty was not true when made.

Nonrecourse Mortgage Loans; Limited Recovery

     It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to such Mortgage Loans, in the event of mortgagor default, recourse may be had only against the specific multifamily or commercial property and such other assets, if any, as have been pledged to secure the Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

Inclusion of Delinquent and Non-Performing Mortgage Loans May Adversely Affect Yields

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular Series of Certificates may include Mortgage Loans that are past due or are non-performing. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by a Special Servicer. Credit Enhancement, if provided with respect to a particular Series of Certificates, may not cover all losses related to such delinquent or non-performing Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on Mortgaged Properties and the yield on the Certificates of such Series.

Junior Mortgage Loans

     Certain of the Mortgage Loans may be junior mortgage loans. The primary risk to holders of mortgage loans secured by junior liens is the possibility that a foreclosure of a related senior lien would extinguish the junior lien and that adequate funds will not be received in connection with such foreclosure to pay the debt held by the holder of such junior mortgage loan after satisfaction of all related senior liens. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Junior Mortgages; Rights of Senior Mortgagees or Beneficiaries" and "--Foreclosure" for a discussion of additional risks to holders of mortgage loans secured by junior liens.

Balloon Payments

     Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property in a timely manner. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition and operating history of the mortgagor and the related mortgaged property, tax laws, rent control laws (with respect to certain multifamily properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and congregate care facilities), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally. Neither the Depositor or any affiliate will be required to refinance any Mortgage Loan.

Extensions and Modifications of Defaulted Mortgage Loans; Additional Servicing Fees

     In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer or Special Servicer, if any, will be permitted (within the parameters specified in the related Prospectus Supplement) to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer, if any, may receive workout fees, management fees, liquidation fees or other similar fees based on receipts from or proceeds of such Mortgage Loans. Although a Master Servicer or Special Servicer, if any, generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery amount than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the amount of receipts from or proceeds of Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable.

Risks Related to the Mortgagor's Form of Entity and Sophistication

     Mortgage loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of mortgage loans made to individuals. For example, an entity, as opposed to an individual, may be more inclined to seek legal protection from its creditors, such as a mortgagee, under the bankruptcy laws. Unlike individuals involved in bankruptcies, various types of entities generally do not have personal assets and creditworthiness at stake. The bankruptcy of a mortgagor may impair the ability of the mortgagee to enforce its rights and remedies under the related mortgage. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure--Bankruptcy Laws." The mortgagor's sophistication may increase the likelihood of protracted litigation or bankruptcy in default situations. The more sophisticated a mortgagor is, the more likely it will be aware of its rights, remedies and defenses against its mortgagee and the more likely it will have the resources to make effective use of all of its rights, remedies and defenses.

Credit Enhancement Limitations

     The Prospectus Supplement for a Series of Certificates will describe any Credit Enhancement in the related Trust Fund, which may include letters of credit, insurance policies, surety bonds, limited guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Enhancement will be subject to the conditions and limitations described herein and in the related Prospectus Supplement and is not expected to cover all potential losses or risks or guarantee repayment of the entire principal balance of the Certificates and interest thereon.

     A Series of Certificates may include one or more Classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline or be reduced to zero under certain circumstances. In addition, if principal payments on one or more Classes of Certificates of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Enhancement may be exhausted before the principal of the lower priority Classes of Certificates of such Series has been repaid. As a result, the impact of significant losses and shortfalls on the Mortgaged Properties may fall primarily upon those Classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Enhancement covers more than one Series of Certificates, holders of Certificates of one Series will be subject to the risk that such Credit Enhancement will be exhausted by the claims of the holders of Certificates of one or more other Series.

     The amount, type and nature of Credit Enhancement, if any, established with respect to a Series of Certificates will be determined on the basis of criteria established by each Rating Agency rating Classes of the Certificates of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of Credit Enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. No assurance can be given with respect to any Mortgage Loan that the appraised value of the related Mortgaged Property has remained or will remain at its level as of the origination date of such Mortgage Loan. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial or multifamily properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans in a particular Trust Fund and any secondary financing on the related Mortgaged
Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders for similar mortgage loans. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Enhancement, such losses will be borne, at least in part, by the holders of one or more Classes of the Certificates of the related Series. See "--Limited Nature of Credit Ratings," "DESCRIPTION OF THE CERTIFICATES" and "CREDIT ENHANCEMENT."

Risks to Subordinated Certificateholders; Lower Payment Priority

     If so provided in the related Prospectus Supplement, a Series of Certificates may include one or more Classes of Subordinate Certificates (which may include Offered Certificates). If losses or shortfalls in collections on Mortgaged Properties are realized, the amount of such losses or shortfalls will be borne first by one or more Classes of the Subordinate Certificates. The remaining amount of such losses or shortfalls, if any, will be borne by the remaining Classes of Certificates in the priority and subject to the limitations specified in such Prospectus Supplement. In addition to the foregoing, any Credit Enhancement, if applicable, may be used by the Certificates of a higher priority of payment before the principal of the lower priority Classes of
Certificates of such Series has been repaid. Therefore, the impact of significant losses and shortfalls on the mortgaged properties may fall primarily upon those Classes of Certificates with a lower payment priority.

Taxable Income in Excess of Distributions Received

     A holder of a certificate in a Class of Subordinate Certificates could be allocated taxable income attributable to accruals of interest and original issue discount in excess of cash distributed to such holder if mortgage loans were in default giving rise to delays in distributions. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences For REMIC Certificates--Taxation of REMIC Regular Certificates--Subordinate Certificates--Effects of Defaults, Delinquencies and Losses" herein.

Due-on-Sale Clauses and Assignments of Leases and Rents

     Mortgages may contain a due-on-sale clause, which permits the mortgagee to accelerate the maturity of the mortgage loan if the mortgagor sells, transfers or conveys the related mortgaged property or its interest in the mortgaged property. Mortgages may also include a debt-acceleration clause, which permits the mortgagee to accelerate the debt upon a monetary or non-monetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     The related Prospectus Supplement will describe whether and to what extent the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the mortgagee as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the mortgagee is entitled to collect rents. Such assignments are typically not perfected as security interests prior to the mortgagee's taking possession of the related mortgaged property and/or appointment of a receiver. Some state laws may require that the mortgagee take possession of the mortgaged property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the mortgagee's ability to collect the rents may be adversely affected. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Leases and Rents."

Environmental Risks

     Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a mortgagee may be liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the mortgagee have become sufficiently involved in the operations of the mortgagor, regardless of whether the environmental damage or threat was caused by a prior owner. A mortgagee also risks such liability on foreclosure of the mortgage. Each Agreement will generally provide that the Master Servicer or the Special Servicer, if any, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless the Master Servicer or Special Servicer, as applicable, has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that: (i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or  disposal  of  any  hazardous  substances,  hazardous  materials,  wastes  or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances, which may include obtaining an environmental insurance policy. The related Prospectus Supplement may impose additional restrictions on the ability of the Master Servicer or the Special Servicer, if any, to take any of the foregoing actions. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks."

Certain Federal Tax Considerations Regarding Residual Certificates

     Holders of Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences For REMIC Certificates--Taxation of Holders of Residual Certificates." Accordingly, under certain circumstances, holders of Offered Certificates that constitute Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate balances of all Classes of Certificates of the related Series have been reduced to zero, even though holders of Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder that (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Certificates are subject to certain restrictions on transfer. In particular, the transfer of a Residual Interest to certain "Disqualified Organizations" is prohibited. If transfer occurs in violation of such prohibition, a tax is imposed on the transfer. In addition, the transfer of a "noneconomic residuary interest" by a Residual Certificateholder will be disregarded under certain circumstances with the transferor remaining liable for any taxable income derived from the Residual Interest by the transferee Residual Certificateholder. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences For REMIC Certificates--Taxation of Holders of Residual Certificates--Restrictions on Ownership and Transfer of Residual Certificates." Because of the special tax treatment of Residual Certificates, the taxable income arising in a given year on Residual Certificates will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificates may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

ERISA Considerations

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any Series. See "ERISA CONSIDERATIONS."

Special Hazard Losses

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and Special Servicer, if any, for any Trust Fund will each be required to use its best efforts in accordance with the servicing standard to cause the borrower on each Mortgage Loan serviced by it to maintain such insurance coverage in respect of the related Mortgaged Property as is required under the related Mortgage, including hazard insurance; provided that, as and to the extent described herein and in the related Prospectus Supplement, each of the Master Servicer and the Special Servicer, if any, may satisfy its obligation to cause hazard insurance to be maintained with respect to any Mortgaged Property through the acquisition of a blanket policy or master force placed policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and other kinds of risks not specified in the preceding sentence. Unless the related Mortgage specifically requires the mortgagor to insure against physical damage arising from such causes, then, to the extent any consequent losses are not covered by Credit Enhancement, such losses may be borne, at least in part, by the holders of one or more Classes of Certificates of the related Series. See "SERVICING OF THE MORTGAGE LOANS--Insurance."

Control; Decisions by Certificateholders

     Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate balance of all outstanding Certificates of a Series or a similar means of allocating decision-making under the related Agreement, which will be specified in the related Prospectus Supplement ("Voting Rights", will be required to direct, and will be sufficient to bind all Certificateholders of such Series to, certain actions, including amending the related Agreement in certain circumstances. See "SERVICING OF THE MORTGAGE LOANS--Events of Default," "--Rights Upon Event of Default" and "DESCRIPTION OF THE CERTIFICATES--Amendment."

Book-Entry Registration

     The related Prospectus Supplement may provide that one or more Classes of the Certificates initially will be represented by one or more certificates registered in the name of the nominee for The Depository Trust Company, and will not be registered in the names of the Certificateholders or their nominees. Because of this, unless and until definitive certificates are issued, beneficial owners of the Certificates of such Class or Classes will not be recognized by the Trustee as "Certificateholders" (as that term is to be used in the related Agreement). Hence, until such time as definitive certificates are issued, the beneficial owners will be able to exercise the rights of Certificateholders only indirectly through The Depository Trust Company and its participating organizations. See "DESCRIPTION OF THE CERTIFICATES--General."

                                  THE DEPOSITOR

     Commercial Mortgage Acceptance Corp. was incorporated in the State of Missouri on September 17, 1996. The Depositor is a wholly owned, limited purpose finance subsidiary of Midland Loan Services, Inc. The principal executive offices of the Depositor are located at 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105. Its telephone number is (816) 435-5000.

     The Depositor will have no servicing obligations or responsibilities with respect to any Series of Certificates, Mortgage Pool or Trust Fund. The
Depositor does not have, nor is it expected in the future to have, any significant assets.

     The Depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling mortgage assets to such trusts. Neither the Depositor, its parent nor any of the Depositor's affiliates will insure or guarantee distributions on the Certificates of any Series.

     The assets of the Trust Funds will be acquired by the Depositor directly or through one or more affiliates.

                               THE MASTER SERVICER

     Midland Loan Services, L.P., was organized under the laws of the State of Missouri in 1992 as a limited partnership. On April 3, 1998, substantially all of the assets of Midland Loan Services, L.P., were acquired by Midland Loan Services, Inc. ("Midland"), a newly formed, wholly-owned subsidiary of PNC Bank, National Association. Midland is a real estate financial services company which provides loan servicing and asset management for large pools of commercial and multifamily real estate assets and which originates commercial real estate loans. Midland's address is 210 West 10th Street, 6th Floor, Kansas City, Missouri 64105.

     The size of the loan portfolio which the Master Servicer was servicing as of the end of the most recent calendar quarter will be set forth in each Prospectus Supplement. The delinquency experience of the Master Servicer (and for periods prior to April 3, 1998, of the Master Servicer's predecessor in interest) as of the end of its three most recent fiscal years and the most recent calendar quarter for which such information is available on the portfolio of loans relating to commercial mortgage pass-through certificates master serviced by it will be summarized in each Prospectus Supplement. There can be no assurance that such experience will be representative of the results that may be experienced with respect to any particular Mortgage Pool.

                                 USE OF PROCEEDS

     The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Offered Certificates to purchase the Mortgage Loans relating to such Series, to repay any indebtedness that has been incurred to obtain funds to acquire Mortgage Loans, to obtain Credit Enhancement, if any, for the Series and to pay costs of structuring, issuing and underwriting the Certificates. The maturity and interest rate of such indebtedness, if any, will be set forth in "USE OF PROCEEDS" in the related Prospectus Supplement.

                        DESCRIPTION OF THE CERTIFICATES*

     The Certificates of each Series will be issued pursuant to a separate Pooling and Servicing Agreement (the "Agreement") to be entered into among the Depositor, the Master Servicer, the Special Servicer, if any, and the Trustee for that Series and any other parties described in the applicable Prospectus Supplement, substantially in the form filed as an exhibit to the Registration Statement of

----------------------
* Whenever in this Prospectus the terms "Certificates," "Trust Fund" and "Mortgage Pool" are used, such terms will be deemed to apply unless the context indicates otherwise, to a specific Series of Certificates, the Trust Fund underlying the related Series and the related Mortgage Pool.

which this Prospectus is a part or in such other form as may be described in the applicable Prospectus Supplement. The following summaries describe the material provisions expected to be common to each Series and the Agreement with respect to the underlying Trust Fund. However, the Prospectus Supplement for each Series will describe more fully the Certificates and the provisions of the related Agreement, which may be different from the summaries set forth below.

     At the time of issuance, the Offered Certificates of each Series will be rated "investment grade," typically one of the four highest generic rating categories, by at least one nationally recognized statistical rating organization. Each of such rating organizations specified in the applicable Prospectus Supplement as rating the Offered Certificates of the related Series is hereinafter referred to as a "Rating Agency." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency.

General

     The Certificates of each Series will be issued in registered or book-entry form and will represent beneficial ownership interests in the trust fund (the "Trust Fund") created pursuant to the Agreement for such Series. The Trust Fund for each Series will primarily comprise, to the extent provided in the
Agreement: (i) the Mortgage Loans conveyed to the Trustee pursuant to the Agreement; (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed-in-lien of foreclosure (upon acquisition, any "REO Property"); (iv) all revenue received in respect of REO Property; (v) insurance policies with respect to such Mortgage Loans; (vi) any assignments of leases, rents and profits, security agreements and pledges; (vii) any indemnities or guaranties given as additional security for such Mortgage Loans; (viii) the Trustee's right, title and interest in and to any reserve or escrow accounts established pursuant to any of the Mortgage Loan documents (each, a "Reserve Account"); (ix) the Collection Account; (x) the Distribution Account and the REO Account; (xi) any environmental indemnity agreements relating to such Mortgaged Properties; (xii) the rights and remedies under each related Mortgage Loan Purchase and Sale Agreement; and (xiii) the proceeds of any of the foregoing (excluding interest earned on deposits in any Reserve Account, to the extent such interest belongs to the related mortgagor). In addition, the Trust Fund for a Series may include various forms of Credit Enhancement. See "CREDIT ENHANCEMENT." Such other assets will be described more fully in the related Prospectus Supplement.

     If so specified in the applicable Prospectus Supplement, Certificates of a given Series may be issued in several Classes, which may pay interest at different rates, may represent different allocations of the right to receive principal and interest payments, and certain of which may be subordinated to other Classes in the event of shortfalls in available cash flow from the underlying Mortgage Loans. Alternatively, or in addition, Classes may be structured to receive principal payments in sequence. Each Class in a group of sequential pay Classes would be entitled to be paid in full before the next Class in the group is entitled to receive any principal payments. A Class of Certificates may also provide for payments of principal only or interest only or for disproportionate payments of principal and interest. Subordinate Certificates of a given Series of Certificates may be offered in the same Prospectus Supplement as the Senior Certificates of such Series or may be offered in a separate offering document. Each Class of Certificates of a Series will be issued in the minimum denominations specified in the related Prospectus Supplement.

     The Prospectus Supplement for any Series including Classes similar to any of those described above will contain a complete description of their material characteristics and risk factors, including, as applicable, (i) mortgage principal prepayment effects on the weighted average lives of Classes; (ii) the risk that interest only, or disproportionately interest weighted, Classes purchased at a premium may not return their purchase prices under rapid prepayment scenarios; and (iii) the degree to which an investor's yield is sensitive to principal prepayments.

     The Offered Certificates of each Series will be freely transferable and exchangeable at the office specified in the related Agreement and Prospectus Supplement; provided, however, that certain Classes of Certificates may be subject to transfer restrictions described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Certificates may be transferable only on the books of The Depository Trust Company or another depository identified in such Prospectus Supplement.

Distributions on Certificates

     Distributions of principal and interest on the Certificates of each Series will be made to the registered holders thereof ("Certificateholders") by the Trustee (or such other paying agent as may be identified in the related Prospectus Supplement) on the day (the "Distribution Date") specified in the related Prospectus Supplement, beginning in the period specified in the related Prospectus Supplement following the establishment of the related Trust Fund. Distributions for each Series will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register for such Series maintained by the Trustee or by wire transfer if so specified in the related Prospectus Supplement. The final distribution in retirement of the Certificates of each Series will be made only upon presentation and surrender of the Certificates at the office or agency specified in the notice to the Certificateholders of such final distribution. In addition, the Prospectus Supplement relating to each Series will set forth the applicable due period, prepayment period, record date, Cut-off Date and determination date in respect of each Series of Certificates.

     With respect to each Series of Certificates on each Distribution Date, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will distribute to the Certificateholders the amounts described in the related Prospectus Supplement that are due to be paid on such Distribution Date. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the Mortgage Loans received by the Master Servicer or the Special Servicer, if any, after a date specified in the related Prospectus Supplement (the "Cut-off Date") and prior to the day preceding each Distribution Date specified in the related Prospectus Supplement.

Accounts

     It is expected that the Agreement for each Series of Certificates will provide that the Trustee establish an account (the "Distribution Account") into which the Master Servicer will deposit amounts held in the Collection Account from which Certificateholder distributions will be made with respect to a given Distribution Date. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account generally to make distributions of interest and principal to the Certificateholders in the manner and in the amounts described in the related Prospectus Supplement.

     It is also expected that the Agreement for each Series of Certificates will provide that the Master Servicer establish and maintain one or more accounts (the "Collection Account") in the name of the Trustee for the benefit of Certificateholders. The Master Servicer will generally be required to deposit into the Collection Account all amounts received on or in respect of the Mortgage Loans. The Master Servicer will be entitled to make certain withdrawals from the Collection Account to, among other things: (i) remit certain amounts for the related Distribution Date into the Distribution Account; (ii) pay Property Protection Expenses, taxes, assessments and insurance premiums and certain third-party expenses in accordance with the Agreement; (iii) pay accrued and unpaid servicing fees and other servicing compensation to the Master Servicer and the Special Servicer, if any; and (iv) reimburse the Master

Servicer, the Special Servicer, if any, the Trustee and the Depositor for certain expenses and provide indemnification to the Depositor, the Master Servicer and the Special Servicer, if any, as described in the Agreement. "Property Protection Expenses" comprise certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title to, or management of, REO Property or the sale of defaulted Mortgage Loans or REO Properties, as more fully described in the related Agreement. The applicable Prospectus Supplement may provide for additional circumstances in which the Master Servicer will be entitled to make withdrawals from the Collection Account.

     The amount at any time credited to the Collection Account or the Distribution Account may be invested in Permitted Investments that are payable on demand or in general mature or are subject to withdrawal or redemption on or before the business day preceding the next succeeding Master Servicer Remittance Date, in the case of the Collection Account, or the business day preceding the next succeeding Distribution Date, in the case of the Distribution Account. The Master Servicer will be required to remit amounts on deposit in the Collection Account that are required for distribution to Certificateholders to the Distribution Account on or before the business day preceding the related Distribution Date (the "Master Servicer Remittance Date"). The income from the investment of funds in the Collection Account and the Distribution Account in Permitted Investments will constitute additional servicing compensation for the Master Servicer, and the risk of loss of funds in the Collection Account and the Distribution Account resulting from such investments will be borne by the Master Servicer. The amount of each such loss will be required to be deposited by the Master Servicer in the Collection Account or the Distribution Account, as the case may be, promptly as realized.

     It is expected that the Agreement for each Series of Certificates will provide that an account (the "REO Account") will be established and maintained in order to be used in connection with REO Properties and, if specified in the related Prospectus Supplement, certain other Mortgaged Properties. To the extent set forth in the Agreement, certain withdrawals from the REO Account will be made to, among other things, (i) make remittances to the Collection Account as required by the Agreement; (ii) pay taxes, assessments, insurance premiums, other amounts necessary for the proper operation, management and maintenance of the REO Properties and such other Mortgaged Properties and certain third-party expenses in accordance with the Agreement; and (iii) provide for the reimbursement of certain expenses in respect of the REO Properties and such other Mortgaged Properties.

     The amount at any time credited to the REO Account may be invested in Permitted Investments that are payable on demand or mature, or are subject to withdrawal or redemption, on or before the business day preceding the day on which such amounts are required to be remitted to the Master Servicer for deposit in the Collection Account. The income from the investment of funds in the REO Account in Permitted Investments will be for the benefit of the Master Servicer, or the Special Servicer, if applicable, and the risk of loss of funds in the REO Account resulting from such investments will be borne by the Master Servicer, or the Special Servicer, if applicable.

     "Permitted Investments" will generally consist of one or more of the following, unless the Rating Agencies rating Certificates of a Series require other or additional investments:

     (i) direct obligations of, or obligations guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America;

     (ii) direct  obligations  of the  Federal  Home Loan  Mortgage  Corporation
("FHLMC") (debt obligations only), the Federal National Mortgage Association ("Fannie Mae") (debt obligations only), the Federal Farm Credit System (consolidated systemwide bonds and notes only), the Federal Home Loan Banks (consolidated debt obligations only), the Student Loan Marketing Association (debt obligations only), the Financing Corp. (consolidated debt obligations only) and the Resolution Funding Corp. (debt obligations only);

     (iii) federal funds, time deposits in, or certificates of deposit of, or bankers' acceptances, or repurchase obligations, all having maturities of not more than 365 days, issued by any bank or trust company, savings and loan association or savings bank, depositing institution or trust company having the highest short-term rating available from each Rating Agency rating the Certificates of a Series;

     (iv) commercial paper having a maturity of 365 days or less (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof and demand notes that constitute vehicles for investment in commercial paper) that is rated by each Rating Agency rating the Certificates of a Series in its highest short-term unsecured rating category;

     (v) shares of taxable money market funds or mutual funds that seek to maintain a constant net asset value and have been rated by each Rating Agency rating the Certificates of a Series as Permitted Investments with respect to this definition;

     (vi) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each Rating Agency rating the Certificates of a Series as a permitted investment of funds backing securities having ratings equivalent to each such Rating Agency's highest initial rating of the Certificates; and

     (vii) such other obligations as are acceptable as Permitted Investments to each Rating Agency rating the Certificates of a Series;

provided, however, that (a) if Standard and Poor's Rating Service, a division of the McGraw-Hill Companies, Inc. ("S&P") is a Rating Agency for such Series, none of such obligations or securities listed above may have an "r" highlighter affixed to its rating if rated by S&P; (b) except with respect to units of money market funds pursuant to clause (v) above, each such obligation or security will have a fixed dollar amount of principal due at maturity which cannot vary or change; and (c) except with respect to units of money market funds pursuant to clause (v) above, if any such obligation or security provides for a variable rate of interest, interest will be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index; and provided, further, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security will be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment as of the date of its acquisition.

Amendment

     Generally, the Agreement for each Series will provide that it may be amended from time to time by the parties thereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein that may be inconsistent with any other provisions therein or this Prospectus or the related Prospectus Supplement, (iii) to amend any provision thereof to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency or (iv) to make any other provisions with respect to matters or questions arising under the Agreement that will not (a) be inconsistent with the provisions of the Agreement or this Prospectus or the related Prospectus Supplement, (b) result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any outstanding Class of Certificates and (c) adversely affect in any material respect the interests of any Certificateholder.

     Each Agreement will also provide that it may be amended from time to time by the parties thereto with the consent of the holders of each of the Classes of Regular Certificates representing not less than a percentage specified in the related Agreement of all Classes of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans that are required to be distributed on any Certificate without the consent of each affected Certificateholder; (ii) change the percentage of Certificates the holders of which are required to consent to any action or inaction under the Agreement, without the consent of the holders of all Certificates then outstanding; or (iii) alter the obligations of the Master Servicer or the Trustee, without the consent of the holders of all Certificates representing all of the Voting Rights of the Class or Classes affected thereby (unless such amendment is permitted pursuant to the preceding paragraph) to make an advance.

      Further, the Agreement for each Series may provide that the parties thereto, at any time and from time to time, without the consent of the Certificateholders, may amend the Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC related to such Series or to prevent the imposition of any additional material state or local taxes, at all times that any of the Certificates are outstanding, provided, however, that such action, as evidenced by an opinion of counsel (paid for as an expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The related Prospectus Supplement will specify the method for allocating Voting Rights among holders of Certificates of a Class.

      The Agreement relating to each Series may provide that no amendment to such Agreement will be made unless there has been delivered in accordance with such Agreement an opinion of counsel to the effect that such amendment will not cause such Series to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

     The Prospectus Supplement for a Series may describe other or different provisions concerning the amendment of the related Agreement required by the Rating Agencies rating the Certificates of such Series.

Termination

     The obligations of the parties to the Agreement for each Series will terminate upon: (i) the purchase of all of the assets of the related Trust Fund, as described in the related Prospectus Supplement; (ii) the later of (a) the distribution to Certificateholders of that Series of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; (iii) the sale of the assets of the related Trust Fund after the principal amounts of all Certificates have been reduced to zero under circumstances set forth in the Agreement; or (iv) mutual consent of the parties and all Certificateholders. With respect to each Series, the Trustee will give or cause to be given written notice of termination of the Agreement to each Certificateholder and the final distribution under the Agreement will be made only upon surrender and cancellation of the related Certificates at an office or agency specified in the notice of termination.

Reports to Certificateholders

     Concurrently with each distribution for each Series, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will forward to each Certificateholder a statement setting forth such information relating to such distribution as is specified in the Agreement and described in the applicable Prospectus Supplement.

The Trustee

     The Depositor will select a bank or trust company to act as trustee (the "Trustee") under the Agreement for each Series and the Trustee will be identified, and its obligations under that Agreement will be described, in the applicable Prospectus Supplement. The Rating Agencies rating Certificates of a Series may require the appointment of a fiscal agent to guarantee certain obligations of the Trustee. Such fiscal agent will be a party to the Agreement. In such event, the fiscal agent will be identified, and its obligations under the Agreement will be described, in the applicable Prospectus Supplement. See "SERVICING OF THE MORTGAGE LOANS--Certain Matters with Respect to the Master Servicer, the Special Servicer, the Trustee and the Depositor."

                               THE MORTGAGE POOLS

General

     Each Mortgage Pool will consist of mortgage loans secured by first or junior mortgages, deeds of trust or similar security instruments (each, a "Mortgage") on, or installment contracts ("Installment Contracts") for the sale of, fee simple or leasehold interests in commercial real estate property, multifamily residential property, and/or mixed-use property, and related property and interests (each such interest or property, as the case may be, a "Mortgaged Property"). Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks) and general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--General," "--Types of Mortgage Instruments," "--Installment Contracts" and "--Junior Mortgages; Rights of Senior Mortgagees or Beneficiaries" for more detailed information regarding the characteristics of such types of mortgage loans. A Mortgage Pool will not include securities of the type listed in the definition of Permitted Investments. Each such mortgage loan or Installment Contract is herein referred to as a "Mortgage Loan."

     All Mortgage Loans will be of one or more of the following types:

     1. Mortgage Loans with fixed interest rates;

     2. Mortgage Loans with adjustable interest rates;

     3. Mortgage Loans whose principal balances fully amortize over their remaining terms to maturity;

     4. Mortgage Loans whose principal balances do not fully amortize, but instead provide for a substantial principal payment at the stated maturity of the loan;

     5. Mortgage Loans that provide for recourse against only the Mortgaged Properties; and

     6. Mortgage Loans that provide for recourse against the other assets of the related mortgagors.

      Certain Mortgage Loans ("Simple Interest Loans") may provide that scheduled interest and principal payments thereon are applied first to interest accrued from the last date on which interest has been paid to the date such payment is received and the balance thereof is applied to principal, and other Mortgage Loans may provide for payment of interest in advance rather than in arrears.

      Mortgage Loans may also be secured by one or more assignments of leases and rents, management agreements or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, cash collateral deposits, personal guarantees or combinations thereof. Pursuant to an assignment of leases and rents, the obligor on the related promissory note, bond, mortgage consolidation agreement, installment contract or other similar instrument (each, a "Note") assigns its right, title and interest as landlord under each lease and the income derived therefrom to the related mortgagee, while retaining a license to collect the rents for so long as there is no default. If the obligor defaults, the license terminates and the related mortgagee is entitled to collect the rents from tenants to be applied to the monetary obligations of the obligor. State law may limit or restrict the enforcement of the assignment of leases and rents by a mortgagee until the mortgagee takes possession of the related mortgaged property and/or a receiver is appointed. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Leases and Rents."

      If so specified in the related Prospectus Supplement, a Trust Fund may include a number of Mortgage Loans with a single obligor or related obligors thereunder. In the event that the Mortgage Pool securing Certificates for any Series includes a Mortgage Loan or a group of Mortgage Loans of a single obligor or group of affiliated obligors representing 10% or more of the principal amount of such Certificates, the Prospectus Supplement will contain information, including financial information, regarding the credit quality of the obligors. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates.

      Unless otherwise specified in the Prospectus Supplement for a Series, the Mortgage Loans will not be insured or guaranteed by the United States, any governmental agency, any private mortgage insurer or any other person or entity.

      The Prospectus Supplement relating to each Series will, to the extent verifiable, specify the originator or originators relating to the Mortgage Loans, which may include, among others, commercial banks, savings and loan associations, other financial institutions, mortgage banks, credit companies, insurance companies, real estate developers or other HUD approved lenders, and the underwriting criteria to the extent available in connection with originating the Mortgage Loans. See "RISK FACTORS--Potential Inability to Verify Underwriting Standards" herein. The criteria applied by the Depositor in selecting the Mortgage Loans to be included in a Mortgage Pool will vary from Series to Series. The Prospectus Supplement relating to each Series also will provide specific information regarding the characteristics of the Mortgage Loans, as of the Cut-off Date, including, among other things: (i) the aggregate principal balance of the Mortgage Loans; (ii) the types of properties securing the Mortgage Loans and the aggregate principal balance of the Mortgage Loans secured by each type of property; (iii) the interest rate or range of interest rates of the Mortgage Loans; (iv) the origination dates and the original and, with respect to seasoned Mortgage Loans, remaining terms to stated maturity of the Mortgage Loans; (v) the loan-to-value ratios at origination and, with respect to seasoned Mortgage Loans, current loan balance-to-original value ratios of the Mortgage Loans; (vi) the geographic distribution of the Mortgaged Properties underlying the Mortgage Loans; (vii) the minimum interest rates, margins, adjustment caps, adjustment frequencies, indices and other similar information applicable to adjustable rate Mortgage

Loans; (viii) the debt service coverage ratios relating to the Mortgage Loans; and (ix) payment delinquencies, if any, relating to the Mortgage Loans. The applicable Prospectus Supplement will also specify any materially inadequate, incomplete or obsolete documentation relating to the Mortgage Loans and other characteristics of the Mortgage Loans relating to each Series. If specified in the applicable Prospectus Supplement, the Depositor may segregate the Mortgage Loans in a Mortgage Pool into separate "Mortgage Loan Groups" (as described in the related Prospectus Supplement) as part of the structure of the payments of principal and interest on the Certificates of a Series. In such case, the Depositor will disclose the above-specified information by Mortgage Loan Group.

      The Depositor will file a current report on Form 8-K (the "Form 8-K") with the Commission within 15 days after the initial issuance of each Series of Certificates (each, a "Closing Date"), as specified in the related Prospectus Supplement, which will set forth information with respect to the Mortgage Loans included in the Trust Fund for a Series as of the related Closing Date. The Form 8-K will be available to the Certificateholders of the related Series promptly after its filing.

Assignment of Mortgage Loans

      At the time of issuance of the Certificates of each Series, the Depositor will cause the Mortgage Loans to be assigned to the Trustee, together with all scheduled payments of interest and principal due after the Cut-off Date (whether received) and all payments of interest and principal received by the Depositor or the Master Servicer on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on or prior to the Cut-off Date). The Trustee, concurrently with such assignment, will execute and deliver Certificates evidencing the beneficial ownership interests in the related Trust Fund to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Agreement for the related Series (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will include, among other things, as to each Mortgage Loan, information as to its outstanding principal balance as of the close of business on the Cut-off Date, as well as information respecting the interest rate, the scheduled monthly (or other periodic) payment of principal and interest as of the Cut-off Date, the maturity date of each Note and the address of each property securing the Note.

      In addition,  the Depositor will, as to each Mortgage Loan, deliver to the
Trustee:  (i) the Note,  endorsed to the order of the Trustee without  recourse;
(ii) the Mortgage and an executed assignment thereof in favor of the Trustee or otherwise as required by the Agreement; (iii) any assumption, modification or substitution agreements relating to the Mortgage Loan; (iv) a mortgagee's title insurance policy (or owner's policy in the case of an Installment Contract), together with its endorsements, or an attorney's opinion of title issued as of the date of origination of the Mortgage Loan; (v) if the security agreement and/or assignment of leases, rents and profits is separate from the Mortgage, an executed assignment of such security agreement and/or re-assignment of such assignment of leases, rents and profits to the Trustee; and (vi) such other documents as may be described in the Agreement (such documents collectively, the "Mortgage Loan File"). Unless otherwise expressly permitted by the Agreement, all documents included in the Mortgage Loan File are to be original executed documents, provided, however, that in instances in which the original recorded
Mortgage, mortgage assignment or any document necessary to assign the Depositor's interest in Installment Contracts to the Trustee, as described in the Agreement, has been retained by the applicable jurisdiction or has not yet been returned from recordation, the Depositor may deliver a photocopy thereof certified to be the true and complete copy of the original thereof submitted for recording.

      The Trustee will hold the Mortgage Loan File for each Mortgage Loan in trust for the benefit of all Certificateholders. Pursuant to the Agreement, the Trustee is obligated to review the Mortgage Loan File for each Mortgage Loan within a specified number of days after the execution and delivery of the

Agreement. If any document in the Mortgage Loan File is found to be defective in any material respect, the Trustee will promptly notify the Depositor, the Master Servicer and the Seller.

Mortgage Underwriting Standards and Procedures

      The underwriting procedures and standards for Mortgage Loans included in a Mortgage Pool will be specified in the related Prospectus Supplement to the extent such procedures and standards are known or available. Such Mortgage Loans may be originated by an affiliate of the Depositor or third parties in contemplation of the transactions contemplated by this Prospectus and the related Prospectus Supplement or may have been originated by third-parties and acquired by the Depositor directly or through its affiliates in negotiated transactions.

      The originator of a Mortgage Loan generally will have applied underwriting procedures intended to evaluate, among other things, the income derived from the Mortgaged Property, the capabilities of the management of the project, including a review of management's past performance record, its management reporting and control procedures (to determine its ability to recognize and respond to problems) and its accounting procedures to determine cash management ability, the obligor's credit standing and repayment ability and the value and adequacy of the Mortgaged Property as collateral. With respect to certain Mortgage Loans, the Depositor may be unable to verify the underwriting standards and procedures used by a particular originator, in which case, such fact will be disclosed in the related Prospectus Supplement. Mortgage Loans insured by the Federal Housing Administration ("FHA"), a division of the United States Department of Housing and Urban Development ("HUD"), will have been originated by mortgage lenders that were at the time of origination approved by HUD as FHA mortgagees in the ordinary course of their real estate lending activities and will comply with the underwriting policies of FHA. In general, the Depositor will not engage in the reunderwriting of Mortgage Loans that it acquires. Instead, the Depositor will rely on the representations and warranties made by the Seller, and the Seller's obligation to repurchase a Mortgage Loan in the event that a representation or warranty was not true when made. See "RISK FACTORS--Potential Inability to Verify Underwriting Standards."

      If so specified in the related Prospectus Supplement, the adequacy of a Mortgaged Property as security for repayment will generally have been determined by appraisal by appraisers selected in accordance with preestablished guidelines for appraisers established by or acceptable to the loan originator. In general, originators of commercial and multifamily mortgage loans require each mortgaged property to be appraised by an independent appraiser in accordance with MAI Standards. Furthermore, if so specified in the related Prospectus Supplement, the appraiser must have personally inspected the property and verified that it was in good condition and that construction, if new, has been completed. Generally, the appraisal will have been based upon a cash flow analysis and/or a market data analysis of recent sales of comparable properties and, when deemed applicable, a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

      No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. Further, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial properties or multifamily residential properties. If the commercial real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans and any additional financing on the Mortgaged Properties in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that such losses are not covered by the methods of Credit Enhancement or the insurance policies described herein and/or in the related Prospectus Supplement, the ability of the Trust Fund to pay principal of and interest on the Certificates may be adversely affected. Even if credit support covers all losses resulting from defaults and foreclosure, the effect of defaults and foreclosures may be to increase prepayment experience on the Mortgage Loans, thus shortening weighted average life and affecting yield to maturity.

Representations and Warranties

      The seller of a Mortgage Loan to the Depositor (the "Seller"), which may be an affiliate of the Depositor, will have made representations and warranties in respect of the Mortgage Loans sold by such Seller to the Depositor. Such representations and warranties will generally include, among other things: (i) with respect to each Mortgaged Property, that title insurance (or if not yet issued, a pro forma or specimen policy or a "marked-up" commitment for title insurance furnished by the related title insurance company for purposes of closing) and any required hazard insurance was effective at the origination of each Mortgage Loan, and that each policy (or pro forma or specimen policy or "marked-up" commitment for title insurance) remained in effect on the date of purchase of the Mortgage Loan from the Seller; (ii) that the Seller was the sole owner and holder of such Mortgage Loan and had full right and authority to sell and assign such Mortgage Loan; (iii) with respect to each Mortgaged Property, that each Mortgage constituted a valid first lien on the Mortgaged Property (subject only to permissible title insurance exceptions); (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property; and (v) that no scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the related Cut-off Date. The Prospectus Supplement for a Series will identify each Seller and specify the representations and warranties being made by the Seller.

      All of the representations and warranties of a Seller in respect of a Mortgage Loan generally will have been made as of the date on which such Seller sold the Mortgage Loan to the Depositor. The related Prospectus Supplement will indicate if a different date is applicable. A substantial period of time may have elapsed between such date and the date of the initial issuance of the Series of Certificates evidencing an interest in such Mortgage Loan. Since the representations and warranties of the Seller do not address events that may occur following the sale of a Mortgage Loan by the Seller, the repurchase obligation of the Seller described below will not arise if, on or after the date of the sale of a Mortgage Loan by the Seller to the Depositor, the relevant event occurs that would have given rise to such an obligation. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any Series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of the Seller will not be accurate and complete in all material respects in respect of such Mortgage Loan as of the date of sale of the Mortgage Loans or such other date specified in the applicable Prospectus Supplement. If so specified in the related Prospectus Supplement, the Depositor will make certain representations and warranties for the benefit of Certificateholders of a Series in respect of a Mortgage Loan that relate to the period commencing on the date of sale of such Mortgage Loan to the Depositor.

      Upon the discovery of the breach of any representation or warranty made by the Seller in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related Series, if the Seller cannot cure such breach within 85 days following discovery of the breach or the Seller's receipt of notice of such breach, such Seller generally will be obligated to substitute a similar replacement mortgage loan for such Mortgage Loan, if so provided in the related Prospectus Supplement, or repurchase such Mortgage Loan at a purchase price equal to 100% of the unpaid principal balance thereof at the date of repurchase, plus (a) unpaid accrued interest at the applicable rate (in the absence of a default) to, but not including, the date of repurchase, (b) the amount of any unreimbursed advances made with respect to Property Protection Expenses, (c) interest on all advances made with respect to such Mortgage Loan at the rate specified in the related Agreement, (d) the amount of any unpaid servicing compensation (other than servicing fees) and Trust Fund expenses allocable to such Mortgage Loan, and (e) the amount of any expenses reasonably incurred by the Master Servicer, the Special Servicer, if any, or the Trustee in respect of such repurchase obligation. The Master Servicer will be required to enforce such obligation of the Seller for the benefit of the Trustee and the Certificateholders in accordance with servicing standards for the applicable Agreement. This repurchase obligation, and substitution obligation, if applicable, will generally constitute the sole remedy or remedies available to the Trustee for the benefit of the Certificateholders of such Series for a breach of a representation or warranty by a Seller, and the Depositor and the Master Servicer will have no liability to the Trust Fund for any such breach. The applicable Prospectus Supplement will indicate whether any additional remedies will be available to the Trustee or the Certificateholders. No assurance can be given that a Seller will carry out its repurchase obligation with respect to the Mortgage Loans.

      If specified in the related Prospectus Supplement, the Seller may deliver to the Trustee, within a specified number of days following the issuance of a Series of Certificates, Mortgage Loans in substitution for any one or more of the Mortgage Loans initially included in the Trust Fund (i) which do not conform in one or more respects to the description thereof contained in the related Prospectus Supplement, (ii) as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the Certificateholders, or (iii) as to which a document in the related Mortgage Loan File is defective in any material respect. The related Prospectus Supplement will describe any required characteristics of any such substituted Mortgage Loans.

                         SERVICING OF THE MORTGAGE LOANS

General

      The servicer of the Mortgage Loans (the "Master Servicer") will be Midland Loan Services, Inc., the parent of the Depositor and a wholly-owned subsidiary of PNC Bank, National Association. The Prospectus Supplement for the related Series will set forth certain information concerning the Master Servicer. The Master Servicer will be responsible for servicing the Mortgage Loans pursuant to the Agreement for the related Series. The Master Servicer's collection procedures will be described under "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" and "--Collection Activities" in the related Prospectus Supplement. To the extent so specified in the related Prospectus Supplement, one or more Special Servicers may be a party to the related Agreement or may be appointed by holders of certain Classes of Certificates representing a certain percentage specified in the related Agreement of such Class or Classes of Certificates or by another specified party. Certain information with respect to the Special Servicer will be set forth in such Prospectus Supplement. A Special Servicer for any Series of Certificates may be the Master Servicer or an affiliate of the Depositor or the Master Servicer and may hold, or be affiliated with the holder of, Subordinate Certificates of such Series. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. In general, a Special Servicer's duties will relate to defaulted Mortgage Loans or those Mortgage Loans that otherwise require special servicing ("Specially Serviced Mortgage Loans"), including instituting foreclosures and negotiating work-outs and will also include asset management activities with respect to any REO Property. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular Series of Certificates. The Master Servicer or Special Servicer generally may subcontract the servicing of all or a portion of the Mortgage Loans to one or more sub-servicers provided certain conditions are met. Such sub-servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

Collections and Other Servicing Procedures

      The Master Servicer and the Special Servicer, if any, will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the related Agreement, follow such collection procedures as it deems necessary or desirable. Consistent with the above and unless otherwise specified in the related Prospectus Supplement, the Master Servicer or the Special Servicer, if applicable, may, in its discretion, waive any late payment charge or penalty fees in connection with a late payment of a Mortgage Loan and, if so specified in the related Prospectus Supplement, may extend the due dates for payments due on a Note.

It is expected that the Agreement for each Series will provide that the Master Servicer establish and maintain one or more escrow accounts (each, an "Escrow Account") in which the Master Servicer will be required to deposit amounts received from each mortgagor, if required by the terms of the related Mortgage Loan documents, for the payment of taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items ("Escrow Payments"). The Special Servicer, if any, will be required to remit amounts received for such purposes on Mortgage Loans serviced by it to the Master Servicer for deposit into the Escrow Account, and will be entitled to direct the Master Servicer to make withdrawals from the Escrow Account as may be required for servicing of such Mortgage Loans. Withdrawals from the Escrow Account generally may be made
(i) to effect timely payment of taxes, assessments, mortgage and hazard insurance premiums and other comparable items, (ii) to transfer funds to the Collection Account to reimburse the Master Servicer or the Trustee, as applicable, for any advance with interest thereon relating to Escrow Payments,
(iii) to restore or repair the Mortgaged Properties, (iv) to clear and terminate such account, (v) to pay interest to mortgagors on balances in the Escrow Account, if required by the terms of the related Mortgage Loan documents or by applicable law and (vi) to remove amounts not required to be deposited therein. The related Prospectus Supplement may provide for other permitted withdrawals from the Escrow Account. The Master Servicer will be entitled to all income on the funds in the Escrow Account invested in Permitted Investments not required to be paid to mortgagors by the terms of the related Mortgage Loan documents or by applicable law. The Master Servicer will be responsible for the administration of the Escrow Account.

Insurance

      The Agreement for each Series will require that the Master Servicer use its best efforts to cause each mortgagor to maintain insurance in accordance with the related Mortgage Loan documents, which generally will include a standard fire and hazard insurance policy with extended coverage. To the extent required by the related Mortgage Loan, the coverage of each such standard hazard insurance policy will be in an amount that is at least equal to the lesser of
(i) the full replacement cost of the improvements and equipment securing such Mortgage Loan or (ii) the outstanding principal balance owing on such Mortgage Loan or such amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer, in each case with a replacement cost rider. The Master Servicer will also use its reasonable efforts to cause each mortgagor to maintain (i) insurance providing coverage against 12 months of rent interruptions and (ii) such other insurance as provided in the related Mortgage Loan. Subject to the requirements for modification, waiver or amendment of a Mortgage Loan (See "--Modifications, Waivers and Amendments"), the Master Servicer may in its reasonable discretion consistent with the servicing standard set forth in the related Agreement waive the requirement of a Mortgage Loan that the related mortgagor maintain earthquake insurance on the related Mortgaged Property. If a Mortgaged Property is located at the time of origination of the related Mortgage Loan in a federally designated special flood hazard area, the Master Servicer will also use its best efforts to cause the related mortgagor to maintain flood insurance in an amount equal to the lesser of the unpaid principal balance of the related Mortgage Loan and the maximum amount obtainable with respect to the Mortgage Loan. The related Agreement will provide that the Master Servicer will be required to maintain the foregoing insurance if the related mortgagor fails to maintain such insurance to the extent such insurance is available at commercially reasonable rates and to the extent the Trustee, as mortgagee, has an insurable interest. The cost of any such insurance maintained by the Master Servicer will be advanced by the Master Servicer. The Master Servicer or the Special Servicer, if any, will cause to be maintained fire and hazard insurance with extended coverage on each REO Property in an amount that is at least equal to the full replacement cost of the improvements and equipment. The cost of any such insurance with respect to an REO Property will be payable out of amounts on deposit in the related REO Account or will be advanced by the Master Servicer. The Special Servicer will maintain flood insurance providing substantially the same coverage as described above on any REO Property that was located in a federally designated special flood hazard area at the time the related mortgage loan was originated. The Special Servicer will maintain with respect to each REO Property (i) public liability insurance,
(ii) loss of rent endorsements and (iii) such other insurance as provided in the related Mortgage Loan. Any such insurance that is required to be maintained with respect to any REO Property will only be so required to the extent such insurance is available at commercially reasonable rates. The related Agreement will provide that the Master Servicer or Special Servicer, as applicable, may satisfy its obligation to cause hazard insurance policies to be maintained by maintaining a master force placed insurance policy insuring against losses on the Mortgage Loans or REO Properties, as the case may be. The incremental cost of such insurance allocable to any particular Mortgage Loan or REO Property, if not borne by the related mortgagor, will be advanced by the Master Servicer. Alternatively, the Master Servicer or Special Servicer, as applicable, may satisfy its obligation by maintaining, at its expense, a blanket policy (i.e., not a master force placed policy) insuring against losses on the Mortgage Loans or REO Properties, as the case may be. If such a blanket or master force placed policy contains a deductible clause, the Master Servicer or the Special Servicer, as applicable, will be obligated to deposit in the Collection Account all sums that would have been deposited therein but for such clause to the extent any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or in the absence of any such deductible limitation, the deductible limitation that is consistent with the servicing standard under the related Agreement.

      In  general,  the  standard  form of fire  and  hazard  extended  coverage insurance policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Since the standard hazard insurance policies relating to the Mortgage Loans will be underwritten by different insurers and will cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and conditions. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Any losses incurred with respect to Mortgage Loans due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds could affect distributions to the Certificateholders.

      The standard hazard insurance policies covering Mortgaged Properties securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the structures and other improvements damaged or destroyed and (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

      The Prospectus Supplement may describe other provisions concerning the insurance policies required to be maintained under the related Agreement.

      Unless otherwise specified in the applicable Prospectus Supplement, no pool insurance policy, special hazard insurance policy, bankruptcy bond, repurchase bond or guarantee insurance will be maintained with respect to the Mortgage Loans nor will any Mortgage Loan be subject to FHA insurance.

      The FHA is responsible for administering various federal programs, including mortgage insurance, authorized under the National Housing Act of 1934, as amended, and the United States Housing Act of 1937, as amended. To the extent specified in the related Prospectus Supplement, all or a portion of the Mortgage Loans may be insured by the FHA. The Master Servicer will be required to take such steps as are reasonably necessary to keep such insurance in full force and effect.

Fidelity Bonds and Errors and Omissions Insurance

      The Agreement for each Series will generally require that the Master Servicer and the Special Servicer, if applicable, obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers and employees of the Master Servicer and the Special Servicer, if applicable. The related Agreement will allow the Master Servicer and the Special Servicer, if applicable, to self-insure against loss occasioned by the errors and omissions of the officers and employees of the Master Servicer and the Special Servicer, if applicable, so long as certain criteria set forth in the Agreement are met.

Servicing Compensation and Payment of Expenses

      The Master Servicer's principal compensation for its activities under the Agreement for each Series will come from the payment to it or retention by it, with respect to each Mortgage Loan, of a "Servicing Fee" (as defined in the related Prospectus Supplement). The exact amount and calculation of such Servicing Fee will be established in the Prospectus Supplement and Agreement for the related Series. Since the aggregate unpaid principal balance of the Mortgage Loans will generally decline over time, the Master Servicer's servicing compensation will ordinarily decrease as the Mortgage Loans amortize.

      In addition, the Agreement for a Series may provide that the Master Servicer is entitled to receive, as additional compensation, (i) Prepayment Premiums, late fees and certain other fees collected from mortgagors and (ii) any interest or other income earned on funds deposited in the Collection Account and Distribution Account (as described under "DESCRIPTION OF THE CERTIFICATES--Accounts") and, except to the extent such income is required to be paid to the related mortgagors, the Escrow Account.

      The Master Servicer will generally pay the fees of the Trustee.

      The amount and calculation of the fee for the servicing of Specially Serviced Mortgage Loans (the "Special Servicing Fee") will be described in the Prospectus Supplement and the Agreement for the related Series.

      In addition to the compensation described above, the Master Servicer and the Special Servicer, if applicable, (or any other party specified in the applicable Prospectus Supplement) may retain, or be entitled to the reimbursement of, such other amounts and expenses as are described in the applicable Prospectus Supplement.

Advances

      The applicable Prospectus Supplement will set forth the obligations, if any, of the Master Servicer and the Special Servicer, if applicable, to make any advances with respect to delinquent payments on Mortgage Loans, payments of taxes, assessments, insurance premiums and Property Protection Expenses or otherwise. Any such advances will be made in the form and manner described in the Prospectus Supplement and Agreement for the related Series. In general, the Master Servicer or the Special Servicer, if any, will be entitled to reimbursement for any advance equal to the amount of such advance, plus interest thereon at the rate specified in the related Agreement, from (i) any collections on or in respect of the particular Mortgage Loan or REO Property with respect to which each such advance was made or (ii) upon determining that such advance is not recoverable in the manner described in the preceding clause, from any other amounts from time to time on deposit in the Collection Account, which amounts may include funds that would otherwise be applied to the reduction of the principal balance of the Certificates for such Series. The monthly statements to Certificateholders will disclose the amount of any advances made during the prior month. See "THE POOLING AND SERVICING AGREEMENT--Advances" in the related Prospectus Supplement.

Modifications, Waivers and Amendments

      The Agreement for each Series will provide the Master Servicer or the Special Servicer, if any, with the discretion to modify, waive or amend certain of the terms of any Mortgage Loan without the consent of the Trustee or any Certificateholder subject to certain conditions set forth therein, including the condition that such modification, waiver or amendment will not result in such Mortgage Loan ceasing to be a "qualified mortgage" under the REMIC Regulations.

Evidence of Compliance

      The Agreement for each Series will generally provide that on or before a specified date in each year, with the first such date being a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a statement of a firm of independent certified public accountants to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under the related Agreement or the servicing of mortgage loans similar to the Mortgage Loans under substantially similar agreements for the preceding twelve (12) months and that the assertion of management of the Master Servicer or Special Servicer, as applicable, that it maintained an effective internal control system over the servicing of such mortgage loans is fairly stated in all material respects, based upon established criteria, which statement meets the standards applicable to accountant's reports intended for general distribution. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

      In addition, the Agreement for each Series will generally provide that the Master Servicer and the Special Servicer, if any, will each deliver to the Trustee, the Depositor and each Rating Agency, annually on or before a date specified in the Agreement, a statement signed by an officer of the Master Servicer or the Special Servicer, as applicable, to the effect that, based on a review of its activities during the preceding calendar year, to the best of such officer's knowledge, the Master Servicer or the Special Servicer, as applicable, has fulfilled in all material respects its obligations under the Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each default known to such officer.

Certain Matters With Respect to the Master Servicer, the Special Servicer, the Trustee and the Depositor

      The Agreement for each Series will also provide that none of the Depositor, the Master Servicer, the Special Servicer, if any, or any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer, if any, will be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Depositor, the Master Servicer, the Special Servicer, if any, nor any such person will be protected against any liability for a breach of any representations or warranties under the Agreement or that would otherwise be imposed by reason of willful misfeasance, misrepresentations, bad faith, fraud or negligence or, in the case of the Master Servicer or Special Servicer, if any, a breach of the servicing standards set forth in the Agreement in the performance of its duties or by reason of negligent disregard of its obligations and duties thereunder. The Agreement will further provide that the Depositor, the Master Servicer, the Special Servicer, if any, and any director, officer, employee or agent of the Depositor, the Master Servicer, the Special Servicer, if any, will be entitled to indemnification by the Trust Fund for any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its respective willful misfeasance, misrepresentation, bad faith, fraud or negligence or, in the case of the Master Servicer or the Special Servicer, if any, a breach of the servicing standard set forth in the Agreement in the performance of duties thereunder or by reason of negligent disregard of its respective obligations and duties thereunder. Any loss resulting from such indemnification will reduce amounts distributable to Certificateholders. The Prospectus Supplement will specify any variations to the foregoing required by the Rating Agencies rating Certificates of a Series.

      In addition, the Agreement will generally provide that none of the Depositor, the Master Servicer or the Special Servicer, if any, will be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under the Agreement and which in its opinion does not involve it in any expense or liability. The Master Servicer or the Special Servicer, if any, may, however, in its discretion undertake any such action that is related to its respective obligations under the related Agreement and that it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the holders of Certificates thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any liability related to the Master Servicer's or the Special Servicer's, if any, obligations to service the Mortgage Loans in accordance with the servicing standard under the Agreement) will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or Special Servicer, if applicable, will be entitled to be reimbursed therefor and to charge the Collection Account.

      Any person into which the Master Servicer or the Special Servicer, if any, may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Special Servicer, if any, is a party, or any person succeeding to the business of the Master Servicer or the Special Servicer, if any, will be the successor of the Master Servicer or the Special Servicer, as applicable, under the Agreement, and will be deemed to have assumed all of the liabilities and obligations of the Master Servicer or the Special Servicer, as applicable, under the Agreement, if each of the Rating Agencies has confirmed in writing that such merger or consolidation or succession will not result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. The related Prospectus Supplement will describe any additional restrictions on such a merger or consolidation.

      Generally, and in addition to the transactions permitted pursuant to the preceding paragraph, the Master Servicer or the Special Servicer, if any, may assign its rights and delegate its duties and obligations under the Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio; provided that certain conditions are met, including the written consent of the Trustee and written confirmation by each of the Rating Agencies that such assignment and delegation by the Master Servicer or the Special Servicer, as applicable, will not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates. The related Prospectus Supplement will describe any additional restrictions on such assignment.

      The Agreement will also provide that the Master Servicer or the Special Servicer, if any, may not otherwise resign from its obligations and duties as Master Servicer or Special Servicer thereunder, except upon the determination that performance of its duties is no longer permissible under applicable law and provided that such determination is evidenced by an opinion of counsel delivered to the Trustee. No such resignation or removal may become effective until the Trustee or a successor Master Servicer or Special Servicer, as the case may be, has assumed the obligations of the Master Servicer or the Special Servicer, as applicable, under the Agreement.

      The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Master Servicer, the Special Servicer, if any, and/or any of their respective affiliates.

      The Trustee may resign from its obligations under the Agreement at any time, in which event a successor Trustee will be appointed. In addition, the Depositor may remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Agreement or if the Trustee becomes insolvent, at which time the Depositor will become obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing the percentage of Voting Rights specified in the applicable Prospectus Supplement. Any resignation and removal of the Trustee, and the appointment of a successor Trustee, will not become effective until acceptance of such appointment by the successor Trustee.

      The Depositor is not obligated to monitor or supervise the performance of the Master Servicer, Special Servicer, if any, or the Trustee under the Agreement.

Events of Default

      Events of default with respect to the Master Servicer or the Special Servicer, if any, as applicable (each, an "Event of Default") under the Agreement for each Series will consist of, in summary form, (i) any failure by the Master Servicer or the Special Servicer, if any, to remit to the Collection Account or any failure by the Master Servicer to remit to the Trustee for deposit into the Distribution Account any amount required to be so remitted pursuant to the Agreement; (ii) any failure by the Master Servicer or Special Servicer, as applicable, duly to observe or perform in any material respect any of its other covenants or agreements or the breach of its representations or warranties (which breach materially and adversely affects the interests of the Certificateholders, the Trustee, the Master Servicer or the Special Servicer, if any, with respect to any Mortgage Loan) under the Agreement, which in each case continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer or the Special Servicer, as applicable, by the Depositor or the Trustee, or to the Master Servicer or Special Servicer, if any, the Depositor and the Trustee by the holders of Certificates evidencing Voting Rights of at least 25% of any affected Class; (iii) confirmation in writing by any of the Rating Agencies that the then current rating assigned to any Class of Certificates would be withdrawn, downgraded or qualified unless the Master Servicer or Special Servicer, as applicable, is removed; (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by, on behalf of or against the Master Servicer or Special Servicer, as applicable, indicating its insolvency or inability to pay its obligations; or (v) any failure by the Master Servicer or the Special Servicer, as applicable, to make a required advance. The related Prospectus Supplement may provide for other Events of Default to the extent required by the Rating Agencies rating Certificates of a Series.

Rights Upon Event of Default

      As long as an Event of Default remains unremedied, the Trustee may, and at the written direction of the holders of Certificates entitled to 25% of the aggregate Voting Rights of all Certificates will, terminate all of the rights and obligations of the Master Servicer or Special Servicer, as the case may be. Notwithstanding the foregoing, upon any termination of the Master Servicer or the Special Servicer, as applicable, under the Agreement the Master Servicer or the Special Servicer, as applicable, will continue to be entitled to receive all accrued and unpaid servicing compensation through the date of termination plus, in the case of the Master Servicer, all advances and interest thereon as provided in the Agreement. The Agreement for the applicable Series may specify that the Special Servicer is entitled under certain circumstances to continue to receive workout fees and other similar fees after it is terminated.

      The holders of Certificates evidencing not less than 66 2/3% of the aggregate Voting Rights of the Certificates may, on behalf of all holders of Certificates, waive any default by the Master Servicer or Special Servicer, if any, in the performance of its obligations under the Agreement and its consequences, except a default in making any required deposits to (including advances) or payments from the Collection Account or the Distribution Account or in remitting payments as received, in each case in accordance with the Agreement. Upon any such waiver of a past default, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been remedied for every purpose of the Agreement. No such waiver will extend to any subsequent or other default or impair any right consequent thereon.

      On and after the date of termination, the Trustee will succeed to all authority and power of the Master Servicer or the Special Servicer, as applicable, under the Agreement and will be entitled to similar compensation arrangements to which the Master Servicer or the Special Servicer, as applicable, would have been entitled. If the Trustee is unwilling or unable so to act, or if the holders of Certificates evidencing a majority of the aggregate Voting Rights so request or if the Trustee is not rated in one of its two highest long-term unsecured debt rating categories by each of the Rating Agencies rating the Certificates of such Series, the Trustee must appoint, or petition a court of competent jurisdiction for the appointment of, an established mortgage loan servicing institution, the appointment of which will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any Class of Certificates as evidenced in writing by each Rating Agency rating the Certificates of such Series, to act as successor to the Master Servicer or the Special Servicer, as applicable, under the Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer or the Special Servicer, as the case may be, under the Agreement.

      No Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement or the Mortgage Loans, unless, with respect to the Agreement, such holder previously shall have given to the Trustee a written notice of a default under the Agreement and of the continuance thereof, and unless also the holders of Certificates representing a majority of the aggregate Voting Rights allocated to each affected Class have made written request of the Trustee to institute such proceeding in its own name as Trustee under the Agreement and have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, has neglected or refused to institute such proceeding.

      The Trustee will have no obligation to institute, conduct or defend any litigation under the Agreement or in relation thereto at the request, order or direction of any of the holders of Certificates, unless such holders of Certificates have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                               CREDIT ENHANCEMENT

General

      If specified in the related Prospectus Supplement for any Series, credit enhancement may be provided with respect to one or more Classes thereof or the related Mortgage Loans ("Credit Enhancement"). Credit Enhancement may be in the form of a letter of credit, the subordination of one or more Classes of the Certificates of such Series, the establishment of one or more reserve funds, surety bonds, certificate guarantee insurance, the use of cross-support features, limited guarantees or another method of Credit Enhancement described in the related Prospectus Supplement, or any combination of the foregoing.

      It is unlikely that Credit Enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur that exceed the amount covered by Credit Enhancement or that are not covered by Credit Enhancement, Certificateholders will bear their allocable share of deficiencies. See "RISK FACTORS--Credit Enhancement Limitations."

      If Credit Enhancement is provided with respect to a Series, or the related Mortgage Loans, the applicable Prospectus Supplement will include a description of (a) the amount payable under such Credit Enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount payable under such Credit Enhancement may be reduced and under which such Credit Enhancement may be terminated or replaced and (d) the material provisions of any agreement relating to such Credit Enhancement. Additionally, the applicable Prospectus Supplement will set forth certain information with respect to the issuer of any third-party Credit Enhancement, including (i) a brief description of its principal business activities, (ii) its principal place of business, the jurisdiction of organization and the jurisdictions under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets and its stockholders' or policyholders' surplus, if applicable, as of the date specified in such Prospectus Supplement. If the holders of any Certificates of any Series will be materially dependent upon the issuer of any third party Credit Enhancement for timely payment of interest and/or principal on their Certificates, the Depositor will file a current report on Form 8-K within 15 days after the initial issuance of such Certificates, which will include any material information regarding such issuer, including audited financial statements to the extent required.

Subordinate Certificates

      If so specified in the related Prospectus Supplement, one or more Classes of a Series may be Subordinate Certificates. If so specified in the related Prospectus Supplement, the rights of the holders of subordinate Certificates (the "Subordinate Certificates") to receive distributions of principal and interest from the Distribution Account on any Distribution Date will be subordinated to such rights of the holders of senior Certificates (the "Senior Certificates") to the extent specified in the related Prospectus Supplement. In addition, subordination may be effected by the allocation of losses first to Subordinate Certificates in reduction of the principal balance of such Certificates until the principal balance thereof is reduced to zero before any losses are allocated to Senior Certificates. The Agreement may require a trustee that is not the Trustee to be appointed to act on behalf of holders of Subordinate Certificates.

      A Series may include one or more Classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to all other Classes designated as being senior thereto. Such right to receive payments will effectively be subordinate to the rights of holders of such senior designated Classes of Certificates. A Series may also include one or more Classes of Subordinate Certificates that will be allocated losses prior to any losses being allocated to Classes of Subordinate Certificates designated as being senior thereto. If so specified in the related Prospectus Supplement, the subordination of a Class may apply only in the event of (or may be limited to) certain types of losses not covered by insurance policies or other Credit Enhancement, such as losses arising from damage to property securing a Mortgage Loan not covered by standard hazard insurance policies.

      The related Prospectus Supplement will describe any such subordination in greater detail and set forth information concerning, among other things, to the extent applicable, (i) the amount of subordination of a Class or Classes of Subordinate Certificates in a Series, (ii) the circumstances in which such subordination will be applicable, (iii) the manner, if any, in which the amount of subordination will decrease over time, (iv) the manner of funding any related reserve fund, (v) the conditions under which amounts in any applicable reserve fund will be used to make distributions to holders of Senior Certificates and/or to holders of Subordinate Certificates or be released from the applicable Trust Fund and (vi) if one or more Classes of Subordinate Certificates of a Series are Offered Certificates, the sensitivity of distributions on such Certificates based on certain prepayment assumptions. See "RISK FACTORS--Risks to Subordinated Certificateholders; Lower Payment Priority" herein.

Reserve Funds

      If specified in the related Prospectus Supplement, one or more reserve funds (each, a "Reserve Fund") may be established with respect to one or more Classes of the Certificates of a Series, in which cash, a letter of credit, Permitted Investments or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. Such Reserve Funds may also be funded over time by depositing therein a specified amount of the distributions received on the applicable Mortgage Loans if specified in the related Prospectus Supplement. The Depositor may pledge the Reserve Funds to a separate collateral agent specified in the related Prospectus Supplement.

      Amounts on deposit in any Reserve Fund for one or more Classes of Certificates of a Series will be applied by the Trustee for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A Reserve Fund may be provided to increase the likelihood of timely payments of principal of and interest on the Certificates, if required as a condition to the rating of such Series by any Rating Agency. If so specified in the related Prospectus Supplement, Reserve Funds may be established to provide limited protection, in an amount satisfactory to a Rating Agency, against certain types of losses not covered by insurance policies or other Credit Enhancement. Reserve Funds may also be established for other purposes and in such amounts as will be specified in the related Prospectus Supplement. Following each Distribution Date amounts in any Reserve Fund in excess of any amount required to be maintained therein may be released from the Reserve Fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application by the Trustee.

      Moneys deposited in any Reserve Fund generally will be permitted to be invested in Permitted Investments. Generally, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. If specified in the related Prospectus Supplement, such income or other gain may be payable to the Master Servicer as additional servicing compensation, and any loss resulting from such investment will be borne by the Master Servicer. The Reserve Fund, if any, for a Series will be a part of the Trust Fund only if the related Prospectus Supplement so specifies. If the Reserve Fund is not a part of the Trust Fund, the right of the Trustee to make draws on the Reserve Fund will be an asset of the Trust Fund.

      Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purpose for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings, if any, from the Reserve Fund.

Cross-Support Features

      If the Mortgage Pool for a Series is divided into separate Mortgage Loan Groups, each securing a separate Class or Classes of a Series, Credit Enhancement may be provided by a cross-support feature that requires that distributions be made on Senior Certificates secured by one Mortgage Loan Group prior to distributions on Subordinate Certificates secured by another Mortgage Loan Group within the Trust Fund. The related Prospectus Supplement for a Series that includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

Certificate Guarantee Insurance

      If so specified in the related Prospectus Supplement, certificate guarantee insurance, if any, with respect to a Series of Certificates will be provided by one or more insurance companies. Such certificate guarantee insurance will guarantee, with respect to one or more Classes of Certificates of the applicable Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the certificate guarantee insurance will also guarantee against any payment made to a Certificateholder that is subsequently recovered as a "voidable preference" payment under the Bankruptcy Code. A copy of the certificate guarantee insurance for a Series, if any, will be filed with the Commission as an exhibit to the Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the applicable Series.

Limited Guarantee

      If so specified in the Prospectus Supplement with respect to a Series of Certificates, Credit Enhancement may be provided in the form of a limited guarantee issued by a guarantor named therein.

Letter of Credit

      Alternative Credit Enhancement with respect to one or more Classes of Certificates of a Series of Certificates may be provided by the issuance of a letter of credit by the bank or financial institution specified in the applicable Prospectus Supplement. The coverage, amount and frequency of any reduction in coverage provided by a letter of credit issued with respect to one or more Classes of Certificates of a Series will be set forth in the Prospectus Supplement relating to such Series.

Pool Insurance Policies; Special Hazard Insurance Policies

      If so specified in the Prospectus Supplement relating to a Series of Certificates, the Depositor will obtain a pool insurance policy for the Mortgage Loans in the related Trust Fund. The pool insurance policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default to the extent a related Mortgage Loan is not covered by any primary mortgage insurance policy. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

      If so specified in the applicable Prospectus Supplement, for each Series of Certificates as to which a pool insurance policy is provided, the Depositor will also obtain a special hazard insurance policy for the related Trust Fund in the amount set forth in such Prospectus Supplement. The special hazard insurance policy will, subject to the limitations described in the applicable Prospectus Supplement, protect against loss by reason of damage to Mortgaged Properties caused by certain hazards not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

Surety Bonds

      If so specified in the Prospectus Supplement relating to a Series of Certificates, Credit Enhancement with respect to one or more Classes of Certificates of a Series may be provided by the issuance of a surety bond issued by a financial guarantee insurance company specified in the applicable Prospectus Supplement. The coverage, amount and frequency or any reduction in coverage provided by a surety bond will be set forth in the Prospectus Supplement relating to such Series.

Fraud Coverage

      If so specified in the applicable Prospectus Supplement, losses resulting from fraud, dishonesty or misrepresentation in connection with the origination or sale of the Mortgage Loans may be covered to a limited extent by (i) representations and warranties to the effect that no such fraud, dishonesty or misrepresentation had occurred, (ii) a Reserve Fund, (iii) a letter of credit or
(iv) some other method. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

Mortgagor Bankruptcy Bond

      If so specified in the applicable Prospectus Supplement, losses resulting from a bankruptcy proceeding relating to a mortgagor or obligor affecting the Mortgage Loans in a Trust Fund with respect to a Series of Certificates will be covered under a mortgagor bankruptcy bond (or any other instrument that will not result in a withdrawal, downgrading or qualification of the rating of the Certificates of a Series by any of the Rating Agencies that rated any Certificates of such Series). Any mortgagor bankruptcy bond or such other instrument will provide for coverage in an amount and with such terms meeting the criteria of the Rating Agencies rating any Certificates of the related Series, which amount and terms will be set forth in the related Prospectus Supplement.

                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

      The following discussion contains a general summary of the material legal aspects of mortgage loans. Because many of the legal aspects of mortgage loans are governed by applicable state laws (which may vary substantially), the following summaries do not purport to be complete, to reflect the laws of any particular state, to reflect all the laws applicable to any particular Mortgage Loan or to encompass the laws of all states in which the properties securing the Mortgage Loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

General

      All of the Mortgage Loans are loans evidenced by a note or bond that is secured by a lien and security interest in property created under related security instruments, which may be mortgages, deeds of trust or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. As used herein, unless the context otherwise requires, the term "mortgage" includes mortgages, deeds of trust and deeds to secure debt. Any of the foregoing mortgages will create a lien upon, or grant a title interest in, the mortgaged property, the priority of which will depend on the terms of the mortgage, the existence of any separate contractual arrangements with others holding interests in the mortgaged property, the order of recordation of the mortgage in the appropriate public recording office and the actual or constructive knowledge of the mortgagee as to any unrecorded liens, leases or other interests affecting the mortgaged property. Mortgages typically do not possess priority over governmental claims for real estate taxes, assessments and, in some states, for reimbursement of remediation costs of certain environmental conditions. See "--Environmental Risks" below. In addition, the Code provides priority to certain tax liens over the lien of the mortgage. The mortgagor is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

Types of Mortgage Instruments

      A mortgage either creates a lien against or constitutes a conveyance of an interest in real property between two parties -- a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). A deed of trust is a three-party instrument, wherein a trustor (the equivalent of a mortgagor), grants the property to a trustee, in trust with a power of sale, for the benefit of a beneficiary (the lender) as security for the payment of the secured indebtedness. A deed to secure debt is a two party instrument wherein the grantor (the equivalent of a mortgagor) conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee (the lender) until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related note. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation. As used herein, unless the context otherwise requires, the term "mortgagor" includes a mortgagor under a mortgage, a trustor under a deed of trust and a grantor under a deed to secure debt, and the term "mortgagee" includes a mortgagee under a mortgage, a beneficiary under a deed of trust and a grantee under a deed to secure debt. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws and, in some cases, in deed of trust transactions, the directions of the beneficiary. The Mortgage Loans (other than Installment Contracts) will consist of loans secured by mortgages.

      The real property covered by a mortgage is most often the fee estate in land and improvements. However, a mortgage may encumber other interests in real property such as a tenant's interest in a lease of land, leasehold improvements or both, and the leasehold estate created by such lease. A mortgage covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest, in the mortgage or in a separate agreement with the landlord or other party to such instrument, to protect the mortgagee against termination of such interest before the mortgage is paid.


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


Personalty

      Certain types of mortgaged properties, such as nursing homes, hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property that does not constitute "fixtures" under applicable state real property law, and hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the mortgagee under the Uniform Commercial Code ("UCC"). In order to perfect its security interest therein, the mortgagee generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years. In certain cases, Mortgage Loans secured in part by personal property may be included in a Trust Fund even if the security interest in such personal property was not perfected or the requisite UCC filings were allowed to lapse.

Installment Contracts

      The Mortgage Loans may also consist of Installment Contracts (also sometimes called contracts for deed). Under an Installment Contract, the seller (referred to in this section as the "mortgagee") retains legal title to the property and enters into an agreement with the purchaser (referred to in this section as the "mortgagor") for the payment of the purchase price, plus interest, over the term of such Installment Contract. Only after full performance by the mortgagor of the Installment Contract is the mortgagee obligated to convey title to the property to the mortgagor. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the mortgagor is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

      The method of enforcing the rights of the mortgagee under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing or able to enforce the Installment Contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the mortgagor, the mortgagor loses his or her right to occupy the property, the entire indebtedness is accelerated and the mortgagor's equitable interest in the property is forfeited. The mortgagee in such a situation does not have to foreclose in order to obtain title to the property, although in some cases both a quiet title action to clear title to the property (if the mortgagor has recorded notice of the Installment Contract) and an ejectment action to recover possession may be necessary. In a few states, particularly in cases of a default during the early years of an Installment Contract, ejectment of the mortgagor and a forfeiture of his or her interest in the property will be permitted. However, in most states, laws (analogous to mortgage laws) have been enacted to protect mortgagors under Installment Contracts from the harsh consequences of forfeiture. These laws may require the mortgagee to pursue a judicial or nonjudicial foreclosure with respect to the property, give the mortgagor a notice of default and some grace period during which the Installment Contract may be reinstated upon full payment of the default amount. Additionally, the mortgagor may have a post-foreclosure statutory redemption right, and, in some states, a mortgagor with a significant equity investment in the property may be permitted to share in the proceeds of any sale of the property after the indebtedness is repaid or may otherwise be entitled to a prohibition of the enforcement of the forfeiture clause.

Junior Mortgages; Rights of Senior Mortgagees or Beneficiaries

      Some of the Mortgage Loans may be secured by junior mortgages that are subordinate to senior mortgages held by other lenders or institutional investors. In such cases, the rights of the Trust Fund (and therefore the Certificateholders), as mortgagee under a junior mortgage, will be subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to: (i) receive rents, hazard insurance proceeds and condemnation proceeds; and (ii) cause the property securing the Mortgage Loan to be sold upon the occurrence of a default under the senior mortgage, thereby

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


extinguishing the lien of the junior mortgage, unless the Master Servicer or Special Servicer, if applicable, either asserts such subordinate interest in the related property in the foreclosure of the senior mortgage or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior mortgagee may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage or the existence of a recorded request for notice in compliance with applicable state law (if any), no notice of default is typically required to be given to the junior mortgagee.

      The form of the mortgage used by many institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by such mortgage in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property (or any part thereof) is taken by condemnation, the mortgagee under the senior mortgage will have the prior right to collect any applicable insurance proceeds and condemnation awards and to apply the same to the indebtedness secured by the senior mortgage. However, the laws of certain states may provide that, unless the security of the mortgagee has been impaired, the mortgagor must be allowed to use any applicable insurance proceeds or partial condemnation awards to restore the property.

      The form of mortgage used by many institutional lenders also typically contains a "future advance" clause that provides that additional amounts advanced to or on behalf of the mortgagor by the mortgagee are to be secured by the mortgage. Such a clause is valid under the laws of most states. In some states, however, the priority of any advance made under the clause depends upon whether the advance was an "obligatory" or "optional" advance. If the mortgagee is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage, notwithstanding that other junior mortgages or other liens may have encumbered the property between the date of recording of the senior mortgage and the date of the future advance, and that the mortgagee had actual knowledge of such intervening junior mortgages or other liens at the time of the advance. If the mortgagee is not obligated to advance the additional amounts and has actual knowledge of any such intervening junior mortgages or other liens, the advance may be subordinate to such intervening junior mortgages or other liens. In many other states, all advances under a "future advance" clause are given the same priority as amounts initially made under the mortgage so long as such advances do not exceed a specified "credit limit" amount stated in the recorded mortgage.

      Another provision typically found in the form of the mortgage used by many institutional lenders obligates the mortgagor: (i) to pay all taxes and assessments affecting the property prior to delinquency; (ii) to pay, when due, all other encumbrances, charges and liens affecting the property that may be prior to the lien of the mortgage; (iii) to provide and maintain hazard insurance on the property; (iv) to maintain and repair the property and not to commit or permit any waste thereof; and (v) to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgage typically provides the mortgagee the option to perform the obligation itself, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee in connection therewith. All sums so expended by the mortgagee also typically become part of the indebtedness secured by the mortgage. The form of mortgage used by many institutional lenders also typically requires the mortgagor to obtain the consent of the mortgagee as to all actions affecting the mortgaged property, including, without limitation, all leasing activities (including new leases and termination or modification of existing leases), any alterations, modifications or improvements to the buildings and other improvements forming a part of the mortgaged property and all property management activities affecting the mortgaged property (including new management or leasing agreements or any termination or modification of existing management or leasing agreements). Tenants will often refuse to execute a lease unless the mortgagee executes a written

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


agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior mortgagee may refuse to consent to matters approved by a junior mortgagee with the result that the value of the security for the junior mortgage is diminished. For example, a senior mortgagee may decide not to approve a lease or refuse to grant to a tenant such a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

Foreclosure

      Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage and, by reason thereof, the indebtedness has been accelerated, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness. Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Although there are other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, the two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage. In either case, the actual foreclosure of the mortgage will be accomplished pursuant to a public sale of the mortgaged property by a designated official or by the trustee under a deed of trust. The purchaser at any such sale acquires only the estate or interest in the mortgaged property encumbered by the mortgage. For example, if the mortgage only encumbered a tenant's leasehold interest in the property, such purchaser will only acquire such leasehold interest, subject to the tenant's obligations under the lease to pay rent and perform other covenants contained therein.

      Judicial Foreclosure. A judicial foreclosure of a mortgage is a judicial action conducted in a court having jurisdiction over a Mortgaged Property initiated by the service of legal pleadings upon all necessary parties having an interest in the real property. Delays in completion of foreclosure may occasionally result from difficulties in locating the necessary parties to the action. As a judicial foreclosure is a lawsuit, it is subject to all of procedures, delays and expenses attendant to litigation, sometimes requiring up to several years to complete if contested. At the completion of a judicial foreclosure, if the mortgagee prevails, the court ordinarily issues a judgment of foreclosure and appoints a referee or other designated official to conduct a public sale of the property. Such sales are made in accordance with procedures that vary from state to state. If the mortgage covered the tenant's interest in a lease and leasehold estate, the purchaser will acquire such tenant's interest subject to the tenant's obligations under the lease to pay rent and perform other covenants contained therein.

      Non-Judicial Foreclosure. In the majority of cases, foreclosure of a deed of trust (and in some instances, other types of mortgage instruments) is accomplished by a non-judicial trustee's sale pursuant to a provision in the deed of trust that authorizes the trustee, generally following a request from the beneficiary, to sell the mortgaged property at public sale upon any default by the mortgagor under the terms of the note or deed of trust. In addition to the specific contractual requirements set forth in the deed of trust, a non-judicial trustee's sale is also typically subject to any applicable judicial or statutory requirements imposed in the state where the mortgaged property is located. The specific requirements that must be satisfied by a trustee prior to the trustee's sale vary from state to state. Examples of the varied requirements imposed by certain states are: (i) that notices of both the mortgagor's default and the mortgagee's acceleration of the debt be provided to the mortgagor; (ii) that the trustee record a notice of default and a notice of sale and send a copy of such notice to the mortgagor, any other person having an interest in the real property, including any junior lienholders, any person who has recorded a request for a copy of a notice of default and notice of sale, any successor in interest to the mortgagor and to certain other persons; (iii) that the mortgagor, or any other person having a junior encumbrance on the real estate,

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


may, during a reinstatement period, cure the default by paying the entire amount in arrears, plus, in certain states, certain allowed costs and expenses incurred by the mortgagee in connection with the default; and (iv) the method (publication, posting, recording, etc.), timing, content, location and other particulars as to any required public notices of the trustee's sale. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's costs and expenses (in some states, limited to reasonable costs and expenses) incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees which may be recovered by a mortgagee. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the mortgagee or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

      Limitations on Mortgagee's Rights. In case of foreclosure under a mortgage or a deed of trust, the sale by the referee or other designated official or the trustee is often a public sale. Because of the difficulty a potential buyer at any foreclosure sale might have in determining the exact status of title to the mortgaged property, the potential existence of redemption rights (see "--Rights of Redemption" below) and because the physical condition and financial performance of the mortgaged property may have deteriorated during the foreclosure proceedings and/or for a variety of other reasons, a third party may be unwilling to purchase the property at the foreclosure sale. Some states require that the mortgagee disclose all known facts materially affecting the value of the mortgaged property to potential bidders at a trustee's sale. Such disclosure may have an adverse affect on the trustee's ability to sell the mortgaged property or the sale price thereof. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly
conducted   foreclosure  sale  was  a  fraudulent  transfer  under  the  federal
Bankruptcy Code, as amended from time to time (11 U.S.C.) (the "Bankruptcy Code"), and, therefore, could be rescinded in favor of the bankrupt's estate, if: (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition; and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law that has provisions similar to those construed in Durrett. Furthermore, a bankruptcy trustee or debtor in possession could possibly avoid a foreclosure sale by electing to proceed under state fraudulent conveyance law, and the period of time for which a foreclosure sale could be subject to avoidance under such law is often greater than one year. For these reasons, it is common for the mortgagee to purchase the property from the trustee, referee or other designated official for an amount equal to the outstanding principal amount of the secured indebtedness, together with accrued and unpaid interest and the expenses of foreclosure, in which event, if the amount bid by the mortgagee equals the full amount of such debt, interest and expenses, the secured debt would be extinguished, or for a lesser amount in order to preserve its right to seek a deficiency judgment if such is available under state law and under the terms of the Mortgage Loan documents. Thereafter, the mortgagee assumes the burdens of ownership and management of the property (frequently, through the employment of a third party management company), including third party liability, paying operating expenses and real estate taxes and making repairs, until a sale of the property to a third party can be arranged. The costs of operating and maintaining commercial property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties that are hotels, motels or nursing or convalescent homes or

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


hospitals may be particularly significant, because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance required to run such operations and the effect that foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The mortgagee will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the mortgagee's investment in the property. Moreover, a mortgagee commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. In addition, a mortgagee may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks" below. There may also be state transfer taxes due and payable upon obtaining such properties at foreclosure and such taxes could be substantial. As a result, a mortgagee could realize an overall loss on a mortgage loan even if the related mortgaged property is sold at foreclosure or resold after it is acquired through foreclosure for an amount equal to the full outstanding principal amount of the mortgage loan, plus accrued interest.

      The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

      Courts may also apply general  equitable  principles  in  connection  with foreclosure proceedings to limit a mortgagee's remedies. These equitable principles are generally designed to relieve the mortgagor from the legal effect of his defaults under the loan documents to the extent such effect is determined to be harsh or unfair. Examples of judicial remedies that have been fashioned include requiring mortgagees to undertake affirmative and expensive actions to determine the causes of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan, requiring the mortgagees to reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from temporary financial disability, and limiting the rights of mortgagees to foreclose if the default under the mortgage instrument is not monetary, such as the mortgagor's failing to maintain the property adequately or executing a second mortgage affecting the property. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that mortgagors under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the mortgagor. In addition, some states may have statutory protection such as the right of the borrower to reinstate mortgage loans after commencement of foreclosure proceedings but prior to a foreclosure sale.

      Under the REMIC Regulations and the related Agreement, the Master Servicer or Special Servicer, if any, may be permitted (and in some cases may be required) to hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the costs of direct operation by the Master Servicer or Special Servicer, if any. See "SERVICING OF THE MORTGAGE LOANS--Collections and Other Servicing Procedures."

      Rights of Redemption. The purposes of a foreclosure are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property that is subordinate to the mortgage being foreclosed, from any exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure sale, those having an interest that is subordinate to that of the foreclosing mortgagee may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated. Equity of redemption is generally a common-law (non-statutory) right that only exists prior to completion of the foreclosure sale, is not waivable by the mortgagor and must be exercised prior to foreclosure sale.

      In contrast to the doctrine of equity of redemption, in some states, the mortgagor and foreclosed junior lienors are given a statutory period after the completion of a foreclosure in which to redeem the property from the foreclosure sale by payment of a redemption price. Some states require the payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure, others require the payment of the foreclosure sale price, while other states require the payment of only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the mortgagee to sell the foreclosed property. The exercise of a statutory right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the mortgagee subsequent to a foreclosure sale. Consequently, the practical effect of the redemption right is often to force the mortgagee to retain the property and pay the expenses of ownership until the redemption period has run. Whether the mortgagee has any rights to recover these expenses from a mortgagor who redeems the property depends on the applicable state statute. Certain states permit a mortgagee to invalidate an attempted exercise of a statutory redemption right by waiving its right to any deficiency judgment. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

      Under the REMIC Regulations currently in effect, property acquired by foreclosure generally must not be held for more than three years following the year in which the property is acquired. With respect to a Series of Certificates for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than three years if the Trustee receives (i) an extension from the IRS or (ii) an opinion of counsel to the effect that holding such property for such period is permissible under the REMIC Regulations.

      Mortgagors under Installment Contracts generally do not have the benefits of redemption periods such as those that exist in the same jurisdiction for mortgage loans. If redemption statutes do exist under state laws for Installment Contracts, the redemption period may be shorter than for mortgages.

      Anti-Deficiency Legislation. Some of the Mortgage Loans will be nonrecourse loans as to which, in the event of default by a mortgagor, recourse may be had only against the specific property pledged to secure the related Mortgage Loan and not against the mortgagor's other assets. Even if a mortgage by its terms provides for recourse against the mortgagor, certain states have imposed prohibitions against or limitations upon such recourse. For example, some state statutes limit the right of the mortgagee to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former mortgagor equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the mortgagee. Other statutes require the mortgagee to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain states, the mortgagee has the option of bringing a personal action against the mortgagor on the debt without first exhausting its security; however, in some of these states, a mortgagee choosing to pursue such an action may be deemed to have elected its remedy and may be precluded from exercising any remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that mortgagees will usually proceed first against the security rather than bringing personal action against the mortgagor. Other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a mortgagee from obtaining a large deficiency judgment against the former mortgagor as a result of low bids, or the absence of bids, at the judicial sale.

      Cross-Collateralization. Certain of the Mortgage Loans may be secured by more than one mortgage covering properties located in more than one state. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under such a loan to foreclose on the related mortgages in a particular order rather than simultaneously in order to ensure that the lien of the mortgages is not impaired or released.

      Leasehold Risks. Certain of the Mortgage Loans may be secured by a mortgage encumbering the mortgagor's leasehold interest under a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgages encumbering a fee ownership interest in the mortgaged property. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, thereby depriving the leasehold mortgagee of its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. Examples of protective provisions that may be included in the related ground lease, or a separate agreement between the ground lessee, the ground lessor and the mortgagee, in order to minimize such risk are the right of the mortgagee to receive notices from the ground lessor of any defaults by the mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise prior to any termination of the ground lease; the ability of the ground lease to be assigned to and by the mortgagee or a purchaser at a foreclosure sale and for a release of the assigning ground lessee's liabilities thereunder; the right of the mortgagee to enter into a ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof; and provisions for disposition of any insurance proceeds or condemnation awards payable upon a casualty to, or condemnation of, the mortgaged property. In addition to the foregoing protections, the leasehold mortgage may prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor, and may assign to the mortgagee the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code, although the enforceability of such assignment has not been established. An additional manner in which to obtain protection against the termination of the ground lease is to have the ground lessor enter into a mortgage encumbering the fee estate in addition to the mortgage encumbering the leasehold interest under the ground lease. Additional protection is afforded to the mortgagee, because if the ground lease is terminated, the mortgagee may nonetheless possess rights contained in the fee mortgage. Without the protections described in this paragraph, a leasehold mortgagee may be more likely to lose the collateral securing its leasehold mortgage. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan.

      Bankruptcy Laws. Mortgagors often file bankruptcy to delay or prevent exercise of remedies under loan documents. Numerous statutory and common law provisions, including the Bankruptcy Code and state laws affording relief to debtors, may interfere with and delay the ability of a mortgagee to obtain payment of the loan, to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code virtually all actions
(including foreclosure actions and deficiency judgment proceedings) related to the "bankrupt" borrower are automatically stayed upon the filing of the bankruptcy petition and often no interest or principal payments are made during the course of the bankruptcy proceeding (although "adequate protection" payments for anticipated diminution, if any, in the value of the mortgaged property may be made). The delay and consequences thereof caused by such automatic stay can be significant. A particular mortgagor may become subject to the Bankruptcy Code either by a voluntary or involuntary petition with respect to such mortgagor or, by virtue of the doctrine of

"substantive consolidation" by an affiliate of such mortgagor becoming a debtor under the Bankruptcy Code. Additionally, the filing of a petition in bankruptcy by or on behalf of a junior lienor or junior mortgagee may stay the senior mortgagee from taking action to foreclose out such junior lien.

      Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the mortgagee are met, the amount and terms of a mortgage or deed of trust secured by property of the debtor may be modified under certain circumstances. The outstanding amount of the loan secured by the real property may be reduced to the then current value of the property (with a corresponding partial reduction of the amount of the mortgagee's security interest), thus leaving the mortgagee a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan) and/or an extension (or acceleration) of the final maturity date. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case before them, that effected the curing of a mortgage loan default by paying arrearages over a number of years. A bankruptcy court may also permit a debtor to de-accelerate a secured loan and to reinstate the loan even though the mortgagee had accelerated such loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition, even if the full amount due under the original loan is never repaid. Other types of significant modifications to the terms of the mortgage may be acceptable to the bankruptcy court, often depending on the particular facts and circumstances of the specific case.

      Federal bankruptcy law may also interfere with or affect the ability of a mortgagee to enforce an assignment of rents and leases or a security interest in hotel or nursing home revenues related to the mortgaged property. In connection with a bankruptcy proceeding involving a mortgagor, Section 362 of the Bankruptcy Code automatically stays any attempts by the mortgagee to enforce any such assignment or security interest. The legal proceedings necessary to resolve such a situation can be time-consuming and may result in significant delays in the receipt of the rents or hotel or nursing home revenues. Rents or hotel or nursing home revenues may also be lost (i) if the assignment or security interest is not fully documented or perfected under state law prior to commencement of the bankruptcy proceeding; (ii) to the extent such rents or hotel or nursing home revenues are used by the mortgagor to maintain the mortgaged property or for other court authorized expenses; (iii) to the extent other collateral may be substituted therefor; and (iv) if the bankruptcy court determines that it is necessary or appropriate "based on the equities of the case."

      To the extent a mortgagor's ability to make payment on a mortgage loan is dependent on payments under a lease of the related property, such ability may be impaired by the commencement of a bankruptcy proceeding relating to the lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in an automatic stay barring the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition.

      In addition, the Bankruptcy Code generally provides that a bankruptcy trustee or debtor in possession may, subject to approval of the bankruptcy court, either (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the bankruptcy trustee or debtor in possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. Furthermore, there may be a significant period of time between the date that a lessee files a bankruptcy petition and the date that the lease is assumed or rejected. Although the lessee is obligated to make all lease payments currently with respect to the post-petition period, there is a risk that such payments will not be made due to the lessee's poor financial condition. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease, and the lessor must relet the mortgaged property before the flow of lease payments will recommence. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection are limited.

      In a bankruptcy or similar proceeding, action may be taken seeking the recovery, as a preferential transfer, of certain payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction. If a Mortgage Loan includes any guaranty, and the guaranty waives any rights of subrogation or contribution, then certain payments by the mortgagor to the Trust Fund also may be avoided and recovered as fraudulent conveyances.

      A trustee in bankruptcy or a debtor in possession or various creditors who extend credit after a case is filed, in some cases, may be entitled to collect costs and expenses in preserving or selling the mortgaged property ahead of payment to the mortgagee. In certain circumstances, a trustee in bankruptcy or debtor in possession may have the power to grant liens senior to or pari passu with the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and enforce a restructuring of a mortgage loan on terms a mortgagee would not otherwise accept.

      A trustee in bankruptcy or a debtor in possession, in some cases, also may be entitled to subordinate the lien created by the mortgage loan to other liens or the claims of general unsecured creditors. Generally, this requires proof of "unequitable conduct" by the mortgagee. However, various courts have expanded the grounds for equitable subordination to apply to various non-pecuniary claims for such items as penalties and fines. A court may find that any prepayment charge, various late payment charges and other claims by mortgagees may be subject to equitable subordination on these grounds.

      A trustee in bankruptcy or a debtor in possession, in some cases, also may be entitled to avoid all or part of any claim or lien by the mortgagee if and to the extent a judgment creditor, or a bona fide purchaser of real estate, could have done so outside of bankruptcy. Generally, this involves some defect in the language, execution or recording of the mortgage loan documents.

Environmental Risks

      Real property pledged as security to a mortgagee may be subject to environmental risks arising from the presence of hazardous or toxic substances on, under, adjacent to, or in such property. The environmental condition of mortgaged properties may be affected by the actions and operations of tenants and occupants of such properties. Of particular concern may be those mortgaged properties that are, or have been, the site of manufacturing, industrial or disposal activity or have been built with or contain asbestos-containing material or other indoor pollutants. In addition, current and future environmental laws, ordinances or regulations, including new requirements developed by federal agencies pursuant to the mandates of the Clean Air Act Amendments of 1990, may impose additional compliance obligations on business operations that can be met only by significant capital expenditures.

      A mortgagee may be exposed to risks related to environmental conditions such as the following: (i) a diminution in the value of a mortgaged property;
(ii) the potential that the mortgagor may default on a mortgage loan due to the mortgagor's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws; (iii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such mortgaged property or the unpaid balance of the related mortgage loan; or (iv) the inability to sell the related Mortgage Loan in the secondary market or lease the property to potential tenants. In certain circumstances, a mortgagee may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

      In addition, a mortgagee may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the mortgagee to recoup its investment in a loan upon foreclosure.

      In certain states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a mortgagee that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

      Under federal and certain states' laws, the owner's failure to perform remedial actions required under environmental laws may in certain circumstances give rise to a lien on the mortgaged property to ensure the reimbursement of remedial costs incurred by federal and state regulatory agencies. In several states such lien has priority over the lien of an existing mortgage against such property. Since the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage loan could be adversely affected by the existence of an environmental condition giving rise to a lien.

      Under certain circumstances, it is possible that environmental cleanup costs, or the obligation to take remedial actions, can be imposed on a mortgagee such as the Trust Fund with respect to each Series. Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), strict liability may be imposed on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest." This is known as the "secured creditor exemption." Judicial decisions interpreting the secured creditor exemption had varied widely, and one decision, United States v. Fleet Factors Corp., 901 F.2d 1550 (11th Cir. 1990), cert. denied, 498 U.S. 1046 (1991), had indicated that a lender's mere power to affect and influence a borrower's operations might be sufficient to lead to liability on the part of the lender. However, on September 30, 1996, the Asset
Conservation, Lender Liability, and Deposit Insurance Protection Act of 1996 (the "Lender Liability Act") became law. The Lender Liability Act clarifies the secured creditor exemption to impose liability only on a secured lender who exercises control over operational aspects of the facility and thus is "participating in management." A number of environmentally related activities before the loan is made and during its pendency, as well as "workout" steps to protect a security interest, are identified as permissible to protect a security interest without triggering liability. The Lender Liability Act also identifies the circumstances in which foreclosure and post-foreclosure activities will not trigger CERCLA liability.

      The Lender Liability Act also amends the Solid Waste Disposal Act to limit the liability of lenders holding a security interest for costs of cleaning up contamination from underground storage tanks. However, the Lender Liability Act has no effect on state environmental laws similar to CERCLA that may impose liability on mortgagees and other persons, and not all of those laws provide for a secured creditor exemption. Liability under many of these federal and state laws may exist even if the mortgagee did not cause or contribute to the contamination and regardless of whether the mortgagee has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.

      CERCLA's "innocent landowner" defense to strict liability may be available to a mortgagee that has taken title to a mortgaged property and has performed an appropriate environmental site assessment that does not disclose existing contamination and that meets other requirements of the defense. However, it is unclear whether the environmental site assessment must be conducted upon loan origination, prior to foreclosure or both, and uncertainty exists as to what kind of environmental site assessment must be performed in order to qualify for the defense.

      Beyond statute-based environmental liability, there exist common law causes of action that can be asserted to redress hazardous environmental conditions on a property (e.g., actions based on nuisance for so called toxic torts resulting in death, personal injury or damage to property). Although it may be more difficult to hold a mortgagee liable in such cases, unanticipated or uninsured liabilities of the mortgagor may jeopardize the mortgagor's ability to meet its loan obligations.

      At the time the Mortgage Loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Properties was conducted.

      The related Agreement will provide that the Master Servicer or the Special Servicer, if any, acting on behalf of the Trust Fund, may not acquire title to any Mortgaged Property or take over its operation unless the Master Servicer or the Special Servicer, if any, has previously determined, based upon a phase I or other specified environmental assessment prepared by a person who regularly conducts such environmental assessments, that (a) the Mortgaged Property is in compliance with applicable environmental laws or that it would be in the best economic interest of the Trust Fund to take the actions necessary to comply with such laws and (b) there are no circumstances or conditions present at the Mortgaged Property relating to Hazardous Materials for which some investigation, remediation or clean-up action could be required or that it would be in the best economic interest of the Trust Fund to take such actions with respect to such Mortgaged Property. This requirement effectively precludes enforcement of the security for the related Note until a satisfactory environmental assessment is obtained and/or any required remedial action is taken. This requirement will reduce the likelihood that a given Trust Fund will become liable for any environmental conditions affecting a Mortgaged Property, but will make it more difficult to realize on the security for the Mortgage Loan. There can be no assurance that any environmental assessment obtained by the Master Servicer or the Special Servicer, if any, will detect all possible environmental conditions or that the other requirements of the Agreement, even if fully observed by the Master Servicer or the Special Servicer, if any, will in fact insulate a given Trust Fund from liability for environmental conditions.

      "Hazardous Materials" are generally defined as any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory," "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

      If a mortgagee is or becomes liable for clean-up costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but such persons or entities may be without substantial assets, bankrupt or otherwise judgment proof. Furthermore, such action against the mortgagor may be adversely affected by the limitations on recourse in the loan documents. Similarly, in some states anti-deficiency legislation and other statutes requiring the mortgagee to exhaust its security before bringing a personal action against the mortgagor (see "--Anti-Deficiency Legislation" above) may curtail the mortgagee's ability to recover from its mortgagor the environmental clean-up and other related costs and liabilities incurred by the mortgagee. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders. Shortfalls occurring as the result of imposition of any clean-up costs will be addressed in the Prospectus Supplement and Agreement for the related Series.

      Other environmental laws that may affect the value of a mortgaged property, or impose cleanup costs or liabilities, including those related to asbestos, radon, lead paint and underground storage tanks.

      Certain federal, state and local laws, regulations and ordinances govern the removal, encapsulation or disturbance of asbestos-containing materials ("ACMs") in the event of the remodeling, renovation or demolition of a building. Such laws, as well as common law standards, may impose liability for releases of ACMs and may allow third parties to seek recovery from owners or operators of real properties for personal injuries associated with such releases. In addition, federal law requires that building owners inspect their facilities for ACMs and presumed ACMs (consisting of thermal system insulation, surfacing materials and asphalt and vinyl flooring in buildings constructed prior to 1981) and transfer all information regarding ACMs and presumed ACMs in their facilities to successive owners.

      The  United  States  Environmental   Protection  Agency  (the  "EPA")  has
concluded that radon gas, a naturally occurring substance, is linked to increased risks of lung cancer. Although there are no current federal or state requirements mandating radon gas testing, the EPA and the United States Surgeon General recommend testing residences for the presence of radon and that abatement measures be undertaken if radon concentrations in indoor air meet or exceed four picocuries per liter.

      Under the Residential Lead-Based Paint Hazard Reduction Act of 1992 (the "Lead Paint Act"), owners of residential housing constructed prior to 1978 are required to disclose to potential residents or purchasers any known lead-paint hazards. The Lead Paint Act creates a private right of action with treble damages available for any failure to so notify. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning, and the owner of a property where such circumstances exist may be held liable for such injuries. Finally, federal law mandates that detailed worker safety standards must be complied with where construction, alteration, repair or renovation of structures that contain lead, or materials that contain lead, is contemplated.

      Underground storage tanks ("USTs") are, and in the past have been, frequently located at properties used for industrial, retail and other business purposes. Federal law, as well as the laws of most states, currently require USTs used for the storage of fuel or hazardous substances and waste to meet certain standards designed to prevent releases from the USTs into the environment. USTs installed prior to the implementation of these standards, or that otherwise do not meet these standards, are potential sources of contamination to the soil and groundwater. Land owners may be liable for the costs of investigating and remediating soil and groundwater contamination that may emanate from leaking USTs.

Enforceability of Certain Provisions

      Default Interest; Late Charges; and Prepayment Fees. Some of the Mortgage Loans may contain provisions requiring the mortgagor to pay late charges or additional interest if required payments are not timely made, and in some circumstances, may prohibit payments for a specified period and/or condition prepayments upon the mortgagor's payment of prepayment fees or yield maintenance penalties. In certain states there may be limitations upon the enforceability of such provisions, and no assurance can be given that any of such provisions related to any Mortgage Loan will be enforceable. Some of the Mortgage Loans may also contain provisions prohibiting any prepayment of the loan prior to maturity or requiring the payment of a prepayment fee in connection with any such prepayment. Even if enforceable, a requirement for such prepayment fees may not deter mortgagors from prepaying their mortgage loans. Although certain states will allow the enforcement of such provisions upon a voluntary prepayment of a mortgage loan, in other states such provisions may be unenforceable after a mortgage loan has been outstanding for a certain number of years or if enforcement would be unconscionable, or the allowed amount of any prepayment fee may be limited (i.e., to a specified percentage of the original principal amount of the mortgage loan, to a specified percentage of the outstanding principal balance of a mortgage loan or to a fixed number of months' interest on the prepaid amount). In certain states there may be limitations upon the enforceability of prepayment fee provisions applicable in connection with a default by the mortgagor or an involuntary acceleration of the secured indebtedness, and no assurance can be given that any of such provisions related to any mortgage loan will be enforceable under such circumstances. The applicable laws of certain states may also treat certain prepayment fees as usurious if in excess of statutory limits. See "--Applicability of Usury Laws" below.

      Due-on-Sale Provisions. The enforceability of due-on-sale and due-on-encumbrance provisions has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied under applicable state law. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act"), which generally preempts state constitutional,  statutory  and case  law  that  prohibits  the  enforcement  of due-on-sale clauses and permits mortgagees to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures have exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were: (i) originated or assumed during the "window period" under the Garn-St. Germain Act, which ended in all cases not later than October 15, 1982; and (ii) originated by lenders other than national banks, federal savings institutions or federal credit unions. The Federal Home Loan Mortgage Corporation has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of loans that were originated or assumed during the "window period" applicable to such state. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rates.

      The Agreement for each Series generally will provide that if any Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms provides that: (i) such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or (ii) such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or the Special Servicer, if any, on behalf of the Trustee, shall take such actions as it deems to be in the best interest of the Trust Fund in accordance with the servicing standard set forth in the Agreement, and may waive or enforce any due-on-sale clause contained in the related Note or Mortgage.

      In addition, under the federal Bankruptcy Code, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

      Acceleration on Default. It is expected that the Mortgage Loans will include a "debt-acceleration" clause, which permits the mortgagee to accelerate the full debt upon a monetary or nonmonetary default of the mortgagor. The courts of all states will enforce such acceleration clauses in the event of a material payment default if appropriate notices of default have been effectively given. However, the equity courts of any state may refuse to foreclose a mortgage when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and, in certain states, the costs and attorneys' fees incurred by the mortgagee in collecting such defaulted payments.

      State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of Installment Contracts. For example, a mortgagee's practice of accepting late payments from the mortgagor may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearages or otherwise permit reinstatement of the Installment Contract following a default. Not infrequently, if a mortgagor under an Installment Contract has significant equity in the property, equitable principles will be applied to reform or reinstate the Installment Contract or to permit the mortgagor to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.

Soldiers' and Sailors' Relief Act

      Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a mortgagor who enters military service (including the Army, Navy, Air Force, Marines, Coast Guard, members of the National Guard or any Reserves who are called to active duty status after the origination of their mortgage loan and officers of the U.S. Public Health Service assigned to duty with the military) after the origination of such mortgagor's mortgage loan may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the mortgagee. Any shortfall in interest collections resulting from the application of the Relief Act, to the extent not covered by any applicable Credit Enhancement, could result in losses to the holders of the Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer or the Special Servicer, if any, to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status and, under certain circumstances, during an additional three months thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion. Because the Relief Act applies to mortgagors who enter military service (including reservists who are later called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. The Relief Act may also be applicable if the mortgagor is an entity owned or controlled by a person in a military service.

Applicability of Usury Laws

      State and federal usury laws limit the interest that mortgagees are entitled to receive on a mortgage loan. In determining whether a given transaction is usurious, courts may include charges in the form of "points" and "fees" in the determination of the "interest" charged in connection with a loan, but may exclude payments in the form of "reimbursement of foreclosure expenses" or other charges found to be distinct from "interest". If, however, the amount charged for the use of the money loaned is found to exceed a statutorily established maximum rate, the form employed and the degree of overcharge are both immaterial. Statutes differ in their provision as to the consequences of a usurious loan. One type of statute requires the mortgagee to forfeit the interest above the applicable limit or imposes a specified penalty. Under this statutory scheme, the mortgagor may have the recorded mortgage or deed of trust cancelled upon paying its debt with lawful interest, or the mortgagee may foreclose, but only for the debt plus lawful interest, in either case, subject to any applicable credit for excessive interest collected from the mortgagor and any penalty owed by the mortgagee. A second type of statute is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the mortgagor to have the recorded mortgage or deed of trust cancelled without any payment and prohibiting the mortgagee from foreclosing.

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that state usury limitations do not apply to certain types of residential (including multifamily, but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

Alternative Mortgage Instruments

      Alternative mortgage instruments, including adjustable rate mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially with respect to residential (including multifamily, but not other commercial) mortgage loans as a result of the enactment of Title VIII of the Garn-St. Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary: (i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the "NCUA") with respect to origination of alternative mortgage instruments by federal credit unions; and
(iii) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII authorized any state to reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action. A mortgagee's failure to comply with the applicable federal regulations in connection with the origination of an alternative mortgage instrument could subject such mortgage loan to state restrictions that would not otherwise be applicable.

Leases and Rents

      Some of the Mortgage Loans may be secured by an assignment of leases and rents, either through assignment provisions incorporated in the mortgage, through a separate assignment document or both. Under an assignment of leases and rents, the mortgagor typically assigns to the mortgagee the mortgagor's right, title and interest as landlord under each lease and the income derived therefrom, while retaining a revocable license to collect the rents for so long as there is no default under the mortgage loan documentation. In the event of such a default, the license terminates and the mortgagee may be entitled to collect rents. A mortgagee's failure to perfect properly its interest in rents may result in the loss of a substantial pool of funds that could otherwise serve as a source of repayment for the loan. Some state laws may require that in addition to recording properly the assignment of leases and rents, the mortgagee must also take possession of the property and/or obtain judicial appointment of a receiver before such mortgagee is entitled to collect rents. Although mortgagees actually taking possession of the property may become entitled to collect the rents therefrom, such mortgagees may also incur potentially substantial risks attendant to such possession, including liability for environmental clean-up costs and other risks inherent to property ownership and operation. In addition, if a bankruptcy or similar proceeding is commenced by or in respect of the mortgagor, the mortgagee's ability to collect the rents may also be adversely affected.

Secondary Financing; Due-on-Encumbrance Provisions

      Some of the Mortgage Loans may not restrict secondary financing, thereby permitting the mortgagor to use the Mortgaged Property as security for one or more additional loans. Some of the Mortgage Loans may preclude secondary financing (often by permitting the senior mortgagee to accelerate the maturity of its loan if the mortgagor further encumbers the Mortgaged Property) or may require the consent of the senior mortgagee; however, such provisions may be unenforceable in certain jurisdictions under certain circumstances. The Agreement for each Series will generally provide that if any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms: (i) provides that such Mortgage Loan will (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property; or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property; then for so long as such Mortgage Loan is included in a given Trust Fund, the Master Servicer or, if such Mortgage Loan is a Specially Serviced Mortgage Loan, the Special Servicer, if any, on behalf of such Trust Fund, will exercise (or decline to exercise) any right it may have as the mortgagee of record with respect to such Mortgage Loan to (x) accelerate the payments thereon or (y) withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standard set forth in the Agreement.

      If a mortgagor encumbers a mortgaged property with one or more junior liens, the senior mortgagee is subjected to additional risk, such as the following. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those due on the senior loan. Second, acts of the senior mortgagee that prejudice the junior mortgagee or impair the junior mortgagee's security may create a superior equity in favor of the junior mortgagee. For example, if the mortgagor and the senior mortgagee agree to an increase in the principal amount of, or the interest rate payable on, the senior loan, the senior mortgagee may lose its priority to the extent an existing junior mortgagee is prejudiced or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior mortgagees can impair the security available to the senior mortgagee and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior mortgagee. Fourth, the bankruptcy of a junior mortgagee may operate to stay foreclosure or similar proceedings by the senior mortgagee.

Certain Laws and Regulations

      The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property, which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of and interest on the related Mortgage Loan.

      The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of a mortgage. In addition, substantive requirements are imposed on mortgagees in connection with the origination and servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Type of Mortgaged Property

      A mortgagee may be subject to additional risk depending upon the type and use of the mortgaged property in question. For instance, mortgaged properties that are hospitals, nursing homes or convalescent homes may present special risks to mortgagees in large part due to significant governmental regulation of the ownership, operation, maintenance, control and financing of health care institutions. Mortgages encumbering mortgaged properties that are owned by the mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties that are hotels or motels may present additional risks to mortgagees in that: (i) such properties are typically operated pursuant to franchise, management and operating agreements that may be terminable by the franchisor, manager or operator; and (ii) the transferability of operating, liquor and other licenses to the entity acquiring such properties either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, mortgaged properties that are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties. See "RISK FACTORS--Risks Associated with Lending on Income Producing Properties."

Criminal Forfeitures

      Various federal and state laws (collectively, the "Forfeiture Laws") provide for the civil or criminal forfeiture of certain property (including real estate) used or intended to be used to commit or facilitate the commission of a violation of certain laws (typically criminal laws), or purchased with the proceeds of such violations. Even though the Forfeiture Laws were originally intended as tools to fight organized crime and drug related crimes, the current climate appears to be to expand the scope of such laws. Certain of the Forfeiture Laws (i.e., the Racketeer Influenced and Corrupt Organizations law and the Comprehensive Crime Control Act of 1984) provide for notice, opportunity to be heard and for certain defenses for "innocent lienholders." However, given the uncertain scope of the Forfeiture Laws and their relationship to existing constitutional protections afforded property owners, no assurance can be made that enforcement of a Forfeiture Law with respect to any Mortgaged Property would not deprive the Trust Fund of its security for the related Mortgage Loan.

Americans With Disabilities Act

      Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove structural, architectural and communication barriers from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the mortgagor in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing mortgagee who succeeds to the interest of the mortgagor as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing mortgagee who is financially more capable than the mortgagor of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the mortgagor is subject.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates. This discussion was prepared by Morrison & Hecker L.L.P., counsel to the Depositor ("Counsel") and, to the extent it expresses opinions or conclusions as to federal income tax law, represents the opinion of Counsel as to such matters. The discussion below is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, including, where applicable, proposed regulations, and the administrative rulings and court decisions all as in effect and existing on the date hereof and, all of which are subject to change, possibly on a retroactive basis, or possible differing interpretations. This discussion is directed primarily to investors who will hold Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories or classes of investors some of which (such as banks, insurance companies and foreign investors) may be subject to special rules under the federal income tax laws. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "STATE TAX CONSIDERATIONS." Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

      Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein.

      The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. The applicable Prospectus Supplement will also specify if a REMIC election will not be made for a portion of the Trust Fund. If so specified, such portion may be treated as a grantor trust for federal income tax purposes. See "--Federal Income Tax Consequences For Certificates As To Which No REMIC Election Is Made." For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

                         Federal Income Tax Consequences
                             For REMIC Certificates

General

      The following discussion addresses securities ("REMIC Certificates") representing interests in a Trust, or a portion thereof, which the Trustee will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code.

      An election to be treated as a REMIC for federal income tax purposes may be made for a Trust Fund relating to a Series of Certificates. Such an election will generally be made if the related Trust Fund would not qualify as a grantor trust under subpart E, Part I of Subchapter J of the Code. In such a case, Morrison & Hecker L.L.P., counsel to the Depositor, will deliver its opinion to the effect that the Trust Fund issuing Certificates of that Series will be treated as one or more REMICs for federal income tax purposes provided that the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements concerning REMICs are satisfied, and the Certificates offered thereby will be considered to be "Regular Interests" or "Residual Interests" in the REMICs, as specified in the related Prospectus Supplement.

      The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

Qualification as a REMIC

      In order for the Trust Fund to qualify as a REMIC, there must be ongoing compliance on the part of the Trust Fund with the requirements set forth in the Code. The Trust Fund must fulfill an asset test, which requires that no more than a de minimus portion of its assets, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments." The REMIC Regulations provide a "safe harbor" pursuant to which the de minimus requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the REMIC's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimus amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and applicable tax information to transferors or agents that violate this requirement. Accordingly, the Agreement for each Series will contain provisions to assure that the asset and reasonable arrangements tests will be met at all times that the Certificates are outstanding. See "--Taxation of Holders of Residual Certificates--Restrictions on Ownership and Transfer of Residual Certificates."

      A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC on the Startup Day or is purchased by the REMIC within a three-month period thereafter pursuant to a fixed-price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, provided, in general, (i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the Mortgage Loan either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security); or (ii)

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substantially  all the proceeds of the Mortgage Loan or the underlying  mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC pool has been breached,
(iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period. For purposes of this opinion, where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgaged Properties underlying a Series of Certificates, references to the Mortgaged Properties will be deemed to refer to that portion of the Mortgaged Properties held by the Trust Fund which does not include the fixed retained yield.

      Permitted investments include cash flow investments, qualified reserve assets and foreclosure property. A cash flow investment is any investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceed 13 months, until the next scheduled distribution to holders of interests in the REMIC. Foreclosure property is real property acquired by the REMIC in connection with default or imminent default of a qualified mortgage and generally held for not more than three years after the year in which such property is acquired, with extensions granted by the Internal Revenue Service ("IRS").

      In addition to the foregoing requirements, the various interests in a REMIC also must meet certain requirements. All of the interests in a REMIC must be either of the following: (i) one or more Classes of regular interests or (ii) a single Class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate or consist of a specified, nonvarying portion of the interest payments on some or all of the qualified mortgages. A qualified variable rate includes a rate based on a weighted average of rates on some or all of the REMIC's qualified mortgages, which in turn bear a fixed rate or qualified variable rate. A residual interest is an interest in a REMIC other than a regular interest that is issued on the Startup Day and is designated as a residual interest.

      Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any prohibited transactions tax, contributions tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, Special Servicer or Trustee in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a Master Servicer, Special Servicer or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.


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


      If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related Certificates may not be accorded the status or given the tax treatment described below. Section 860D(b)(2) of the Code provides that if (i) an entity ceases to be a REMIC, (ii) the Secretary of the Treasury determines that such cessation was inadvertent, (iii) no later than a reasonable time after the discovery of the event resulting in such cessation, steps are taken so that such entity is once more a REMIC, and (iv) such entity, and each person holding an interest in such entity at any time during a period specified, agrees to make such adjustments as may be required by the Secretary of the Treasury with respect to such period, then, notwithstanding such terminating event, the entity will be treated as continuing to be a REMIC or such cessation will be disregarded, whichever the Secretary of the Treasury determines to be appropriate. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied.

      Status of REMIC Certificates. If a REMIC election is made with respect to a Series of Certificates, (i) Certificates held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property" and other types of assets described in Code Section 7701(a)(19)(C)(i)-(x) (except that if the underlying mortgage loans are not residential mortgage loans, the Certificates will not so qualify)); and (ii) Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and income with respect to the Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i) or (ii) above, then a Certificate will qualify for the corresponding tax treatment in (i) or (ii) in the proportion that such REMIC assets are qualifying assets. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Trustee will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

      Holders of Certificates should be aware that (i) Certificates held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(i); and Certificates held by a real estate investment trust will not constitute "Government Securities" within the meaning of Code Section 856(c)(4)(A). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(i).

      It is possible that various reserves or funds will reduce the proportion of REMIC assets that qualify under the standards described above.

      Tiered REMIC Structures. For certain Series of Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such Series of Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Tiered REMICs will each qualify as a REMIC and the Certificates issued by the Tiered REMICs will be considered to evidence ownership of Regular Certificates or Residual Certificates in the related REMIC within the meaning of the REMIC Regulations of the Code.

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



      The Tiered REMICs will be treated as one REMIC solely for purposes of determining whether the Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code.

Taxation of REMIC Regular Certificates

      Interest and Acquisition Discount. Certificates representing Regular Interests in a REMIC ("Regular Certificates") are generally taxable to Certificateholders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Certificates will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Certificateholder's normal accounting method. Reports will be made annually to the IRS and to holders of Regular Certificates that are not excepted from the reporting requirements regarding amounts treated as interest (including accrual of original issue discount) on Regular Certificates.

      Certificates on which interest is not paid currently ("Compound Interest Certificates") will, and certain of the other Certificates constituting Regular Interests may be issued with original issue discount ("OID") within the meaning of Code Section 1273. Rules governing OID are set forth in Sections 1271-1275 of the Code and the OID Regulations. Although Section 1272(a)(6) of the Code contains specific provisions governing the calculation of OID on securities, such as the Certificates, on which principal is required to be prepaid based on prepayments of the underlying assets, regulations interpreting those provisions have not yet been issued. Further, the application of the OID Regulations to the Regular Certificates remains unclear in other respects because the OID Regulations either do not address, or are subject to varying interpretations with regard to, several relevant issues.

      In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Regular Certificate and its issue price. The issue price of a Regular Certificate of a Class will generally be the initial offering price at which a substantial amount of the Certificates in the Class is sold to the public, and will be treated by the Depositor as including, in addition, the amount paid by the Certificateholder for accrued interest that relates to a period prior to the issue date of such Regular Certificate. The stated redemption price at maturity is the sum of all payments on the Certificate other than any "qualified stated interest payments."

      A holder of a Regular Certificate must include OID in gross income as ordinary income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Regular Certificate will be considered to be zero if it is less than a de minimus amount determined under the Code.

      Under this de minimus rule, OID on a Regular Certificate will be considered to be zero if such OID is less than .25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. Although not specifically addressed by regulations, it is assumed that the schedule of distributions used in determining weighted average maturity should be based on the assumed rate of prepayment of the Mortgage Loans and the anticipated reinvestment rate, if any relating to the Regular Certificates (the "Prepayment Assumption"). The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the related Prospectus Supplement. The holder of a Regular Certificate includes any de minimus OID in income pro rata as stated principal payments are received.


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


      If the interval between the issue date and the first Distribution Date on a Regular Certificate is longer than the interval between subsequent Distribution Dates (and interest paid on the first Distribution Date is less than would have been earned if the stated interest rate were applied to outstanding principal during each day in such interval), the stated interest distributions on such Regular Certificate technically do not constitute qualified stated interest. In such case a special rule, applying solely for the purpose of determining whether OID is de minimus, provides that the interest shortfall for the long first period (i.e., the interest that would have been earned if interest had been paid on the first Distribution Date for each day the Regular Certificate was outstanding) is treated as made at a fixed rate if the value of the rate on which the payment is based is adjusted in a reasonable manner to take into account the length of the interval. Regular Certificate holders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Regular Certificate.

      Qualified stated interest is interest that is unconditionally payable at least annually during the entire term of the Certificate at either (a) a single fixed rate that appropriately takes into account the length of the interval between payments or (b) the current values of (i) a single "qualified floating rate" or (ii) a single "objective rate" (each a "Single Variable Rate"). A "current value" is the value of a variable rate on any day that is no earlier than three months prior to the first day on which that value is in effect and no later than one year following that day. A qualified floating rate is a rate the variations in which reasonably can be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Regular Certificate is denominated (e.g., LIBOR). Such a rate remains qualified even though it is multiplied by a fixed, positive multiple not exceeding 1.35, increased or decreased by a fixed rate, or both. Certain combinations of rates constitute a single qualified floating rate, including (a) interest stated at a fixed rate for an initial period of less than one year followed by a qualified floating rate, if the value of the qualified floating rate on the issue date is intended to approximate the fixed rate, and (b) two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Regular Certificate. A combination of such rates is conclusively presumed to be a single qualified floating rate if the values of all rates on the issue date are within .25 percentage points of each other. A variable rate that is subject to an interest rate cap, floor, "governor" or similar restriction on rate adjustment may be a qualified floating rate only if such restriction is fixed throughout the term of the instrument, or is not reasonably expected as of the issue date to cause the yield on the debt instrument to differ significantly from the expected yield absent the restriction. An objective rate is a rate, other than a qualified floating rate, determined by a single formula that is fixed throughout the term of the Regular Certificate and is based on (i) one or more qualified floating rates (including a multiple or inverse of a qualified floating rate); (ii) one or more rates each of which would be a qualified floating rate for a debt instrument denominated in a foreign currency; (iii) the yield or the changes in the price of one or more items of "actively traded" personal property other than stock or debt of the issuer or a related party, (iv) a combination of rates described in (i), (ii) or
(iii); or (v) other rates designated by the IRS in the Internal Revenue Bulletin. Each rate described in (i) through (v) above will not be considered an objective rate, however, if it is reasonably expected that the average value of the rate during the first half of the Regular Certificate's term will differ significantly from the average value of the rate during the final half of its term. The rules for determining the qualified stated interest payable with respect to certain variable rate Regular Certificates not bearing interest at a Single Variable Rate are discussed below under "--Variable Rate Regular
Certificates." In the case of the Compound Interest Certificates, Interest Weighted Certificates (as defined below) and certain of the other Regular Certificates, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price at maturity. Because Certificateholders are entitled to receive interest only to the extent that payments are made on the Mortgage Loans, interest might not be considered to be "unconditionally payable."

      The holder of a Regular Certificate issued with OID must include in gross income, for all days during its taxable year on which it holds such Regular Certificate, the sum of the "daily portions" of such

OID. Under Code Section 1272(a)(6), the amount of OID to be included in income by a holder of a debt instrument, such as a Regular Certificate, that is subject to acceleration due to prepayments on other debt obligations securing such instrument, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The IRS has not yet issued regulations that address Prepayment Assumptions; however, the Conference Committee Report to the Tax Reform Act of 1986 indicates that the assumed rate of prepayments used in pricing can be used for purposes of OID calculations if such assumption is reasonable for comparable transactions. The amount of OID includible in income by a Certificateholder will be computed by allocating to each day during a taxable year a pro-rata portion of the OID that accrued during the relevant accrual period. The amount of OID that will accrue during an accrual period (generally the period between interest payments or compounding dates) is the excess (if any) of (i) the sum of (a) the present value of all payments remaining to be made on the Regular Certificate as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Regular Certificate, over (ii) the "adjusted issue price" of the Regular Certificate at the beginning of the accrual period. The adjusted issue price of a Regular Certificate is the sum of its issue price plus prior accruals of OID, if any, reduced by the total payments, other than qualified stated interest payments, made with respect to such Regular Certificate in all prior periods. Code Section 1272(a)(6) requires the present value of the remaining payments to be determined on the basis of three factors: (i) the original yield to maturity of the Regular Certificate (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period); (ii) events (including actual prepayments) that have occurred before the end of the accrual period; and (iii) the assumption that the remaining payments (including actual prepayments) will be made in accordance with the original Prepayment Assumption. The effect of this method will be to increase (or decrease) the portion of OID required to be included in income by a Certificateholder taking into account whether prepayments with respect to the Mortgage Loans are accruing faster (slower) than the Prepayment Assumption. Although OID will be reported to Certificateholders based on the Prepayment Assumption, there is no assurance that Mortgage Loans will be prepaid at that rate and no representation is made to Certificateholders that Mortgage Loans will be prepaid at that rate or at any other rate.

      A subsequent holder of a Regular Certificate will also be required to include OID in gross income. If such a holder purchases a Regular Certificate for an amount that exceeds its adjusted issue price the holder will be entitled (as will an initial holder who pays more than a Regular Certificate's issue price) to offset such OID by comparable economic accruals of portions of such excess.

      Certain Classes of Certificates may represent more than one Class of Regular Interests. The Trustee intends, based on the OID Regulations, to calculate OID on such Certificates as if, solely for the purposes of computing OID, the separate Regular Interests were a single debt instrument.

      Interest Weighted Certificates. It is not clear how income should be accrued with respect to Regular Certificates the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC ("Interest Weighted Certificate"). The Depositor intends to take the position that all of the income derived from an Interest Weighted Certificate should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Certificate as a Compound Interest Certificate. However, the IRS could assert that income derived from an Interest Weighted Certificate should be calculated as if the Interest Weighted Certificate were a Certificate purchased at a premium equal to the excess of the price paid by such Certificateholder for the Interest Weighted Certificate over its stated principal amount, if any. Under this approach, a Certificateholder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that the Interest Weighted Certificate should be taxable under the final regulations under Section 1275 governing debt issued with contingent principal payments, in which case a Certificateholder might recognize income at a slower rate than if the Interest Weighted Certificate were treated as a Compound Interest Certificate. If the contingent payment rules were applicable to Interest Weighted Certificates (which, as 1272(a)(6) instruments, are specifically excluded from the scope of the contingent payment regulations) income on certain Certificates would be computed under the "noncontingent bond method." The noncontingent bond method would generally apply in a manner similar to the method prescribed by the Code under Section 1272(a)(6). See "--Variable Rate Regular Certificates." Because of uncertainty in the law, Counsel to the Depositor will not render any opinion on these issues.

      Variable Rate Regular Certificates. Regular Certificates bearing interest at one or more variable rates are subject to certain special rules. The qualified stated interest payable with respect to certain variable rate debt instruments not bearing interest at a Single Variable Rate generally is determined under the OID Regulations by converting such instruments into fixed rate debt instruments. Instruments qualifying for such treatment generally include those providing for stated interest at (i) more than one qualified floating rates or (ii) a single fixed rate and (a) one or more qualified floating rates or (b) a single "qualified inverse floating rate" (each, a "Multiple Variable Rate"). A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65, but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is an objective rate equal to a fixed rate reduced by a qualified floating rate, the variations in which can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds (disregarding permissible rate caps, floors, governors and similar restrictions such as are described above).

      Purchasers of Regular Certificates bearing a variable rate of interest should be aware that there is uncertainty concerning the application of Code
Section 1272(a)(6) and the OID Regulations to such Certificates. In the absence of other authority, the Depositor intends to be guided by the provisions of the OID Regulations governing variable rate debt instruments in adapting the provisions of Code Section 1272(a)(6) to such Certificates for the purpose of preparing tax reports furnished to the IRS and Certificateholders. In that regard, in determining OID with respect to Regular Certificates bearing interest at a Single Variable Rate, (a) all stated interest with respect to a Regular Certificate is treated as qualified stated interest and (b) the amount and accrual of OID, if any, is determined under the OID rules applicable to fixed rate debt instruments discussed above by assuming that the Single Variable Rate is a fixed rate equal to (i) in the case of a qualified floating rate or qualified inverse floating rate, the issue date value of the rate or (ii) in the case of any other objective rate, a fixed rate that reflects the yield that is reasonably expected for the Regular Certificate. Interest and OID attributable to the Regular Certificates bearing interest at a Multiple Variable Rate similarly will be taken into account under a methodology that converts the Certificate into an equivalent fixed rate debt instrument. However, in determining the amount and accrual of OID, the assumed fixed rates are (a) for each qualified floating rate, the value of each such rate as of the issue date (with appropriate adjustment for any differences in intervals between interest adjustment dates); (b) for a qualified inverse floating rate, the value of the rate as of the issue date; and (c) for any other objective rate, the fixed rate that reflects the yield that is reasonably expected for the Certificate. In the case of a Certificate that provides for stated interest at a fixed rate in one or more accrual periods and either one or more qualified floating rates or a qualified inverse floating rate in other accrual periods, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Certificate provides for a qualified inverse floating rate). The qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the

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Regular  Certificate as of its issue date is approximately  the same as the fair market value of an otherwise identical debt-instrument that provides for either the qualified floating rate or the qualified inverse floating rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Regular Certificate is then treated as converted into an equivalent fixed rate debt instrument in the manner described above. If the interest paid or accrued with respect to a Single Variable Rate or Multiple Variable Rate Certificate during an accrual period differs from the assumed fixed interest rate, such difference will be an adjustment (to interest or OID, as applicable) to the Certificateholder's taxable income for the taxable period or periods to which such difference relates.

      Purchasers of Certificates bearing a variable rate of interest should be aware that the provisions of the OID Regulations governing variable rate debt instruments are limited in scope and may not apply to some Regular Certificates having variable rates. If such a Certificate is not subject to the provisions of the OID Regulations governing variable rate debt instruments, it may be subject to the provisions of the OID Regulations applicable to debt instruments having contingent payments. Prospective purchasers of variable rate Regular Certificates should consult their tax advisers concerning the appropriate tax treatment of such Certificates.

      Constant Yield Election for Interest. Under the OID Regulations, holders of Regular Certificates generally may elect to include all accrued interest on a Regular Certificate in gross income using the constant yield to maturity method. For purposes of this election, interest includes stated interest, OID, de minimus OID, market discount, de minimus market discount and unstated interest, as adjusted by any premium. If a holder of a Regular Certificate makes such an election and (i) the Regular Certificate has amortizable bond premium, the holder is deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires or (ii) the Regular Certificate has market discount, the holder is deemed to have made an election to include market discount in income currently for all debt instruments having market discount acquired during the year of the election or thereafter. See "--Market Discount" and "--Premium." The election to accrue interest, discount and premium on a constant yield method is irrevocable without the consent of the IRS. A holder of a Regular Certificate should consult its tax adviser before making this election.

      Market Discount. A purchaser of a Regular Certificate may also be subject to the market discount rules of Code Section 1276 if the stated redemption price at maturity (or the revised issue price where OID has accrued on such Certificate) exceeds the basis of the Certificate in the hands of the purchaser. Such purchaser generally will be required to recognize accrued market discount as ordinary income as payments of principal are received on such Regular Certificate, or upon the sale or exchange of the Regular Certificate. In general terms, until regulations are promulgated, market discount may be treated as accruing, at the election of the Certificateholder, either (i) under a constant yield method, taking into account the Prepayment Assumption, or (ii) in proportion to accruals of OID (or, if there is no OID, in proportion to accruals of stated interest) allocated to such period in relation to the sum of such interest together with the remaining interest as of the end of such period. A holder of a Regular Certificate having market discount may also be required to defer a portion of the interest deductions attributable to any indebtedness incurred or continued to purchase or carry the Regular Certificate. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Certificateholder may elect to include such market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, in which case the interest deferral rule will not apply. Such election will apply to all taxable debt instruments (including all Regular Interests) held by the Certificateholder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be

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


irrevocable without the consent of the IRS. In Revenue Procedure 92-67, the IRS set forth procedures for taxpayers (1) electing under Code Section 1278(b) to include market discount in income currently, (2) electing under rules of Code
Section 1276(b) to use a constant interest rate to determine accrued market discount on a bond where the holder of the bond is required to determine the amount of accrued market discount at a time prior to the holder's disposition of the bond, and (3) requesting consent to revoke an election under Code Section 1278(b). Purchasers who purchase Regular Certificates at a market discount should consult their tax advisors regarding the elections for recognition of such discount.

      Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificates (determined as described above under "--Original Issue Discount") remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules as well as the advisability of making any of the elections with respect thereto.

      Premium. A Certificateholder who purchases a Regular Certificate (other than an Interest Weighted Certificate, to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Certificate at a premium. The Certificateholder may elect under Code Section 171 to amortize such premium as an offset to interest income on such Certificate (and not as a separate deduction item) on a constant yield method. See "--Constant Yield Election for Interest."

      Although no regulations addressing the computation of premium accrual on collateralized mortgage obligations or Regular Interests have been issued, the legislative history of the Tax Reform Act of 1986 (the "1986 Act") indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Regular Certificate will be calculated using the Prepayment Assumption. If a Certificateholder makes an election to amortize premium on a Certificate, such election will apply to all taxable debt instruments (including all Regular Interests) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for Regular Certificates should consult their tax advisers regarding the election to amortize premium and the method to be employed.

      Final Treasury regulations were issued in December 1997 which address the amortization of bond premiums (the "Premium Regulations"). The preamble to the Premium Regulations indicate that they do not apply to Regular Interests in a REMIC or any pool of debt instruments the yield on which may be affected by prepayments. The Premium Regulations describe the yield method of amortizing premium and provide that a bond holder may offset the premium against corresponding interest income only as that income is taken into account under the bond holder's method of accounting. For instruments that may be called or prepaid prior to maturity, a bond holder will be deemed to exercise its option and an issuer will be deemed to exercise its redemption right in a manner that maximizes the holder's yield. A holder of a debt instrument may elect to amortize bond premium under the Premium Regulations for the taxable year containing the effective date, with the election applying to all the holder's debt instruments held on the first day of the taxable year. Because the Premium Regulations are specifically not applicable to Regular Certificates purchasers who pay a premium for their Regular Certificates should consult their tax advisors regarding any election to amortize premium and the method to be employed.

     Subordinate Certificates--Effects of Defaults, Delinquencies and Losses. As described above under "CREDIT ENHANCEMENT --Subordinate Certificates," certain Series of Certificates may contain one or more Classes of Subordinate Certificates. Holders of Subordinate Certificates will be

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


required to accrue interest and OID with respect to such Certificates on the accrual method without giving effect to delays and reductions in distributions attributable to defaults or delinquencies on any Mortgage Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a holder of a Subordinate Certificate in any period could significantly exceed the amount of cash distributed to such holder in that period.

      Although  not  entirely  clear,  and to the  extent  the bad debt rules of
Section 166 of the Code apply, it appears a Certificateholder that is a corporation or otherwise holds such Certificates in connection with a trade or business should generally be allowed to deduct as an ordinary loss any loss sustained on account of partial or complete worthlessness of a Regular Certificate. Although similarly unclear, a noncorporate Certificateholder generally should be allowed to deduct as a short-term capital loss any loss sustained on account of complete worthlessness of a Regular Certificate. A noncorporate Certificateholder alternatively, depending on the factual circumstances, may be allowed a capital loss deduction as the principal balance of a Subordinate Certificate is reduced by reason of realized losses resulting from liquidated Mortgage Loans; however, the IRS could contend that a noncorporate Certificateholder should be allowed such losses only after all Mortgage Loans in the Trust Fund have been liquidated or the Subordinate Certificates otherwise have been retired. Special rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Holders of Subordinate Certificates should consult their own tax advisers regarding the appropriate timing, character and amount of any loss sustained with respect to Subordinate Certificates.

     Allocation of Expenses in a Single Class REMIC. As a general rule, all of the servicing, administrative and other non-interest expenses of a REMIC will be taken into account by holders of the Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the holders of REMIC Regular Certificates and the holders of REMIC Residual Certificates on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to holders of the related REMIC Regular Certificates. If the REMIC is considered to be a "single-class REMIC" and a Regular Interest Certificateholder is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Certificateholder, exceed 2% of such Certificateholder's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (for 1998, estimated to be $124,500, or $62,250, in the case of a separate return of a married individual within the meaning of Code Section 7703, which amounts will be adjusted annually for inflation) (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the Applicable Amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The partial or total disallowance of these deductions may have a significant adverse impact on the yield of the Regular Certificate to such a holder.

      Sale or Exchange of Regular Certificates. A Regular Interest Certificateholder's tax basis in its Regular Certificate is the price such holder pays for a Certificate, plus amounts of OID or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange or redemption of a Regular Certificate, measured by the difference between the amount realized and the Regular Certificate's basis as

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


so adjusted, will generally be capital gain or loss, assuming that the Regular Certificate is held as a capital asset. If, however, a Certificateholder is a bank, thrift or similar institution described in Section 582 of the Code, gain or loss realized on the sale or exchange of a Certificate will be taxable as ordinary income or loss.

      Gain from the disposition of a Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such Regular Certificate had equaled 110% of the applicable federal rate (as defined in Code Section 1274(d)) as of the beginning of such holder's holding period, over (ii) the amount of ordinary income actually recognized by the holder with respect to such Regular Certificate prior to its sale. In addition, all or a portion of any gain from the sale of a Certificate that might otherwise be capital gain may be treated as ordinary income (i) if such Certificate is held as part of a "Conversion Transaction" as defined in Code
Section 1258(c), in an amount equal to the interest that would have accrued on the holder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction reduced by any amount treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or (ii) if, in the case of a noncorporate taxpayer, an election is made under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income. A sale of a REMIC Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and (i) the holder entered the contract to sell the REMIC Regular Certificate substantially contemporaneously with acquiring the REMIC Regular Certificate, (ii) the REMIC Regular Certificate is part of a straddle, (iii) the REMIC Regular Certificate is marketed or sold as producing capital gains, or (iv) other transactions to be specified in Treasury regulations that have not yet been issued.

      As of date of this Prospectus the maximum marginal tax rate on ordinary income for individual taxpayers is 39.6%. The maximum marginal tax rate on long-term capital gains for non-corporate taxpayers is 20%. The maximum marginal tax rate on both ordinary income and long-term capital gains of corporate taxpayers is 35% subject to certain higher marginal tax rates which phase out the benefits of the guaranteed corporate tax rate structure. Net capital gain realized on a capital asset which is sold after being held by 12 months or less is subject to tax at ordinary income tax rates. Any gain realized on a capital asset which is sold after being held for more than 12 months but not more than 18 months is subject to tax at ordinary income tax rates, subject to a maximum tax rate of 28% (a "mid-term capital gain"). Gain realized on a sale of a capital asset after a holding period of more than 18 months is subject to tax at 20%, assuming that the taxpayer is otherwise in a rate bracket equal to or greater than 20%.

Taxation of the REMIC

      General. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level taxation. Rather, except in the case of a "Single-Class REMIC," the taxable income or net loss of a REMIC is taken into account by the holders of Residual Interests. The Regular Interests are generally treated as debt of the REMIC and taxed accordingly. See "--Taxation of REMIC Regular Certificates" above.

      Calculation of REMIC Income. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual having the calendar year as a taxable year, with certain adjustments as required under Code Section 860C(b). The "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates. See "--Taxation of Holders

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


of Residual Certificates." In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, plus any cancellation of indebtedness income due to the allocation of realized losses to the Regular Certificates, and (ii) deductions, including stated interest and OID accrued on Regular Certificates, amortization of any premium with respect to loans and servicing fees and other expenses of the REMIC.

      For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the Regular Interests and the Residual Interests on the "Startup Day" (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

      The OID provisions of the Code apply to loans to individuals originated on or after March 2, 1984, and the market discount provisions apply to all loans. Subject to possible application of the de minimus rules, the method of accrual by the REMIC of OID or market discount income on such loans will be equivalent to the method under which holders of Regular Certificates accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Certificates in the same manner that the holders of the Certificates include such discount in income, but without regard to the de minimus rules. See "--Taxation of REMIC Regular Certificates" above.

      To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding the recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

      Prohibited Transactions Tax and Other Taxes. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include
(i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of limited exceptions for cash contributions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. It is not anticipated that any such contributions will occur or that any such tax will be imposed.

      Net Income from Foreclosure Property. REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period ending with the third calendar year following the year of acquisition of such property, with a possible extension. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income

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


from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

      Liquidation of the REMIC. If a REMIC and the Trustee adopt a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i) and sell all the REMIC's assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC will recognize no gain or loss on the sale of its assets, provided that the REMIC credits or distributes in liquidation all the sale proceeds plus its cash (other than amounts retained to meet claims against the REMIC) to holders of Regular Certificates and Residual Certificate holders within the 90-day period.

Taxation of Holders of Residual Certificates

      The holder of a Certificate representing a residual interest (a "Residual Certificate") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Certificate. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Certificates in proportion to their respective holdings on such day. For this purpose, the taxable income or net loss of the REMIC, in general, will be allocated to each day in the calendar quarter ratably using such reasonable convention as set forth in the Prospectus Supplement including, as applicable, a "30 days per month/90 days per quarter/360 days per year" convention. The related Prospectus Supplement will indicate whether a different allocation method will be used. Ordinary income derived from Residual Certificates will be "portfolio income" for taxpayers subject to Code Section 469 limitation on the deductibility of "passive losses."

     A holder of a Residual Certificate that is an individual or a "Pass-Through Interest Holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year to the extent that such expenses, when aggregated with the Residual Interest Certificateholder's other miscellaneous itemized deductions for that year, do not exceed 2% of such holder's adjusted gross income. In addition, Code
Section 68 provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the Applicable Amount will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the Applicable Amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The amount of additional taxable income reportable by Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. As a result, such investors may have aggregate taxable income in excess of the aggregate amount of cash received on such Certificates with respect to interest at the pass-through rate on such Certificates or discount thereon. Furthermore, in determining the alternative minimum taxable income of such a Certificateholder that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Certificates or where the servicing fees are in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "--Federal Income Tax Consequences For Certificates As To Which No Remic Election Is Made--Stripped Certificates--Discount or Premium on Stripped Certificates." Accordingly, such Certificates may not be appropriate investments for individuals, estates or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

      The holder of a Residual Certificate must report its proportionate share of the taxable income of the REMIC regardless of whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMICs in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on Regular Interests issued without any discount or at an insubstantial discount. When there is more than one Class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier maturing Classes of Certificates to the extent that such Classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized in general, losses would be allowed in later years as distributions on the later Classes of Regular Certificates are made. (If this occurs, it is likely that cash distributions to holders of Residual Certificates will exceed taxable income in later years.) Taxable income may also be greater in the earlier years of certain REMICs as a result of the fact that interest expense deductions, as a percentage of outstanding principal of Regular Certificates, will typically increase over time as lower yielding Certificates are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of outstanding loan principal.

      In any event, because the holder of a Residual Interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Certificate in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual Certificate will most likely be less than that of such a bond or instrument.

      Basis. A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC. However, such taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets. Such recovery of basis by the REMIC will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders discussed previously under "--Taxation of Holders of Residual Certificates," the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

      A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. If a Residual Certificate has a negative value, it is not clear whether its issue price would be considered to be zero or such negative amount for purposes of determining the REMIC's basis in its assets. The REMIC Regulations do not address whether residual interests could have a negative basis and a negative issue price. The Depositor does not intend to treat a Class of Residual Certificates as having a value of less than zero for purposes of determining the bases of the related REMIC in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

      Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in a Residual Certificate is greater than the corresponding portion of the REMIC's basis in the Mortgage Loans, the Residual Certificateholder will not recover a portion of such basis until

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


termination of the REMIC, unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations do not currently so provide. See "--Sale or Exchange" below regarding possible treatment of a loss upon termination of the REMIC as a capital loss.

      Limitation on Losses. The amount of the REMIC's net loss that a Certificateholder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Certificate will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of Residual Interest Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

      Distributions. Distributions on a Residual Certificate, if any, will generally not result in any additional taxable income or loss to a holder of a Residual Certificate. If the amount of such distribution exceeds a holder's adjusted basis in the Residual Certificate, however, the holder will recognize gain (treated as gain from the sale of the Residual Certificate) to the extent of such excess. If the Residual Certificate is property held for investment, such gain will generally be capital in nature.

      Limitations on Offset or Exemption of REMIC Income: Excess Inclusions and UBTI. The portion of a Residual Interest Certificateholder's REMIC taxable income consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such Certificateholder's federal income tax return. The Small Business Job Protection Act of 1996 eliminated a prior law exception to this rule for certain organizations taxed under Section 593 (thrift institutions) with respect to Residual Certificates with significant value. This change is effective for Residual Certificates acquired in taxable years beginning after December 31, 1995. If the holder of a Residual Certificate is an organization subject to the tax on unrelated business taxable income ("UBTI") imposed by Code Section 511, such as a pension fund or other exempt organization, such Residual Interest Certificateholder's excess inclusion income will be treated as unrelated business taxable income of such Certificateholder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund or certain cooperatives were to own a Residual Certificate, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Certificate is owned by a foreign person, excess inclusion income is subject to tax at a rate of 30%, which rate may not be reduced by treaty and is not eligible for treatment as "portfolio interest." See "--Tax Treatment of Foreign Investors--Residual Certificates." Although not entirely clear, the REMIC Regulations indicate that the significant value determination is made only on the Startup Day.

      The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Certificate, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by
(ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Certificate before the beginning of the quarter. Accordingly, the portion of the REMIC pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes. For this purpose, the long-term applicable

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


federal  rate,  which is  announced  monthly by the Treasury  Department,  is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

      Alternative Minimum Tax. The 1996 Act also provides new rules affecting the determination of alternative minimum taxable income ("AMTI") of a Residual Certificate holder. First, AMTI is calculated without regard to the special rule that taxable income cannot be less than excess inclusion income for the year. Second, AMTI for a taxable year cannot be less than excess inclusion income for the year. Finally, any AMTI net operating loss deduction is computed without regard to excess inclusions. These changes are effective for tax years beginning after December 31, 1986, unless a Residual Certificate holder elects to have the rules apply only to tax years beginning after August 20, 1996.

      Under the REMIC Regulations, in certain circumstances, transfers of Residual Certificates may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Certificates" and "--Tax Treatment of Foreign Investors."

      Sale or Exchange. A holder of a Residual Certificate will recognize gain or loss on the sale or exchange of a Residual Certificate equal to the difference, if any, between the amount realized and such Certificateholder's adjusted basis in the Residual Certificate at the time of such sale or exchange. Any such loss may be a capital loss subject to limitation; gain which might otherwise be capital may be treated as ordinary income under certain circumstances. See "--Sale or Exchange of Regular Certificates" above. Except to the extent provided in regulations, which have not yet been issued, the "wash sale" rules of Code Section 1091 will disallow any loss upon disposition or a Residual Certificate if the selling Certificateholder acquires any Residual Interest in a REMIC or similar mortgage pool within six months before or after such disposition. Any such disallowed loss would be added to the Residual
Interest Certificateholder's adjusted basis in the newly acquired Residual Interest.

      Restrictions on Ownership and Transfer of Residual Certificates. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a Residual Interest by any "Disqualified Organization." "Disqualified Organizations" include the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity.), a rural electric or telephone cooperative described in
Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit Disqualified Organizations from owning a Residual Certificate. In addition, no transfer of a Residual Certificate will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization and the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that the statement is false.

      The Prospectus Supplement relating to a Series of Certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

      If a Residual Certificate is transferred to a Disqualified Organization (in violation of the restrictions set forth above), a tax will be imposed on the transferor of such Residual Certificate at the

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


time of the transfer pursuant to Code Section 860E(e)(2) equal to the product of
(i) the present value (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Residual Certificate) of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. In addition, if a Disqualified Organization is the record holder of an interest in a pass-through entity (including, among others, a partnership, trust, real estate investment trust, regulated investment company or any person holding as nominee) that owns a Residual Certificate, the pass-through entity will be required to pay tax equal to its product of (i) the amount of excess inclusion income of the REMIC for such taxable year allocable to the interest held by such Disqualified
Organization; multiplied by (ii) the highest marginal federal income tax rate imposed on corporations by Code Section 11(b)(1).

      Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee, or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. A transferor of a Residual Certificate would in no event, however, be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the Residual Certificate and the transferor pays income tax at the highest corporate rate on the excess inclusion for the period the Residual Certificate is actually held by the Disqualified Organization.

      In addition, if a "Pass-Through Entity" has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that (i) states under penalty of perjury that it is not a Disqualified Organization or (ii) furnishes a social security number and states under penalties of perjury that the social security number is that of the transferee, provided that during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

      Noneconomic Residual Interests. Under the REMIC Regulations, if a Residual Certificate is a "noneconomic residual interest," as described below, a transfer of a Residual Certificate to a non-U.S. Person will be disregarded for all federal tax purposes if a significant purpose of the transfer was to impede the assessment or collection of tax. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any federal income tax imposed upon the taxable income derived by the transferee from the REMIC. A Residual Certificate is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax imposed on corporations for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The present value is calculated based on the Prepayment Assumption, using a discount rate equal to the applicable federal rate under Code Section 1274(d)(1) that would apply to a debt instrument issued on the date the noneconomic residual interest was transferred and whose term ended on the close of the last quarter in which excess inclusions were expected to accrue with respect to the Residual Interest at the time of transfer. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of transfer, knew or should have known that the transferee would be unwilling or

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


unable to pay taxes on its share of the taxable income of the REMIC. Under the REMIC Regulations, a transferor is presumed not to have improper knowledge if
(i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferor will not continue to pay its debts as they come due in the future; and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the residual interest and that the transferee intends to pay taxes associated with holding of residual interest as they become due. The Agreement will require the transferee of a Residual Certificate to state as part of the affidavit described above under the heading "--Disqualified Organizations" that such transferee (i) has historically paid its debts as they come due, (ii) intends to continue to pay its debts as they come due in the future, (iii) understands that, as the holder of a noneconomic residual interest, it may incur tax liabilities in excess of any cash flows generated by the Residual Certificate, and (iv) intends to pay any and all taxes associated with holding the Residual Certificate as they become due. The transferor must have no reason to believe that such statement is untrue. A similar type of limitation exists with respect to certain transfers of Residual Interests by foreign persons to U.S. Persons. See "--Tax Treatment of Foreign Investors."

      Mark-to-Market Rules. A "negative value" Residual Interest (and any Residual Interest or arrangement that the IRS deems to have substantially the same economic effect) is not treated as a security and thus may not be marked to market under final Treasury regulations under Section 475 of the Code that generally require a securities dealer to mark to market securities held for sale to customers. In general, a Residual Interest has negative value if, as of the date a taxpayer acquires the Residual Interest, the present value of the tax liabilities associated with holding the Residual Interest exceeds the sum of (i) the present value of the expected future distributions on the Residual Interest, and (ii) the present value of the anticipated tax savings associated with holding the Residual Interest as the REMIC generates losses. In addition, in the Preamble to the temporary Treasury regulations, the IRS requested comments regarding whether additional rules are needed to carry out the purposes of
Section 475 of the Code. Consequently, the IRS may further limit, prospectively or retroactively, the definition of "security" for purposes of Section 475 of the Code by carving out of such definition all Residual Interests.

Reporting Requirements and Backup Withholding

      A Certificateholder, other than a Residual Interest Certificateholder, may, under certain circumstances, be subject to "backup withholding" at the rate of 31% with respect to distributions or the proceeds of a sale of Certificates to or through brokers that represent interest or original issue discount on the Certificates. This withholding generally applies if the holder of a Certificate
(i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct TIN and that the holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Certificateholders, including payments to certain exempt recipients (such as exempt organizations) and to certain Non-U.S. Persons. Holders of the Certificates should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

      The Trustee will report to the Certificateholders and to the Master Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Certificates. Any amounts withheld from distribution on Regular Certificates

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


would be allowed as a credit against such Certificateholders, federal income tax liability or would be refunded by the IRS.

Tax Treatment of Foreign Investors

      Regular Certificates. Under the Code, unless interest (including OID) paid on a Certificate (other than a Residual Certificate) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation (each, a "Non-U.S. Person") such interest will normally qualify as portfolio interest (except if (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer or (ii) the recipient is a controlled foreign corporation as to which the issuer is a related person) and will not be subject to the 30% United States withholding tax. Upon receipt of appropriate ownership statements signed under penalties of perjury, identifying the beneficial owner and stating, together with other statements, that the beneficial owner of the Regular Certificate is a Non-U.S. Person, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Non-U.S. Persons. Holders of Certificates, including "stripped certificates" (i.e., Certificates that separate ownership of principal payments and interest payments on the Mortgage Loans), however, may be subject to withholding to the extent that the Mortgage Loans were originated on or before July 18, 1984.

      Interest and OID of Certificateholders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Certificateholder. They will, however, generally be subject to United States federal income tax at regular rates.

      Residual Certificates. Payments to holders of Residual Certificates who are foreign persons will generally be treated as interest and be subject to United States withholding tax at 30% or any lower applicable treaty rate. Holders should assume that such income does not qualify for exemption from United States withholding tax as portfolio interest. If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Certificate will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax. See "--Taxation of Holders of Residual Certificates--Limitations on Offset or Exemption of REMIC Income: Excess Inclusions". If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Certificate is disposed of). The Treasury has statutory authority, however, to promulgate regulations that would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Certificates that do not have significant value.

      If a Residual Certificate has tax avoidance potential, a transfer of a Residual Certificate to a Non-U.S. Persons will be disregarded for all federal tax purposes. A Residual Certificate has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that the REMIC will distribute to the transferee Residual Interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. If a Non-U.S. Person transfers a Residual Certificate to a U.S. Person, and if the transfer has the effect of allowing

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


the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Certificate for purposes of the withholding tax provisions of the Code. See "--Taxation of Holders of Residual Certificates--Limitations on Offset or Exemption of REMIC Income: Excess Inclusions."

      On April 22, 1996, the IRS issued proposed regulations which, if adopted in final form, could have an affect on the United States taxation of foreign investors holding Regular Certificates or Residual Certificates. The proposed regulations would apply to payments after December 31, 1997. Investors who are Non-U.S. Persons should consult their tax advisors regarding the specific tax consequences to them of owning Regular Certificates or Residual Certificates.

Administrative Matters

      The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit by the IRS in a unified administrative proceeding.

      In general, the Trustee will, to the extent permitted by applicable law, act as agent of the REMIC, and will file REMIC federal income tax returns on behalf of the related REMIC. Reports of accrued interest and OID will be made annually to the IRS and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in IRS Publication 938 with respect to a particular Series of Regular Certificates. Holders through nominees must request such information from the nominee.

      The IRS's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC is in existence.

      Treasury   regulations   require   that,  in  addition  to  the  foregoing
requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the IRS concerning Code Section 67 expenses (see "--Taxation of the REMIC--Calculation of REMIC Income" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the IRS concerning the percentage of the REMIC's assets meeting the qualified asset tests described above under "--Qualification as a REMIC--Status of REMIC Certificates."

      The holder of the largest percentage interest of the Residual Certificates will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects. In general, the Trustee will act as attorney in fact and agent for the tax matters person and, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the Residual Interest Certificateholders in connection with the administrative and judicial review of items

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


of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. Residual Interest Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee as attorney in fact and agent for tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a Residual Interest Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a Residual Interest Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

                Federal Income Tax Consequences For Certificates
                      As To Which No REMIC Election Is Made

Tax Status as a Grantor Trust

      General. If the applicable Prospectus Supplement so specifies with respect to a Series of Certificates, the Certificates of such Series will not be treated as regular or residual interests in a REMIC for federal income tax purposes but instead will be treated as an undivided beneficial ownership interest in the Mortgage Loans. Under such circumstances the arrangement, pursuant to which the Mortgage Loans will be held and the Certificates will be issued, will be classified for federal income tax purposes as a grantor trust under Subpart E,
Part 1 of Subchapter J of the Code and not as an association taxable as a corporation. In such a case, Morrison & Hecker L.L.P., counsel to the Depositor, will deliver its opinion to the effect that the arrangement by which the Certificates of that Series are issued will be treated as a grantor trust as long as all of the provisions of the applicable Trust Agreement are complied with and the statutory and regulatory requirements are satisfied.

      In some Series ("Pass-Through Certificates"), there will be no separation of the principal and interest payments on the Mortgage Loans. In such circumstances, a Certificateholder will be considered to have purchased an undivided interest in each of the Mortgage Loans. In other cases ("Stripped Certificates"), sale of the Certificates will produce a separation in the ownership of the principal payments and interest payments on the Mortgage Loans. Each Certificateholder will be required to report on its federal income tax return its pro rata share of the gross income derived from the Mortgage Loans (not reduced by the amount payable as fees to the Trustee, the Master Servicer and the Special Servicer, if any, and similar fees provided that such amounts are reasonable compensation for services rendered (collectively, the "Servicing Fee")), at the same time and in the same manner as such items would have been reported under the Certificateholder's tax accounting method had it held its interest in the Mortgage Loans directly, received directly its share of the amounts received with respect to the Mortgage Loans and paid directly its share of the Servicing Fees. In the case of Pass-Through Certificates, such gross income will consist of a pro rata share of all of the income derived from all of the Mortgage Loans and, in the case of Stripped Certificates, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Certificateholder owns an interest. The holder of a Certificate will generally be entitled to deduct such Servicing Fees under
Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the Trustee, the Master Servicer and the Special Servicer, if any. In the case of a noncorporate  holder,  however,  Servicing  Fees (to the  extent  not  otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such holder's alternative

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


minimum tax liability. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the Applicable Amount will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

Tax Status of Certificates

      In the case of Stripped Certificates there is no specific legal authority existing regarding whether the character of the Certificates, for federal income tax purposes, will be the same as the Mortgage Loans. The IRS could take the position that the Mortgage Loans' character is not carried over to the Certificates in such circumstances. Pass-Through Certificates will be, and, although the matter is not free from doubt, Stripped Certificates should be considered to represent, "real estate assets" within the meaning of Section 856(c)(6)(B) of the Code, "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code provided that the real property securing the loan is of the type specified in such Code Section; "obligation(s) principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and interest income attributable to the Certificates should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. However, Mortgage Loans secured by non-residential real property will not constitute "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code. In addition, it is possible that various reserves or funds underlying the Certificates may cause a proportionate reduction in the above-described qualifying status categories of Certificates.

Pass-Through Certificates

      Discount or Premium on Pass-Through Certificates. The holder's purchase price of a Pass-Through Certificate is to be allocated among the Mortgage Loans in proportion to their fair market values, determined as of the time of purchase of the Certificates. In the typical case, the Depositor believes it is reasonable for this purpose to treat each Mortgage Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Mortgage Loans that it represents, since the Mortgage Loans will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Certificate allocated to a Mortgage Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Mortgage Loan allocable to the Certificate, the interest in the Mortgage Loan allocable to the Certificate will be deemed to have been acquired at a discount or premium, respectively.

      Original Issue Discount. The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Mortgage Loan with OID in excess of a prescribed de minimus amount, a holder of a Certificate will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year, determined under a constant yield method by reference to the initial yield to maturity of the Mortgage Loan, in advance of receipt of the cash attributable to such income and regardless of the method of federal income tax accounting employed by that holder. OID with respect to a Mortgage Loan could arise for example by virtue of the financing of points by the originator of the Mortgage Loan, or by virtue of the charging of points by the originator of the Mortgage Loan in an amount greater than a statutory de minimus exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. However, the OID Regulations provide that if a holder acquires an obligation at a price that exceeds its stated redemption price, the holder will not include any OID in gross income. In addition, if a subsequent holder acquires an obligation for an amount that exceeds its adjusted issue price the subsequent holder will be entitled to

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


offset the OID with economic accruals of portions of such excess. Accordingly, if the Mortgage Loans acquired by a Certificateholder are purchased at a price that exceeds the adjusted issue price of such Mortgage Loans, any OID will be reduced or eliminated.

      Market Discount. Certificateholders also may be subject to the market discount rules of Sections 1276-1278 of the Code. A Certificateholder that acquires an interest in Mortgage Loans with more than a prescribed de minimus amount of "market discount" (generally, the excess of the principal amount of the Mortgage Loans over the purchaser's purchase price) will be required under
Section 1276 of the Code to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Mortgage Loans received in that month and, if the Certificates are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations. The legislative history of the 1986 Act indicates that, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant interest rate or
(ii) in the ratio of (a) in the case of Mortgage Loans not originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Mortgage Loans originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

      Section 1277 of the Code provides that the excess of interest paid or accrued to purchase or carry a loan with market discount over interest received on such loan is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition or repayment of the loan. A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule discussed above will not apply.

      A Certificateholder who purchases a Certificate at a premium generally will be deemed to have purchased its interest in the underlying Mortgage Loans at a premium. A Certificateholder who holds a Certificate as a capital asset may generally elect under Section 171 of the Code to amortize such premium as an offset to interest income on the Mortgage Loans (and not as a separate deduction item) on a constant yield method. The legislative history of the 1986 Act suggests that the same rules that will apply to the accrual of market discount (described above) will generally also apply in amortizing premium with respect to Mortgage Loans originated after September 27, 1985. If a holder makes an election to amortize premium, such election will apply to all taxable debt instruments held by such holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Certificates should consult their tax advisers regarding the election to amortize premium and the method to be employed. Although the law is somewhat unclear regarding recovery of premium allocable to Mortgage Loans originated before September 28, 1985, it is possible that such premium may be recovered in proportion to payments of Mortgage Loan principal.

Stripped Certificates

      Discount or Premium on Stripped Certificates. A Stripped Certificate may represent a right to receive only a portion of the interest payments on the Mortgage Loans, a right to receive only principal payments on the Mortgage Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Certificates ("Ratio Strip Certificates") may represent a right to receive differing percentages of both the interest and principal on each Mortgage Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the

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


creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest. The Code, the OID Regulations and judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to Stripped Certificates. Under the method described above for REMIC Regular Interest Certificates (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. The 1986 Act prescribed the same method for debt instruments "secured by" other debt instruments, the maturity of which may be affected by prepayments on the underlying debt instruments. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Certificates which technically represent ownership interests in the underlying Mortgage Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Certificates, and it is expected that OID will be reported on that basis. In applying the calculation to such Certificates, the Trustee will treat all payments to be received with respect to the Certificates, whether attributable to principal or interest on the loans, as payments on a single installment obligation and as includible in the stated redemption price at maturity. The IRS could, however, assert that OID must be calculated separately for each Mortgage Loan underlying a Certificate. In addition, in the case of Ratio Strip Certificates, the IRS could assert that OID must be calculated separately for each stripped coupon or stripped bond underlying a Certificate.

      Under certain circumstances, if the Mortgage Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Certificateholder's recognition of income. If, however, the Mortgage Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Certificateholder's recognition of income.

      In the case of a Stripped Certificate which either embodies only interest payments on the underlying loans or (if it embodies some principal payments on the Mortgage Loans) is issued at a price that exceeds the principal payments (an "Interest Weighted Certificate"), additional uncertainty exists because of the enhanced potential for applicability of the contingent payment debt instrument provisions of the OID Regulations.

      Under the contingent payment debt instrument provisions, the contingent instrument is treated as if it were a debt with no contingent payments (the "noncontingent bond method"). Under this method the issue price is the amount paid for the instrument and the Certificateholder is in effect put on the cash method with respect to interest income at a comparable yield of a fixed rate debt instrument with similar terms. The comparable yield must be a reasonable yield for the issuer and must not be less than the applicable federal rate. A projected payment schedule and daily portions of interest accrual is determined based on the comparable yield. The interest for any accrual period, other than an initial short period, is the product of the comparable yield and the adjusted issue price at the beginning of the accrual period (the sum of the purchase price of the instrument plus accrued interest for all prior accrual periods reduced by any noncontingent or contingent payments on the debt instrument). If the amount payable for a period were, however, greater or less than the amount projected the income included for the period would be increased or decreased accordingly. Any reduction in the income accrual for a period to an amount below zero (a "Negative Adjustment") would be treated by a Certificateholder as an ordinary loss to the extent of prior income accruals and may be carried forward to offset future interest accruals. At maturity, any remaining Negative Adjustment or any loss attributable to the Certificateholder's basis would be treated as a loss from a sale or exchange of the Certificate. If the loss-generating Mortgage Loan or Mortgage Loans was issued by a natural person, such loss may be an ordinary loss because loss recognized on

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


retirement of a debt instrument issued by a natural person is not a loss from a sale or exchange. However, the IRS might contend that such loss should be a capital loss if the Certificateholder held its Certificate as a capital asset. A loss resulting from total interest inclusions exceeding total net Negative Adjustments taken into account would be an ordinary loss. If a gain were recognized on sale or exchange of the Certificate it would be capital in nature if the Certificate were a capital asset in the hands of the Certificateholder.

      Possible Alternative Characterizations. The characterizations of the Stripped Certificates described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that (i) in certain Series, each non-Interest Weighted Certificate is composed of an unstripped undivided ownership interest in Mortgage Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Certificates are subject to the contingent payment OID Regulations; (iii) each Interest Weighted Certificate is composed of an unstripped undivided ownership interest in the Mortgage Loans and an installment obligation consisting of stripped interest payments; or (iv) there are as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan.

Sale of Certificates

      As a general rule, if a Certificate is sold, gain or loss will be recognized by the holder thereof in an amount equal to the difference between the amount realized on the sale and the Certificateholder's adjusted tax basis in the Certificate. Except as subsequently discussed, such gain or loss will generally be capital gain or loss if the Certificate is held as a capital asset. In the case of Pass-Through Certificates, such tax basis will generally equal the holder's cost of the Certificate increased by any discount income with respect to the loans represented by such Certificate previously included in income, and decreased by the amount of any distributions of principal previously received with respect to the Certificate. Such gain, to the extent not otherwise treated as ordinary income, will be treated as ordinary income to the extent of any accrued market discount not previously reported as income. In the case of Stripped Certificates, the tax basis will generally equal the Certificateholder's cost for the Certificate, increased by any discount income with respect to the Certificate previously included in income, and decreased by the amount of all payments previously received with respect to such Certificate.

      Certain financial institutions subject to the provisions of Code Section 582(c), which recognize gain on the sale of a certificate will be taxable at ordinary income rates on such gain. In addition, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Pass-Through Certificate is held as part of a "conversion transaction" as defined in Code Section
1258(c), up to the amount of interest that would have accrued on the Pass-Through Certificateholder's applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers generally area subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (39.6%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

Reporting Requirements and Backup Withholding

      The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Pass-Through Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to

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enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount or original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issued discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus Supplement, such reporting will be based upon a representative initial offering price of such class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable
payments,    as   described   above   under   "Material   Federal   Income   Tax
Consequences--Federal Income Tax Consequences For REMIC Certificates--Reporting Requirements and Backup Withholding".

Treatment of Foreign Investors

      To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Pass-Through Certificateholder or Stripped Certificateholder on original issue discount recognized by the Pass-Through Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

      Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "--Federal Income Tax Consequences for REMIC Certificates--Tax Treatment of Foreign Investors--Regular Certificates".

                            STATE TAX CONSIDERATIONS

      In addition to the federal income tax consequences described in "MATERIAL FEDERAL INCOME TAX CONSEQUENCES," potential investors should consider the state income tax consequences of the acquisition, ownership and disposition of the Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisers with respect to the various state tax consequences of an investment in the Certificates.

                              ERISA CONSIDERATIONS

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on employee benefit plans subject to ERISA ("ERISA Plans") and prohibits certain transactions between ERISA Plans and persons who are "parties in interest" (as defined under ERISA) with respect to assets of such Plans. Section 4975 of the Code prohibits a similar set of transactions between certain plans ("Code Plans," and together with ERISA Plans, "Plans") and persons who are "disqualified persons" (as defined in the Code) with respect to Code Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the requirements of ERISA or Section 4975 of the Code. However, a governmental plan or a church plan may be subject to similar restrictions under other applicable federal

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


and state law ("Similar Law"). Any such plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is, however, subject to the prohibited transaction rules set forth in Section 503 of the Code. A fiduciary of a governmental plan or a church plan should make its own determination as to the need for or availability of any exemptive relief under Similar Law or Section 503 of the Code.

      Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that investments be made in accordance with the documents governing the ERISA Plan. Before investing in a Senior
Certificate, an ERISA Plan fiduciary should consider, among other factors, whether to do so is appropriate in view of the overall investment policy and liquidity needs of the ERISA Plan. Such fiduciary should especially consider the sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans, as discussed in the Prospectus Supplement related to a Series.

Prohibited Transactions

      Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest and disqualified persons with respect to ERISA Plans and Code Plans from engaging in certain transactions involving such Plans or "plan assets" of such Plans, unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code and Sections 502(i) and 502(l) of ERISA provide for the imposition of certain excise taxes and civil penalties on certain persons that engage or participate in such prohibited transactions. The Depositor, the Underwriter, the Master Servicer, the Special Servicer, if any, or the Trustee or certain affiliates thereof may be considered or may become parties in interest or disqualified persons with respect to a Plan. If so, the acquisition or holding of Certificates by, on behalf of or with "plan assets" of such Plan may be considered to give rise to a "prohibited transaction" within the meaning of ERISA and/or Section 4975 of the Code, unless the administrative exemption described below or some other exemption is available.

      Special caution should be exercised before "plan assets" of a Plan are used to purchase a Senior Certificate if, with respect to such assets, the Depositor, the Underwriter, the Master Servicer, the Special Servicer, if any, or the Trustee or an affiliate thereof either (a) has discretionary authority or control with respect to the investment or management of such assets or (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular needs of the Plan.

      Further, if the underlying assets included in a Trust Fund were deemed to constitute "plan assets," certain transactions involved in the operation of the Trust Fund may be deemed to constitute prohibited transactions under ERISA and/or the Code. Neither ERISA nor Section 4975 of the Code defines the term "plan assets."

      The U.S. Department of Labor (the "Department") has issued regulations (the "Regulations") concerning whether a Plan's assets would be deemed to include an undivided interest in each of the underlying assets of an entity (such as the Trust Fund), for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, if the Plan acquires an "equity interest" (such as a Senior Certificate) in such an entity.

      Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be considered merely to include its interest in the Certificates instead of being deemed to include an undivided interest in each of the underlying assets of the Trust Fund. However, it cannot be predicted in advance, nor can there be a continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "benefit plan investors," which are defined as ERISA Plans, Code Plans, individual retirement accounts and employee benefit plans not subject to ERISA (for example, governmental plans and church plans), but this exemption is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

      Pursuant to the Regulations, if the assets of the Trust Fund were deemed to be "plan assets" by reason of the investment of assets of a Plan in any Certificates, the "plan assets" of such Plan would include an undivided interest in the Mortgage Loans, the mortgages underlying the Mortgage Loans and any other assets held in the Trust Fund. Therefore, because the Mortgage Loans and other assets held in the Trust Fund may be deemed to be "plan assets" of each Plan that purchases Certificates, in the absence of an exemption, the purchase, sale or holding of Certificates of any Series or Class by or with "plan assets" of a Plan may result in a prohibited transaction and the imposition of civil penalties or excise taxes. Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase, sale or holding of Certificates of any Series or Class by a Plan, for example, Prohibited Transaction Class Exemption ("PTCE") 95-60, which exempts certain transactions between insurance company general accounts and parties in interest; PTCE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest; PTCE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or PTCE 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager." There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in any Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. Also, the Department has issued individual administrative exemptions from application of certain prohibited transaction restrictions of ERISA and the Code to most underwriters of mortgage-backed securities (each, an "Underwriter's Exemption"). Such an Underwriter's Exemption can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such an underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an Underwriter's Exemption might be applicable to a Series of Certificates, such as Senior Certificates, the related Prospectus Supplement will refer to such possibility. Further, the related Prospectus Supplement may provide that certain Classes or Series of Certificates, such as Subordinate Certificates, may not be purchased by, or transferred to, Plans or may only be purchased by, or transferred to, an insurance company for its general account under circumstances that would not result in a prohibited transaction.

      Any fiduciary or other Plan investor who proposes to invest "plan assets" of a Plan in Certificates of any Series or Class should consult with its counsel with respect to the potential consequences under ERISA and Section 4975 of the Code or, in the case of governmental plans or church plans, Similar Law of any such acquisition and ownership of such Certificates.

Unrelated Business Taxable Income-Residual Interests

      The purchase of a Certificate evidencing an interest in the Residual Interest in a Series that is treated as a REMIC by any employee benefit or other plan that is exempt from taxation under Code Section 501(a), including most varieties of Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of an interest in a Residual Interest, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing an interest in a Residual Interest on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511, such as certain governmental plans, as discussed above under "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences For REMIC Certificates--Taxation of Holders of Residual Certificates" and "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Holders of Residual Certificates--Restrictions on Ownership and Transfer of Residual Certificates."

      Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that individuals responsible for investment decisions with respect to ERISA Plans and Code Plans consult with their counsel regarding the consequences under ERISA and/or the Code of their acquisition and ownership of Certificates.

      The sale of Certificates to a Plan is in no respect a representation by the Depositor, the applicable underwriter or any other service provider with respect to the Certificates, such as the Trustee, the Master Servicer and the Special Servicer, if any, that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that this investment is appropriate for Plans generally or any particular Plan.

                                LEGAL INVESTMENT

      The related Prospectus Supplement will indicate whether the Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (the "Enhancement Act"). It is anticipated that the Offered Certificates generally will not constitute "mortgage related securities" for purposes of the Enhancement Act.

      All depository institutions considering an investment in the Certificates should review the Supervisory Policy Statement on Securities Activities dated January 28, 1992 (the "Policy Statement") of the Federal Financial Institutions Examination Council (to the extent adopted by their respective regulators), which in relevant part prohibits depository institutions from investing in certain "high-risk" mortgage securities, except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

      The  foregoing  does not take  into  consideration  the  applicability  of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income-paying," and provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

      The appropriate characterization of the Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Certificates, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisers to determine whether, and to what extent, the Certificates will constitute legal investments for them.

                              PLAN OF DISTRIBUTION

      The Depositor may sell the Certificates offered hereby in Series either directly or through underwriters. The related Prospectus Supplement or Prospectus Supplements for each Series will describe the terms of the offering for that Series and will state the public offering or purchase price of each Class of Certificates of such Series, or the method by which such price is to be determined, and the net proceeds to the Depositor from such sale.

      If the sale of any Certificates is made pursuant to an underwriting agreement pursuant to which one or more underwriters agree to act in such capacity, such Certificates will be acquired by such underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone. The specific managing underwriter or underwriters, if any, with respect to the offer and sale of a particular Series of Certificates will be set forth on the cover of the Prospectus Supplement related to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement. The Prospectus Supplement will describe any discounts and commissions to be allowed or paid by the Depositor to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any Class of Certificates will generally be obligated to purchase all such Certificates if any are purchased. Pursuant to each such underwriting agreement, the Depositor will indemnify the related underwriters against certain civil liabilities, including liabilities under the 1933 Act.

      If any Certificates are offered other than through underwriters pursuant to such underwriting agreements, the related Prospectus Supplement or Prospectus Supplements will contain information regarding the terms of such offering and any agreements to be entered into in connection with such offering.

      Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the 1933 Act in connection with reoffers and sales by them of Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer and sale.

                                  LEGAL MATTERS

      Certain legal matters relating to the Certificates offered hereby will be passed upon for the Depositor by Morrison & Hecker L.L.P., Kansas City, Missouri, and for the Underwriters as specified in the related Prospectus Supplement.

                              FINANCIAL INFORMATION

      A new Trust Fund will be formed with respect to each Series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

      It is a condition to the issuance of any Class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest categories, by a Rating Agency.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by Certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments. See "RISK FACTORS--Limited Nature of Credit Ratings."

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                              INDEX OF DEFINITIONS


1933 Act..........................................iii
1934 Act...........................................iv
1986 Act...........................................66
ACMs...............................................51
ADA................................................56
Agreement.......................................3, 16
AMTI...............................................73
Applicable Amount..................................67
Bankruptcy Code....................................43
Cash Flow Bond Method..............................81
CERCLA.........................................13, 49
Certificateholders.................................18
Certificates.....................................i, 1
Classes.............................................i
Closing Date.......................................24
Code............................................5, 57
Code Plans.........................................83
Collection Account..............................2, 18
Commission........................................iii
Compound Interest Certificates.....................61
Counsel............................................57
Credit Enhancement..............................3, 35
Cut-off Date....................................4, 18
Department.........................................84
Depositor...........................................i
Disqualified Organizations.....................14, 73
Distribution Account............................2, 18
Distribution Date...............................3, 18
Enhancement Act....................................86
EPA................................................51
ERISA...........................................5, 83
ERISA Plans........................................83
Escrow Account.....................................28
Escrow Payments....................................28
Event of Default...................................33
Fannie Mae.........................................19
FHA................................................25
FHLMC..............................................19
Forfeiture Laws....................................56
Form 8-K...........................................24
Garn-St. Germain Act...............................52
Hazardous Materials................................50
HUD................................................25
Installment Contracts...........................1, 22
Interest Weighted Certificate..................63, 81
IRS................................................59
Lead Paint Act.....................................51
Lender Liability Act...............................49
Master Servicer....................................27
Master Servicer Remittance Date....................19
Midland............................................16
mid-term capital gain..............................68
Mortgage........................................1, 22
Mortgage Loan...................................1, 22
Mortgage Loan File.................................24
Mortgage Loan Groups...............................24
Mortgage Loan Schedule.............................24
Mortgage Loans.....................................ii
Mortgage Pool...................................ii, 1
Mortgaged Property..............................1, 22
Multiple Variable Rate.............................64
NCUA...............................................54
Negative Adjustment................................81
noncontingent bond method..........................81
Non-U.S. Person....................................76
Note...............................................23
Offered Certificates................................i
OID................................................61
OID Regulations....................................58
Pass-Through Certificates..........................78
Pass-Through Rate.................................iii
Permitted Investments..............................19
Plan................................................5
Plans..............................................83
Policy Statement...................................86
Premium Regulations................................66
Prepayment Assumption..........................61, 63
Property Protection Expenses.......................19
PTCE...............................................85
Rating Agency...................................5, 17
Ratio Strip Certificates...........................80
Registration Statement............................iii
Regular Certificates............................5, 61
Regular Interests...................................5
Regulations........................................84
Relief Act.........................................53
REMIC..............................................ii
REMIC Certificates.................................58
REMIC Provisions...................................58
REMIC Regulations..................................58
REO Account........................................19
REO Property.......................................17
Reserve Account....................................17
Reserve Fund.......................................36
Residual Certificate...............................70
Residual Certificates...............................5
Residual Interests..................................5
S&P................................................20
Securities Act of 1933............................iii
Seller.............................................26
Senior Certificates................................35
Series..............................................i
Servicing Fee..................................30, 78
Similar Law........................................84
Simple Interest Loans..............................23
Single Variable Rate...............................62
Special Servicer....................................1
Special Servicing Fee..............................30
Specially Serviced Mortgage Loans..................27
Startup Day....................................58, 69
Stripped Certificates..............................78
Subordinate Certificates...........................35
Tax Reform Act of 1986.........................63, 66
Tiered REMICs......................................60
TIN................................................75
Title V............................................54

Title VIII.........................................54
Trust Fund......................................i, 17
Trustee.........................................1, 22
U.S. Person........................................73
UBTI...............................................72
UCC................................................40
Underwriter's Exemption............................85
USTs...............................................51
Voting Rights......................................15

=====================================================
No  dealer,  sales  person  or other person has  been
authorized  to  give  any  information or to make any
representation  not  contained  in   this  Prospectus
Supplement or the  Prospectus  and, if given or made,
such information or presentation must not  be  relied
upon  as  having  been  authorized  by  the Depositor
or the Underwriter.  This  Prospectus  Supplement and     $  (Approximate)
the  Prospectus do not constitute  an  offer  to sell
or a solicitation  of an  offer  to buy  any  of  the
securities offered hereby in any  jurisdiction to any
person  to whom  it is unlawful to make such offer in
such  jurisdiction.  Neither  the  delivery  of  this
Prospectus Supplement or the Prospectus  nor any sale    COMMERCIAL MORTGAGE
made hereunder shall, under any circumstances, create      ACCEPTANCE CORP.
an implication that the information herein is correct          Depositor
as of any time subsequent to the date hereof or that there has been no change in the affairs of the Depositor since such date.

                   TABLE OF CONTENTS
                                                     MIDLAND LOAN SERVICES, INC.
                 PROSPECTUS SUPPLEMENT                        Servicer

Available Information.............................iii
Summary of Prospectus Supplement..................S-1
Risk Factors.....................................S-19
Description of the Mortgage Pool.................S-36
Midland Loan Services, Inc.......................S-68
Description of the Certificates................. S-72   Class ___, Class ___,
Yield and Maturity Considerations................S-87   Class ___, Class ___
The Pooling and Servicing Agreement..............S-97
Material Federal Income Tax Consequences....... S-116
ERISA Considerations........................... S-118
Legal Investment............................... S-122
Plan of Distribution........................... S-122
Use of Proceeds.................................S-123
Legal Matters.................................. S-123     Commercial Mortgage
Ratings........................................ S-124  Pass-Through Certificates
Index of Definitions............................S-126       Series 1998-___

                      PROSPECTUS

Prospectus Supplement.............................iii
Additional Information............................iii
Incorporation of Certain Information by Reference..iv
Reports............................................iv
Table of Contents...................................v   _____________________
Summary of Prospectus...............................1
Risk Factors........................................6   PROSPECTUS SUPPLEMENT
The Depositor......................................15   _____________________
The Master Servicer................................16
Use of Proceeds....................................16
Description of the Certificates....................16
The Mortgage Pools.................................22
Servicing of the Mortgage Loans....................27
Credit Enhancement.................................35
Certain Legal Aspects of the Mortgage Loans........38
Material Federal Income Tax Consequences...........57
State Tax Considerations...........................83
ERISA Considerations...............................83
Legal Investment...................................86
Plan of Distribution...............................86
Legal Matters......................................87
Financial Information..............................87
Rating.............................................87
Index of Definitions...............................88

=====================================================

VERSION 2: MULTIFAMILY, GENERAL COMMERCIAL AND HOTELS

Replace the first paragraph of the cover page of the prospectus with the following:

           Commercial Mortgage Acceptance Corp. (the "Depositor") from time to time will offer Commercial Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates." The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes. Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed-use properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--General" herein. The percentage of any mixed-use residential/commercial property used for commercial purposes will be set forth in the Prospectus Supplement. Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) and hotels will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. See "DESCRIPTION OF THE MORTGAGE POOL" in the Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include installment contracts for the sale of such types of properties. Such mortgage loans and installment contracts are hereinafter referred to as the "Mortgage Loans." The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. The Mortgage Loans may be originated by affiliated entities, including Midland Loan Services, Inc. and unaffiliated entities. See "RISK FACTORS--Potential Inability to Verify Underwriting Standards." Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be master serviced by Midland Loan Services, Inc.


In "Summary of the Prospectus--The Trust Fund--A. Mortgage Pool," replace the second sentence with the following:

      Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of

                                      V2-i
      properties)   and  hotels   will   represent   security   for  a  material
      concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

In "Risk Factors" insert the following after the section entitled "Risks Associated with Lending on Income Producing Properties":

      Risks Particular to Hotel Properties

           The Mortgaged Properties securing the Mortgage Loans for any Trust Fund will contain a material concentration of hotel properties. Hotel properties may involve different types of hotels, including full service hotels, limited service hotels, hotels associated with national franchise chains, hotels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity.

           These Mortgaged Properties will be subject to operating risks common to the hotel industry. These risks include, among other things, competition from other hotels, increases in operating costs (which increases may not necessarily be offset by increased room rates), dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel, strikes, relocation of highways and the construction of additional highways. A hotel's location, quality and franchise affiliation can also affect its economic performance. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. In addition, as hotel revenues are primarily generated by room occupancy and such occupancy is usually for short periods of time, hotel revenues may be more sensitive to general economic conditions and competition than other income producing properties. This daily mark-to-market also accentuates the highs and lows of economic cycles. Additionally, the revenues of certain hotels, particularly those located in regions whose economy depends upon tourism, may be highly seasonal in nature, and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. Since limited service hotels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of such hotels could occur in any given region, which would likely adversely affect occupancy and daily room rates.

           To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing and maintaining existing facilities prior to the expiration of their anticipated useful lives. As a result of relatively high operating costs due to more frequent improvements and renovations than other types of income producing properties, relatively small decreases in hotel revenues can cause significant stress on a hotel's cash flow.

           The viability of any hotel property that is a franchise of a national or regional hotel chain depends in part on the continued existence and financial strength of the franchisor, the public perception of such hotel chain and the duration of the franchise licensing agreement. The continuation of the franchise is subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of a hotel to maintain such standards or adhere to such other terms and conditions could result in the loss or cancellation of the franchise licenses. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of certain capital expenditures that the related borrower determines are too expensive or are otherwise unwarranted in light of general economic conditions or the operating results or prospects of the affected hotels. In that event, the related

                                     V2-ii
      borrower may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the related borrower may seek to obtain a suitable replacement franchise or to operate such hotel property independent of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or the underlying value of the hotel covered by the franchise because of the loss of associated name recognition, marketing support and decentralized reservation systems provided by the franchisor.

           Because of the expertise and knowledge required to run hotel operations, foreclosure and a change in ownership (and consequently of management) may have an especially adverse effect on the perception of the public and the industry (including franchisors) concerning the quality of a hotel's operations. In the event of a foreclosure on a hotel property, it is unlikely that the Trustee, the Master Servicer (or Special Servicer, if applicable) or the purchaser of such hotel property may be entitled to the rights under any operating, liquor and other licenses for such hotel property, and such party would be required to apply in its own right for such licenses. There can be no assurance that new licenses could be obtained or that they could be obtained promptly. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such hotel property, the consent of the franchisor for the continued use the franchise license by the hotel property would be required. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure.

In  "The  Mortgage   Pools--General,"  replace  the  second  sentence  with  the following:

      Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) and hotels will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.





                                     V2-iii

VERSION 3: MULTIFAMILY, GENERAL COMMERCIAL AND NURSING HOMES


Replace the first paragraph of the cover page of the prospectus with the following:

           Commercial Mortgage Acceptance Corp. (the "Depositor") from time to time will offer Commercial Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates." The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes. Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed-use properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--General" herein. The percentage of any mixed-use residential/commercial property used for commercial purposes will be set forth in the Prospectus Supplement. Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) and nursing homes will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. See "DESCRIPTION OF THE MORTGAGE POOL" in the Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include installment contracts for the sale of such types of properties. Such mortgage loans and installment contracts are hereinafter referred to as the "Mortgage Loans." The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. The Mortgage Loans may be originated by affiliated entities, including Midland Loan Services, Inc. and unaffiliated entities. See "RISK
      FACTORS--Potential Inability to Verify Underwriting Standards." Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be master serviced by Midland Loan Services, Inc.

In "Summary of the Prospectus--The Trust Fund--A. Mortgage Pool," replace the second sentence with the following:

      Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) and nursing homes will represent security for a material concentration of the

                                      V3-i

      Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

In "Risk Factors" insert the following after the section entitled "Risks Associated with Lending on Income Producing Properties":

      Risks Particular to Nursing Homes

           The Mortgaged Properties securing the Mortgage Loans for any Trust Fund will contain a material concentration of nursing home properties. Nursing homes provide long term around-the-clock residential health care services to residents who require a lower level of care than that provided by an acute care hospital, but a higher level of care than that provided in a non-institutional home-like setting.

           Nursing homes may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions, all of which can adversely affect revenues from operation. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers and from time to time Congress has considered various proposals for national health care reform that could further limit these payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those nursing homes that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

           Moreover, nursing homes are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent they are dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a nursing home or, if applicable, bar it from participation in government reimbursement programs. Any or all of the foregoing factors can increase the cost of operation, limit growth and in extreme cases, require or result in suspension or cessation of operations.

           Under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure on a Mortgaged Property that is operated as a nursing home, none of the Trustee, the Master Servicer (or the Special Servicer, if applicable) or a subsequent lessee or operator of the Mortgaged Property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective Mortgaged Properties prior to such foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee, the Master Servicer (or the Special Servicer, if applicable) or purchaser in a foreclosure sale would be entitled to the rights under any required licenses and

                                     V3-ii
      regulatory approvals and such party may have to apply in its own right for such licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted. In addition, nursing homes are generally "special purpose" properties that could not be readily converted to general residential, retail or office use, and transfers of nursing homes are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of other types of commercial operations and other types of real estate, all of which may adversely affect the liquidation value of the related Mortgaged Property.

           Government regulation applying specifically to nursing homes includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific, and cannot be transferred to another site or to another operator without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Mortgaged Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

           Further government regulation applicable to nursing homes is found in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services. Violation of these restrictions can result in license revocation, civil and criminal penalties and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti-kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the nursing homes included in the Mortgage Pool for any Trust Fund that are subject to such laws.

           The operators of nursing homes are likely to compete on a local and regional basis with others that operate similar facilities. Some of their competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a nursing home will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. The inability of a nursing home to flourish in a competitive market may increase the likelihood of foreclosure on

                                     V3-iii
      the related Mortgage Loan, possibly affecting the yield on one or more Classes of the related Series of Offered Certificates.

In  "The  Mortgage   Pools--General,"  replace  the  second  sentence  with  the following:

      Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties) and nursing homes will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.


                                     V3-iv

VERSION 4: MULTIFAMILY, GENERAL COMMERCIAL, HOTELS AND NURSING HOMES

Replace the first paragraph of the cover page of the prospectus with the following:

           Commercial Mortgage Acceptance Corp. (the "Depositor") from time to time will offer Commercial Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates." The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes. Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed-use properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES--General" herein. The percentage of any mixed-use residential/commercial property used for commercial purposes will be set forth in the Prospectus Supplement. Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties), hotels and nursing homes will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed. See "DESCRIPTION OF THE MORTGAGE POOL" in the Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include installment contracts for the sale of such types of properties. Such mortgage loans and installment contracts are hereinafter referred to as the "Mortgage Loans." The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. The Mortgage Loans may be originated by affiliated entities, including Midland Loan Services, Inc. and unaffiliated entities. See "RISK
      FACTORS--Potential Inability to Verify Underwriting Standards." Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be master serviced by Midland Loan Services, Inc.

In "Summary of the Prospectus--The Trust Fund--A. Mortgage Pool," replace the second sentence with the following:

      Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties), hotels and nursing homes will represent security for a material concentration of the

                                      V4-i

      Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.

In "Risk Factors" insert the following after the section entitled "Risks Associated with Lending on Income Producing Properties":

      Risks Particular to Nursing Homes

           The Mortgaged Properties securing the Mortgage Loans for any Trust Fund will contain a material concentration of nursing home properties. Nursing homes provide long term around-the-clock residential health care services to residents who require a lower level of care than that provided by an acute care hospital, but a higher level of care than that provided in a non-institutional home-like setting.

           Nursing homes may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions, all of which can adversely affect revenues from operation. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers and from time to time Congress has considered various proposals for national health care reform that could further limit these payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those nursing homes that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

           Moreover, nursing homes are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent they are dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a nursing home or, if applicable, bar it from participation in government reimbursement programs. Any or all of the foregoing factors can increase the cost of operation, limit growth and in extreme cases, require or result in suspension or cessation of operations.

           Under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure on a Mortgaged Property that is operated as a nursing home, none of the Trustee, the Master Servicer (or the Special Servicer, if applicable) or a subsequent lessee or operator of the Mortgaged Property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective Mortgaged Properties prior to such foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee, the Master Servicer (or the Special Servicer, if applicable) or purchaser in a foreclosure sale would be entitled to the rights under any required licenses and

                                     V4-ii
      regulatory approvals and such party may have to apply in its own right for such licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted. In addition, nursing homes are generally "special purpose" properties that could not be readily converted to general residential, retail or office use, and transfers of nursing homes are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of other types of commercial operations and other types of real estate, all of which may adversely affect the liquidation value of the related Mortgaged Property.

           Government regulation applying specifically to nursing homes includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific, and cannot be transferred to another site or to another operator without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Mortgaged Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

           Further government regulation applicable to nursing homes is found in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services. Violation of these restrictions can result in license revocation, civil and criminal penalties and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti-kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the nursing homes included in the Mortgage Pool for any Trust Fund that are subject to such laws.

           The operators of nursing homes are likely to compete on a local and regional basis with others that operate similar facilities. Some of their competitors may be better capitalized, may offer services not offered by such operators or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a nursing home will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. The inability of a nursing home to flourish in a competitive market may increase the likelihood of foreclosure on

                                     V4-iii
      the related Mortgage Loan, possibly affecting the yield on one or more Classes of the related Series of Offered Certificates.

      Risks Particular to Hotel Properties

           The Mortgaged Properties securing the Mortgage Loans for any Trust Fund will contain a material concentration of hotel properties. Hotel properties may involve different types of hotels, including full service hotels, limited service hotels, hotels associated with national franchise chains, hotels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity.

           These Mortgaged Properties will be subject to operating risks common to the hotel industry. These risks include, among other things, competition from other hotels, increases in operating costs (which increases may not necessarily be offset by increased room rates), dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel, strikes, relocation of highways and the construction of additional highways. A hotel's location, quality and franchise affiliation can also affect its economic performance. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. In addition, as hotel revenues are primarily generated by room occupancy and such occupancy is usually for short periods of time, hotel revenues may be more sensitive to general economic conditions and competition than other income producing properties.

           This  daily  mark-to-market  also  accentuates  the highs and lows of economic cycles. Additionally, the revenues of certain hotels, particularly those located in regions whose economy depends upon tourism, may be highly seasonal in nature, and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. Since limited service hotels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of such hotels could occur in any given region, which would likely adversely affect occupancy and daily room rates.

           To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing and maintaining existing facilities prior to the expiration of their anticipated useful lives. As a result of relatively high operating costs due to more frequent improvements and renovations than other types of income producing properties, relatively small decreases in hotel revenues can cause significant stress on a hotel's cash flow.

           The viability of any hotel property that is a franchise of a national or regional hotel chain depends in part on the continued existence and financial strength of the franchisor, the public perception of such hotel chain and the duration of the franchise licensing agreement. The continuation of the franchise is subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of a hotel to maintain such standards or adhere to such other terms and conditions could result in the loss or cancellation of the franchise licenses. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of certain capital expenditures that the related borrower determines are too expensive or are otherwise unwarranted in light of general economic conditions or the operating results or prospects of the affected hotels. In that event, the related borrower may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the related borrower may seek to obtain a
      suitable   replacement   franchise  or  to  operate

                                     V4-iv
      such hotel property independent of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or the underlying value of the hotel covered by the franchise because of the loss of associated name recognition, marketing support and decentralized reservation systems provided by the franchisor.

           Because of the expertise and knowledge required to run hotel operations, foreclosure and a change in ownership (and consequently of management) may have an especially adverse effect on the perception of the public and the industry (including franchisors) concerning the quality of a hotel's operations. In the event of a foreclosure on a hotel property, it is unlikely that the Trustee, the Master Servicer (or Special Servicer, if applicable) or the purchaser of such hotel property may be entitled to the rights under any operating, liquor and other licenses for such hotel property, and such party would be required to apply in its own right for such licenses. There can be no assurance that new licenses could be obtained or that they could be obtained promptly. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such hotel property, the consent of the franchisor for the continued use the franchise license by the hotel property would be required. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure.

In  "The  Mortgage   Pools--General,"  replace  the  second  sentence  with  the following:

      Multifamily properties (consisting of apartments, congregate care facilities and/or mobile home parks), general commercial properties (consisting of retail properties, including shopping centers, office buildings, mini-warehouses, warehouses, industrial properties and/or other similar types of properties), hotels and nursing homes will represent security for a material concentration of the Mortgage Loans in any Trust Fund, based on principal balance at the time such Trust Fund is formed.


                                      V4-v

              INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.   Other Expenses of Issuance and Distribution*

           The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the SEC registration and filing fees, are estimated:

      SEC Registration Fee....................................$  442,500.00
      NASD Filing Fee...................................................N/A
      Legal Fees and Expenses.................................$  260,000.00
      Accounting Fees and Expenses............................$   70,000.00
      Trustee's Fees and Expenses (including counsel fees)....$   60,000.00
      Blue Sky Qualification Fees and Expenses................$    5,000.00
      Printing and Engraving Fees.............................$   90,000.00
      Rating Agency Fees......................................$3,000,000.00
      Miscellaneous...........................................$  100,000.00
                                                              -------------

      Total...................................................$2,120,000.00
                                                              =============

      *All amounts except the SEC Registration Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a series of Certificates in an aggregate principal amount assumed for these purposes to be one-half of the $3,000,000,000
      of Certificates    registered  hereby.  Accordingly,  one-half  of the SEC
      Registration Fee paid upon the filing of the Registration Statement is included in the table above.

Item 15.  Indemnification of Directors and Officers

          Section 355 of the General and Business Corporation Law of Missouri empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses, costs and fees (including attorney's fees), judgements, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
Section 355 provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith.

      Section 355 of the General and Business Corporation Law of Missouri further provides that a corporation may give any further indemnity, in addition to the indemnity set forth above to any person who is or was a director, officer, employee or agent, or to any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the articles of incorporation of the corporation or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the corporation which has been adopted by a vote of the shareholders of the corporation, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The Articles of Incorporation of the Registrant contain a provision requiring the Registrant to indemnify each such person to the extent his or her conduct is not adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

      The Registrant is authorized to purchase liability insurance for its directors and officers if it has not currently obtained such a policy.

      Reference is made to the form of  Underwriting  Agreement filed as Exhibit
1.1 hereto for provisions relating to the indemnification of directors, officers and controlling persons against certain liabilities including liabilities under the Securities Act of 1933, as amended. Pursuant to the Underwriting Agreement, the Underwriter will indemnify and hold harmless the Registrant and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Act of 1934, as amended, against any and all losses, claims, damages or liabilities, joint or several, to which they may become liable under the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus or prospectus supplement or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, but only with reference to written information furnished to the Registrant by or on behalf of the Underwriter (including in electronic media) specifically for use in connection with the preparation of the documents referred to in the foregoing indemnity.

      Unless otherwise specified, the Agreement relating to each Series will provide that neither the Registrant nor any director, officer, employee or agent of the Registrant will be liable to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement, or for errors in judgment, provided, however, that neither the Registrant nor any such person will be protected against liability for a breach of its representations and warranties under the Agreement or that would otherwise be imposed by reason of willful misfeasance, bad faith, fraud, misrepresentation or negligence in the performance of its duties or by reason of negligent disregard of its obligations and duties thereunder. The Agreement relating to each Series will further provide that the Registrant and any director, officer, employee or agent of the Registrant will be entitled to indemnification by the Trust Fund for any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than loss, liability or expense incurred by reason of its respective willful misfeasance, bad faith, fraud, misrepresentation or negligence in the performance of duties thereunder or by reason of negligent disregard of its respective obligations and duties thereunder.

Item 16.    Exhibits and Financial Statements

(a)         Exhibit

   1.1*     Form of Underwriting Agreement.

   4.1*     Form of Pooling and Servicing Agreement.

   5.1* Opinion of Morrison & Hecker L.L.P. as to legality (including consent of such firm).

   8.1* Opinion of Morrison & Hecker L.L.P. as to certain tax matters (including consent of such firm).

   23.1*    Consent  of  Morrison  &  Hecker  L.L.P.  (included  in
            Exhibits 5.1 and 8.1).

   24.1*    Power of Attorney (included on signature page).

------------------
*          Filed herewith.



(b)   Financial Statements

      All financial statements, schedules and historical financial information have been omitted as they are not applicable.

Item 17.   Undertakings

           A.   Undertaking pursuant to Rule 415.

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

      provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933 each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

           B.   Undertaking Concerning Filings Incorporating
                Subsequent Exchange Act Documents by Reference.

           The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           C.   Undertaking in Respect of Indemnification.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (including that the security rating requirement will be met by the time of sale of any securities registered hereunder) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 1st day of May, 1998.

                          COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                          By: /s/ Clarence A. Krantz
                              Clarence A. Krantz, Executive Vice President


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alan L. Atterbury, Leon E. Bergman and Clarence
A. Krantz, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) any or all amendments (including post-effective amendments) to this Registration Statement and any and all other documents in connection therewith, with all exhibits thereto, and (ii) a registration statement, and any and all amendments thereto, relating to any offering covered hereby filed pursuant to Rule 462(b) under the Securities Act, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated.

Signature               Position                            Date


/s/ Alan L. Atterbury   Director and President              May 1, 1998
Alan L. Atterbury       (Principal Executive Officer)       -----------



/s/ Leon E. Bergman     Chief Financial Officer             May 1, 1998
Leon E. Bergman         (Principal Financial and            -----------
                        Accounting Officer)

/s/ Clarence A. Krantz  Director                            May 1, 1998
Clarence A. Krantz                                          -----------


/s/ William V. Morgan   Director                            May 1, 1998
William V. Morgan                                           -----------



                                       S-1